                                 MORGAN STANLEY
                   VARIABLE INVESTMENT SERIESSEMI-ANNUAL REPORT







                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001

Morgan Stanley Variable Investment Series
TABLE OF CONTENTS

Letter to the Shareholders..................................     1
Fund Performance............................................    19
Portfolio of Investments:
    Money Market............................................    21
    Short-Term Bond.........................................    23
    Quality Income Plus.....................................    27
    High Yield..............................................    32
    Utilities...............................................    41
    Income Builder..........................................    44
    Dividend Growth.........................................    48
    Capital Growth..........................................    51
    Global Dividend Growth..................................    55
    European Growth.........................................    61
    Pacific Growth..........................................    66
    Equity..................................................    74
    S&P 500 Index...........................................    79
    Competitive Edge "Best Ideas"...........................    91
    Aggressive Equity.......................................    95
    Information.............................................   100
    Strategist..............................................   104
Financial Statements:
    Statements of Assets and Liabilities....................   114
    Statements of Operations................................   117
    Statements of Changes in Net Assets.....................   120
Notes to Financial Statements...............................   132
Financial Highlights........................................   146

Morgan Stanley Variable Investment Series                 Two World Trade Center
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001            New York, New York 10048

Dear Shareholder:
U.S. economic growth decelerated through the end of 2000 and continued slowing during the first half of 2001. Much of the weakness was centered in the industrial sector, especially in the telecommunications and technology industries, which enjoyed exceptional growth over the previous several years. According to the National Association of Purchasing Managers, the industrial contraction was particularly severe during the first quarter of 2001, and manufacturing conditions remained negative through the end of June. Consumer spending, which accounts for about two-thirds of the gross domestic product of the United States, held up remarkably well, but also decelerated. Consumer confidence dropped to its lowest level in some four years.

U.S. monetary and fiscal policies in the six-month period ended June 30, 2001, were aimed at stimulating economic growth. The Federal Reserve Board cut the benchmark federal funds rate by 275 basis points (2.75 percent) during the period. This was the Fed's most aggressive monetary policy adjustment since 1984. As for fiscal policy, Congress passed reductions in personal tax rates that included rebate checks scheduled to be sent out during the third quarter of this year.

Equity Market Overview
The six-month period ended June 30, 2001, was mixed for equity investors. January and April were the only positive months for growth investors, led by sharp advances in technology. Within the large-capitalization arena, value outperformed growth by a margin of 8 percent. Within small caps, value stocks outperformed their growth counterparts by a 12-percent margin.

Preannouncements around the second-quarter earnings season dominated investor sentiment in May and June. While there was negative news from the technology sector -- most notably within telecommunications, not all the bad news was in technology. Merrill Lynch surprised the markets with a negative profit warning late in June. Among the 948 companies preannouncing earnings, 67 percent of the reports were negative, slightly improved from 69 percent in the first quarter.

Fixed-Income Overview
The U.S. Treasury market responded positively to the slowing economy in January and February of this year. Since then, the Fed's easing has continued to pull short-term interest rates lower; but expectations for an economic recovery have led to rising long-term rates. Consequently, the yield on the two-year Treasury note fell to 4.24 percent at the end of June from 5.10 percent six months earlier. The yields on 10- and 30-year Treasuries both increased by some 30 basis points, ending the period at 5.41 percent and 5.76 percent, respectively. At the beginning of the period, yields on GNMAs and other mortgage-backed securities were near their highest levels relative to Treasury yields in 15 years. As the period progressed,

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

mortgage-backed securities performed relatively well. Mortgage yields remained attractive as the period drew to a close.

International Overview
European stock markets continued to trend down in sympathy with U.S. stock markets during the period under review. Early on, European companies seemed to shrug off economic concerns and returned strong first-quarter results. By the second quarter, however, it became increasingly apparent that neither European companies nor European economies would remain immune from the problems being experienced in the global economy. Across many sectors, there is now a noticeable slowdown in activity, which is being reflected in a steady stream of profit warnings and preannouncements of weak first-half numbers. The European Central Bank does not seem to be responding to this weakening in European economies and is sending out no firm signals that it is prepared to reduce interest rates further. Given this uncertainty, the euro remains weak against the U.S. dollar.

During the first half of 2001, Japanese equities experienced high volatility, declining more than 8 percent as a result of global and domestic concerns. In May, Japanese equities rallied on investor optimism that newly elected Prime Minister Koizumi would gain enough political support for policies to rescue Japan's fragile economy. By the end of June, Japanese equities retreated to their pre-election levels, lacking direction in the face of a confluence of events including investors' concerns about Koizumi's reforms, lack of positive news on individual stocks, a weakening domestic economy and the poor outlook for the U.S. economy. In addition, the Japanese markets were reeling from the pressure of companies unwinding their cross-share holdings.

The Asia ex-Japan region declined nearly 6 percent because of concerns over slowing economic growth and diminishing corporate profits. The prolonged weakness in global demand, specifically for technology-related products, continues to pressure export-oriented economies. Disappointing economic news from Europe and Japan reduced expectations of an imminent global economic recovery and added to regional concerns over a possible recession and earnings downgrades.

Aggressive Equity Portfolio
For the six-month period ended June 30, 2001, Aggressive Equity Portfolio's Class X shares posted a total return of -21.17 percent compared to -6.69 percent for the Standard & Poor's 500 Stock Index

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

(S&P 500)(1) and -12.48 percent for the Nasdaq composite. For the same period, the Portfolio's Class Y shares returned -21.24 percent. The performance of the two share classes varies because each has different expenses.

Given our outlook for a slowing economy, we positioned the Portfolio away from economically sensitive groups that we believed would more likely experience a deceleration in earnings and toward industries with more stable earnings growth. Historically, in our experience, this has been the strategy that has worked at this stage of the economy. This time around, however, while our economic outlook was correct and economically sensitive groups did have the worst earnings growth, sector leadership did not reflect this scenario. Instead, relative valuations played the more significant role. Because many cyclicals, including basic commodities, capital goods and consumer cyclicals, had long underperformed, their valuations became deeply undervalued and, apparently, too compelling for investors to resist. These factors contributed to the Portfolio's underperformance relative to its benchmark index.

Another reason for the divergence in sector performance from the historical pattern is that the order of this economic cycle was reversed. Typically, it is the consumer that leads the economy down, pulling capital goods and basic materials with it. This time, commodity industries peaked in 1998, two years ahead of the rest of the economy. Next, the prospects for capital goods companies, particularly technology firms, began to plummet in 2000. This in turn began to slow consumer spending late in 2000. Unusually, while consumer spending on big-ticket items has slowed, it has held together impressively. This is particularly true relative to past recessions. Behind this is the fact that corporations have been slower to terminate employees, given that demographics have limited the availability of labor. In our view, the key as to whether consumer spending will finally break, taking real estate with it, will be the direction of unemployment. If unemployment soars, the last economic support will fall.

There is growing evidence that the U.S. economy is stabilizing and could begin to recover at the end of the year. Europe and the rest of the world are likely to follow suit, probably within two quarters. However, it appears that the recovery could be subpar, as consumer-spending growth has stayed above historic trendline levels, suggesting that this area, which accounts for two-thirds of the economy, will experience only an anemic recovery. The free fall in technology earnings should begin to abate as earnings comparisons become

---------------------
(1)The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

much more easily made in December and inventory levels more normalized by year-end. However, the technology sector, which accounted for one-third of the growth in the economy in the latter part of the 1990s, is also likely to stage a slow comeback, as excess capacity will overhang for at least another year. Nevertheless, consumer and technology stocks could rally in anticipation of a normal recovery in these two sectors.

Basic infrastructure and all its suppliers, an area that has been underinvested in during the last 10 years, may emerge as one of the leading growth sectors as the economy bottoms. Capital spending in the United States has been dominated by technology over the last 10 years. As a result, basic investments in energy exploration, utility production and transportation construction have been neglected. Additionally, commodity companies around the world have shown much more financial and capital discipline this time around. Insufficient rain in many of the significant commodity and agriculture production areas of the world may also reduce the supply and availability of basic materials needed for the infrastructure build-out that has begun as well as global grain inventories. We anticipate that the Portfolio will increasingly be oriented toward this new area of growth for the economy.

Capital Growth Portfolio
For the six-month period ended June 30, 2001, Capital Growth Portfolio's
Class X shares produced a total return of -15.09 percent versus -6.69 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned -15.20 percent. The performance of the two share classes varies because each has different expenses.

The Portfolio's performance suffered on both an absolute and a relative basis when the Fed made its first interest-rate cut of 2001 in early January. Since that time we have been repositioning the Portfolio in consideration of the Fed's current, more-accommodative interest-rate policy. Because we believe that the stock market has begun a bottoming process, we reduced some of the Portfolio's positions in the energy, financial services and consumer sectors, investing the proceeds in more-cyclical areas, including, selectively, the technology sector. The Portfolio continues to invest in companies across the market-cap spectrum.

At the end of June, the Portfolio had 20.5 percent of its assets in financial services, 20.5 percent in health care, 20.5 percent in capital goods and basic industry combined, 18.5 percent in technology, 17 percent in the consumer sector and 3 percent in energy. The Portfolio's 10 largest holdings on June 30 were Apple Computer, Cendant, UnumProvident, Fifth Third Bancorp, Lincare Holdings, Tenet Healthcare, Citrix Systems, Golden West Financial, Microsoft and Advance PCS.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

Competitive Edge -- "Best Ideas" Portfolio
For the six-month period ended June 30, 2001, Competitive Edge -- "Best Ideas" Portfolio's Class X shares posted a total return of -15.41 percent versus
-10.66 percent for the Morgan Stanley Capital International (MSCI) World Index.(2) For the same period, the Portfolio's Class Y shares returned
-15.50 percent. The performance of the two share classes varies because each has different expenses.

A concentration in large-capitalization global growth stocks, as well as a number of U.S. technology stocks and euro-based telecommunications companies, led to the Portfolio's underperformance relative to the MSCI World Index.

The Portfolio invests primarily in stocks compiled by the Morgan Stanley Equity Research department that are believed to demonstrate a long-term sustainable "competitive edge" versus other players in the global arena. As of June 30, 2001, approximately 99 percent of the Portfolio's assets were invested in 40 equity positions throughout the world. The remaining 1 percent was held in cash equivalents. The Portfolio's 10 largest positions were Microsoft, AOL Time Warner, General Electric, Clear Channel Communications, News Corporation Preference shares, Diageo PLC, United Technologies, Groupe Danone, Johnson & Johnson and Suez.

Dividend Growth Portfolio
For the six-month period ended June 30, 2001, Dividend Growth Portfolio's Class X shares posted a total return of 1.31 percent versus -6.69 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned
1.13 percent. The performance of the two share classes varies because each has different expenses.

The Portfolio's performance outpaced that of the S&P 500, due in part to its underexposure to high technology and stocks with high price-to-earnings ratios, many of which underperformed during the period. Instead, the Portfolio's screening process led to overweightings in basic materials, capital goods,

---------------------
(2) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

energy and utilities, which enjoy strong cash flows and attractive dividend yields, many of these sectors having had positive earnings compared with year-ago results.

On June 30, 2001, the Portfolio was relatively fully invested. In an effort to maintain the Portfolio's stated intention of focusing on its investment in traditional companies with an e-commerce strategy, the managers took steps to restructure the Portfolio accordingly. Portfolio transactions during the period included a reallocation of assets to reflect a more accurate use of the dividend growth discipline. As a result, holdings in Ryder and Aetna were liquidated. At the end of June, the Portfolio was invested in 72 common stocks spread among 36 different industry groups.

Equity Portfolio
For the six-month period ended June 30, 2001, Equity Portfolio's Class X shares posted a total return of -18.70 percent versus -6.69 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned -18.83 percent. The performance of the two share classes varies because each has different expenses.

The Portfolio's performance lagged that of its benchmark primarily because of its exposure to health care and technology. Typically, we would have expected health care to outperform at this point in the economic cycle due to its steady earnings growth. It did not this time, as value stocks outperformed growth stocks. Investments in certain areas of consumer cyclicals, including retailing and media, were beneficial to the Portfolio's relative performance.

On June 30, 2001, the Portfolio's 10 largest holdings were Microsoft, AOL Time Warner, Genzyme, Verisign, Baxter International, Ebay, Clear Channel Communications, Veritas Software, Hershey Foods and Fifth Third Bancorp.

We continue to expect modest improvement in economic growth and earnings toward the end of 2001. We are using a barbell approach in managing the Portfolio, focusing on consumer cyclical stocks that may benefit as the U.S. economy improves as well as steady growth companies that can produce earnings increases in a difficult environment.

European Growth Portfolio
For the six-month period ended June 30, 2001, European Growth Portfolio's Class X shares produced a total return of -14.46 percent versus -10.66 percent for the MSCI World Index and -17.54 percent for

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

the MSCI Europe Index(3). For the same period, the Portfolio's Class Y shares returned -14.57 percent. The performance of the two share classes varies because each has different expenses.

During the period, the Portfolio maintained its concentration in mid- and large-capitalization growth stocks, continuing to use a bottom-up investment process. In this environment Morgan Stanley Investment Management Inc., the Portfolio's sub-advisor, remained skeptical of many of the more highly valued growth issues, preferring instead to invest in more-defensive growth areas, including food, beverage and tobacco manufacturers.

The sub-advisor added a number of new stock names to the Portfolio during the period, including the Swiss lock manufacturer Kaba Holding, the German telecommunications company Deutsche Telekom and the high-quality French food retailer Carrefour. After a difficult period for the company following its acquisition of Promodes, a competitor in France, the sub-advisor considers Carrefour capable of regaining lost market share and rebuilding profitability.

As of June 30, 2001, the Portfolio's regional weightings were 46.8 percent in the eurozone (the 11 countries that have adopted the euro as a common currency),
36.7 percent in the United Kingdom, 9 percent in Switzerland and 4.5 percent in Sweden, with the remainder in cash and other assets.

Morgan Stanley Investment Management believes that the outlook for European equities is mixed. In the short term, the sub-advisor is concerned that economic weakness in the United States and Latin America may continue to affect European markets. Indeed, the United Kingdom and the eurozone economies are already beginning to show signs of weakening. On the other hand, any acceleration of this process of economic deterioration in Europe and the United Kingdom may prompt the central banks in some countries to react with further interest-rate cuts, and any such moves could stimulate stock markets.

Another issue of note for the U.S.-dollar-based investor in the European markets is the continued strength of the dollar against the euro. Toward the end of 2000 the euro rallied somewhat, but that run proved short-lived. It remains to be seen whether the euro will be able to achieve sustained strength in this environment.

---------------------
(3)The Morgan Stanley Capital International (MSCI) Europe Index measures the performance for a diverse range of global stock markets within Austria, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, Ireland, Portugal, and the United Kingdom. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

Global Dividend Growth Portfolio
For the six-month period ended June 30, 2001, Global Dividend Growth Portfolio's Class X shares produced a total return of -3.72 percent versus -10.66 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned -3.81 percent. The performance of the two share classes varies because each has different expenses.

Consistent with our expectation of continued weakness in the U.S. equity markets, we are targeting just 33 percent of the Portfolio's net assets toward U.S. equities. This level of exposure, a significant underweighting relative to that of the MSCI World Index (53.3 percent), has helped protect investors from the extreme volatility in the U.S. equity markets of late.

Japan's economic growth is still anemic, constrained in part by its dependence on high-priced imported oil. Even as the price of oil has declined, however, the economy there has struggled to find the confidence it once had. We are currently targeting 10 percent of the Portfolio's net assets toward Japan, slightly lower than that market's 10.7 percent weighting in the MSCI World Index.

European markets underperformed the U.S. market during the period, with the MSCI Europe Index down 18.2 percent. While the Portfolio's limited exposure to technology and telecommunications helped its relative performance considerably, its overweighted stance in Europe detracted from its return. We are currently targeting 34 percent of the Fund's net assets toward continental European markets and 11.0 percent toward the United Kingdom, versus the MSCI World Index's weightings of 21.1 percent and 9.8 percent, respectively.

Hong Kong and Singapore are the only Asian markets outside Japan that the Portfolio has exposure to. Over the last six months, the region has given back some of the strong gains it made following the Asian currency crisis more than two years ago. The Portfolio is currently targeting 4.0 percent of net assets toward investments in Hong Kong and Singapore, versus a 1.3 percent weighting for those two markets combined in the MSCI World Index. At current prices, an Asian recovery seems well discounted, but we remain optimistic about further strength in economic activity, corporate profits and thus share prices. The Portfolio also remains exposed to the resource-oriented markets of Australia (4.0 percent) and Canada (3.0 percent), where economic fundamentals continue to be strong.

During this period, we liquidated positions in Qantas Airways, Seat-Pagine Gialle, Portugal Telecom, British Telecom, Telus Corporation, Massey Energy and Agilent Technologies.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

High Yield Portfolio
For the six-month period ended June 30, 2001, High Yield Portfolio's Class X shares posted a total return of -16.93 percent versus 3.93 percent for the Lehman Brothers U.S. Corporate High Yield Index.(4) For the same period, the Portfolio's Class Y shares returned -17.04 percent. The performance of the two share classes varies because each has different expenses.

The Portfolio's underperformance relative to its benchmark resulted primarily from the poor performance of its core holdings in the B-rated sector in general and its telecommunications and technology holdings in particular.

While some sectors of the high-yield market improved during the period, B-rated securities continued to experience difficulty. Moreover, the telecommunications and technology industry sectors, which collectively are both the market's and the Portfolio's largest weightings, remained under pressure as companies announced shortfalls in their sales and income projections and as credit remained restrictive. Against this backdrop, default levels increased for both the market and the Portfolio.

As previously announced, a new investment team assumed responsibility for the Portfolio in early January. The team immediately undertook a rigorous review of the high-yield component's holdings. Based on their bottom-up analysis, the new management team redeployed a portion of the Portfolio's assets into securities that they believe offer better investment potential. The team also retained a number of securities that they consider to have good recovery value. In each instance the team took account of the need to balance the risks inherent in the high-yield market with the Portfolio's investment objectives.

Income Builder Portfolio
For the six-month period ended June 30, 2001, Income Builder Portfolio's
Class X shares posted a total return of 4.90 percent versus -6.69 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned
4.81 percent. The performance of the two share classes varies because each has different expenses.

---------------------
(4) The Lehman Brothers U.S. Corporate High Yield Index tracks the performance of all below-investment-grade securities that have at least $100 million in outstanding issuance, a maturity greater than one year, and are issued in fixed-rate U.S. dollar denominations. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

The Portfolio's outperformance relative to its benchmark can be attributed largely to its lack of exposure to technology stocks, which generally pay little if any dividends. Because the Portfolio's primary objective is to provide reasonable income, these stocks are typically not included among its holdings. The Portfolio's value-oriented style of stock selection also benefited its performance relative to the S&P 500.

During the period, consumer cyclicals, communication services and energy stocks were positive contributors to the Portfolio's performance, while investments in health care and utilities had a negative effect. We continue to remain positive about energy, as we believe that group can continue to provide stable returns in a slower economic growth scenario.

On June 30, 2001, the Portfolio's large-cap stock segment was relatively fully invested, as it has been since its inception. Portfolio transactions during the period included the purchase of Burlington Resources, Pitney Bowes, Sears and Sprint and the elimination of AT&T, Ryder and Supervalu.

Information Portfolio
For the six-month period ended June 30, 2001, Information Portfolio's Class X shares posted a total return of -34.05 percent versus -6.69 percent for the S&P 500 and -12.48 percent for the Nasdaq composite. For the same period, the Portfolio's Class Y shares returned -34.17 percent. The performance of the two share classes varies because each has different expenses.

This period was characterized by deteriorating fundamentals in the technology sector, with companies slashing their information technology budgets and consumers feeling the pressure of a weakening economy. The decline in demand reverberated through the entire food chain, putting pressure on everyone from systems manufacturers to component suppliers. We believe this slowdown is temporary and have shifted our focus to determining which companies are best poised to recuperate. In the meantime, we have drastically decreased the Portfolio's exposure to more-volatile areas such as communications equipment and e-commerce, while increasing its exposure to more-established sectors like cable and media.

As the Portfolio enters the second half of the year, there is still a high degree of uncertainty regarding the duration and magnitude of the current slowdown. Concerns that the U.S. weakness is spreading internationally have made investors in technology skeptical. Although the strength of the entire technology industry is in question, we believe that many individual companies are still capable of achieving above-average growth.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

Money Market Portfolio
As of June 30, 2001, the Money Market Portfolio had net assets in excess of $489 million with an average life of 69 days. For the six-month period ended June 30, 2001, the Portfolio's Class X shares produced a total return of
2.47 percent. For the seven-day period ended that same date, the Portfolio's Class X shares provided an effective yield of 3.85 percent and a current yield of 3.78 percent, while its 30-day moving average yield for June was
3.96 percent.

For the same six-month period, the Portfolio's Class Y shares produced a total return of 2.34 percent. For the seven-day period ended June 30, 2001, the Portfolio's Class Y shares provided an effective yield of 3.59 percent and a current yield of 3.53 percent, while its 30-day moving average yield for June was 3.70 percent. The performance of the Portfolio's two share classes varies because each has different expenses.

On June 30, 2001, approximately 48 percent of the Portfolio was invested in high-quality commercial paper, 40 percent in federal agency obligations and the remaining 12 percent in short-term bank notes and certificates of deposit issued by financially strong commercial banks. At the end of the fiscal period, approximately 80 percent of the Portfolio's holdings were due to mature in less than four months. We believe that the Portfolio is well positioned for stability of value with a high degree of liquidity.(5)

As always, we attempt to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. The Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

The jury remains out on whether the sharply lower levels of short-term interest rates and the tax cuts enacted by Congress will prove sufficient to reverse the softening pace of economic activity. Factory payroll counts contracted for 11 consecutive months through June 2001, and May's capacity utilization report registered its lowest level since 1983. We anticipate that the Fed could take further steps to reduce short-term rates during the upcoming months. However, the Portfolio is positioned to be able to reflect changing levels of money market rates in either direction during the months ahead.

---------------------
(5) An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

Pacific Growth Portfolio
For the six-month period ended June 30, 2001, Pacific Growth Portfolio's
Class X shares produced a total return of -12.11 percent compared to -10.66 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned -12.13 percent. The performance of the two share classes varies because each has different expenses.

On a country allocation basis, the Portfolio's overweighted positions in Hong Kong and Singapore, coupled with an underweighted stance in Australia, detracted from its relative performance. The Portfolio's stock selection in South Korea, India and Australia had a negative impact. Conversely, individual stocks in Taiwan, Japan and Singapore contributed positively to its performance.

The Portfolio's underweighting in the Japanese banking sector proved beneficial, given that bank valuations suffered from investors' fears of an increase in nonperforming loans. Both the decline in the Nasdaq composite and downward earnings revisions for technology, media and telecommunications companies globally affected the Portfolio negatively because of its significant exposure to the technology hardware sector in Japan.

In Japan, Morgan Stanley Investment Management Inc., the Portfolio's sub-advisor, trimmed the Portfolio's exposure to Ricoh, Kyocera and Nintendo, which have recently outperformed, and added a new position in Mitsubishi on expectations of future earnings growth. The Portfolio continued to be overweighted in select technology, chemicals and digital-related companies. The sub-advisor believes that the Portfolio may benefit from its blue-chip holdings and its positions in value-oriented and economically sensitive sectors should Japanese companies accelerate the pace at which they are pursuing corporate restructuring and industrial realignment.

During the first half of 2001, the sub-advisor increased the Portfolio's position in China, which was already an overweighting, in consideration of that nation's low dependence on exports and its relatively strong domestic economy. The sub-advisor also added to the Portfolio's holdings in Taiwan, though still maintaining an underweighted stance there.

In Singapore the Portfolio reduced its exposure to information technology stocks, as the sub-advisor feels that the medium-term prospects for those companies do not justify their current valuations. The Portfolio maintained its underweighting in Malaysia by selling stocks that recently outperformed and that no longer offered attractive relative valuations.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

In Australia, we reduced our exposure to telecoms, which have outperformed, and used the proceeds to purchase more-attractive telecoms in Singapore. The sub-advisor eliminated the Portfolio's investments in Thailand because of a perceived deterioration in fundamentals, specifically the continuing deceleration in economic growth led by contracting exports and slumping domestic demand.

Quality Income Plus Portfolio
For the six-month period ended June 30, 2001, Quality Income Plus Portfolio's Class X shares posted a total return of 3.79 percent versus 3.62 percent for the Lehman Brothers Aggregate Index.(6) For the same period, the Portfolio's
Class Y shares returned 3.68 percent. The performance of the two share classes varies because each has different expenses.

At the beginning of the period, yields for most U.S. fixed-income securities were the most generous relative to U.S. Treasury and agency securities than they have been in more than 15 years. This represented an unusual opportunity to build positions in investment-grade corporate securities and mortgage-backed securities. Consequently, the Portfolio's managers increased corporate and other non-U.S. government investments to 69.0 percent of the Portfolio and repositioned the corporate portion of the Portfolio to take advantage of what we deemed to be the best values within the investment-grade universe. We also invested 22.8 percent of the Portfolio in mortgage-backed securities. The remainder of the Portfolio was invested in U.S. Treasury notes (7.0 percent) and U.S. government agencies (1.2 percent).

Although yields on nongovernment securities fell relative to government securities during the period, they remained historically generous and continued to offer good value for investors.

S&P 500 Index Portfolio
For the six-month period ended June 30, 2001, S&P 500 Index Portfolio's Class X shares produced a total return of -6.88 percent compared to -6.69 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned
-7.00 percent. The performance of the two share classes varies because each has different expenses.

---------------------
(6) The Lehman Brothers Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

The Portfolio seeks to deliver investment performance that corresponds before expenses to the total return of the S&P 500 by investing in substantially all the stocks that comprise the S&P 500 in approximately the same weightings as they are represented in the Index.

Defensive sectors in the market continued to lead the Index during the period, with consumer cyclicals posting the best performance, up nearly 7.3 percent. Technology was the worst-performing sector, with a total return of -16.3 percent that accounted for -3.5 percent of the Index's return.

As of June 30, 2001, the top five positions in the S&P 500 were General Electric (4.11 percent), Microsoft (3.32 percent), Exxon Mobil (2.56 percent), Citigroup (2.26 percent) and Pfizer (2.15 percent).

After a choppy first half of the year, the bearish sentiment that has overshadowed the market has yet to subside. However, we believe that the six interest-rate cuts in as many months may help reaccelerate the economy. With recent economic events casting both hope for recovery and fear of recession over the overall market, it remains to be seen whether the market can officially move into recovery territory. We are cautiously optimistic on the market in the near future, taking into consideration the potential benefit of the imminent tax refund and falling energy costs amid a docile inflation environment.

Short-Term Bond Portfolio
For the six-month period ended June 30, 2001, Short-Term Bond Portfolio's
Class X shares posted a total return of 2.50 percent compared to 5.11 percent for the Lehman Brothers U.S. Credit Index (1-5 Year).(7) For the same period, the Portfolio's Class Y shares returned 2.29 percent. The performance of the two share classes varies because each has different expenses.

The Portfolio's underperformance relative to its benchmark resulted primarily from not being well positioned in January when the Fed started cutting rates. As previously announced, a new investment team assumed responsibility for the Portfolio in early January and began to reposition the Portfolio at that time.

At the beginning of the period, yields for most U.S. fixed-income securities were the most generous relative to U.S. Treasury and agency securities than they have been in more than 15 years. This represented an unusual opportunity to build positions in investment-grade corporate securities and mortgage-backed securities. Consequently, we increased corporate and other non-U.S. government investments to

---------------------
(7) The Lehman Brothers U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

29.0 percent of the Portfolio. We also reduced the government agency portion to
13.5 percent of the Portfolio as agencies became relatively fully priced.

At the end of the period, the remaining 57.5 percent of the Portfolio was invested in U.S. Treasury notes (42.6 percent) and cash equivalents
(14.9 percent). We expect to use these investments as a source of liquidity for building the nongovernment position as opportunities arise.

Although yields on nongovernment securities fell relative to government securities during the period, they remained historically generous and continued to offer good value for investors.

Strategist Portfolio
For the six-month period ended June 30, 2001, Strategist Portfolio's Class X shares posted a total return of -6.72 percent versus -6.69 percent for the S&P 500 and 3.51 percent for the Lehman Brothers U.S. Government/Credit Index.(8) For the same period, the Portfolio's Class Y shares returned
-6.84 percent. The performance of the two share classes varies because each has different expenses.

Our decision to keep the Portfolio relatively underweighted in bonds in the first quarter of 2001 hindered its return. In April, however, we increased the Portfolio's bond allocation, leading to an improvement in performance relative to the benchmarks during the latter part of the period.

Within the Portfolio's equity portion, overweighted sectors as of June 30, 2001, included health care, basic materials, transportation and consumer cyclicals. Industrials, consumer staples and financials were all roughly market weighted, while utilities, energy and technology were underweighted. At the end of June, the Portfolio's asset allocation target stood at 55 percent of its assets in equities, a neutral weighting versus an average balanced fund, with 20 percent in bonds, an underweighted position, and an above-average 25 percent in cash.

The fixed-income portion held 162 issues on June 30, 2001, with 51.8 percent in corporate debt, 32.5 percent in mortgage-backed securities and 15.4 percent in U.S. government-issued and government-agency bonds, with the remainder in cash. Its average duration, a measurement of bond price volatility relative to interest-rate movement, was 5.4 years.

---------------------
(8) The Lehman Brothers U.S. Government/Credit Index (formerly the Lehman Brothers Government/Corporate Index) tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

Utilities Portfolio
For the six-month period ended June 30, 2001, the Utilities Portfolio's Class X shares provided a total return of -10.74 percent versus -6.69 percent for the broad-based S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -10.86 percent. The performance of the Portfolio's two share classes varies because of differing expenses. While weakness across all of the Portfolio's primary investment segments contributed to its underperformance relative to its broad-based S&P benchmark, the natural gas sector, which declined more than 19 percent during the period (as measured by the AMEX Natural Gas Index), was a significant detractor from the Portfolio's performance.

During the six-month period ended June 30, 2001, the stock market -- prompted by a rapidly slowing economy and disappointing corporate earnings -- experienced a high degree of volatility. Within this difficult investment environment, utilities stocks in general, and the Utilities Portfolio in particular, were further hindered by the poor performance of the telecommunications sector and the uncertainties associated with the California power crisis.

Within this period, news stories depicting electricity shortages and rolling blackouts in California kept investors focused on that state's ongoing power crisis, which resulted in part from a flawed deregulation plan. The dysfunctional electric market created serious financial challenges for both Edison International and PG&E, California's largest utilities companies, with the latter filing for bankruptcy protection. Although the Portfolio avoided both companies, instead favoring financially strong companies with growing merchant energy businesses and positive earnings growth momentum, the events in California raised concern over possible industry reregulation, which negatively affected the share price performance of many electric companies. Particularly hard hit were independent power producers (IPPs) operating in the state. On a more comforting note, nationwide electricity demand remains strong, which was underscored by the fact that many power companies posted record earnings results during the period.

Within the natural gas sector, a meaningful downtrend in gas prices was evident during the second quarter of 2001, primarily due to extremely mild weather patterns. As a result, natural gas stocks lagged those of other utility companies during this period, and several companies experienced significant share price erosion as a result of their exposure to the California crisis. Incremental demand from new power generation facilities and more-seasonal summer weather should help foster a firmer pricing environment as we enter the winter heating season. Despite the poor performance of natural gas stocks, however, it's important to note that many gas companies posted solid financial results as a result of healthy merchant energy activities such as the trading and marketing of gas and electric power.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

Telecommunications stocks lagged the overall market because of a significant slowdown in economic growth, fears of bandwidth oversupply and the financial difficulties of many emerging carriers. Given this difficult environment, the Portfolio focused on stocks of financially solid companies, including the Regional Bell Operating Companies (RBOCS) and major cable companies. Both groups have historically performed well during periods of slower economic growth and are, we believe, well positioned to reap the potential rewards of a wide array of new service offerings.

On June 30, 2001, 88 percent of the Portfolio's net assets were allocated to utility and utility-related equities, 7 percent to high-quality fixed-income securities and 5 percent were in cash and cash equivalents. Within the equity component, 52 percent was allocated to electric power, 29 percent to telecommunications and 19 percent to energy and other utility-related industries. Adding a further degree of diversification to the Fund's portfolio were selective international holdings (4 percent of its net assets), which focused on the telecommunications sector. On June 30, 2001, the Fund's fixed-income portion remained well diversified with a weighted average credit rating of Baa1 and BBB+, as measured by Moody's Investors Service Inc. and Standard & Poor's, respectively.

Going forward, we will continue to monitor the California situation closely and seek to make investments prudently with an eye toward seeking attractive total returns and managing risk. Despite the near-term challenges facing California, we believe that the fundamentals remain attractive for many power and gas companies, and in our view it appears that the market has over-reacted on the downside. During the second half of 2001, we anticipate a potential recovery in the market value of both sectors as issues are resolved and investor confidence returns.

Within the Portfolio, we currently anticipate building prudently and systematically upon its telecom services component as fundamentals strengthen and investor sentiment improves. As we enter the second half of the fiscal year, we believe that the Portfolio remains well structured to meet its long-term objectives of capital appreciation and current income.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2001 CONTINUED

Looking Ahead
We believe that the United States is entering a period of moderate economic growth with inflation remaining at acceptable levels. We anticipate that the Fed will continue to pursue an accommodative monetary policy in hopes of maintaining suitable growth and avoiding a recession.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]             [/S/ MITCHELL M. MERIN]
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT

Morgan Stanley Variable Investment Series
FUND PERFORMANCE / / JUNE 30, 2001

                           AVERAGE ANNUAL TOTAL RETURNS(1)
  ----------------------------------------------------------------------------------
                                                             DATE OF         SINCE
  CLASS X                     1 YEAR    5 YEARS  10 YEARS   INCEPTION      INCEPTION
  -------                    ---------  -------  --------   ---------      ---------
  Aggressive Equity........  (24.89)%   --       --          05/04/99      5.89%

  Capital Growth...........  (16.75)    11.88%   11.25%        --          --

  Competitive Edge Fund
   "Best Ideas"............  (28.12)    --       --          05/18/98      (4.37)

  Dividend Growth..........  17.26      10.94    13.01         --          --

  Equity...................  (23.65)    15.99    17.36         --          --

  European Growth..........  (18.78)    11.59    15.81         --          --

  Global Dividend Growth...  (0.51)     8.05     --          02/23/94      9.53

  High Yield...............  (41.83)    (9.33)   2.19          --          --

  Income Builder...........   9.56      --       --          01/21/97      8.24

  Information..............   --        --       --          11/06/00      (38.60)

  Money Market.............   5.63      5.26     4.71          --          --

  Pacific Growth...........  (37.59)    (12.04)  --          02/23/94      (7.69)

  Quality Income Plus......  11.76      7.04     7.99          --          --

  S&P 500 Index............  (15.12)    --       --          05/18/98      4.24

  Short-Term Bond..........   5.97      --       --          05/04/99      4.59

  Strategist...............  (5.92)     11.74    10.76         --          --

  Utilities................  (7.96)     11.24    12.21         --          --

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH
  LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES DUE TO DIFFERENCES IN EXPENSES.

  -----------------------

  (1) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING FUND BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

Morgan Stanley Variable Investment Series
FUND PERFORMANCE / / JUNE 30, 2001, CONTINUED

            AVERAGE ANNUAL TOTAL RETURNS(1)
  ----------------------------------------------------
                                              SINCE
  CLASS Y                     1 YEAR        INCEPTION*
  -------                    ---------      ----------
  Aggressive Equity........  (25.07)%       (21.90)
  Capital Growth...........  (16.94)        (16.11)
  Competitive Edge Fund
   "Best Ideas"............  (28.28)        (26.83)
  Dividend Growth..........  16.97          8.28
  Equity...................  (23.85)        (20.82)
  European Growth..........  (19.01)        (19.70)
  Global Dividend Growth...  (0.78)         (3.52)
  High Yield...............  (42.13)        (39.90)
  Income Builder...........   9.30          5.54
  Information..............   --            (38.71)
  Money Market.............   5.37          5.41
  Pacific Growth...........  (37.68)        (33.78)
  Quality Income Plus......  11.43          11.47
  S&P 500 Index............  (15.30)        (15.11)
  Short-Term Bond..........   5.66          5.79
  Strategist...............  (6.11)         (6.43)
  Utilities................  (8.14)         (8.46)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH
  LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES DUE TO DIFFERENCES IN EXPENSES.

  -----------------------

  (1) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING FUND BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.
  * THE INCEPTION DATE FOR EACH PORTFOLIO WAS JUNE 5, 2000, WITH THE EXCEPTION OF INFORMATION, WHICH COMMENCED OPERATIONS ON NOVEMBER 6, 2000.

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

                                             ANNUALIZED
PRINCIPAL                                      YIELD
AMOUNT IN                                    ON DATE OF          MATURITY
THOUSANDS                                     PURCHASE             DATE             VALUE

---------------------------------------------------------------------------------------------

           COMMERCIAL PAPER (46.8%)
           FINANCE - CONSUMER (11.6%)
 $23,400   American Express Credit
            Corp.........................   3.87 - 3.97%   07/03/01 - 09/27/01   $ 23,243,497
  22,800   New Center Asset Trust........   3.77 - 4.94    07/09/01 - 10/09/01     22,666,619
  11,000   Wells Fargo Financial Inc.....   4.54 - 4.59    08/03/01 - 08/17/01     10,944,670
                                                                                 ------------
                                                                                   56,854,786
                                                                                 ------------
           FINANCE - CORPORATE (0.7%)
   3,500   Ciesco, L.P...................       4.71             7/13/01            3,494,123
                                                                                 ------------
           FINANCIAL CONGLOMERATES (4.7%)
  23,500   General Electric Capital
            Corp.........................   3.73 - 4.49    09/28/01 - 11/08/01     23,213,488
                                                                                 ------------
           INDUSTRIAL CONGLOMERATES (1.4%)
   7,000   Minnesota Mining &
            Manufacturing Co.............       4.09             07/19/01           6,985,037
                                                                                 ------------
           INSURANCE (4.9%)
  18,000   American General Corp.........   3.67 - 4.18    07/31/01 - 09/12/01     17,912,327
   6,000   American General Finance
            Corp.........................       3.98             07/27/01           5,982,225
                                                                                 ------------
                                                                                   23,894,552
                                                                                 ------------
           INTEGRATED OIL (3.5%)
   7,227   BP Amoco Capital PLC..........       4.14             07/02/01           7,225,338
  10,000   Texaco Inc....................       3.77       08/22/01 - 08/30/01      9,940,783
                                                                                 ------------
                                                                                   17,166,121
                                                                                 ------------
           INTERNATIONAL BANKS (15.3%)
  12,000   A N Z (DE) Inc................   3.80 - 3.89    08/29/01 - 09/10/01     11,916,380
  22,300   Abbey National North America
            Corp.........................   4.63 - 4.88    08/01/01 - 08/09/01     22,193,475
  11,000   Deutsche Bank Financial
            Inc..........................   3.65 - 4.71    07/27/01 - 09/21/01     10,932,611
   6,000   Dresdner U.S. Finance Inc.....       4.64             07/10/01           5,992,350
   3,600   Halifax PLC...................       3.59             10/12/01           3,563,080
   3,300   KFW International Finance
            Inc..........................       4.90             08/08/01           3,282,840
  11,000   Societe Generale N.A. Inc.....   3.58 - 3.79    09/06/01 - 09/25/01     10,914,491
   6,000   Toronto-Dominion Holdings
            (USA) Inc....................       3.94             08/20/01           5,966,850
                                                                                 ------------
                                                                                   74,762,077
                                                                                 ------------
           INVESTMENT BANKS/BROKERS (4.7%)
  23,000   Goldman Sachs Group Inc.......   3.97 - 4.27    07/18/01 - 08/10/01     22,925,971
                                                                                 ------------
           TOTAL COMMERCIAL PAPER
            (COST $229,296,155)................................................   229,296,155
                                                                                 ------------
           U.S. GOVERNMENT AGENCIES (39.0%)
  18,720   Federal Farm Credit Banks.....   3.69 - 3.86    09/14/01 - 11/30/01     18,483,082
  17,500   Federal Home Loan Banks.......   3.87 - 5.97    07/20/01 - 11/19/01     17,363,286

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

                                            ANNUALIZED
PRINCIPAL                                      YIELD
AMOUNT IN                                   ON DATE OF          MATURITY
THOUSANDS                                    PURCHASE             DATE              VALUE

---------------------------------------------------------------------------------------------

 $65,700   Federal Home Loan Mortgage
            Corp.........................   3.52 - 6.11%   07/06/01 - 01/03/02   $ 65,015,611
  91,269   Federal National Mortgage
            Assoc........................   3.57 - 6.87    07/05/01 - 01/25/02     90,261,194
                                                                                 ------------
           TOTAL U.S. GOVERNMENT AGENCIES
            (COST $191,123,173)................................................   191,123,173
                                                                                 ------------
           CERTIFICATES OF DEPOSIT (10.4%)
  18,000   Chase Manhattan Bank (USA),
            N.A..........................   3.64 - 3.95    08/21/01 - 09/17/01     18,000,000
  11,000   Firstar Bank N.A..............   3.98 - 4.00    08/13/01 - 08/14/01     11,000,000
  16,000   Harris Trust & Savings Bank...   4.23 - 4.62    07/11/01 - 07/26/01     16,000,000
   6,000   LaSalle Bank N.A..............       4.67             07/30/01           6,000,000
                                                                                 ------------
           TOTAL CERTIFICATES OF DEPOSIT
            (COST $51,000,000).................................................    51,000,000
                                                                                 ------------
           SHORT-TERM BANK NOTE (1.3%)
   6,000   Bank of America, N.A.
            (COST $6,000,000)............       4.70             07/17/01           6,000,000
                                                                                 ------------

           TOTAL INVESTMENTS
            (COST $477,419,328)(A).......   97.5%  477,419,328

           OTHER ASSETS IN EXCESS OF
           LIABILITIES...................    2.5    12,339,985
                                           -----  ------------

           NET ASSETS....................  100.0% $489,759,313
                                           =====  ============

---------------------

(A)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                     COUPON            MATURITY
THOUSANDS                                      RATE               DATE              VALUE

---------------------------------------------------------------------------------------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (55.3%)
 $  200    Federal Farm Credit Banks.....     5.875%            07/02/01         $   200,012
     75    Federal Home Loan Banks.......      4.875            01/22/02              75,285
  2,430    Federal National Mortgage
            Assoc........................   5.50 - 6.29    02/11/02 - 02/15/06     2,449,060
  8,250    U.S. Treasury Notes...........   5.75 - 7.50    08/31/01 - 08/15/10     8,618,923
                                                                                 -----------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (COST $11,381,934).................................................   11,343,280
                                                                                 -----------
           CORPORATE BONDS (23.5%)
           AEROSPACE & DEFENSE (1.1%)
    160    Lockheed Martin Corp..........      6.50             04/15/03             162,915
     65    Raytheon Co...................      8.20             03/01/06              67,268
                                                                                 -----------
                                                                                     230,183
                                                                                 -----------
           ALUMINUM (0.1%)
     20    Alcoa Inc.....................      7.25             08/01/05              21,038
                                                                                 -----------
           APPEREL/FOOTWEAR RETAIL (0.2%)
     50    Gap Inc.......................      5.625            05/01/03              50,255
                                                                                 -----------
           AUTO PARTS: O.E.M. (0.2%)
     40    TRW Inc.......................      7.625            03/15/06              41,222
                                                                                 -----------
           BROADCASTING (0.5%)
    100    Clear Channel Communications
            Corp.........................      7.25             09/15/03             102,955
                                                                                 -----------
           CABLE/SATELLITE (0.8%)
    165    TCI Communications Inc........      6.375            05/01/03             167,236
                                                                                 -----------
           DEPARTMENT STORES (0.2%)
     40    May Department Stores Co......      6.875            11/01/05              40,947
                                                                                 -----------
           DISCOUNT STORES (0.3%)
     50    Target Corp...................      7.50             08/15/10              53,036
                                                                                 -----------
           DRUGSTORE CHAINS (0.5%)
    115    CVS Corp......................      5.625            03/15/06             112,749
                                                                                 -----------
           ELECTRIC UTILITIES (0.5%)
     15    American Electric Power
            (Series A)...................      6.125            05/15/06              14,805
     90    DTE Energy Co.................      6.45             06/01/06              90,373
                                                                                 -----------
                                                                                     105,178
                                                                                 -----------
           ENVIROMENTAL SERVICES (0.3%)
     60    USA Waste Services Inc........      7.125            10/01/07              59,827
                                                                                 -----------
           FINANCE/RENTAL/LEASING (3.4%)
    100    Associates Corp. of North
            America......................      6.50             07/15/02             101,872
    195    Ford Motor Credit Co..........      6.875            02/01/06             197,621
    180    Household Finance Corp........      6.50             01/24/06             182,471

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                    COUPON            MATURITY
THOUSANDS                                     RATE               DATE              VALUE

---------------------------------------------------------------------------------------------

 $  100    IBM Credit Corp...............     7.00 %            01/28/02         $   101,283
    110    MBNA America Bank N.A.........      6.50             06/20/06             108,587
                                                                                 -----------
                                                                                     691,834
                                                                                 -----------
           FINANCIAL CONGLOMERATES (1.0%)
     85    American Express Co...........      6.875            11/01/05              88,477
     45    CIT Group Inc.................      5.625            05/17/04              45,011
     70    CIT Group Inc.................      5.75             05/10/06              69,329
                                                                                 -----------
                                                                                     202,817
                                                                                 -----------
           FOOD RETAIL (0.4%)
     80    Safeway Inc...................      6.15             03/01/06              79,710
                                                                                 -----------
           FOODS: MAJOR DIVERSIFIED (1.0%)
     95    Kellogg Co. - 144A*...........      6.00             04/01/06              94,301
    100    Unilever Capital Corp.........      6.75             11/01/03             103,692
                                                                                 -----------
                                                                                     197,993
                                                                                 -----------
           GAS DISTRIBUTORS (0.9%)
    110    NiSource Finance Corp.........      7.625            11/15/05             115,051
     60    Ras Laffan Liquid Natural Gas
            Co.
            Ltd. - 144A*.................      7.628            09/15/06              60,611
                                                                                 -----------
                                                                                     175,662
                                                                                 -----------
           HOME BUILDING (0.2%)
     30    Centex Corp...................      9.75             06/15/05              32,532
                                                                                 -----------
           HOME IMPROVEMENT CHAINS (0.2%)
     40    Lowe's Companies Inc..........      7.50             12/15/05              42,009
                                                                                 -----------
           INDUSTRIAL CONGLOMERATES (0.2%)
     35    Tyco International Group S.A.
            (Luxemburg)..................      6.375            02/15/06              35,325
                                                                                 -----------
           INTEGRATED OIL (0.7%)
    140    Conoco Inc....................      5.90             04/15/04             141,114
                                                                                 -----------
           INVESTMENT BANKS/BROKERS (0.3%)
     55    Goldman Sachs Group Inc.......      7.625            08/17/05              58,051
                                                                                 -----------
           LIFE/HEALTH INSURANCE (1.1%)
     30    American General Finance
            Corp.........................      6.75             11/15/04              30,867
    100    John Hancok Global Funding -
            144A*........................      5.625            06/27/06              98,285
    100    Prudential Insurance Co -
            144A*........................      6.375            07/23/06             100,536
                                                                                 -----------
                                                                                     229,688
                                                                                 -----------
           MAJOR BANKS (2.8%)
     45    Bank of America Corp..........      7.40             01/15/11              46,834
    160    Bank One Corp.................      6.50             02/01/06             162,138
    100    First Union Corp..............      8.00             11/15/02             104,230

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                    COUPON            MATURITY
THOUSANDS                                     RATE               DATE              VALUE

---------------------------------------------------------------------------------------------

 $  110    Fleet Financial
            Group, Inc...................     8.125%            07/01/04         $   117,881
    140    Wells Fargo & Co..............      5.90             05/21/06             139,822
                                                                                 -----------
                                                                                     570,905
                                                                                 -----------
           MAJOR TELECOMMUNICATIONS (1.2%)
    125    Telus Corp....................      7.50             06/01/07             128,280
     60    WorldCom, Inc.................      6.50             05/15/04              60,005
     65    WorldCom, Inc.................      6.25             08/15/03              65,404
                                                                                 -----------
                                                                                     253,689
                                                                                 -----------
           MANAGED HEALTH CARE (1.0%)
    105    Aetna Inc.....................      7.375            03/01/06             103,997
     65    United Health Group Inc.......      7.50             11/15/05              67,830
     30    WellPoint Health Network......      6.375            06/15/06              29,782
                                                                                 -----------
                                                                                     201,609
                                                                                 -----------
           MEDIA CONGLOMERATES (1.6%)
    140    Viacom Inc. - 144A*...........      6.40             01/30/06             141,942
    200    Walt Disney Co................      5.50             12/29/06             196,400
                                                                                 -----------
                                                                                     338,342
                                                                                 -----------
           MOTOR VEHICLES (0.3%)
     65    DaimlerChrysler North American
            Holdings Co..................      6.40             05/15/06              64,490
                                                                                 -----------
           OIL & GAS PIPELINES (0.4%)
     80    Williams Companies, Inc.......      6.50             08/01/06              78,978
                                                                                 -----------
           PHARMACEUTICALS: MAJOR (0.3%)
     70    American Home Products
            Corp.........................      6.25             03/15/06              70,195
                                                                                 -----------
           RAILROADS (0.4%)
     85    Union Pacific Corp............      5.84             05/25/04              85,145
                                                                                 -----------
           SAVINGS BANKS (0.4%)
     85    Washington Mutual, Inc........      6.25             05/15/06              85,035
                                                                                 -----------
           SPECIALTY TELECOMMUNICATIONS (0.3%)
     50    Qwest Capital Funding.........      7.75             08/15/06              52,287
                                                                                 -----------
           TELECOMMUNICATION EQUIPMENT (0.2%)
     50    Nortel Networks Ltd...........      6.125            02/15/06              43,058
                                                                                 -----------
           WIRELESS COMMUNICATIONS (0.5%)
     55    AT&T Wireless Group - 144A*...      7.35             03/01/06              55,859
     70    Nextel Communications Inc.....      9.375            11/15/09              55,300
                                                                                 -----------
                                                                                     111,159
                                                                                 -----------
           TOTAL CORPORATE BONDS
            (COST $4,826,034)..................................................    4,826,253
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                    COUPON            MATURITY
THOUSANDS                                     RATE               DATE              VALUE

---------------------------------------------------------------------------------------------

           ASSET-BACKED SECURITIES (3.6%)
           FINANCE/RENTAL/LEASING
 $  100    Connecticut RRB Special.......     5.36 %            03/30/07         $   100,027
    155    Daimler Chrysler Auto Trust...      6.82             09/06/04             159,311
    120    Ford Credit Auto Owner
            Trust........................      6.74             06/15/04             123,262
     80    Honda Auto Receivables Owner
            Trust........................      6.62             07/15/04              81,925
     49    NewCourt Equipment Trust
            Securities...................      5.45             10/15/02              48,873
    160    Nissan Auto Receivables Owner
            Trust........................      6.72             08/16/04             163,699
     55    Residential Funding Mortgage
            Securities...................      7.39             04/25/11              56,100
                                                                                 -----------
           TOTAL ASSET-BACKED SECURITIES
            (COST $734,741)....................................................      733,197
                                                                                 -----------
           FOREIGN GOVERNMENT OBLIGATION (0.8%)
           ELECTRIC UTILITIES
    160    Hydro-Quebec
            (COST $159,621)..............      5.50             04/11/06             157,368
                                                                                 -----------
           COLLATERALIZED MORTGAGE OBLIGATION (0.7%)
    151    Federal Home Loan Mortgage
            Corp.
            (COST $151,218)..............      3.955            10/25/24             151,239
                                                                                 -----------
           SHORT-TERM INVESTMENT (A) (14.6%)
           U.S. GOVERNMENT AGENCY
  3,000    Federal Home Loan Banks
            (COST $2,999,671)............      3.94             07/02/01           2,999,343
                                                                                 -----------

           TOTAL INVESTMENTS
            (COST $20,253,219)(B).......................                  98.5%   20,210,680

           OTHER ASSETS IN EXCESS OF LIABILITIES........                   1.5       301,737
                                                          ---------------------  -----------

           NET ASSETS...................................                 100.0%  $20,512,417
                                                          =====================  ===========

---------------------

   *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $30,798, AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $73,337, RESULTING IN NET UNREALIZED DEPRECIATION OF $42,539.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

--------------------------------------------------------------------------------------

           CORPORATE BONDS (56.7%)
           AEROSPACE & DEFENSE (2.3%)
 $ 5,000   Boeing Co.....................   7.95 %        08/15/24        $  5,624,500
   2,760   Systems 2001 Asset Trust -
            144A*........................   6.664         09/15/13           2,800,848
   1,650   Systems 2001 Asset Trust -
            144A*........................   7.156         12/15/11           1,682,588
                                                                          ------------
                                                                            10,107,936
                                                                          ------------
           AIR FREIGHT/COURIERS (1.1%)
   4,708   Federal Express Corp..........    7.50         01/15/18           4,832,310
                                                                          ------------
           AIRLINES (2.1%)
   4,616   America West Airlines
            (Class A)....................    6.85         07/02/09           4,598,718
   1,790   America West Airlines -
            144A*........................    7.10         04/02/21           1,787,351
   3,000   Continental Airlines, Inc.....   7.056         09/15/09           3,028,320
                                                                          ------------
                                                                             9,414,389
                                                                          ------------
           APPAREL/FOOTWEAR RETAIL (0.5%)
   2,260   Gap Inc.......................   5.625         05/01/03           2,271,503
                                                                          ------------
           COMPUTER PROCESSING HARDWARE (0.6%)
   3,000   Hewlett-Packard Co............    7.15         06/15/05           3,101,550
                                                                          ------------
           DISCOUNT STORES (0.7%)
   1,195   Target Corp...................    6.35         01/15/11           1,179,800
   2,235   Wal-Mart Stores, Inc..........    7.49         06/21/07           2,381,964
                                                                          ------------
                                                                             3,561,764
                                                                          ------------
           DRUGSTORES CHAINS (0.4%)
   1,725   CVS Corp......................   5.625         03/15/06           1,691,242
                                                                          ------------
           ELECTRIC UTILITIES (3.1%)
   2,000   Allegheny Energy Inc..........    7.75         08/01/05           2,077,320
   5,000   Consolidated Edison Co........    7.50         09/01/10           5,071,550
   3,500   Oklahoma Gas & Electric Co....    6.50         07/15/17           3,549,595
   2,500   Public Service Electric & Gas
            Co...........................    6.75         03/01/06           2,522,850
   1,000   Tampa Electric Co.............    7.75         11/01/22             988,180
                                                                          ------------
                                                                            14,209,495
                                                                          ------------
           ELECTRONIC DISTRIBUTORS (1.1%)
   5,000   Avnet Inc.....................   7.875         02/15/05           4,988,000
                                                                          ------------
           FINANCIAL CONGLOMERATES (1.7%)
   2,025   Citigroup Inc.................    7.25         10/01/10           2,101,788
   5,000   General Electric Capital
            Corp.........................   7.375         01/19/10           5,353,700
                                                                          ------------
                                                                             7,455,488
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON         MATURITY
THOUSANDS                                   RATE            DATE             VALUE

--------------------------------------------------------------------------------------

           FINANCE/RENTAL/LEASING (2.0%)
 $ 3,000   Ford Capital B.V..............   9.50 %        06/01/10        $  3,415,530
   5,000   Household Finance Corp........    8.00         05/09/05           5,331,400
                                                                          ------------
                                                                             8,746,930
                                                                          ------------
           FOOD: MAJOR DIVERSIFIED (0.7%)
   3,000   Unilever Capital Corp.........   7.125         11/01/10           3,135,360
                                                                          ------------
           GAS DISTRIBUTORS (0.2%)
   1,000   Keyspan Corp..................   7.625         11/15/10           1,056,250
                                                                          ------------
           HOME IMPROVEMENT CHAINS (1.1%)
   5,000   Home Depot Real Estate Funding
            Corp. II - 144A*.............    5.95         10/15/08           4,728,150
                                                                          ------------
           HOUSEHOLD/PERSONAL CARE (0.4%)
   1,660   International Flavors &
            Fragrances, Inc. - 144A*.....    6.45         05/15/06           1,656,464
                                                                          ------------
           INDUSTRIAL CONGLOMERATES (0.3%)
   1,500   Hutchison Whampoa Finance Co.
            Ltd..........................    7.50         08/01/27           1,423,950
                                                                          ------------
           INTEGRATED OIL (2.0%)
   3,000   BP Amaco PLC (United
            Kingdom).....................    5.90         04/15/09           2,926,590
   5,000   Murphy Oil Corp...............    7.05         05/01/29           4,758,300
   1,000   Texaco Capital Inc............    9.75         03/15/20           1,307,620
                                                                          ------------
                                                                             8,992,510
                                                                          ------------
           INVESTMENT BANKS/BROKERS (1.9%)
   4,275   Goldman Sachs Group Inc.......   6.875         01/15/11           4,249,564
   3,750   Lehman Brothers
            Holdings, Inc................    8.75         03/15/05           4,057,200
                                                                          ------------
                                                                             8,306,764
                                                                          ------------
           LIFE/HEALTH INSURANCE (1.8%)
   4,300   John Hancock..................   7.375         02/15/24           4,225,997
   3,485   Prudential Insurance Co. -
            144A*........................    8.30         07/01/25           3,659,599
                                                                          ------------
                                                                             7,885,596
                                                                          ------------
           MAJOR BANKS (6.8%)
   1,275   Bank One Corp.................    8.00         04/29/27           1,355,657
   1,525   BankAmerica Corp..............    7.40         01/15/11           1,587,174
   5,000   First Bank System Inc.........   7.625         05/01/05           5,289,200
   5,000   First Union National Bank.....    7.80         08/18/10           5,313,800
   3,000   Mellon Bank N.A...............   7.625         09/15/07           3,237,720
   3,000   State Street Boston Corp......    7.65         06/15/10           3,191,130
   5,000   State Street Boston Corp......    5.95         09/15/03           5,097,250
   5,000   Wells Fargo & Co..............    7.55         06/21/10           5,296,150
                                                                          ------------
                                                                            30,368,081
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON         MATURITY
THOUSANDS                                   RATE            DATE             VALUE

--------------------------------------------------------------------------------------

           MAJOR TELECOMMUNICATIONS (6.7%)
 $ 5,000   British Telecommunications PLC
            (United Kingdom).............   8.125%        12/15/10        $  5,284,700
   2,000   Deutsche Telekom International
            Finance Corp.................    8.25         06/15/30           2,041,400
   1,000   GTE Corp......................    7.90         02/01/27           1,014,980
   3,000   Verizon Global Funding Corp -
            144A*........................    7.75         12/01/30           3,079,680
   2,000   WorldCom, Inc.................    8.00         05/15/06           2,065,100
  16,745   WorldCom, Inc.................    8.25         05/15/31          16,462,512
                                                                          ------------
                                                                            29,948,372
                                                                          ------------
           MANAGED HEALTH CARE (0.5%)
   1,000   Kaiser Foundation Health
            Plan, Inc....................    9.55         07/15/05           1,101,390
     960   WellPoint Health Network......   6.375         06/15/06             953,011
                                                                          ------------
                                                                             2,054,401
                                                                          ------------
           MEDIA CONGLOMERATES (1.0%)
   4,515   Viacom Inc. - 144A*...........   6.625         05/15/11           4,429,621
                                                                          ------------
           MEDICAL SPECIALTIES (0.9%)
   4,000   Becton Dickinson & Co.........    8.70         01/15/25           4,201,080
                                                                          ------------
           MOTOR VEHICLES (1.6%)
   2,100   Daimler Chrysler North
            American Holdings Co.........    8.00         06/15/10           2,185,260
   5,000   Ford Motor Co.................    7.45         07/16/31           4,796,000
                                                                          ------------
                                                                             6,981,260
                                                                          ------------
           MULTI-LINE INSURANCE (2.5%)
     375   Farmers Exchange Capital -
            144A*........................   8.625         05/01/24             395,119
     720   Farmers Exchange Capital -
            144A*........................    7.05         07/15/28             640,800
   4,900   Hartford Financial Services
            Group, Inc...................    7.90         06/15/10           5,245,989
   5,000   Nationwide Financial
            Services, Inc................    8.00         03/01/27           4,723,150
                                                                          ------------
                                                                            11,005,058
                                                                          ------------
           OIL & GAS PRODUCTION (0.5%)
   2,000   Anadarko Petroleum Corp.......    7.73         09/15/96           2,114,020
                                                                          ------------
           PHARMACEUTICALS: MAJOR (2.8%)
   1,855   American Home Products
            Corp.........................    6.70         03/15/11           1,841,681
   5,000   Johnson & Johnson.............    8.72         11/01/24           5,470,600
     441   Marion Merrell Corp...........    9.11         08/01/05             477,373
   5,000   Merck & Co. Inc...............    5.95         12/01/28           4,495,350
                                                                          ------------
                                                                            12,285,004
                                                                          ------------
           PRECIOUS METALS (1.1%)
   5,000   Barrick Gold Corp.............    7.50         05/01/07           5,105,550
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON         MATURITY
THOUSANDS                                   RATE            DATE             VALUE

--------------------------------------------------------------------------------------

           PROPERTY-CASUALTY INSURERS (1.7%)
 $ 3,000   Everest Reinsurance Holdings
            Corp.........................   8.50 %        03/15/05        $  3,202,020
   5,000   Progressive Corp..............   6.625         03/01/29           4,406,400
                                                                          ------------
                                                                             7,608,420
                                                                          ------------
           RAILROADS (1.0%)
   4,250   Burlington Northern Santa Fe
            Corp.........................    7.97         01/01/15           4,449,913
                                                                          ------------
           REGIONAL BANKS (0.5%)
   2,000   M&T Bank Corp.................    8.00         10/01/10           2,122,760
                                                                          ------------
           SAVINGS BANKS (1.6%)
   7,025   Washington Mutual, Inc........   6.875         06/15/11           6,967,114
                                                                          ------------
           TELECOMMUNICATION EQUIPMENT (0.3%)
   1,894   Nortel Networks Ltd...........   6.125         02/15/06           1,495,616
                                                                          ------------
           TOBACCO (1.2%)
   5,000   Philip Morris
            Companies, Inc...............   7.125         10/01/04           5,148,200
                                                                          ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.8%)
   3,000   Caterpillar Inc...............   9.375         08/15/11           3,594,240
                                                                          ------------
           WIRELESS COMMUNICATIONS (1.2%)
   5,000   Vodafone AirTouch PLC (United
            Kingdom).....................    7.75         02/15/10           5,251,750
                                                                          ------------
           TOTAL CORPORATE BONDS
            (COST $247,389,477).........................................   252,696,111
                                                                          ------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (31.0%)
       4   Federal Home Loan Mortgage
            Corp.........................   11.50         05/01/19               5,010
  33,425   Federal Home Loan Mortgage
            Corp.........................    8.00            **             34,532,257
     893   Federal Home Loan Mortgage
            Corp. PC Gold................    8.50    01/01/22 - 12/01/24       937,882
  19,881   Federal National Mortgage
            Assoc........................    6.50         05/01/31          19,551,872
   1,217   Federal National Mortgage
            Assoc........................    7.00    11/01/26 - 05/01/29     1,221,887
   1,769   Federal National Mortgage
            Assoc........................    7.50    06/01/28 - 09/01/29     1,803,447
   5,013   Federal National Mortgage
            Assoc........................    8.00    07/01/29 - 03/01/30     5,176,503
     272   Federal National Mortgage
            Assoc........................    9.00    06/01/21 - 02/01/25       284,353
   8,503   Government National Mortgage
            Assoc........................    6.00    04/15/28 - 12/15/28     8,226,985
  18,044   Government National Mortgage
            Assoc........................    6.50    08/15/27 - 07/15/29    17,841,214
      14   Government National Mortgage
            Assoc........................    7.50    04/15/24 - 09/15/27        14,078
   9,601   Government National Mortgage
            Assoc........................    8.00    10/15/24 - 11/15/29     9,945,890
   1,214   Government National Mortgage
            Assoc........................    8.50    01/15/17 - 03/01/28     1,267,872
   1,114   Government National Mortgage
            Assoc........................    9.00    07/15/24 - 10/15/24     1,169,517
     103   Government National Mortgage
            Assoc........................   10.00    05/15/16 - 04/15/19       108,949
   5,000   Tennessee Valley Authority....    7.85         06/15/44           5,213,900
   3,000   U.S. Treasury Note............    7.00         07/15/06           3,253,050

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON         MATURITY
THOUSANDS                                   RATE            DATE             VALUE

--------------------------------------------------------------------------------------

 $21,000   U.S. Treasury Note............   7.50 %   11/15/01 - 02/15/05  $ 22,406,040
  15,000   U.S. Treasury Note Strips.....    0.00    02/15/19 - 08/15/19     5,072,100
                                                                          ------------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (COST $137,165,302).........................................   138,032,806
                                                                          ------------
           FOREIGN GOVERNMENT OBLIGATIONS (3.9%)
   5,000   Hydro-Quebec..................    9.50         11/15/30           6,499,200
   5,000   Manitoba (Province of)........    7.75         07/17/16           5,535,950
   5,000   Province of New Brunswick.....   7.625         06/29/04           5,297,350
                                                                          ------------
           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
            (COST $15,896,050)..........................................    17,332,500
                                                                          ------------
           ASSET-BACKED SECURITIES (1.0%)
           FINANCE/RENTAL/LEASING (0.6%)
   2,600   Connecticut RRB Special.......    6.21         12/30/11           2,574,585
                                                                          ------------
           FINANCIAL CONGLOMERATES (0.4%)
   1,800   American Express Credit
            Account......................    5.53         10/15/08           1,782,000
                                                                          ------------
           TOTAL ASSET-BACKED SECURITIES
            (COST $4,399,134)...........................................     4,356,585
                                                                          ------------
           SHORT-TERM INVESTMENT (A) (8.5%)
           U.S. GOVERNMENT AGENCY
  37,800   Federal National Mortgage
            Assoc.
            (COST $37,795,863)...........    3.94         07/02/01          37,795,863
                                                                          ------------

           TOTAL INVESTMENTS
            (COST $442,645,826)(B).................               101.1%   450,213,865

           LIABILITIES IN EXCESS OF OTHER ASSETS...                (1.1)    (4,769,073)
                                                     -------------------  ------------

           NET ASSETS..............................               100.0%  $445,444,792
                                                     ===================  ============

---------------------

    *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
   PC   PARTICIPATION CERTIFICATE.
   (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $10,290,847 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,722,808, RESULTING IN NET UNREALIZED APPRECIATION OF $7,568,039.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

           CORPORATE BONDS (94.9%)
           ADVERTISING/MARKETING SERVICES (3.1%)
$  1,477   Interep National Radio Sales,
            Inc. (Series B)..............   10.00%       07/01/08        $  1,240,680
   6,405   Next Generation Network, Inc.
            (Series C)...................   14.00+       02/01/03           1,921,500
                                                                         ------------
                                                                            3,162,180
                                                                         ------------
           AEROSPACE & DEFENSE (1.0%)
   1,300   Loral Space & Communications
            Ltd..........................    9.50        01/15/06             975,000
                                                                         ------------
           AIRLINES (0.9%)
   1,030   Air Canada - 144A* (Canada)...   10.25        03/15/11             942,450
                                                                         ------------
           ALTERNATIVE POWER GENERATION (0.7%)
     680   AES Corp. (The)...............   8.875        02/15/11             663,000
                                                                         ------------
           AUTO PARTS: O.E.M. (1.8%)
     470   Hayes Lammerz International,
            Inc. (Series B)..............   9.125        07/15/07             352,500
     650   Hayes Lemmerz International,
            Inc. (Series B)..............    8.25        12/15/08             455,000
     455   Lear Corp. (Series B).........    8.11        05/15/09             452,042
     515   TRW Inc.......................   7.625        03/15/06             530,738
                                                                         ------------
                                                                            1,790,280
                                                                         ------------
           BROADCAST/MEDIA (2.9%)
   3,890   Tri-State Outdoor Media Group,
            Inc..........................   11.00        05/15/08           2,917,500
                                                                         ------------
           BROADCASTING (2.2%)
     350   Radio One, Inc. - 144A*.......   8.875        07/01/11             350,000
     600   Salem Communication Holdings
            Corp. - 144A*................    9.00        07/01/11             594,000
     365   XM Satellite Radio Holdings
            Inc..........................   14.00        03/15/10             219,000
   1,060   Young Broadcasting Inc. -
            144A*........................   10.00        03/01/11           1,022,900
                                                                         ------------
                                                                            2,185,900
                                                                         ------------
           CABLE/SATELLITE TV (10.6%)
   1,250   Adelphia Communications Corp.
            (Series B)...................   10.50        07/15/04           1,262,500
     500   Adelphia Communications Corp.
            (Series B)...................    7.75        01/15/09             437,500
   3,750   Australis Holdings Ltd.
            (Australia) (a)(b)...........   15.00        11/01/02                 375
   1,100   British Sky Broadcasting Group
            PLC (United Kingdom).........   6.875        02/23/09           1,012,451
     900   British Sky Broadcasting Group
            PLC (United Kingdom).........    8.20        07/15/09             894,708
   1,400   Callahan Nordrhein Westfalen -
            144A* (Germany)..............   14.00        07/15/10           1,190,000
   2,075   Charter Communications
            Holding, Inc. - 144A*........   11.75++      05/15/11           1,203,500
     685   CSC Holdings Inc. - 144A*.....   7.625        04/01/11             652,134
   3,000   Knology Holdings, Inc.........  11.875++      10/15/07             930,000
   1,795   NTL Communications Corp.
            (Series B)...................  11.875        10/01/10           1,202,650
     705   Ono Finance PLC (United
            Kingdom) - 144A*++...........   14.00        02/15/11             620,400
     880   Telewest Communications PLC
            (United Kingdom).............   9.875        02/01/10             743,600

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

$  1,335   United Pan-Europe
            Communications NV (Series B)
            (Netherlands)................  10.875%       08/01/09        $    480,600
                                                                         ------------
                                                                           10,630,418
                                                                         ------------
           CASINO/GAMING (3.0%)
   4,485   Aladdin Gaming
            Holdings/Capital Corp.
            (Series B)...................   13.50++      03/01/10           1,076,400
     675   International Game
            Technology...................   8.375        05/15/09             691,875
   7,210   Resort At Summerlin (Series B)
            (a)(b).......................   13.00        12/15/07              72,101
     250   Station Casinos, Inc..........   8.375        02/15/08             251,250
     850   Station Casinos, Inc..........   9.875        07/01/10             879,750
                                                                         ------------
                                                                            2,971,376
                                                                         ------------
           CELLULAR TELEPHONE (3.6%)
     915   American Cellular Corp. -
            144A*........................    9.50        10/15/09             850,950
     800   Dobson/Sygnet
            Communications...............   12.25        12/15/08             720,000
   5,500   Dolphin Telecom PLC (Series B)
            (United Kingdom).............   14.00++      05/15/09             110,000
   5,130   McCaw International Ltd.......   13.00++      04/15/07           1,333,800
     925   Nextel Communications, Inc....    9.95++      02/15/08             582,750
                                                                         ------------
                                                                            3,597,500
                                                                         ------------
           CHEMICALS: SPECIALTY (0.2%)
     175   Millennium America, Inc. -
            144A*........................    9.25        06/15/08             175,000
                                                                         ------------
           COMMERCIAL PRINTING/FORMS (0.6%)
   2,500   Premier Graphics Inc.
            (a)(b).......................   11.50        12/01/05              75,000
     520   Quebecor Media, Inc. - 144A*
            (Canada).....................  11.125        07/15/11             518,700
                                                                         ------------
                                                                              593,700
                                                                         ------------
           CONSUMER/BUSINESS SERVICES (4.2%)
     500   Anacomp, Inc. (b).............  10.875        04/01/04              90,000
   1,800   Anacomp, Inc. (Series B)
            (b)..........................  10.875        04/01/04             324,000
   5,690   Comforce Corp. (Series B).....   15.00+       12/01/09           2,560,331
   1,350   MDC Communication Corp.
            (Canada).....................   10.50        12/01/06           1,242,000
                                                                         ------------
                                                                            4,216,331
                                                                         ------------
           CONTAINERS/PACKAGING (1.9%)
   1,010   Berry Plastics Corp...........   12.25        04/15/04           1,020,100
   1,645   Owens-Illinois, Inc...........    7.80        05/15/18             937,650
                                                                         ------------
                                                                            1,957,750
                                                                         ------------
           DIVERSIFIED MANUFACTURING (3.2%)
     800   Eagle-Picher Industries,
            Inc..........................   9.375        03/01/08             540,000
   4,525   Jordan Industries, Inc.
            (Series B)...................   11.75++      04/01/09           2,715,000
                                                                         ------------
                                                                            3,255,000
                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

           DRUGSTORE CHAINS (0.7%)
$  1,000   Rite Aid Corp.................    7.70%       02/15/27        $    750,000
                                                                         ------------
           ELECTRIC UTILITIES (0.9%)
     530   Mirant Americas - 144A*.......   7.625        05/01/06             533,646
     410   PG&E National Energy Group -
            144A*........................  10.375        05/16/11             413,034
                                                                         ------------
                                                                              946,680
                                                                         ------------
           ELECTRONIC DISTRIBUTORS (0.7%)
     610   BRL Universal Equipment
            Corp.........................   8.875        02/15/08             628,300
   6,000   CHS Electronics, Inc.
            (a)(b).......................   9.875        04/15/05             120,000
                                                                         ------------
                                                                              748,300
                                                                         ------------
           ELECTRONIC EQUIPMENT/INSTRUMENTS (0.8%)
   1,620   High Voltage Engineering,
            Inc..........................   10.75        08/15/04             777,600
                                                                         ------------
           ELECTRONICS/APPLIANCES (0.1%)
  12,000   International Semi-Tech
            Microelectronics, Inc.
            (Canada) (a)(b)..............   11.50        08/15/03              60,000
                                                                         ------------
           ENGINEERING & CONSTRUCTION (1.1%)
     525   Encompass Services Corp. -
            144A*........................   10.50        05/01/09             498,750
   1,500   Metromedia Fiber Network,
            Inc..........................   10.00        12/15/09             615,000
                                                                         ------------
                                                                            1,113,750
                                                                         ------------
           ENVIRONMENTAL SERVICES (2.8%)
   1,675   Allied Waste North America,
            Inc. - 144A*.................   8.875        04/01/08           1,727,344
   1,100   Waste Management, Inc.........   7.375        08/01/10           1,101,650
                                                                         ------------
                                                                            2,828,994
                                                                         ------------
           FOOD DISTRIBUTORS (0.7%)
     800   Volume Services America,
            Inc..........................   11.25        03/01/09             752,000
                                                                         ------------
           FOOD RETAIL (0.9%)
     865   Delhaize America, Inc. -
            144A*........................    9.00        04/15/31             937,037
                                                                         ------------
           FOOD: MEAT/FISH/DAIRY (0.6%)
     550   Michael Foods, Inc. - 144A*...   11.75        04/01/11             563,750
                                                                         ------------
           FOREST PRODUCTS (1.1%)
   1,050   Tembec Industries, Inc. -
            144A* (Canada)...............    8.50        02/01/11           1,071,000
                                                                         ------------
           HOME BUILDING (4.0%)
     765   Beazer Homes USA, Inc.........   8.625        05/15/11             761,175
   1,110   Centex Corp...................   7.875        02/01/11           1,104,328
     655   Schuler Homes, Inc. - 144A*...   9.375        07/15/09             655,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

$    315   Schuler Homes, Inc. - 144A*...   10.50%       07/15/11        $    315,788
   1,170   Toll Corp.....................    8.25        02/01/11           1,134,900
                                                                         ------------
                                                                            3,971,191
                                                                         ------------
           HOSPITAL/NURSING MANAGEMENT (3.0%)
     675   HCA Inc.......................    8.75        09/01/10             718,875
   1,200   HCA Inc.......................   7.875        02/01/11           1,206,000
   1,050   Tenet Healthcare Corp.........   8.625        01/15/07           1,097,250
                                                                         ------------
                                                                            3,022,125
                                                                         ------------
           HOTELS/RESORTS/CRUISELINES (0.9%)
   3,000   Epic Resorts LLC (Series B)...   13.00        06/15/05             900,000
                                                                         ------------
           HOUSEHOLD/PERSONAL CARE (2.4%)
   2,419   J.B. Williams Holdings,
            Inc..........................   12.00        03/01/04           2,370,620
                                                                         ------------
           INDUSTRIAL SPECIALTIES (0.8%)
     800   International Wire Group,
            Inc..........................   11.75        06/01/05             816,000
                                                                         ------------
           INTERNET SOFTWARE/SERVICES (0.9%)
   1,125   Exodus Communications Inc.....  11.625        07/15/10             399,375
   1,270   Globix Corp...................   12.50        02/01/10             368,300
   1,700   PSINet, Inc. (a)(b)...........   11.00        08/01/09             110,500
                                                                         ------------
                                                                              878,175
                                                                         ------------
           MANAGED HEALTH CARE (1.6%)
   1,280   Aetna, Inc....................   7.875        03/01/11           1,249,830
     365   Health Net, Inc. - 144A*......   8.375        04/15/11             353,470
                                                                         ------------
                                                                            1,603,300
                                                                         ------------
           MEDIA CONGLOMERATES (0.4%)
     435   Nextmedia Operating, Inc. -
            144A*........................   10.75        07/01/11             435,000
                                                                         ------------
           MEDICAL SPECIALTIES (0.1%)
   5,100   MEDIQ/PPN Life Support
            Services, Inc. (b)...........   11.00        06/01/08              51,000
                                                                         ------------
           MEDICAL/NURSING SERVICES (0.8%)
     850   Fresenius Medical Care -
            144A*........................   7.875        06/15/11             828,750
                                                                         ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.3%)
     250   Advanstar Communications, Inc.
            (Series B)...................   12.00        02/15/11             251,250
                                                                         ------------
           MOVIES/ENTERTAINMENT (1.0%)
     910   Alliance Atlantis
            Communications, Inc.
            (Canada).....................   13.00        12/15/09             960,050
                                                                         ------------
           OFFICE EQUIPMENT/SUPPLIES (3.6%)
   6,500   Mosler, Inc. (b)..............   11.00        04/15/03           3,575,000
                                                                         ------------
           OIL & GAS PRODUCTION (1.2%)
   1,250   Chesapeake Energy Corp. -
            144A*........................   8.125        04/01/11           1,175,000
                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

           OILFIELD SERVICES/EQUIPMENT (0.2%)
$    185   Key Energy Services, Inc. -
            144A*........................   8.375%       03/01/08        $    185,463
                                                                         ------------
           OTHER CONSUMER SPECIALTIES (1.1%)
   1,360   Samsonite Corp................   10.75        06/15/08           1,135,600
                                                                         ------------
           OTHER METALS/MINERALS (0.5%)
     520   Phelps Dodge Corp.............    8.75        06/01/11             513,146
                                                                         ------------
           PUBLISHING: BOOKS/MAGAZINES (0.8%)
     855   PRIMEDIA, Inc. - 144A*........   8.875        05/15/11             803,700
                                                                         ------------
           REAL ESTATE DEVELOPMENT (0.5%)
     545   Blum CB Corp. - 144A*.........   11.25        06/15/11             534,100
                                                                         ------------
           RESTAURANTS (1.6%)
  20,351   American Restaurant Group
            Holdings, Inc. - 144A* (c)...    0.00        12/15/05           1,017,565
   5,000   FRD Acquisition Corp.
            (a)(b).......................   12.50        07/15/04             550,000
                                                                         ------------
                                                                            1,567,565
                                                                         ------------
           RETAIL - SPECIALTY (0.8%)
     775   Pantry, Inc...................   10.25        10/15/07             751,750
                                                                         ------------
           SERVICES TO THE HEALTH INDUSTRY (0.6%)
     550   Omnicare, Inc. - 144A*........   8.125        03/15/11             566,500
                                                                         ------------
           SPECIALTY TELECOMMUNICATIONS (9.7%)
   6,500   Birch Telecom Inc.............   14.00        06/15/08           3,250,000
   1,800   DTI Holdings, Inc. (Series
            B)...........................   12.50++      03/01/08             504,000
   3,000   Esprit Telecom Group PLC
            (United Kingdom) (b).........   11.50        12/15/07              60,000
   1,800   Esprit Telecom Group PLC
            (United Kingdom) (b).........  10.875        06/15/08              36,000
  16,520   Firstworld Communications,
            Inc..........................   13.00++      04/15/08           1,321,600
     585   Global Crossing Holdings, Ltd.
            (Bermuda)....................    9.50        11/15/09             447,525
   1,000   Global Crossing Holdings, Ltd.
            - 144A* (Bermuda)............    8.70        08/01/07             765,000
   2,500   GT Group Telecom Inc.
            (Canada).....................   13.25++      02/01/10             825,000
     195   McLeodUSA Inc.................  11.375        01/01/09             122,850
   1,150   McLeodUSA, Inc................   11.50        05/01/09             741,750
   1,135   Pac-West Telecom Inc. (Series
            B)...........................   13.50        02/01/09             510,750
   1,950   Primus Telecommunication
            Group, Inc. (Series B).......   9.875        05/15/08             429,000
   1,300   Versatel Telecom International
            NV (Netherlands).............   13.25        05/15/08             494,000
   3,031   Viatel Inc. (a)(b)............   11.25        04/15/08              60,620
     800   Viatel Inc. (a)(b)............   11.50        03/15/09              16,000
   3,410   World Access, Inc (a)(b)(c)...   13.25        01/15/08              68,200
   1,300   Worldwide Fiber Inc.
            (Canada).....................   12.00        08/01/09              19,500
                                                                         ------------
                                                                            9,671,795
                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

           TELECOMMUNICATIONS (4.7%)
$  1,000   Covad Communications Group,
            Inc..........................   12.50%       02/15/09        $    160,000
   5,500   e. Spire Communications, Inc.
            (a)(b).......................   13.75        07/15/07           1,100,000
   2,925   Focal Communications, Corp.
            (Series B)...................  12.125++      02/15/08             643,500
   1,300   Hyperion Telecommunication,
            Inc. (Series B)..............   12.25        09/01/04           1,040,000
   1,000   MGC Communications, Inc.......   13.00        04/01/10             280,000
     800   NEXTLINK Communications,
            Inc..........................    9.00        03/15/08             208,000
     875   NEXTLINK Communications,
            Inc..........................   10.75        06/01/09             280,000
   5,400   Rhythms Netconnections,
            Inc..........................   12.75        04/15/09             567,000
   1,200   Startec Global Communications
            Corp.........................   12.00        05/15/08              36,000
     560   Talton Holdings, Inc. (Series
            B)...........................   11.00        06/30/07             355,600
   3,600   WinStar Communications, Inc.
            (a)..........................   14.75++      04/15/10              27,000
   1,000   WinStar Communications, Inc.
            (a)(b).......................   12.75        04/15/10              15,000
                                                                         ------------
                                                                            4,712,100
                                                                         ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (1.1%)
   1,415   J.B. Poindexter & Co., Inc....   12.50        05/15/04           1,132,000
                                                                         ------------
           WHOLESALE DISTRIBUTORS (0.4%)
     415   Burhmann US Inc...............   12.25        11/01/09             410,850
                                                                         ------------
           WIRELESS COMMUNICATIONS (1.6%)
     930   AMSC Acquisition Co., Inc.
            (Series B)...................   12.25        04/01/08             204,600
  19,000   CellNet Data Systems, Inc.
            (a)(b).......................   14.00++      10/01/07              95,000
   3,000   Globalstar LP/Capital Corp.
            (b)..........................   10.75        11/01/04             165,000
   3,300   Orbcomm Global LP/Capital
            Corp. (Series B) (a)(b)......   14.00        08/15/04              99,000
   4,500   USA Mobile Communications
            Holdings, Inc................   14.00        11/01/04             990,000
                                                                         ------------
                                                                            1,553,600
                                                                         ------------
           TOTAL CORPORATE BONDS
            (COST $234,590,170)........................................    94,958,126
                                                                         ------------


---------
NUMBER OF
 SHARES
THOUSANDS                                   RATE           DATE             VALUE

           COMMON STOCKS (D) (0.3%)
           APPAREL/FOOTWEAR RETAIL (0.0%)
1,310,596  County Seat Store Corp. (c).............       11,795
                                                     -----------
           CASINO/GAMING (0.0%)
   2,000   Fitzgerald Gaming Corp..................            2
                                                     -----------
           ENTERTAINMENT & LEISURE (0.0%)
 444,351   Premier Holdings Inc. (c)...............          444
                                                     -----------
           FOOD: SPECIALTY/CANDY (0.0%)
   2,375   SFAC New Holdings Inc. (c)..............          594

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                VALUE

    --
----------------------------------------------------------------

     436   SFFB Holdings, Inc. (c).................  $         4
 120,000   Specialty Foods Acquisition Corp. -
            144A*..................................        1,200
                                                     -----------
                                                           1,798
                                                     -----------
           HOTELS/RESORTS/CRUISELINES (0.0%)
  71,890   Vagabond Inns, Inc. (Class D) (a).......           72
                                                     -----------
           MEDICAL/NURSING SERVICES (0.0%)
 418,663   Raintree Healthcare Corp. (c)...........        3,768
                                                     -----------
           MOTOR VEHICLES (0.0%)
      87   Northern Holdings Industrial Corp. *
            (c)....................................      --
                                                     -----------
           RESTAURANTS (0.0%)
   7,750   American Restaurant Group Holdings, Inc.
            - 144A*................................        1,938
                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (0.1%)
  33,335   Versatel Telecom International NV (ADR)
            (Netherlands)..........................       94,671
  15,710   World Access, Inc (c)...................          801
                                                     -----------
                                                          95,472
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (0.0%)
 196,000   FWT Inc. (c)............................        1,960
                                                     -----------
           TEXTILES (0.0%)
 298,461   U.S. Leather, Inc. (c)..................        2,985
                                                     -----------
           WIRELESS COMMUNICATIONS (0.2%)
 809,424   Arch Wireless, Inc. (c).................      133,555
  38,444   Vast Solutions, Inc. (Class B1) (c).....          385
  38,444   Vast Solutions, Inc. (Class B2) (c).....          384
  38,444   Vast Solutions, Inc. (Class B3) (c).....          384
                                                     -----------
                                                         134,708
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $65,945,728).....................      254,942
                                                     -----------


---------
PRINCIPAL                                  COUPON  MATURITY
AMOUNT IN                                   RATE     DATE
THOUSANDS                                  ------  --------

           CONVERTIBLE BONDS (0.0%)
           HOTELS/RESORTS/CRUISELINES (0.0%)
$    742   Premier Cruises Ltd.
            (COST $742,000)..............  10.00+% 08/15/05           74
                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PREFERRED STOCKS (0.5%)
           RESTAURANTS (0.2%)
   2,218   American Restaurant Group Holdings, Inc.
            (Series B).............................  $    221,800
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (0.3%)
1,960,000  FWT Inc. (Series A) (c)(d)..............       303,800
                                                     ------------
           TOTAL PREFERRED STOCKS
            (COST $9,991,277)......................       525,600
                                                     ------------


---------
                                                EXPIRATION
NUMBER OF                                          DATE
WARRANTS                                        ----------

           WARRANTS (D) (0.1%)
           ADVERTISING/MARKETING SERVICES (0.0%)
  12,524   Next Generation Network, Inc. -
            144A*.............................   02/01/08           125
                                                            -----------
           AEROSPACE & DEFENSE (0.0%)
   1,500   Sabreliner Corp. - 144A*...........   04/15/03        15,000
                                                            -----------
           BROADCASTING (0.0%)
     640   XM Satellite Radio Holdings Inc. -
            144A*.............................   03/15/10        12,800
                                                            -----------
           CASINO/GAMING (0.0%)
  83,500   Aladdin Gaming Enterprises, Inc. -
            144A*.............................   03/01/10           835
   6,000   Resort At Summerlin - 144A*........   12/15/07            60
                                                            -----------
                                                                    895
                                                            -----------
           CONSUMER/BUSINESS SERVICES (0.0%)
  42,250   Comforce Corp. - 144A*.............   12/01/09           423
                                                            -----------
           HOTELS/RESORTS/CRUISELINES (0.0%)
   3,000   Epic Resorts LLC - 144A*...........   06/15/05            30
                                                            -----------
           INTERNET SOFTWARE/SERVICES (0.0%)
  16,520   Verado Holdings Inc. - 144A*.......   04/15/08           165
                                                            -----------
           OIL & GAS PRODUCTION (0.0%)
  39,665   Gothic Energy Corp. - 144A*........   05/01/05            40
                                                            -----------
           RESTAURANTS (0.0%)
   1,500   American Restaurant Group Holdings,
            Inc. - 144A*......................   08/15/08            15
                                                            -----------
           SPECIALTY TELECOMMUNICATIONS (0.1%)
   6,500   Birch Telecom Inc. - 144A*.........   06/15/08           650
   2,500   GT Group Telecom Inc. - 144A*
            (Canada)..........................   02/01/10        68,750
                                                            -----------
                                                                 69,400
                                                            -----------
           TELECOMMUNICATIONS (0.0%)
   1,200   Startec Global Communications Corp.
            - 144A*...........................   05/15/08            36
                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF                                       EXPIRATION
WARRANTS                                          DATE        VALUE

    --
-----------------------------------------------------------------------

           WIRELESS COMMUNICATIONS (0.0%)
   1,000   Motient Corp. - 144A*..............   04/01/08   $       500
                                                            -----------
           TOTAL WARRANTS
            (COST $730,818)...............................       99,429
                                                            -----------


---------
PRINCIPAL                                  COUPON   MATURITY
AMOUNT IN                                   RATE      DATE
THOUSANDS                                  -------  --------

           SHORT-TERM INVESTMENT (1.7%)
           REPURCHASE AGREEMENT
$  1,744   The Bank of New York (dated
            06/29/01; proceeds
            $1,744,303)(e)
            (COST $1,743,740)............   3.875%  07/02/01    1,743,740
                                                              -----------

           TOTAL INVESTMENTS
            (COST $313,743,733)(F).......   97.5%   97,581,911

           OTHER ASSETS IN EXCESS OF
           LIABILITIES...................    2.5     2,502,512
                                           -----   -----------

           NET ASSETS....................  100.0%  $100,084,423
                                           =====   ===========

---------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
    *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
    +   PAYMENT-IN-KIND SECURITY.
   ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
    ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; BONDS WITH ATTACHED WARRANTS.
   (A)  ISSUER IN BANKRUPTCY.
   (B)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
   (C)  ACQUIRED THROUGH EXCHANGE OFFER.
   (D)  NON-INCOME PRODUCING SECURITIES.
   (E) COLLATERALIZED BY $1,662,573 FEDERAL HOME LOAN MORTGAGE CORP. 6.875% DUE 09/15/10 VALUED AT $1,778,625.
   (F) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $838,436 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $217,000,258, RESULTING IN NET UNREALIZED DEPRECIATION OF $216,161,822.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (88.2%)
           ELECTRIC UTILITIES (45.7%)
 313,050   AES Corp.*..............................  $ 13,476,803
 110,000   Allegheny Energy, Inc...................     5,307,500
 205,000   Calpine Corp.*..........................     7,749,000
 145,000   Capstone Turbine Corp.*.................     3,261,050
 205,865   Cinergy Corp............................     7,194,982
 185,000   CMS Energy Corp.........................     5,152,250
 125,000   Consolidated Edison, Inc................     4,975,000
 200,000   Constellation Energy Group..............     8,520,000
 307,500   DPL, Inc................................     8,905,200
 165,000   DTE Energy Co...........................     7,662,600
 252,432   Duke Energy Corp........................     9,847,372
 220,000   Energy East Corp........................     4,600,200
 200,000   Entergy Corp............................     7,678,000
 104,000   Exelon Corp.............................     6,668,480
 170,000   FPL Group, Inc..........................    10,235,700
 145,000   General Electric Co.....................     7,068,750
 135,000   GPU, Inc................................     4,745,250
 239,367   Mirant Corp.*...........................     8,234,225
 305,000   Montana Power Co.*......................     3,538,000
 200,000   Northeast Utilities.....................     4,150,000
 190,000   NRG Energy, Inc.*.......................     4,195,200
 195,000   Pinnacle West Capital Corp..............     9,243,000
 100,000   PPL Corp................................     5,500,000
 150,000   Public Service Company of New Mexico....     4,815,000
 175,000   Public Service Enterprise Group, Inc....     8,557,500
 200,000   Reliant Energy, Inc.....................     6,442,000
 215,000   SCANA Corp..............................     6,106,000
 285,000   Southern Co. (The)......................     6,626,250
 221,500   TXU Corp................................    10,674,085
 200,000   Wisconsin Energy Corp...................     4,754,000
 267,250   Xcel Energy, Inc........................     7,603,263
                                                     ------------
                                                      213,486,660
                                                     ------------
           ENERGY (16.6%)
 168,625   Burlington Resources, Inc...............     6,736,569
 277,000   Dynegy, Inc. (Class A)..................    12,880,500

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

 200,460   El Paso Corp............................  $ 10,532,168
 196,500   Enron Corp..............................     9,628,500
 150,000   KeySpan Corp............................     5,472,000
 100,000   Kinder Morgan, Inc......................     5,025,000
 280,000   NiSource Inc............................     7,652,400
 155,000   Questar Corp............................     3,837,800
 200,000   UtiliCorp United, Inc...................     6,110,000
 290,000   Williams Companies, Inc.................     9,555,500
                                                     ------------
                                                       77,430,437
                                                     ------------
           TELECOMMUNICATIONS (25.9%)
 171,932   ALLTEL Corp.............................    10,532,554
 100,000   Amdocs Ltd.*............................     5,385,000
 175,000   AOL Time Warner Inc.*...................     9,275,000
 335,634   AT&T Corp...............................     7,383,948
 170,000   BCE, Inc. (Canada)......................     4,471,000
 130,000   BroadWing Inc...........................     3,178,500
 268,750   CenturyTel, Inc.........................     8,143,125
 125,000   Charter Communications, Inc.
            (Class A)*.............................     2,918,750
 140,000   Nextel Communications, Inc.
            (Class A)*.............................     2,450,000
 401,691   Qwest Communications International,
            Inc....................................    12,801,892
 258,946   SBC Communications, Inc.................    10,373,377
 215,000   Sprint Corp. (FON Group)................     4,592,400
 100,000   Sprint Corp. (PCS Group)*...............     2,415,000
 160,000   Telefonos de Mexico S.A. (Series L)
            (ADR) (Mexico).........................     5,614,400
 100,000   Telephone & Data Systems, Inc...........    10,875,000
 221,120   Verizon Communications Inc..............    11,829,920
 230,000   Vodafone Group PLC (ADR) (United
            Kingdom)...............................     5,140,500
 236,163   WorldCom Group*.........................     3,532,998
                                                     ------------
                                                      120,913,364
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $265,870,663)....................   411,830,461
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           CORPORATE BONDS (6.0%)
           ELECTRIC UTILITIES (3.2%)
 $ 1,300   American Electric Power 6.125%
            due 05/15/06...........................  $  1,283,061
     400   Consumers Energy Co. 6.875%
            due 03/01/18...........................       365,300
     705   DTE Energy Co. 7.05% due 06/01/11.......       707,369
   1,670   Exelon Corp. 6.75% due 05/01/11.........     1,643,898
   3,000   Indianapolis Power Co. 7.05%
            due 02/01/24...........................     2,657,760
   1,695   MidAmerican Funding LLC 6.75%
            due 03/01/11...........................     1,653,778
   1,595   Mirant Americas -144A** 7.625%
            due 05/01/06...........................     1,605,974
   1,290   NRG Energy, Inc. 7.75% due 04/01/11.....     1,307,273
     150   PG&E National Energy
            Group - 144A** 10.375% due 05/16/11....       151,110
   1,305   Progress Energy, Inc. 7.10%
            due 03/01/11...........................     1,320,151
   1,740   PSEG Energy Holdings 9.125%
            due 02/10/04...........................     1,815,359
     330   South Carolina Electric & Gas Co. 7.50%
            due 06/15/05...........................       345,863
                                                     ------------
                                                       14,856,896
                                                     ------------
           ENERGY (1.4%)
     500   CMS Panhandle Holding Co. 7.00%
            due 07/15/29...........................       426,665
   1,000   Coastal Corp. 7.75% due 10/15/35........       974,840
     845   NiSource Finance Corp. 7.875%
            due 11/15/10...........................       894,982
     410   Oxymar -144A** 7.50% due 02/15/16.......       334,150
   2,000   Panhandle Eastern Corp. 8.625%
            due 04/15/25...........................     2,128,620
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

 $   635   Petrozuata Finance, Inc. (Venezuela) -
            144A** 8.22% due 04/01/17..............  $    495,846
     455   RAS Laffan Liquid Natural Gas - 144A**
            8.294% due 03/15/14....................       431,986
   1,100   Williams Companies, Inc. - 144A** 7.50%
            due 01/15/31...........................     1,036,398
                                                     ------------
                                                        6,723,487
                                                     ------------
           TELECOMMUNICATIONS (1.4%)
     710   AT&T Wireless Services Inc. - 144A**
            7.875% due 03/01/11....................       711,037
     845   BellSouth Telecommunications Inc. -
            6.375% due 06/01/28....................       752,185
     675   British Telecom PLC (United Kingdom)
            8.625% due 12/15/30....................       728,993
     720   Deutsche Telekom International Finance
            Corp. (Netherlands) 8.25%
            due 06/15/30...........................       734,904
     750   GTE Corp. 7.90% due 02/01/27............       761,235
   1,150   Qwest Capital Funding 7.90%
            due 08/15/10...........................     1,183,695
     390   Telus Corp. 8.00% due 06/01/11..........       396,852
   1,110   WorldCom, Inc. 8.25% due 05/15/31.......     1,091,274
                                                     ------------
                                                        6,360,175
                                                     ------------
           TOTAL CORPORATE BONDS
            (COST $28,329,002).....................    27,940,558
                                                     ------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (0.9%)
   2,500   Tennesse Valley Authority 6.00%
            due 09/24/02...........................     2,550,775

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

 $ 1,800   U.S Treasury Note 15.75%
            due 11/15/01...........................  $  1,878,192
                                                     ------------
           TOTAL U.S. GOVERNMENT & AGENCY
            OBLIGATIONS
            (COST $4,424,624)......................     4,428,967
                                                     ------------
           SHORT-TERM INVESTMENT (A) (4.7%)
           U.S. GOVERNMENT AGENCY (4.7%)
  21,900   Federal National Mortgage Assoc. 3.94%
            due 07/02/01
            (COST $21,897,603).....................    21,897,603
                                                     ------------

  TOTAL INVESTMENTS
   (COST $320,521,892)(B).................    99.8%  466,097,589
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.2       946,458
                                            ------  ------------

  NET ASSETS..............................   100.0% $467,044,047
                                            ======  ============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $157,296,953 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $11,721,256, RESULTING IN NET UNREALIZED APPRECIATION OF $145,575,697.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (52.8%)
           AUTO PARTS: O.E.M. (2.6%)
 55,000    Delphi Automotive Systems Corp..........  $   876,150
 12,500    Johnson Controls, Inc...................      905,875
                                                     -----------
                                                       1,782,025
                                                     -----------
           BEVERAGES: ALCOHOLIC (1.2%)
 20,000    Anheuser-Busch Companies, Inc...........      824,000
                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED (0.5%)
 11,000    Dow Chemical Co.........................      365,750
                                                     -----------
           DEPARTMENT STORES (1.4%)
 22,000    Sears, Roebuck & Co.....................      930,820
                                                     -----------
           ELECTRIC UTILITIES (4.1%)
 12,000    Dominion Resources, Inc.................      721,560
 13,000    FPL Group, Inc..........................      782,730
 18,000    Reliant Energy, Inc.....................      579,780
 25,000    TECO Energy, Inc........................      762,500
                                                     -----------
                                                       2,846,570
                                                     -----------
           ELECTRICAL PRODUCTS (1.1%)
 12,000    Emerson Electric Co.....................      726,000
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.2%)
 22,000    Rockwell International Corp.............      838,640
                                                     -----------
           ELECTRONICS/APPLIANCES (1.3%)
 14,500    Whirlpool Corp..........................      906,250
                                                     -----------
           FINANCE/RENTAL/LEASING (1.2%)
 10,000    Fannie Mae..............................      851,500
                                                     -----------
           FINANCIAL CONGLOMERATES (1.3%)
 20,000    J.P. Morgan Chase & Co..................      892,000
                                                     -----------
           FOOD: MAJOR DIVERSIFIED (1.2%)
 45,000    Sara Lee Corp...........................      852,300
                                                     -----------
           FOOD: MEAT/FISH/DAIRY (1.3%)
 45,000    Conagra Foods Inc.......................      891,450
                                                     -----------

NUMBER OF
SHARES                                                 VALUE

----------------------------------------------------------------

           HOUSEHOLD/PERSONAL CARE (1.4%)
 21,665    Estee Lauder Companies, Inc. (The)
            (Class A)..............................  $   933,762
                                                     -----------
           INDUSTRIAL CONGLOMERATES (1.2%)
 23,000    Honeywell International, Inc............      804,770
                                                     -----------
           INDUSTRIAL MACHINERY (0.9%)
 14,506    Ingersoll-Rand Co.......................      597,647
                                                     -----------
           INDUSTRIAL SPECIALTIES (0.6%)
  8,000    PPG Industries, Inc.....................      420,560
                                                     -----------
           LIFE/HEALTH INSURANCE (1.4%)
 18,000    Lincoln National Corp...................      931,500
                                                     -----------
           MAJOR BANKS (3.4%)
 15,000    Bank of America Corp....................      900,450
 22,000    FleetBoston Financial Corp..............      867,900
 14,625    WestPac Banking Corp. Ltd. (ADR)
            (Australia)............................      535,275
                                                     -----------
                                                       2,303,625
                                                     -----------
           MAJOR TELECOMMUNICATIONS (2.4%)
 40,000    Sprint Corp. (FON Group)................      854,400
 15,000    Verizon Communications Inc..............      802,500
                                                     -----------
                                                       1,656,900
                                                     -----------
           MOTOR VEHICLES (1.2%)
 33,000    Ford Motor Co...........................      810,150
                                                     -----------
           MOVIES/ENTERTAINMENT (1.3%)
 43,018    Six Flags, Inc.*........................      905,099
                                                     -----------
           OFFICE EQUIPMENT/ SUPPLIES (1.3%)
 22,000    Pitney Bowes, Inc.......................      926,640
                                                     -----------
           OIL & GAS PRODUCTION (2.3%)
 20,000    Burlington Resources, Inc...............      799,000
 12,000    Kerr-McGee Corp.........................      795,240
                                                     -----------
                                                       1,594,240
                                                     -----------
           OIL REFINING/MARKETING (2.6%)
 21,000    Ashland, Inc............................      842,100

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                 VALUE

----------------------------------------------------------------

 20,000    Ultramar Diamond Shamrock Corp..........  $   945,000
                                                     -----------
                                                       1,787,100
                                                     -----------
           PHARMACEUTICALS: MAJOR (2.3%)
 12,000    Merck & Co., Inc........................      766,920
 23,000    Schering-Plough Corp....................      833,520
                                                     -----------
                                                       1,600,440
                                                     -----------
           PUBLISHING: BOOKS/ MAGAZINES (0.6%)
 15,240    Reader's Digest Assoc., Inc. (The)
            (Class A)..............................      438,150
                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (9.0%)
 20,000    Archstone Communities Trust.............      515,600
 10,000    Avalonbay Communities, Inc..............      467,500
 10,000    Boston Properties, Inc..................      409,000
 20,000    Duke Realty Corp........................      497,000
 16,000    Equity Office Properties Trust..........      506,080
  7,000    Equity Residential Properties Trust.....      395,850
 14,000    First Industrial Realty Trust, Inc......      449,960
  6,000    General Growth Properties, Inc..........      236,160
 20,000    Healthcare Realty Trust, Inc............      526,000
 17,000    Mack-Cali Realty Corp...................      484,160
 20,000    Reckson Associates Realty Corp..........      460,000
  8,000    Rouse Co. (The).........................      229,200
 18,000    Simon Property Group, Inc...............      539,460
 11,000    Vornado Realty Trust....................      429,440
                                                     -----------
                                                       6,145,410
                                                     -----------
           SAVINGS BANKS (1.3%)
 24,000    Washington Mutual, Inc..................      901,200
                                                     -----------
           TOBACCO (1.2%)
 16,000    Philip Morris Companies, Inc............      812,000
                                                     -----------

NUMBER OF
SHARES                                                 VALUE

----------------------------------------------------------------

           WIRELESS COMMUNICATIONS (0.0%)
    688    Leap Wireless International, Inc.*......  $    20,846
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $32,350,702).....................   36,297,344
                                                     -----------
           CONVERTIBLE PREFERRED STOCKS (12.1%)
           AUTO PARTS: O.E.M. (0.0%)
 12,000    BTI Capital Trust $3.25 - 144A**........        1,500
                                                     -----------
           CONTAINERS/PACKAGING (2.1%)
 36,000    Sealed Air Corp. (Series A) $2.00.......    1,438,200
                                                     -----------
           ELECTRIC UTILITIES (2.0%)
 53,000    Duke Energy Corp. $17.02 (Units)++......    1,359,450
                                                     -----------
           INVESTMENT BANKS/ BROKERS (0.2%)
 15,940    Merrill Lynch & Co., Inc. $2.39
            (exchangeable into IMC Global, Inc.
            common stock)..........................      159,400
                                                     -----------
           MAJOR BANKS (1.4%)
 30,200    National Australia Bank, Ltd. $1.97
            (Australia) (Units)++..................      940,730
                                                     -----------
           OIL REFINING/MARKETING (0.8%)
 50,000    Tesoro Petroleum Corp. $1.16............      532,665
                                                     -----------
           PULP & PAPER (1.0%)
 18,400    Georgia-Pacific Corp. $6.17 (Units)++...      696,440
                                                     -----------
           RAILROADS (1.5%)
 22,400    Union Pacific Capital Trust $3.13.......    1,061,536
                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (1.0%)
  9,000    Equity Residential Properties Trust
            (Series E) $1.75.......................      281,250
 13,000    SL Green Realty Corp. $2.00.............      414,700
                                                     -----------
                                                         695,950
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                 VALUE

----------------------------------------------------------------

           REGIONAL BANKS (1.7%)
 30,000    CNB Capital Trust I $1.50...............  $ 1,170,000
                                                     -----------
           TOOLS/HARDWARE (0.4%)
 19,400    Metromedia International Group, Inc.
            $3.63..................................      291,000
                                                     -----------
           TOTAL CONVERTIBLE PREFERRED STOCKS
            (COST $9,823,641)......................    8,346,871
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS

---------

           CORPORATE BONDS (29.8%)
           CONVERTIBLE BONDS (13.0%)
           CABLE/SATELLITE TV (0.6%)
 $  445    EchoStar Communications Corp. 4.875%
            due 01/07/07...........................      428,010
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (2.3%)
  2,000    SCI Systems, Inc. 3.00% due 03/15/07....    1,592,260
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (1.5%)
    960    Photronics Inc. 6.00% due 06/01/04......    1,012,301
                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (0.1%)
    120    Emeritus Corp. - 144A** 6.25%
            due 01/01/06...........................       34,558
                                                     -----------
           INDUSTRIAL MACHINERY (0.3%)
    200    Thermo Fibertek, Inc. - 144A** 4.50%
            due 07/15/04...........................      179,262
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (1.5%)
  1,750    Aether Systems, Inc. 6.00%
            due 03/22/05...........................    1,034,670
                                                     -----------
PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           INTERNET SOFTWARE/ SERVICES (2.3%)
 $5,000    AT Home Corp. 0.525% due 12/28/18.......  $ 1,604,100
                                                     -----------
           MAJOR TELECOMMUNICATIONS (3.0%)
    800    Bell Atlantic Financial Service - 144A**
            (exchangeable into Cable & Wireless
            Communications common stock) 4.25%
            due 09/15/05...........................      786,000
  1,300    Bell Atlantic Financial Service - 144A**
            (exchangeable into Telecom Corporation
            of New Zealand common stock) 5.75%
            due 04/01/03...........................    1,304,875
                                                     -----------
                                                       2,090,875
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.4%)
  1,100    RF Micro Systems Deviices - 144A** 3.75%
            due 08/15/05...........................      959,519
                                                     -----------
           TOTAL CONVERTIBLE BONDS
            (COST $10,496,097).....................    8,935,555
                                                     -----------
           NON-CONVERTIBLE BONDS (16.8%)
           ADVERTISING/MARKETING SERVICES (4.6%)
  1,000    Lamar Media Corp. 9.625%
            due 12/01/06...........................    1,050,000
  2,000    Outdoor Systems, Inc. 8.875%
            due 06/15/07...........................    2,125,000
                                                     -----------
                                                       3,175,000
                                                     -----------
           CHEMICALS: SPECIALTY (2.2%)
  1,875    Huntsman Polymers Corp. 11.75%
            due 12/01/04...........................    1,500,000
                                                     -----------
           HOME FURNISHINGS (1.1%)
  1,237    Dan River, Inc. 10.125% due 12/15/03....      742,200
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           MAJOR TELECOMMUNICATIONS (1.8%)
 $1,150    Sprint Spectrum L.P. 11.00%
            due 08/15/06...........................  $ 1,219,794
                                                     -----------
           MISCELLANEOUS COMMERCIAL SERVICES (2.3%)
  1,500    Iron Mountain, Inc. 10.125%
            due 10/01/06...........................    1,590,000
                                                     -----------
           OTHER METALS/MINERALS (3.8%)
  2,500    Cyprus Amax Minerals Inc. 10.125%
            due 04/01/02...........................    2,571,750
                                                     -----------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (1.0%)
    700    Navistar International Corp. - 144A**
            9.375% due 06/01/06....................      705,250
                                                     -----------
           TOTAL NON-CONVERTIBLE BONDS
            (COST $12,513,039).....................   11,503,994
                                                     -----------
           TOTAL CORPORATE BONDS
            (COST $23,009,136).....................   20,439,549
                                                     -----------
PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           SHORT-TERM INVESTMENT (A) (7.4%)
           U.S. GOVERNMENT AGENCY
 $5,100    Federal National Mortgage Assoc 3.94%
            due 07/02/01
            (COST $5,099,442)......................  $ 5,099,442
                                                     -----------

  TOTAL INVESTMENTS
   (COST $70,282,921)(B)..................   102.1%  70,183,206
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (2.1)  (1,426,647)
                                            ------  -----------

  NET ASSETS..............................   100.0% $68,756,559
                                            ======  ===========

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; BONDS WITH ATTACHED WARRANTS.
   (A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $5,951,842 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,051,557, RESULTING IN NET UNREALIZED DEPRECIATION OF $99,715.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           COMMON STOCKS (99.6%)
           AEROSPACE & DEFENSE (1.4%)
 540,000   Goodrich Corp...........................  $   20,509,200
                                                     --------------
           ALUMINUM (2.7%)
 490,000   Alcan Aluminium, Ltd. (Canada)..........      20,589,800
 520,000   Alcoa, Inc..............................      20,488,000
                                                     --------------
                                                         41,077,800
                                                     --------------
           APPAREL/FOOTWEAR (1.3%)
 525,000   VF Corp.................................      19,099,500
                                                     --------------
           AUTO PARTS: O.E.M. (5.9%)
 950,000   Dana Corp...............................      22,173,000
1,420,000  Delphi Automotive Systems Corp..........      22,620,600
 305,000   Johnson Controls, Inc...................      22,103,350
 535,000   TRW Inc.................................      21,935,000
                                                     --------------
                                                         88,831,950
                                                     --------------
           BEVERAGES:
           NON-ALCOHOLIC (2.6%)
 430,000   Coca-Cola Co............................      19,350,000
 460,000   PepsiCo, Inc............................      20,332,000
                                                     --------------
                                                         39,682,000
                                                     --------------
           CHEMICALS: MAJOR DIVERSIFIED (2.8%)
 600,000   Dow Chemical Co.........................      19,950,000
 460,000   Du Pont (E.I.) de Nemours & Co., Inc....      22,190,400
                                                     --------------
                                                         42,140,400
                                                     --------------
           COMPUTER PROCESSING HARDWARE (2.9%)
 760,000   Hewlett-Packard Co......................      21,736,000
 195,000   International Business Machines Corp....      22,035,000
                                                     --------------
                                                         43,771,000
                                                     --------------
           DEPARTMENT STORES (1.5%)
 535,000   Sears, Roebuck & Co.....................      22,635,850
                                                     --------------
           DISCOUNT STORES (1.3%)
 565,000   Target Corp.............................      19,549,000
                                                     --------------
NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           ELECTRIC UTILITIES (6.5%)
 305,000   Dominion Resources, Inc.................  $   18,339,650
 300,000   Exelon Corp.............................      19,236,000
 360,000   FPL Group, Inc..........................      21,675,600
 590,000   GPU, Inc................................      20,738,500
 555,000   Reliant Energy, Inc.....................      17,876,550
                                                     --------------
                                                         97,866,300
                                                     --------------
           ELECTRONICS/ APPLIANCES (1.4%)
 345,000   Whirlpool Corp..........................      21,562,500
                                                     --------------
           FINANCE/RENTAL/ LEASING (4.5%)
 260,000   Fannie Mae..............................      22,139,000
 335,000   Household International, Inc............      22,344,500
 385,000   Providian Financial Corp................      22,792,000
                                                     --------------
                                                         67,275,500
                                                     --------------
           FINANCIAL CONGLOMERATES (2.7%)
 410,000   Citigroup, Inc..........................      21,664,400
 430,000   J.P. Morgan Chase & Co..................      19,178,000
                                                     --------------
                                                         40,842,400
                                                     --------------
           FOOD DISTRIBUTORS (2.8%)
1,250,000  Supervalu, Inc..........................      21,937,500
 770,000   SYSCO Corp..............................      20,905,500
                                                     --------------
                                                         42,843,000
                                                     --------------
           FOOD: MAJOR DIVERSIFIED (1.3%)
 220,000   Quaker Oats Company (The)...............      20,075,000
                                                     --------------
           FOREST PRODUCTS (1.4%)
 385,000   Weyerhaeuser Co.........................      21,163,450
                                                     --------------
           HOUSEHOLD/PERSONAL CARE (4.2%)
 480,000   Avon Products, Inc......................      22,214,400
 340,000   Kimberly-Clark Corp.....................      19,006,000
 340,000   Procter & Gamble Co. (The)..............      21,692,000
                                                     --------------
                                                         62,912,400
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES (6.7%)
 425,000   General Electric Co.....................  $   20,718,750
 510,000   Honeywell International, Inc............      17,844,900
 180,000   Minnesota Mining & Manufacturing Co.....      20,538,000
 400,000   Tyco International Ltd. (Bermuda).......      21,800,000
 275,000   United Technologies Corp................      20,146,500
                                                     --------------
                                                        101,048,150
                                                     --------------
           INDUSTRIAL SPECIALTIES (1.4%)
 400,000   PPG Industries, Inc.....................      21,028,000
                                                     --------------
           INFORMATION TECHNOLOGY SERVICES (1.4%)
 330,000   Electronic Data Systems Corp............      20,625,000
                                                     --------------
           INTEGRATED OIL (4.1%)
 400,000   BP Amoco PLC (ADR) (United Kingdom).....      19,940,000
 242,000   Exxon Mobil Corp........................      21,138,700
 350,000   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................      20,394,500
                                                     --------------
                                                         61,473,200
                                                     --------------
           LIFE/HEALTH INSURANCE (4.3%)
 760,000   Aegon N.V. (ARS) (Netherlands)..........      21,584,000
 442,500   Jefferson-Pilot Corp....................      21,381,600
 430,000   Lincoln National Corp...................      22,252,500
                                                     --------------
                                                         65,218,100
                                                     --------------
           MAJOR BANKS (2.9%)
 360,000   Bank of America Corp....................      21,610,800
 830,000   KeyCorp.................................      21,621,500
                                                     --------------
                                                         43,232,300
                                                     --------------
           MAJOR TELECOMMUNICATIONS (1.4%)
 405,000   Verizon Communications Inc..............      21,667,500
                                                     --------------
NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           MOTOR VEHICLES (4.3%)
 450,000   DaimlerChrysler AG (Germany)............  $   20,745,000
 840,000   Ford Motor Co...........................      20,622,000
 355,000   General Motors Corp.....................      22,844,250
                                                     --------------
                                                         64,211,250
                                                     --------------
           OFFICE EQUIPMENT/ SUPPLIES (1.5%)
 530,000   Pitney Bowes, Inc.......................      22,323,600
                                                     --------------
           OIL & GAS PIPELINES (2.6%)
 355,000   El Paso Corp............................      18,651,700
 410,000   Enron Corp..............................      20,090,000
                                                     --------------
                                                         38,741,700
                                                     --------------
           OIL & GAS PRODUCTION (1.3%)
 300,000   Kerr-McGee Corp.........................      19,881,000
                                                     --------------
           OIL REFINING/ MARKETING (2.8%)
 565,000   Sunoco, Inc.............................      20,695,950
 700,000   USX-Marathon Group......................      20,657,000
                                                     --------------
                                                         41,352,950
                                                     --------------
           OTHER METALS/ MINERALS (1.2%)
 450,000   Phelps Dodge Corp.......................      18,675,000
                                                     --------------
           PHARMACEUTICALS: MAJOR (5.4%)
 350,000   American Home Products Corp.............      20,454,000
 385,000   Bristol-Myers Squibb Co.................      20,135,500
 445,000   Pharmacia Corp..........................      20,447,750
 535,000   Schering-Plough Corp....................      19,388,400
                                                     --------------
                                                         80,425,650
                                                     --------------
           PULP & PAPER (2.6%)
 540,000   International Paper Co..................      19,278,000
 730,000   Mead Corp...............................      19,812,200
                                                     --------------
                                                         39,090,200
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           RAILROADS (2.8%)
 685,000   Burlington Northern Santa Fe Corp.......  $   20,666,450
 595,000   CSX Corp................................      21,562,800
                                                     --------------
                                                         42,229,250
                                                     --------------
           RECREATIONAL PRODUCTS (1.5%)
 465,000   Eastman Kodak Co........................      21,706,200
                                                     --------------
           SEMICONDUCTORS (1.4%)
 705,000   Intel Corp..............................      20,621,250
                                                     --------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (2.8%)
 410,000   Caterpillar, Inc........................      20,520,500
 560,000   Deere & Co..............................      21,196,000
                                                     --------------
                                                         41,716,500
                                                     --------------
           TOTAL COMMON STOCKS
            (COST $1,303,014,679)..................   1,497,104,050
                                                     --------------

  TOTAL INVESTMENTS
   (COST $1,303,014,679)(a)...............    99.6%  1,497,104,050
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.4       6,170,600
                                            ------  --------------
  NET ASSETS..............................   100.0% $1,503,274,650
                                            ======  ==============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   ARS  AMERICAN REGISTERED SHARES.
   (A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $252,681,908 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $58,592,537, RESULTING IN NET UNREALIZED APPRECIATION OF $194,089,371.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Capital Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (88.9%)
           AEROSPACE & DEFENSE (1.2%)
  90,000   BE Aerospace, Inc.*.....................  $  1,714,500
                                                     ------------
           ALUMINUM (2.8%)
  50,000   Alcan Inc. (Canada).....................     2,101,000
  50,000   Alcoa, Inc..............................     1,970,000
                                                     ------------
                                                        4,071,000
                                                     ------------
           APPAREL/FOOTWEAR (1.6%)
   7,500   Jones Apparel Group, Inc.*..............       324,000
  35,000   Polo Ralph Lauren Corp.*................       903,000
  35,000   Reebok International Ltd.*..............     1,118,250
                                                     ------------
                                                        2,345,250
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (1.1%)
  35,000   Abercrombie & Fitch Co. (Class A)*......     1,557,500
                                                     ------------
           BEVERAGES:
           NON-ALCOHOLIC (0.3%)
  10,000   Pepsi Bottling Group, Inc. (The)........       401,000
                                                     ------------
           BIOTECHNOLOGY (0.2%)
   5,000   IDEC Pharmaceuticals Corp.*.............       338,450
                                                     ------------
           BROADCASTING (1.6%)
 100,000   Radio One, Inc. (Class A)*..............     2,300,000
                                                     ------------
           CABLE/SATELLITE TV (2.7%)
  95,000   AT&T Corp. - Liberty Media Group
            (Class A)*.............................     1,661,550
  50,000   Comcast Corp. (Class A Special)*........     2,170,000
                                                     ------------
                                                        3,831,550
                                                     ------------
           COMPUTER COMMUNICATIONS (1.5%)
  25,000   Brocade Communications Systems, Inc.*...     1,099,750
  55,000   Cisco Systems, Inc.*....................     1,001,000
                                                     ------------
                                                        2,100,750
                                                     ------------
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMPUTER PROCESSING HARDWARE (2.8%)
 125,000   Apple Computer, Inc.*...................  $  2,906,250
  25,000   Dell Computer Corp.*....................       648,750
  25,000   Sun Microsystems, Inc.*.................       393,000
                                                     ------------
                                                        3,948,000
                                                     ------------
           CONSTRUCTION MATERIALS (0.5%)
  12,500   Vulcan Materials Co.....................       671,875
                                                     ------------
           DEPARTMENT STORES (2.0%)
  40,000   Federated Department Stores, Inc.*......     1,700,000
  45,000   Penney (J.C.) Co., Inc..................     1,186,200
                                                     ------------
                                                        2,886,200
                                                     ------------
           ELECTRONIC COMPONENTS (0.5%)
   7,500   NVIDIA Corp.*...........................       695,625
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (3.4%)
  15,000   Applied Materials, Inc.*................       736,500
   5,000   Brooks Automation, Inc.*................       230,500
  30,000   Lam Research Corp.*.....................       889,500
  40,000   LTX Corp.*..............................     1,022,400
   9,000   Novellus Systems, Inc.*.................       511,110
  45,000   Teradyne, Inc.*.........................     1,489,500
                                                     ------------
                                                        4,879,510
                                                     ------------
           ENVIRONMENTAL SERVICES (1.9%)
  65,000   Republic Services, Inc.*................     1,290,250
  45,000   Waste Management, Inc...................     1,386,900
                                                     ------------
                                                        2,677,150
                                                     ------------
           FINANCE/RENTAL/ LEASING (3.8%)
  45,000   AmeriCredit Corp.*......................     2,337,750
  35,000   Household International, Inc............     2,334,500
  30,000   IndyMac Bancorp, Inc.*..................       804,000
                                                     ------------
                                                        5,476,250
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Capital Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FINANCIAL CONGLOMERATES (1.0%)
 100,000   Conseco, Inc.*..........................  $  1,365,000
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (1.3%)
  60,000   SunGard Data Systems Inc.*..............     1,800,600
                                                     ------------
           FOOD RETAIL (0.9%)
  50,000   Kroger Co.*.............................     1,250,000
                                                     ------------
           GAS DISTRIBUTORS (0.6%)
   9,000   Dynegy, Inc. (Class A)..................       418,500
  15,000   Equitable Resources, Inc................       499,650
                                                     ------------
                                                          918,150
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (1.8%)
  50,000   Tenet Healthcare Corp.*.................     2,579,500
                                                     ------------
           INDUSTRIAL CONGLOMERATES (1.0%)
  20,000   United Technologies Corp................     1,465,200
                                                     ------------
           INDUSTRIAL MACHINERY (0.9%)
  40,000   Flowserve Corp.*........................     1,230,000
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (2.6%)
  70,000   Citrix Systems, Inc.*...................     2,443,000
  25,000   PeopleSoft, Inc.*.......................     1,230,750
                                                     ------------
                                                        3,673,750
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.1%)
   7,600   Willis Group Holdings Ltd.*.............       134,900
                                                     ------------
           INTEGRATED OIL (0.6%)
  10,000   Chevron Corp............................       905,000
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.8%)
  85,000   Earthlink, Inc.*........................     1,198,500
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.1%)
  20,000   Lehman Brothers Holdings, Inc...........     1,555,000
                                                     ------------
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           LIFE/HEALTH INSURANCE (1.8%)
  80,000   UnumProvident Corp......................  $  2,569,600
                                                     ------------
           MAJOR BANKS (2.6%)
  40,000   Bank of America Corp....................     2,401,200
  35,000   Bank One Corp...........................     1,253,000
                                                     ------------
                                                        3,654,200
                                                     ------------
           MANAGED HEALTH CARE (1.6%)
 135,000   Caremark Rx, Inc.*......................     2,220,750
                                                     ------------
           MEDICAL DISTRIBUTORS (4.1%)
  30,000   AmeriSource Health Corp. (Class A)*.....     1,659,000
  50,000   Henry Schein, Inc.*.....................     2,003,000
  60,000   McKesson HBOC, Inc......................     2,227,200
                                                     ------------
                                                        5,889,200
                                                     ------------
           MEDICAL SPECIALTIES (2.3%)
  45,000   Cooper Companies, Inc...................     2,313,000
  15,000   St. Jude Medical, Inc.*.................       900,000
                                                     ------------
                                                        3,213,000
                                                     ------------
           MEDICAL/NURSING SERVICES (2.3%)
 100,000   Lincare Holdings, Inc.*.................     3,001,000
  11,600   Unilab Corp.*...........................       292,320
                                                     ------------
                                                        3,293,320
                                                     ------------
           METAL FABRICATIONS (0.7%)
  25,000   Shaw Group Inc. (The)*..................     1,002,500
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (2.1%)
  40,000   Sabre Holdings Corp. (Class A)*.........     2,000,000
  40,000   Sylvan Learning Systems, Inc.*..........       972,000
                                                     ------------
                                                        2,972,000
                                                     ------------
           OIL & GAS PRODUCTION (1.0%)
  80,000   Ocean Energy, Inc.......................     1,396,000
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Capital Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           OIL REFINING/ MARKETING (0.5%)
  10,000   Sunoco, Inc.............................  $    366,300
  10,000   Valero Energy Corp......................       367,800
                                                     ------------
                                                          734,100
                                                     ------------
           OTHER CONSUMER SERVICES (3.3%)
 175,000   Cendant Corp.*..........................     3,412,500
  20,000   eBay, Inc.*.............................     1,369,800
                                                     ------------
                                                        4,782,300
                                                     ------------
           PACKAGED SOFTWARE (3.9%)
  20,000   Autodesk, Inc...........................       746,000
 100,000   Compuware Corp.*........................     1,399,000
  35,000   Microsoft Corp.*........................     2,541,000
  50,000   Oracle Corp.*...........................       950,000
                                                     ------------
                                                        5,636,000
                                                     ------------
           PHARMACEUTICALS: GENERIC DRUGS (1.6%)
  12,500   IVAX Corp.*.............................       487,500
  30,000   Watson Pharmaceuticals, Inc.*...........     1,849,200
                                                     ------------
                                                        2,336,700
                                                     ------------
           PULP & PAPER (1.2%)
  50,000   Georgia-Pacific Group...................     1,692,500
                                                     ------------
           RAILROADS (1.6%)
  65,000   CSX Corp................................     2,355,600
                                                     ------------
           RECREATIONAL PRODUCTS (1.3%)
 100,000   Mattel, Inc.*...........................     1,892,000
                                                     ------------
           REGIONAL BANKS (2.4%)
  50,000   Fifth Third Bancorp.....................     3,002,500
  20,000   Hibernia Corp. (Class A)................       356,000
                                                     ------------
                                                        3,358,500
                                                     ------------
           RESTAURANTS (0.5%)
  15,000   CEC Entertainment, Inc.*................       740,250
                                                     ------------
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SAVINGS BANKS (3.8%)
  35,000   Charter One Financial, Inc..............  $  1,116,500
  50,000   Golden West Financial Corp..............     3,212,000
  30,000   Washington Mutual, Inc..................     1,126,500
                                                     ------------
                                                        5,455,000
                                                     ------------
           SEMICONDUCTORS (0.4%)
  20,000   Advanced Micro Devices, Inc.*...........       577,600
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (4.3%)
  40,000   AdvancePCS*.............................     2,562,000
  10,000   Laboratory Corp. of America Holdings*...       769,000
  70,000   Omnicare, Inc...........................     1,414,000
  55,000   Quintiles Transnational Corp.*..........     1,388,750
                                                     ------------
                                                        6,133,750
                                                     ------------
           SPECIALTY INSURANCE (0.9%)
  22,500   Ambac Financial Group, Inc..............     1,309,500
                                                     ------------
           SPECIALTY STORES (1.5%)
  15,000   Borders Group, Inc.*....................       336,000
  75,000   Toys 'R' Us, Inc.*......................     1,856,250
                                                     ------------
                                                        2,192,250
                                                     ------------
           STEEL (0.7%)
  75,000   AK Steel Holding Corp...................       940,500
                                                     ------------
           TOBACCO (0.7%)
  20,000   Philip Morris Companies, Inc............     1,015,000
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (1.2%)
  35,000   Caterpillar, Inc........................     1,751,750
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $115,701,512)....................   127,084,080
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Capital Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (A) (10.5%)
           U.S. GOVERNMENT AGENCY
 $15,000   Federal National Mortgage Assoc. 3.94%
            due 07/02/01
            (COST $14,998,358).....................  $ 14,998,358
                                                     ------------

  TOTAL INVESTMENTS
   (COST $130,699,870)(B).................    99.4%  142,082,438
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.6       813,569
                                            ------  ------------
  NET ASSETS..............................   100.0% $142,896,007
                                            ======  ============

---------------------------------------------------

   *    NON-INCOME PRODUCING SECURITY.
   (A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $13,013,868 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,631,300, RESULTING IN NET UNREALIZED APPRECIATION OF $11,382,568.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
SHARES                                                  VALUE

-----------------------------------------------------------------

           COMMON STOCKS AND WARRANTS (95.5%)
           AUSTRALIA (4.0%)
           CONTAINERS/PACKAGING
 825,000   Amcor Ltd...............................  $  2,786,457
                                                     ------------
           MAJOR BANKS
 350,000   Australia & New Zealand Banking Group
            Ltd....................................     3,018,547
 175,000   Commonwealth Bank of Australia..........     3,049,083
                                                     ------------
                                                        6,067,630
                                                     ------------
           MAJOR TELECOMMUNICATIONS
 725,000   Telstra Corp., Ltd......................     1,990,035
                                                     ------------
           OIL & GAS PRODUCTION
 725,000   Santos Ltd..............................     2,400,619
                                                     ------------
           TOTAL AUSTRALIA.........................    13,244,741
                                                     ------------
           BELGIUM (0.8%)
           FINANCIAL CONGLOMERATES
 105,000   Fortis (B Shares).......................     2,543,027
                                                     ------------
           CANADA (2.5%)
           ALUMINUM
  50,000   Alcan Aluminium Ltd.....................     2,107,419
                                                     ------------
           FINANCIAL CONGLOMERATES
 130,000   EdperBrascan Corp. (Class A)............     2,234,657
                                                     ------------
           MAJOR BANKS
  70,000   Toronto-Dominion Bank...................     1,786,880
                                                     ------------
           OIL & GAS PIPELINES
  80,000   Enbridge Inc............................     2,176,917
                                                     ------------
           TOTAL CANADA............................     8,305,873
                                                     ------------
           FINLAND (1.2%)
           INFORMATION TECHNOLOGY SERVICES
  90,000   Tietoenator Oyj.........................     2,011,476
                                                     ------------

NUMBER OF
SHARES                                                  VALUE

-----------------------------------------------------------------

           TELECOMMUNICATION EQUIPMENT
  80,000   Nokia Oyj...............................  $  1,819,932
                                                     ------------
           TOTAL FINLAND...........................     3,831,408
                                                     ------------
           FRANCE (6.0%)
           AUTOMOTIVE AFTERMARKET
  70,000   Compagnie Generale des Etablissements
            Michelin (B Shares)....................     2,222,992
                                                     ------------
           CONSTRUCTION MATERIALS
  30,000   Lafarge S.A.............................     2,574,894
                                                     ------------
           CONTAINERS/PACKAGING
  17,000   Compagnie de Saint-Gobain...............     2,318,679
                                                     ------------
           MAJOR BANKS
  32,000   BNP Paribas S.A.........................     2,795,502
  42,000   Societe Generale (A Shares).............     2,496,627
                                                     ------------
                                                        5,292,129
                                                     ------------
           MISCELLANEOUS MANUFACTURING
  70,000   Compagnie Generale d'Industrie et de
            Participations.........................     2,126,030
  60,000   Compagnie Generale d'Industrie et de
            Participations (Warrants)*.............        43,850
                                                     ------------
                                                        2,169,880
                                                     ------------
           MULTI-LINE INSURANCE
  45,000   Assurances Generales de France..........     2,512,434
                                                     ------------
           OIL REFINING/MARKETING
  20,000   TotalFinaElf S.A........................     2,811,138
                                                     ------------
           TOTAL FRANCE............................    19,902,146
                                                     ------------
           GERMANY (5.2%)
           APPAREL/FOOTWEAR
  42,000   Adidas-Salomon AG.......................     2,555,518
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                  VALUE

-----------------------------------------------------------------

           CHEMICALS: MAJOR DIVERSIFIED
  70,000   BASF AG.................................  $  2,754,202
  60,000   Bayer AG................................     2,345,448
                                                     ------------
                                                        5,099,650
                                                     ------------
           INDUSTRIAL CONGLOMERATES
  50,000   E. ON AG................................     2,608,886
 100,000   MAN AG..................................     2,175,488
  36,000   Siemens AG..............................     2,187,385
                                                     ------------
                                                        6,971,759
                                                     ------------
           MOTOR VEHICLES
  55,000   DaimlerChrylser AG......................     2,533,254
                                                     ------------
           TOTAL GERMANY...........................    17,160,181
                                                     ------------
           HONG KONG (1.9%)
           ELECTRIC UTILITIES
 570,000   CLP Holdings Ltd........................     2,389,524
                                                     ------------
           REAL ESTATE DEVELOPMENT
 180,000   Cheung Kong (Holdings) Ltd..............     1,961,463
 235,000   Sun Hung Kai Properties Ltd.............     2,116,425
                                                     ------------
                                                        4,077,888
                                                     ------------
           TOTAL HONG KONG.........................     6,467,412
                                                     ------------
           IRELAND (0.9%)
           MAJOR BANKS
 250,000   Allied Irish Banks PLC..................     2,889,320
                                                     ------------
           ITALY (2.6%)
           MAJOR BANKS
 175,000   San Paolo - IMI SpA.....................     2,251,545
 550,000   Unicredito Italiano SpA.................     2,369,667
                                                     ------------
                                                        4,621,212
                                                     ------------
           MAJOR TELECOMMUNICATIONS
 465,000   Telecom Italia SpA......................     2,228,685
                                                     ------------
           WIRELESS COMMUNICATIONS
 550,000   Telecom Italia Mobile SpA...............     1,752,713
                                                     ------------
           TOTAL ITALY.............................     8,602,610
                                                     ------------

NUMBER OF
SHARES                                                  VALUE

-----------------------------------------------------------------

           JAPAN (10.2%)
           BEVERAGES: ALCOHOLIC
 270,000   Kirin Brewery Co., Ltd..................  $  2,295,985
                                                     ------------
           DEPARTMENT STORES
 155,000   Marui Co., Ltd..........................     2,236,115
                                                     ------------
           ELECTRICAL PRODUCTS
 175,000   Matsushita Electric Works, Ltd..........     2,022,521
                                                     ------------
           ELECTRONIC COMPONENTS
  32,000   TDK Corp................................     1,490,102
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  20,000   Kyocera Corp............................     1,763,244
 100,000   Matsushita Electric Industrial Co.,
            Ltd....................................     1,564,479
 140,000   NEC Corp................................     1,890,679
                                                     ------------
                                                        5,218,402
                                                     ------------
           ELECTRONICS/APPLIANCES
 160,000   Sharp Corp..............................     2,180,011
  32,000   Sony Corp...............................     2,103,070
                                                     ------------
                                                        4,283,081
                                                     ------------
           FINANCE/RENTAL/LEASING
  25,000   Acom Co., Ltd...........................     2,206,059
                                                     ------------
           MOTOR VEHICLES
  50,000   Honda Motor Co..........................     2,196,041
  60,000   Toyota Motor Corp.......................     2,111,084
                                                     ------------
                                                        4,307,125
                                                     ------------
           PHARMACEUTICALS: MAJOR
  40,500   Takeda Chemical Industries, Ltd.........     1,882,664
                                                     ------------
           PHARMACEUTICALS: OTHER
  90,000   Taisho Pharmaceutical Co., Ltd..........     1,691,512
                                                     ------------
           RECREATIONAL PRODUCTS
  12,000   Nintendo Co., Ltd.......................     2,183,217
                                                     ------------
           TOBACCO
     320   Japan Tobacco, Inc......................     2,205,658
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                  VALUE

-----------------------------------------------------------------

           WIRELESS COMMUNICATIONS
     120   NTT DoCoMo, Inc.........................  $  2,087,040
                                                     ------------
           TOTAL JAPAN.............................    34,109,481
                                                     ------------
           NETHERLANDS (4.0%)
           CHEMICALS: SPECIALTY
  75,000   DSM NV..................................     2,619,509
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  90,000   Koninklijke (Royal) Philips Electronics
            NV.....................................     2,394,651
                                                     ------------
           FINANCIAL CONGLOMERATES
  40,000   ING Groep NV............................     2,624,182
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES
 105,000   Wolters Kluwer NV.......................     2,833,021
                                                     ------------
           FOOD: MAJOR DIVERSIFIED
  45,000   Unilever NV.............................     2,707,463
                                                     ------------
           TOTAL NETHERLANDS.......................    13,178,826
                                                     ------------
           SINGAPORE (0.9%)
           AIRLINES
 240,000   Singapore Airlines Ltd..................     1,657,895
                                                     ------------
           MAJOR BANKS
 200,000   DBS Group Holdings Ltd..................     1,469,298
                                                     ------------
           TOTAL SINGAPORE.........................     3,127,193
                                                     ------------
           SPAIN (2.2%)
           ELECTRIC UTILITIES
 190,000   Iberdrola S.A...........................     2,446,149
                                                     ------------
           MAJOR BANKS
 275,000   Banco Santander Central Hispano, S.A....     2,500,537
                                                     ------------
           OIL REFINING/MARKETING
 150,000   Repsol-YPF, S.A.........................     2,485,665
                                                     ------------
           TOTAL SPAIN.............................     7,432,351
                                                     ------------

NUMBER OF
SHARES                                                  VALUE

-----------------------------------------------------------------

           SWEDEN (2.7%)
           ELECTRONICS/APPLIANCES
 175,000   Electrolux AB (Series B)................  $  2,425,631
                                                     ------------
           ENGINEERING & CONSTRUCTION
 248,000   Skanska AB (B Shares)...................     2,352,551
                                                     ------------
           INDUSTRIAL MACHINERY
 115,000   Sandvik AB (B Shares)...................     2,319,488
                                                     ------------
           REGIONAL BANKS
 350,000   Nordea AB...............................     1,998,526
                                                     ------------
           TOTAL SWEDEN............................     9,096,196
                                                     ------------
           SWITZERLAND (6.1%)
           CHEMICALS: AGRICULTURAL
   2,500   Syngenta AG*............................       131,652
                                                     ------------
           FOOD: MAJOR DIVERSIFIED
  16,300   Nestle S.A. (Registered Shares).........     3,469,825
                                                     ------------
           MAJOR BANKS
  22,500   UBS AG (Registered Shares)..............     3,228,615
                                                     ------------
           MAJOR TELECOMMUNICATIONS
  15,000   Swisscom AG (Registered Shares).........     3,577,598
                                                     ------------
           OTHER CONSUMER SPECIALTIES
   1,300   Compagnie Financiere Richemont AG
            (Series A).............................     3,332,405
                                                     ------------
           PHARMACEUTICALS: MAJOR
  92,000   Novartis AG (Registered Shares).........     3,334,968
                                                     ------------
           PROPERTY - CASUALTY INSURERS
   1,600   Swiss Re (Registered Shares)............     3,202,675
                                                     ------------
           TOTAL SWITZERLAND.......................    20,277,738
                                                     ------------
           UNITED KINGDOM (11.2%)
           AEROSPACE & DEFENSE
 550,000   BAE Systems PLC.........................     2,647,881
                                                     ------------
           AIRLINES
 495,000   British Airways PLC.....................     2,407,589
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                  VALUE

-----------------------------------------------------------------

           APPAREL/FOOTWEAR RETAIL
 225,000   Next PLC................................  $  2,958,586
                                                     ------------
           BEVERAGES: ALCOHOLIC
 240,000   Diageo PLC..............................     2,646,821
                                                     ------------
           CONSTRUCTION MATERIALS
 365,000   Hanson PLC..............................     2,701,645
                                                     ------------
           ELECTRIC UTILITIES
 275,000   PowerGen PLC............................     2,795,634
 285,000   United Utilities PLC....................     2,713,946
                                                     ------------
                                                        5,509,580
                                                     ------------
           ELECTRONIC COMPONENTS
 850,000   Cookson Group PLC.......................     1,562,359
                                                     ------------
           FINANCIAL CONGLOMERATES
 150,000   HSBC Holdings PLC.......................     1,769,163
                                                     ------------
           HOTELS/RESORTS/CRUISELINES
 250,000   Bass PLC................................     2,626,319
                                                     ------------
           MAJOR BANKS
 120,000   Royal Bank of Scotland Group PLC........     2,658,697
                                                     ------------
           MOVIES/ENTERTAINMENT
 850,000   Rank Group PLC..........................     2,595,920
                                                     ------------
           STEEL
2,450,000  Corus Group PLC.........................     2,104,413
                                                     ------------
           TOBACCO
 325,000   British American Tobacco PLC............     2,481,395
                                                     ------------
           WATER UTILITIES
 235,000   Severn Trent PLC........................     2,475,385
                                                     ------------
           TOTAL UNITED KINGDOM....................    37,145,753
                                                     ------------
           UNITED STATES (33.1%)
           ALUMINUM
  82,000   Alcoa, Inc..............................     3,230,800
                                                     ------------
           AUTO PARTS: O.E.M.
  10,474   Visteon Corp............................       192,512
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED
 100,000   Dow Chemical Co.........................     3,325,000
                                                     ------------

NUMBER OF
SHARES                                                  VALUE

-----------------------------------------------------------------

           COMPUTER PROCESSING HARDWARE
 220,000   Compaq Computer Corp....................  $  3,407,800
 115,000   Hewlett-Packard Co......................     3,289,000
  32,000   International Business Machines Corp....     3,616,000
                                                     ------------
                                                       10,312,800
                                                     ------------
           DEPARTMENT STORES
  82,000   Sears, Roebuck & Co.....................     3,469,420
                                                     ------------
           DISCOUNT STORES
 100,000   Target Corp.............................     3,460,000
                                                     ------------
           ELECTRIC UTILITIES
  55,000   FPL Group, Inc..........................     3,311,550
 105,000   GPU, Inc................................     3,690,750
                                                     ------------
                                                        7,002,300
                                                     ------------
           ENGINEERING & CONSTRUCTION
  65,000   Fluor Corp..............................     2,934,750
                                                     ------------
           FINANCIAL CONGLOMERATES
  66,006   Citigroup, Inc..........................     3,487,757
                                                     ------------
           FOOD RETAIL
 110,000   Albertson's, Inc........................     3,298,900
                                                     ------------
           INDUSTRIAL CONGLOMERATES
  85,000   Honeywell International, Inc............     2,974,150
  30,000   Minnesota Mining & Manufacturing Co.....     3,423,000
                                                     ------------
                                                        6,397,150
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES
  55,000   Electronic Data Systems Corp............     3,437,500
                                                     ------------
           INTEGRATED OIL
  36,000   Chevron Corp............................     3,258,000
                                                     ------------
           MAJOR BANKS
  57,000   Bank of America Corp....................     3,421,710
 135,000   KeyCorp.................................     3,516,750
                                                     ------------
                                                        6,938,460
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                  VALUE

-----------------------------------------------------------------

           MAJOR TELECOMMUNICATIONS
  75,000   SBC Communications, Inc.................  $  3,004,500
 140,000   Sprint Corp. (FON Group)................     2,990,400
  62,000   Verizon Communications Inc..............     3,317,000
                                                     ------------
                                                        9,311,900
                                                     ------------
           MOTOR VEHICLES
 125,854   Ford Motor Co...........................     3,089,716
                                                     ------------
           OIL REFINING/MARKETING
  90,000   Ashland, Inc............................     3,609,000
 115,000   USX-Marathon Group......................     3,393,650
                                                     ------------
                                                        7,002,650
                                                     ------------
           OTHER METALS/MINERALS
  77,000   Phelps Dodge Corp.......................     3,195,500
                                                     ------------
           PACKAGED SOFTWARE
 105,000   Computer Associates International,
            Inc....................................     3,780,000
                                                     ------------
           PHARMACEUTICALS: MAJOR
  55,000   Bristol-Myers Squibb Co.................     2,876,500
                                                     ------------
           PULP & PAPER
  90,000   International Paper Co..................     3,213,000
                                                     ------------
           RECREATIONAL PRODUCTS
  75,000   Eastman Kodak Co........................     3,501,000
                                                     ------------
           SAVINGS BANKS
  88,000   Washington Mutual, Inc..................     3,304,400
                                                     ------------
           SEMICONDUCTORS
 115,000   Intel Corp..............................     3,363,750
                                                     ------------
           TOBACCO
  70,000   Philip Morris Companies, Inc............     3,552,500
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY
  83,000   Deere & Co..............................     3,141,550
                                                     ------------
           TOTAL UNITED STATES.....................   110,077,815
                                                     ------------
           TOTAL COMMON STOCKS AND WARRANTS
            (COST $305,603,495)....................   317,392,071
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (A) (4.1%)
           U.S. GOVERNMENT AGENCY
$ 13,800   Federal National Mortgage Assoc. 3.94%
            due 07/02/01
            (COST $13,798,490).....................  $ 13,798,490
                                                     ------------

  TOTAL INVESTMENTS
   (COST $319,401,985)(B).................    99.6%  331,190,561
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.4     1,269,394
                                            ------  ------------

  NET ASSETS..............................   100.0% $332,459,955
                                            ======  ============

---------------------------------------------------

   *    NON-INCOME PRODUCING SECURITY.
   (A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $43,474,501 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $31,685,925, RESULTING IN NET UNREALIZED APPRECIATION OF $11,788,576.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth SUMMARY OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------
Aerospace & Defense.....................  $  2,647,881        0.8%
Airlines................................     4,065,484        1.2
Aluminum................................     5,338,219        1.6
Apparel/Footwear........................     2,555,519        0.8
Apparel/Footwear Retail.................     2,958,586        0.9
Auto Parts: O.E.M.......................       192,512        0.1
Automotive Aftermarket..................     2,222,992        0.7
Beverages: Alcoholic....................     4,942,805        1.5
Chemicals: Agricultural.................       131,652        0.0
Chemicals: Major Diversified............     8,424,650        2.5
Chemicals: Specialty....................     2,619,509        0.8
Computer Processing Hardware............    10,312,800        3.1
Construction Materials..................     5,276,539        1.6
Containers/Packaging....................     5,105,137        1.5
Department Stores.......................     5,705,534        1.7
Discount Stores.........................     3,460,000        1.0
Electric Utilities......................    17,347,552        5.2
Electrical Products.....................     2,022,521        0.6
Electronic Components...................     3,052,461        0.9
Electronic Equipment/ Instruments.......     7,613,053        2.3
Electronics/Appliances..................     6,708,712        2.0
Engineering & Construction..............     5,287,301        1.6
Finance/Rental/Leasing..................     2,206,059        0.7
Financial Conglomerates.................    12,658,785        3.8
Financial Publishing/Services...........     2,833,021        0.9
Food Retail.............................     3,298,900        1.0
Food: Major Diversified.................     6,177,287        1.9
Hotels/Resorts/Cruiselines..............     2,626,319        0.8
Industrial Conglomerates................    13,368,909        4.0
Industrial Machinery....................     2,319,488        0.7
Information Technology Services.........     5,448,977        1.6
Integrated Oil..........................     3,258,000        1.0
Major Banks.............................    37,452,779       11.3
Major Telecommunications................    17,108,219        5.1
                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Miscellaneous Manufacturing.............  $  2,169,879        0.7%
Motor Vehicles..........................     9,930,095        3.0
Movies/Entertainment....................     2,595,920        0.8
Multi-Line Insurance....................     2,512,434        0.8
Oil & Gas Pipelines.....................     2,176,918        0.7
Oil & Gas Production....................     2,400,619        0.7
Oil Refining/Marketing..................    12,299,453        3.7
Other Consumer Specialties..............     3,332,405        1.0
Other Metals/Minerals...................     3,195,500        1.0
Packaged Software.......................     3,780,000        1.1
Pharmaceuticals: Major..................     8,094,132        2.4
Pharmaceuticals: Other..................     1,691,512        0.5
Property - Casualty Insurers............     3,202,675        1.0
Pulp & Paper............................     3,213,000        1.0
Real Estate Development.................     4,077,888        1.2
Recreational Products...................     5,684,217        1.7
Regional Banks..........................     1,998,526        0.6
Savings Banks...........................     3,304,400        1.0
Semiconductors..........................     3,363,750        1.0
Steel...................................     2,104,413        0.6
Telecommunication Equipment.............     1,819,932        0.5
Tobacco.................................     8,239,553        2.5
Trucks/Construction/Farm Machinery......     3,141,550        0.9
U.S. Government Agency..................    13,798,490        4.1
Water Utilities.........................     2,475,385        0.7
Wireless Communications.................     3,839,753        1.2
                                          ------------   --------
                                          $331,190,561       99.6%
                                          ============   ========

                                                        PERCENT OF
TYPE OF INVESTMENT                           VALUE      NET ASSETS

------------------------------------------------------------------
Common Stocks...........................  $317,348,221       95.5%
Short-Term Investment...................    13,798,490        4.1
Warrants................................        43,850        0.0
                                          ------------   --------
                                          $331,190,561       99.6%
                                          ============   ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (97.0%)
           FINLAND (3.2%)
           TELECOMMUNICATION EQUIPMENT
 576,480   Nokia Oyj...............................  $ 13,114,428
                                                     ------------
           FRANCE (14.9%)
           ADVERTISING/MARKETING SERVICES
 142,100   JC Decaux S.A.*.........................     1,907,954
                                                     ------------
           ELECTRONICS/APPLIANCES
  43,082   Thomson Multimedia*.....................     1,391,221
                                                     ------------
           FOOD RETAIL
  48,300   Carrefour S.A...........................     2,565,334
                                                     ------------
           MAJOR BANKS
  94,820   BNP Paribas S.A.........................     8,283,422
                                                     ------------
           MULTI-LINE INSURANCE
 408,184   AXA.....................................    11,672,336
                                                     ------------
           OIL REFINING/MARKETING
  37,712   TotalFinaElf S.A........................     5,300,682
                                                     ------------
           PHARMACEUTICALS: MAJOR
 212,456   Aventis S.A.............................    17,025,404
  34,820   Sanofi-Synthelabo S.A...................     2,293,228
                                                     ------------
                                                       19,318,632
                                                     ------------
           SEMICONDUCTORS
 180,740   STMicroelectronics NV...................     6,297,307
                                                     ------------
           WATER UTILITIES
  85,800   Vivendi Environnement...................     3,624,497
                                                     ------------
           TOTAL FRANCE............................    60,361,385
                                                     ------------
           GERMANY (3.4%)
           CHEMICALS: MAJOR DIVERSIFIED
 129,136   Bayer AG................................     5,048,030
                                                     ------------
           MAJOR BANKS
  58,530   Deutsche Bank AG (Registered Shares)....     4,197,954
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MAJOR TELECOMMUNICATIONS
 202,700   Deutsche Telekom AG.....................  $  4,592,304
                                                     ------------
           TOTAL GERMANY...........................    13,838,288
                                                     ------------
           GREECE (0.9%)
           MAJOR BANKS
 125,920   National Bank of Greece S.A.............     3,743,098
                                                     ------------
           ITALY (8.1%)
           CONSUMER SUNDRIES
 282,482   Luxottica Group SpA (ADR) (Italy).......     4,519,712
                                                     ------------
           INTEGRATED OIL
 660,190   ENI SpA.................................     8,078,824
                                                     ------------
           MAJOR BANKS
2,274,100  Banca Intesa SpA........................     8,058,651
1,604,820  Unicredito Italiano SpA.................     6,914,345
                                                     ------------
                                                       14,972,996
                                                     ------------
           MAJOR TELECOMMUNICATIONS
 563,260   Telecom Italia SpA......................     5,073,778
                                                     ------------
           TOTAL ITALY.............................    32,645,310
                                                     ------------
           NETHERLANDS (13.3%)
           APPAREL/FOOTWEAR
  70,660   Gucci Group NV..........................     5,845,563
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
 398,405   Koninklijke (Royal) Philips Electronics
            NV.....................................    10,600,457
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT
 122,040   ASML Holding NV*........................     2,747,267
                                                     ------------
           FINANCIAL CONGLOMERATES
 282,270   Fortis (NL) NV..........................     6,889,154
  99,700   ING Groep NV............................     6,540,775
                                                     ------------
                                                       13,429,929
                                                     ------------
           FOOD RETAIL
 293,113   Koninklijke Ahold NV....................     9,216,235
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INTEGRATED OIL
 155,230   Royal Dutch Petroleum Co................  $  8,967,544
                                                     ------------
           PERSONNEL SERVICES
 320,400   Vedior NV...............................     2,913,352
                                                     ------------
           TOTAL NETHERLANDS.......................    53,720,347
                                                     ------------
           PORTUGAL (0.3%)
           MAJOR TELECOMMUNICATIONS
 194,000   Portugal Telecom, S.A. (Registered
            Shares)................................     1,358,456
                                                     ------------
           SPAIN (2.7%)
           MAJOR TELECOMMUNICATIONS
 413,652   Telefonica S.A. *.......................     5,118,153
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES
 942,500   Amadeus Global Travel Distribution S.A.
            (A Shares).............................     5,726,696
                                                     ------------
           TOTAL SPAIN.............................    10,844,849
                                                     ------------
           SWEDEN (4.5%)
           INDUSTRIAL MACHINERY
 490,191   Assa Abloy AB (Series B)................     7,020,142
                                                     ------------
           MAJOR BANKS
 249,200   Svenska Handelsbanken AB (A Shares).....     3,568,853
                                                     ------------
           REGIONAL BANKS
1,305,170  Nordea AB...............................     7,452,619
                                                     ------------
           TOTAL SWEDEN............................    18,041,614
                                                     ------------
           SWITZERLAND (9.0%)
           CHEMICALS: AGRICULTURAL
  90,928   Syngenta AG*............................     4,788,351
                                                     ------------
           ELECTRICAL PRODUCTS
  15,240   Kaba Holding AG (Registered B Shares)...     3,014,879
                                                     ------------
           FOOD: MAJOR DIVERSIFIED
  63,120   Nestle S.A. (Registered Shares).........    13,436,523
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MAJOR BANKS
  14,120   UBS AG (Registered Shares)..............  $  2,026,135
                                                     ------------
           OTHER CONSUMER SPECIALTIES
   2,609   Compagnie Financiere Richemont AG
            (Series A).............................     6,687,880
                                                     ------------
           PHARMACEUTICALS: MAJOR
 120,020   Novartis AG (Registered Shares).........     4,350,683
  28,000   Roche Holdings AG.......................     2,020,618
                                                     ------------
                                                        6,371,301
                                                     ------------
           TOTAL SWITZERLAND.......................    36,325,069
                                                     ------------
           UNITED KINGDOM (36.7%)
           ADVERTISING/MARKETING SERVICES
 647,990   WPP Group PLC...........................     6,413,351
                                                     ------------
           BEVERAGES: ALCOHOLIC
 851,870   Allied Domecq PLC.......................     5,338,764
 705,870   Diageo PLC..............................     7,784,631
                                                     ------------
                                                       13,123,395
                                                     ------------
           CATALOG/SPECIALTY DISTRIBUTION
 540,400   Great Universal Stores PLC..............     4,649,375
                                                     ------------
           FINANCIAL CONGLOMERATES
 564,400   Lloyds TSB Group PLC....................     5,677,807
                                                     ------------
           FOOD RETAIL
1,466,244  Tesco PLC...............................     5,317,559
                                                     ------------
           FOOD: SPECIALTY/CANDY
1,159,300  Cadbury Schweppes PLC...................     7,859,649
                                                     ------------
           GAS DISTRIBUTORS
1,644,376  Lattice Group PLC.......................     3,690,911
                                                     ------------
           INTEGRATED OIL
1,154,960  BP PLC..................................     9,544,873
                                                     ------------
           INVESTMENT MANAGERS
 195,500   Amvescap PLC............................     3,413,756
                                                     ------------
           MAJOR BANKS
 313,660   Barclays PLC............................     9,667,948
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MAJOR TELECOMMUNICATIONS
1,124,550  British Telecommunications PLC..........  $  7,107,306
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES
2,754,200  Rentokil Initial PLC....................     9,384,934
                                                     ------------
           PHARMACEUTICALS: MAJOR
 102,534   AstraZeneca PLC.........................     4,749,917
 859,061   GlaxoSmithKline PLC.....................    24,292,527
                                                     ------------
                                                       29,042,444
                                                     ------------
           PUBLISHING: BOOKS/ MAGAZINES
1,135,401  Reed International PLC..................    10,113,664
                                                     ------------
           REGIONAL BANKS
 954,210   Egg PLC*................................     2,138,415
                                                     ------------
           RESTAURANTS
 281,671   Compass Group PLC.......................     2,266,069
                                                     ------------
           WIRELESS COMMUNICATIONS
8,463,653  Vodafone Group PLC......................    18,847,645
                                                     ------------
           TOTAL UNITED KINGDOM....................   148,259,101
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $376,133,728)....................   392,251,945
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (A) (2.7%)
           U.S. GOVERNMENT AGENCY
$ 11,000   Federal Home Loan Mortgage Corp. 3.75%
            due 07/02/01
            (COST $10,998,854).....................  $ 10,998,854
                                                     ------------

  TOTAL INVESTMENTS
   (COST $387,132,582)(B).................    99.7%  403,250,799
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.3       959,916
                                            ------  ------------

  NET ASSETS..............................   100.0% $404,210,715
                                            ======  ============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
     *  NON-INCOME PRODUCING SECURITY.
   (A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $42,151,711 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $26,033,494, RESULTING IN NET UNREALIZED APPRECIATION OF $16,118,217.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2001:
                                                                                                      UNREALIZED
      CONTRACTS                         IN EXCHANGE                     DELIVERY                    APPRECIATION/
     TO DELIVER                             FOR                           DATE                      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
    EUR  3,497,122                     $    2,972,554                  07/02/2001                      $    699
    EUR  8,578,351                     CHF 13,100,000                  07/03/2001                        11,207
    CHF  7,600,000                      EUR 4,986,549                  07/03/2001                         1,823
    CHF  5,500,000                      EUR 3,616,993                  07/03/2001                         8,377
    GBP  6,000,000                      EUR 9,870,694                  07/03/2001                       (94,742)
    SEK 45,000,000                      EUR 4,988,355                  07/03/2001                        94,570
    SEK 22,000,000                      EUR 2,383,170                  07/03/2001                          (994)
    GBP  1,500,000                      EUR 2,496,463                  07/03/2001                           778
    SEK 27,000,000                      EUR 2,980,396                  07/03/2001                        46,021
    GBP  2,900,000                      EUR 4,726,129                  07/03/2001                       (83,781)
    EUR 10,202,310                     SEK 94,000,000                  07/03/2001                       (12,467)
    EUR 17,284,361                     GBP 10,400,000                  07/03/2001                        15,382
    GBP 10,400,000                     EUR 17,275,030                  08/02/2001                       (15,841)
    SEK 94,000,000                     EUR 10,204,082                  08/02/2001                        12,444
                                                                                                       --------
      Net unrealized depreciation.................................................                     $(16,524)
                                                                                                       ========

CURRENCY ABBREVIATIONS:

GBP  British Pound.
EUR  Euro.
SEK  Swedish Krona.
CHF  Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
SUMMARY OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------
Advertising/Marketing Services..........  $  8,321,305        2.1%
Apparel/Footwear........................     5,845,563        1.4
Beverages: Alcoholic....................    13,123,395        3.3
Catalog/Specialty Distribution..........     4,649,375        1.2
Chemicals: Agricultural.................     4,788,351        1.2
Chemicals: Major Diversified............     5,048,030        1.2
Consumer Sundries.......................     4,519,712        1.1
Electrical Products.....................     3,014,879        0.7
Electronic Equipment/Instruments........    10,600,457        2.6
Electronic Production Equipment.........     2,747,267        0.7
Electronics/Appliances..................     1,391,221        0.3
Financial Conglomerates.................    19,107,735        4.7
Food Retail.............................    17,099,128        4.2
Food: Major Diversified.................    13,436,523        3.3
Food: Specialty/Candy...................     7,859,649        1.9
Gas Distributors........................     3,690,911        0.9
Industrial Machinery....................     7,020,142        1.7
Integrated Oil..........................    26,591,242        6.6
Investment Managers.....................     3,413,756        0.8
Major Banks.............................    46,460,406       11.5
Major Telecommunications................    23,249,997        5.8
Miscellaneous Commercial Services.......    15,111,630        3.7
Multi-Line Insurance....................    11,672,336        3.0
Oil Refining/Marketing..................     5,300,682        1.3
Other Consumer Specialties..............     6,687,880        1.7
Personnel Services......................     2,913,352        0.7
Pharmaceuticals: Major..................    54,732,377       13.5
Publishing: Books/Magazines.............    10,113,664        2.5
Regional Banks..........................     9,591,034        2.4
Restaurants.............................     2,266,069        0.6
Semiconductors..........................     6,297,307        1.6
Telecommunication Equipment.............    13,114,428        3.2
U.S. Government Agency..................    10,998,854        2.7
Water Utilities.........................     3,624,497        0.9
Wireless Communications.................    18,847,645        4.7
                                          ------------   --------
                                          $403,250,799       99.7%
                                          ============   ========

                                                        PERCENT OF
TYPE OF INVESTMENT                           VALUE      NET ASSETS

------------------------------------------------------------------
Common Stocks...........................  $392,251,945       97.0%
Short-Term Investment...................    10,998,854        2.7
                                          ------------   --------
                                          $403,250,799       99.7%
                                          ============   ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

 NUMBER OF
  SHARES                                                  VALUE

-------------------------------------------------------------------

             COMMON AND PREFERRED STOCKS AND RIGHTS (92.0%)
             AUSTRALIA (7.9%)
             AIRLINES
    105,800  Qantas Airways Ltd......................  $    188,927
                                                       ------------
             BEVERAGES: ALCOHOLIC
     90,900  Foster's Brewing Group Ltd.*............       254,147
                                                       ------------
             ELECTRONIC EQUIPMENT/ INSTRUMENTS
     63,731  ERG Ltd.................................        46,822
                                                       ------------
             MAJOR BANKS
     10,800  Commonwealth Bank of Australia..........       188,172
     26,850  National Australia Bank Ltd.............       480,173
     43,850  Westpac Banking Corp., Ltd..............       323,458
                                                       ------------
                                                            991,803
                                                       ------------
             MAJOR TELECOMMUNICATIONS
    127,900  Telstra Corp. Ltd.......................       351,070
                                                       ------------
             MARINE SHIPPING
      7,631  Lang Corporation Ltd....................        42,819
                                                       ------------
             MEDIA CONGLOMERATES
     70,100  News Corp., Ltd. (The)..................       644,450
                                                       ------------
             MEDICAL/NURSING SERVICES
     16,950  Sonic Healthcare Ltd....................        68,405
                                                       ------------
             MISCELLANEOUS COMMERCIAL SERVICES
      8,000  Brambles Industries Ltd.................       195,917
                                                       ------------
             OTHER METALS/MINERALS
     45,662  BHP Billiton Ltd........................       242,053
     48,635  BHP Billiton Ltd........................       264,262
     28,650  Rio Tinto Ltd...........................       499,032
                                                       ------------
                                                          1,005,347
                                                       ------------
             PHARMACEUTICALS: OTHER
      9,650  CSL Ltd.................................       234,848
                                                       ------------
             PRECIOUS METALS
    145,400  Normandy Mining Ltd.....................        91,987
                                                       ------------

 NUMBER OF
  SHARES                                                  VALUE

-------------------------------------------------------------------

             REAL ESTATE DEVELOPMENT
     14,850  Lend Lease Corp., Ltd...................  $     95,085
                                                       ------------
             TOTAL AUSTRALIA.........................     4,211,627
                                                       ------------
             CHINA (0.7%)
             AIRLINES
    140,000  China Southern Airlines Co., Ltd.
              (Class H)*.............................        43,524
                                                       ------------
             MAJOR TELECOMMUNICATIONS
     86,000  China Unicom Ltd.*......................       149,392
                                                       ------------
             OIL & GAS PRODUCTION
    434,000  China Petroleum & Chemical Corp.
              (Class H)..............................        86,797
                                                       ------------
             PACKAGED SOFTWARE
     89,000  Travelsky Technology Ltd................        90,137
                                                       ------------
             TOTAL CHINA.............................       369,850
                                                       ------------
             HONG KONG (11.8%)
             AIRLINES
     35,000  Cathay Pacific Airways, Ltd.............        47,114
                                                       ------------
             APPAREL/FOOTWEAR
     83,000  Esprit Holdings Ltd.....................        90,977
     92,000  Giordano International Ltd..............        47,473
                                                       ------------
                                                            138,450
                                                       ------------
             BROADCASTING
     35,000  Television Broadcasts Ltd...............       147,174
                                                       ------------
             COAL
    206,000  Yanzhou Coal Mining Co., Ltd.
              (Class H)..............................        95,073
                                                       ------------
             COMPUTER PROCESSING HARDWARE
    153,000  Legend Holdings Ltd.....................        84,833
                                                       ------------
             ELECTRIC UTILITIES
     22,000  CLP Holdings Ltd........................        92,227
                                                       ------------
             ENGINEERING & CONSTRUCTION
     79,000  New World Development Co., Ltd..........        96,214
                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

-------------------------------------------------------------------

             FOOD DISTRIBUTORS
     48,000  China Resources Enterprise Ltd..........  $     80,920
                                                       ------------
             GAS DISTRIBUTORS
    174,220  Hong Kong & China Gas Co., Ltd..........       217,767
                                                       ------------
             INDUSTRIAL CONGLOMERATES
    108,900  Hutchison Whampoa Ltd...................     1,099,429
     68,700  Swire Pacific Ltd. (Class A)............       355,817
                                                       ------------
                                                          1,455,246
                                                       ------------
             INDUSTRIAL SPECIALTIES
    139,000  China Merchants Holdings International
              Co., Ltd...............................       103,355
                                                       ------------
             INVESTMENT BANKS/BROKERS
     28,000  Hong Kong Exchanges & Clearing Ltd......        49,896
                                                       ------------
             MAJOR BANKS
     25,100  Hang Seng Bank Ltd......................       257,426
                                                       ------------
             MISCELLANEOUS COMMERCIAL SERVICES
     53,000  Cosco Pacific Ltd.......................        34,992
    138,000  Greencool Technology Holdings Ltd.......        54,844
                                                       ------------
                                                             89,836
                                                       ------------
             MISCELLANEOUS MANUFACTURING
    157,400  Johnson Electric Holdings Ltd...........       213,894
                                                       ------------
             MOTOR VEHICLES
    172,000  Brilliance China Automotive Holdings
              Ltd....................................        41,896
    224,500  Denway Motors Ltd.*.....................        80,587
                                                       ------------
                                                            122,483
                                                       ------------
             OIL & GAS PRODUCTION
    223,000  CNOOC Ltd.*.............................       212,985
                                                       ------------
             REAL ESTATE DEVELOPMENT
     45,000  Amoy Properties, Ltd....................        51,921
     53,000  Cheung Kong (Holdings) Ltd..............       577,542

 NUMBER OF
  SHARES                                                  VALUE

-------------------------------------------------------------------

     16,000  Henderson Land Development Co., Ltd.....  $     70,766
     47,000  Hong Kong Land Holdings Ltd.............        84,600
    108,000  Sino Land Co., Ltd......................        44,998
     46,100  Sun Hung Kai Properties Ltd.............       415,180
     13,000  Wharf (Holdings) Ltd. (The).............        26,999
                                                       ------------
                                                          1,272,006
                                                       ------------
             REGIONAL BANKS
     16,000  Bank of East Asia Ltd...................        37,127
                                                       ------------
             SPECIALTY TELECOMMUNICATIONS
     52,500  Asia Satellite Telecommunications
              Holdings Ltd...........................        90,862
                                                       ------------
             WHOLESALE DISTRIBUTORS
     42,000  Citic Pacific Ltd.......................       130,033
    155,600  Li & Fung Ltd...........................       255,334
                                                       ------------
                                                            385,367
                                                       ------------
             WIRELESS COMMUNICATIONS
    184,200  China Mobile Ltd.*......................       970,555
     17,500  SmarTone Telecommunications Holdings
              Ltd....................................        19,967
                                                       ------------
                                                            990,522
                                                       ------------
             TOTAL HONG KONG.........................     6,280,777
                                                       ------------
             INDIA (2.5%)
             ELECTRICAL PRODUCTS
     19,200  Bharat Heavy Electricals Ltd............        71,924
     30,500  Sterlite Industries Ltd.*...............        66,389
                                                       ------------
                                                            138,313
                                                       ------------
             INFORMATION TECHNOLOGY SERVICES
     15,000  Digital Equipment Ltd...................       158,680
      4,700  HCL Technologies Ltd....................        29,259

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

-------------------------------------------------------------------

      3,200  Infosys Technologies Ltd................  $    255,602
      9,600  SSI Limited.............................        62,464
                                                       ------------
                                                            506,005
                                                       ------------
             MAJOR TELECOMMUNICATIONS
     20,170  Videsh Sanchar Nigam Ltd................       136,915
                                                       ------------
             MOTOR VEHICLES
     17,500  Hero Honda Motors Ltd...................        53,719
                                                       ------------
             OIL REFINING/MARKETING
      7,800  Bharat Petroleum Corp., Ltd.............        31,124
      8,000  Hindustan Petroleum Corp., Ltd..........        26,859
                                                       ------------
                                                             57,983
                                                       ------------
             PHARMACEUTICALS: GENERIC DRUGS
      4,550  Dr. Reddy's Laboratories Ltd............       155,588
                                                       ------------
             PHARMACEUTICALS: OTHER
      1,400  Cipla Ltd.*.............................        33,991
                                                       ------------
             SPECIALTY TELECOMMUNICATIONS
     29,700  Mahanagar Telephone Nigam Ltd...........        79,627
                                                       ------------
             TELECOMMUNICATION EQUIPMENT
     10,100  Sterlite Optical Technologies Ltd.*.....        72,753
                                                       ------------
             TOBACCO
      5,000  ITC Ltd.................................        80,160
                                                       ------------
             TOTAL INDIA.............................     1,315,054
                                                       ------------
             INDONESIA (0.0%)
             INVESTMENT TRUSTS/MUTUAL FUNDS
    500,000  Batavia Investment Fund Ltd.*...........             -
                                                       ------------
             JAPAN (51.6%)
             AUTO PARTS: O.E.M.
     30,000  NIFCO Inc...............................       309,930
                                                       ------------

 NUMBER OF
  SHARES                                                  VALUE

-------------------------------------------------------------------

             BUILDING PRODUCTS
     65,000  Sanwa Shutter Corp......................  $    181,815
                                                       ------------
             CHEMICALS: SPECIALTY
    116,000  Daicel Chemical Industries Ltd..........       405,354
     90,000  Denki Kagaku Kogyo Kabushiki Kaisha.....       305,121
     74,000  Kaneka Corp.............................       669,600
    106,000  Mitsubishi Chemical Corp................       283,754
     58,000  Shin-Etsu Polymer Co., Ltd..............       279,843
                                                       ------------
                                                          1,943,672
                                                       ------------
             COMMERCIAL PRINTING/FORMS
     38,000  Dai Nippon Printing Co., Ltd............       463,541
     14,000  Nissha Printing Co., Ltd................       100,537
                                                       ------------
                                                            564,078
                                                       ------------
             COMPUTER PERIPHERALS
     31,000  Mitsumi Electric Co., Ltd...............       577,663
                                                       ------------
             COMPUTER PROCESSING HARDWARE
     63,000  Fujitsu Ltd.............................       661,457
                                                       ------------
             ELECTRIC UTILITIES
     13,000  Tokyo Electric Power Co.................       336,539
                                                       ------------
             ELECTRICAL PRODUCTS
     39,000  Furukawa Electric Co....................       311,012
                                                       ------------
             ELECTRONIC COMPONENTS
     11,000  TDK Corp................................       512,223
                                                       ------------
             ELECTRONIC DISTRIBUTORS
     19,000  Ryosan Co., Ltd.........................       281,109
                                                       ------------
             ELECTRONIC EQUIPMENT/ INSTRUMENTS
     21,000  Canon, Inc..............................       848,281
      8,500  Kyocera Corp............................       749,379
     49,000  Matsushita Electric Industrial Co.,
              Ltd....................................       766,595
     50,000  NEC Corp................................       675,242
     41,000  Ricoh Co., Ltd..........................       883,946
    141,000  Toshiba Corp............................       744,722
                                                       ------------
                                                          4,668,165
                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

-------------------------------------------------------------------

             ELECTRONICS/APPLIANCES
      9,400  Aiwa Co., Ltd...........................  $     47,463
      9,400  Aiwa Co., Ltd. (Rights).................         8,287
     59,000  Casio Computer Co., Ltd.................       342,831
     13,900  Rinnai Corp.............................       270,714
     13,000  Sony Corp...............................       854,372
                                                       ------------
                                                          1,523,667
                                                       ------------
             FINANCE/RENTAL/LEASING
     29,700  Hitachi Capital Corp....................       711,734
                                                       ------------
             FOOD RETAIL
     17,000  FamilyMart Co., Ltd.....................       277,270
                                                       ------------
             FOOD: MEAT/FISH/DAIRY
     23,000  Nippon Meat Packers, Inc................       278,537
                                                       ------------
             FOOD: SPECIALTY/CANDY
     18,000  House Foods Corp........................       196,922
                                                       ------------
             HOME BUILDING
     60,000  Sekisui Chemical Co., Ltd...............       248,137
     49,000  Sekisui House Ltd.......................       415,893
                                                       ------------
                                                            664,030
                                                       ------------
             HOME FURNISHINGS
      6,000  Sangetsu Co., Ltd.......................        88,868
                                                       ------------
             INDUSTRIAL CONGLOMERATES
     87,000  Hitachi Ltd.............................       854,172
                                                       ------------
             INDUSTRIAL MACHINERY
     81,000  Amada Co., Ltd..........................       409,642
     80,000  Daifuku Co., Ltd........................       396,249
     34,000  Daikin Industries Ltd...................       629,478
     24,300  Fuji Machine Manufacturing Co., Ltd.....       445,023
     58,000  Minebea Co., Ltd........................       381,646
    105,000  Tsubakimoto Chain Co....................       339,144
                                                       ------------
                                                          2,601,182
                                                       ------------
             INDUSTRIAL SPECIALTIES
     30,000  Fujitec Co., Ltd........................       139,938
     30,000  Lintec Corp.............................       276,028
                                                       ------------
                                                            415,966
                                                       ------------

 NUMBER OF
  SHARES                                                  VALUE

-------------------------------------------------------------------

             MAJOR BANKS
         16  Mitsubishi Tokyo Financial Group,
              Inc....................................  $    133,365
                                                       ------------
             MAJOR TELECOMMUNICATIONS
        120  Nippon Telegraph & Telephone Corp.......       625,150
                                                       ------------
             MARINE SHIPPING
     18,000  Mitsubishi Logistics Corp...............       163,886
                                                       ------------
             METAL FABRICATIONS
    126,000  Mitsubishi Heavy Industries, Ltd........       574,609
                                                       ------------
             MISCELLANEOUS MANUFACTURING
     40,000  Kurita Water Industries Ltd.............       550,132
                                                       ------------
             MOTOR VEHICLES
    102,000  Nissan Motor Co., Ltd...................       703,871
     45,000  Suzuki Motor Corp.......................       598,702
     21,300  Toyota Motor Corp.......................       749,435
                                                       ------------
                                                          2,052,008
                                                       ------------
             PHARMACEUTICALS: MAJOR
     27,000  Sankyo Co., Ltd.........................       486,896
                                                       ------------
             PHARMACEUTICALS: OTHER
     17,000  Ono Pharmaceutical Co., Ltd.............       539,553
     20,000  Yamanouchi Pharmaceutical Co., Ltd......       561,032
                                                       ------------
                                                          1,100,585
                                                       ------------
             REAL ESTATE DEVELOPMENT
     42,000  Mitsubishi Estate Co., Ltd..............       386,102
                                                       ------------
             RECREATIONAL PRODUCTS
     19,000  Fuji Photo Film Co., Ltd................       819,267
      5,600  Nintendo Co., Ltd.......................     1,018,835
     38,000  Yamaha Corp.............................       382,832
                                                       ------------
                                                          2,220,934
                                                       ------------
             SEMICONDUCTORS
      3,500  Rohm Co. Ltd............................       543,640
                                                       ------------
             WHOLESALE DISTRIBUTORS
     30,000  Mitsubishi Corp.........................       241,645

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

-------------------------------------------------------------------

     36,000  Nagase & Co., Ltd.......................  $    174,561
     16,000  Nissei Sangyo Co., Ltd..................       212,231
                                                       ------------
                                                            628,437
                                                       ------------
             TOTAL JAPAN.............................    27,425,755
                                                       ------------
             MALAYSIA (0.8%)
             MAJOR BANKS
     84,000  Malayan Banking Berhad..................       227,654
                                                       ------------
             TOBACCO
     20,400  British American Tobacco (Malaysia)
              Berhad.................................       186,528
                                                       ------------
             TOTAL MALAYSIA..........................       414,182
                                                       ------------
             SINGAPORE (4.4%)
             AEROSPACE & DEFENSE
     68,000  Singapore Technologies Engineering
              Ltd....................................        96,184
                                                       ------------
             AIRLINES
     37,000  Singapore Airlines Ltd..................       255,592
                                                       ------------
             ELECTRONIC COMPONENTS
     33,600  Venture Manufacturing Ltd...............       222,895
                                                       ------------
             FINANCIAL CONGLOMERATES
     53,000  Keppel Corp., Ltd.......................       105,186
                                                       ------------
             MAJOR BANKS
     69,182  DBS Group Holdings Ltd..................       508,245
                                                       ------------
             MAJOR TELECOMMUNICATIONS
     74,000  Singapore Telecommunications Ltd........        77,083
                                                       ------------
             MARINE SHIPPING
    110,000  Sembcorp Logistics Ltd.*................       140,515
                                                       ------------
             MISCELLANEOUS COMMERCIAL SERVICES
     19,000  SIA Engineering Co......................        14,688
                                                       ------------
             MISCELLANEOUS MANUFACTURING
     44,000  Omni Industries Ltd.....................        97,456
                                                       ------------

 NUMBER OF
  SHARES                                                  VALUE

-------------------------------------------------------------------

             PUBLISHING: NEWSPAPERS
     17,019  Singapore Press Holdings Ltd............  $    186,612
                                                       ------------
             REAL ESTATE DEVELOPMENT
     53,000  Capitaland Ltd..........................        72,643
     25,400  City Developments Ltd...................        98,174
                                                       ------------
                                                            170,817
                                                       ------------
             REGIONAL BANKS
     37,086  Overseas - Chinese Banking Corp.,
              Ltd....................................       241,954
     29,544  Overseas Union Bank Ltd.................       153,065
     14,000  United Overseas Bank Ltd................        88,268
                                                       ------------
                                                            483,287
                                                       ------------
             TOTAL SINGAPORE.........................     2,358,560
                                                       ------------
             SOUTH KOREA (6.4%)
             ADVERTISING/MARKETING SERVICES
      1,010  Cheil Communications, Inc...............        87,590
                                                       ------------
             ELECTRIC UTILITIES
     10,060  Korea Electric Power Corp...............       186,840
                                                       ------------
             ELECTRONIC COMPONENTS
      1,466  Samsung Electro Mechanics Co., Ltd......        52,542
                                                       ------------
             ELECTRONICS/APPLIANCES
      7,890  Humax Co., Ltd..........................       115,655
                                                       ------------
             ENGINEERING & CONSTRUCTION
      7,380  LG Construction Co., Ltd................        61,170
                                                       ------------
             FOOD: SPECIALTY/CANDY
      2,240  Tong Yang Confectionery Corp............        38,164
                                                       ------------
             HOUSEHOLD/PERSONAL CARE
      2,410  LG Household & Health Care Ltd.*........        54,470
                                                       ------------
             INDUSTRIAL MACHINERY
     11,650  Hyundai Mobis...........................       125,173
                                                       ------------
             INVESTMENT BANKS/BROKERS
      3,270  Samsung Securities Co., Ltd.............        92,855
                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

-------------------------------------------------------------------

             MAJOR BANKS
     19,378  Kookmin Bank............................  $    259,514
                                                       ------------
             MAJOR TELECOMMUNICATIONS
        980  Korea Telecom Corp......................        39,110
      4,200  Korea Telecom Corp. (ADR)...............        92,316
                                                       ------------
                                                            131,426
                                                       ------------
             MOTOR VEHICLES
     14,910  Hyundai Motor Co., Ltd..................       323,832
                                                       ------------
             REGIONAL BANKS
      3,523  H&CB....................................        78,679
      9,100  Hana Bank...............................        66,347
      1,960  Kookmin Credit Card Co., Ltd............        55,656
     27,460  Shinhan Bank............................       281,344
                                                       ------------
                                                            482,026
                                                       ------------
             SEMICONDUCTORS
      4,447  Samsung Electronics Co., Ltd............       655,276
      1,220  Samsung Electronics Ltd. (Pref.)........        75,372
                                                       ------------
                                                            730,648
                                                       ------------
             STEEL
      3,190  Pohang Iron & Steel Co., Ltd............       254,612
                                                       ------------
             WIRELESS COMMUNICATIONS
      2,010  KT Freetel*.............................        57,847
      2,540  SK Telecom Co., Ltd.....................       373,300
                                                       ------------
                                                            431,147
                                                       ------------
             TOTAL SOUTH KOREA.......................     3,427,664
                                                       ------------
             TAIWAN (5.7%)
             CHEMICALS: SPECIALTY
     21,000  Nan Ya Plastic Corp.....................        21,195
                                                       ------------
             COMPUTER COMMUNICATIONS
      5,200  Ambit Microsystems Corp.................        21,717
                                                       ------------
             COMPUTER PERIPHERALS
     47,000  Hon Hai Precison Industry Co., Ltd......       246,723
                                                       ------------

 NUMBER OF
  SHARES                                                  VALUE

-------------------------------------------------------------------

             COMPUTER PROCESSING HARDWARE
     47,500  Asustek Computer, Inc...................  $    200,442
     66,000  Compal Electronics, Inc.................        70,824
     20,000  Quanta Computer Inc.....................        67,865
                                                       ------------
                                                            339,131
                                                       ------------
             ELECTRONIC EQUIPMENT/ INSTRUMENTS
     54,000  Delta Electronics, Inc..................       133,121
                                                       ------------
             ELECTRONIC PRODUCTION EQUIPMENT
      5,660  ASE Test Ltd. *.........................        72,391
                                                       ------------
             FOOD RETAIL
     31,000  President Chain Store Corp..............        66,981
                                                       ------------
             FOOD: SPECIALTY/CANDY
    175,000  Uni-President Enterprises Corp..........        73,593
                                                       ------------
             LIFE/HEALTH INSURANCE
     45,000  Cathay Life Insurance Co., Ltd..........        54,162
                                                       ------------
             PROPERTY - CASUALTY INSURERS
     76,000  Fubon Insurance Co......................        62,819
                                                       ------------
             REGIONAL BANKS
    101,000  Bank Sinopac............................        46,575
    163,000  Chinatrust Commercial Bank..............       113,930
    100,000  Taipei Bank.............................        54,234
    167,000  Taishin International Bank*.............        76,041
                                                       ------------
                                                            290,780
                                                       ------------
             SEMICONDUCTORS
     16,000  Elan Microelectronics Corp..............        30,859
      6,000  Faraday Technology Corp.................        47,506
      7,500  Macronix International Co., Ltd.*.......         7,939
     60,690  Pro Mos Technologies Inc.*..............        46,116
      8,000  Realtek Semiconductor Corp..............        36,195
    227,000  Siliconware Precision Industries Co.*...       128,379
      7,000  SunPlus Technology Co...................        29,640

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

-------------------------------------------------------------------

    353,000  Taiwan Semiconductor Manufacturing Co.
              Ltd. *.................................  $    655,220
    263,000  United Microelectronics Corp.*..........       348,582
     96,600  Winbond Electronics Corp................        80,967
                                                       ------------
                                                          1,411,403
                                                       ------------
             STEEL
    182,000  China Steel Corp........................        90,789
                                                       ------------
             TEXTILES
     75,000  Far Eastern Textile Ltd.................        41,763
     85,320  Formosa Chemical & Fiber Corp...........        59,635
                                                       ------------
                                                            101,398
                                                       ------------
             WIRELESS COMMUNICATIONS
     42,607  Taiwan Cellular Corp.*..................        55,483
                                                       ------------
             TOTAL TAIWAN............................     3,041,686
                                                       ------------
             UNITED KINGDOM (0.1%)
             FINANCIAL CONGLOMERATES
      4,200  HSBC Holdings PLC.......................        49,536
                                                       ------------
             UNITED STATES (0.1%)
             MEDICAL SPECIALTIES
      9,600  ResMed Inc.*............................        50,831
                                                       ------------
             TOTAL COMMON AND PREFERRED STOCKS AND
              RIGHTS
              (COST $54,294,626).....................    48,945,522
                                                       ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                VALUE

-------------------------------------------------------------------

             SHORT-TERM INVESTMENT (A) (33.9%)
             U.S. GOVERNMENT AGENCY
$    18,000  Federal National Mortgage Assoc. 3.94%
              due 07/02/01
              (COST $17,998,030).....................  $ 17,998,030
                                                       ------------

  TOTAL INVESTMENTS
   (COST $72,292,656)(B)..................   125.9%   66,943,552
  LIABILITIES IN EXCESS OF OTHER ASSETS...   (25.9)  (13,760,185)
                                            ------  ------------

  NET ASSETS..............................   100.0% $ 53,183,367
                                            ======  ============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $3,187,532 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,536,636, RESULTING IN NET UNREALIZED DEPRECIATION OF $5,349,104.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2001:
                                                                                                  UNREALIZED
      CONTRACTS                        IN EXCHANGE                   DELIVERY                   APPRECIATION/
     TO DELIVER                            FOR                         DATE                     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
     $   16,231                        AUD 31,340                    07/02/01                       $(241)
     SGD 72,794                        $   39,931                    07/02/01                          22
     SGD 18,311                        $   10,047                    07/03/01                           8
                                                                                                    -----
      Net unrealized depreciation.............................................                      $(211)
                                                                                                    =====

CURRENCY ABBREVIATIONS:

AUD  Australian Dollar.
SGD  Singapore Dollar.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
SUMMARY OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------
Advertising/Marketing Services..........  $    87,590        0.2%
Aerospace & Defense.....................       96,184        0.2
Airlines................................      535,157        1.0
Apparel/Footwear........................      138,450        0.3
Auto Parts: O.E.M.......................      309,930        0.6
Beverages: Alcoholic....................      254,147        0.5
Broadcasting............................      147,174        0.3
Building Products.......................      181,815        0.3
Chemicals: Specialty....................    1,964,867        3.7
Coal....................................       95,073        0.2
Commercial Printing/ Forms..............      564,078        1.1
Computer Communications.................       21,717        0.0
Computer Peripherals....................      824,386        1.5
Computer Processing Hardware............    1,085,421        2.0
Electric Utilities......................      615,606        1.2
Electrical Products.....................      449,325        0.8
Electronic Components...................      787,660        1.5
Electronic Distributors.................      281,109        0.5
Electronic Equipment/ Instruments.......    4,848,108        9.1
Electronic Production Equipment.........       72,391        0.1
Electronics/Appliances..................    1,639,322        3.1
Engineering & Construction..............      157,384        0.3
Finance/Rental/Leasing..................      711,734        1.3
Financial Conglomerates.................      154,722        0.3
Food Distributors.......................       80,920        0.2
Food Retail.............................      344,251        0.6
Food: Meat/Fish/Dairy...................      278,537        0.5
Food: Specialty/Candy...................      308,679        0.6
Gas Distributors........................      217,767        0.4
Home Building...........................      664,030        1.2
Home Furnishings........................       88,868        0.2
Household/Personal Care.................       54,470        0.1
Industrial Conglomerates................    2,309,418        4.3
Industrial Machinery....................    2,726,355        5.1
Industrial Specialties..................      519,321        1.0
Information Technology Services.........      506,005        1.0
Investment Banks/Brokers................      142,751        0.3
Investment Trusts/Mutual Funds..........            -        0.0
Life/Health Insurance...................       54,162        0.1
                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------
Major Banks.............................  $ 2,378,007        4.5%
Major Telecommunications................    1,471,036        2.8
Marine Shipping.........................      347,220        0.7
Media Conglomerates.....................      644,450        1.2
Medical Specialties.....................       50,831        0.1
Medical/Nursing Services................       68,405        0.1
Metal Fabrications......................      574,609        1.1
Miscellaneous Commercial Services.......      300,441        0.6
Miscellaneous Manufacturing.............      861,482        1.6
Motor Vehicles..........................    2,552,042        4.8
Oil & Gas Production....................      299,782        0.6
Oil Refining/Marketing..................       57,983        0.1
Other Metals/Minerals...................    1,005,347        1.9
Packaged Software.......................       90,137        0.2
Pharmaceuticals: Generic Drugs..........      155,588        0.3
Pharmaceuticals: Major..................      486,896        0.9
Pharmaceuticals: Other..................    1,369,424        2.6
Precious Metals.........................       91,987        0.2
Property - Casualty Insurers............       62,819        0.1
Publishing: Newspapers..................      186,612        0.4
Real Estate Development.................    1,924,010        3.6
Recreational Products...................    2,220,934        4.2
Regional Banks..........................    1,293,220        2.4
Semiconductors..........................    2,685,691        5.0
Specialty Telecommunications............      170,489        0.3
Steel...................................      345,401        0.6
Telecommunication Equipment.............       72,753        0.1
Textiles................................      101,398        0.2
Tobacco.................................      266,688        0.5
U.S. Government Agency..................   17,998,030       33.9
Wholesale Distributors..................    1,013,804        1.9
Wireless Communications.................    1,477,152        2.7
                                          -----------   --------
                                          $66,943,552      125.9%
                                          ===========   ========

                                                       PERCENT OF
TYPE OF INVESTMENT                           VALUE     NET ASSETS

-----------------------------------------------------------------
Common Stocks...........................  $48,861,862       91.9%
Preferred Stocks........................       75,372        0.1
Rights..................................        8,288        0.0
Short-Term Investment...................   17,998,030       33.9
                                          -----------   --------
                                          $66,943,552      125.9%
                                          ===========   ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           COMMON STOCKS (93.1%)
           ADVERTISING/MARKETING SERVICES (1.5%)
 175,000   Lamar Advertising Co.*..................  $    7,700,000
 223,500   TMP Worldwide, Inc.*....................      13,211,085
                                                     --------------
                                                         20,911,085
                                                     --------------
           AEROSPACE & DEFENSE (1.0%)
  91,000   General Dynamics Corp...................       7,080,710
 195,000   Lockheed Martin Corp....................       7,224,750
                                                     --------------
                                                         14,305,460
                                                     --------------
           ALUMINUM (1.0%)
 357,040   Alcoa, Inc..............................      14,067,376
                                                     --------------
           APPAREL/FOOTWEAR (2.0%)
 272,900   Coach, Inc.*............................      10,383,845
  31,400   Nike, Inc. (Class B)....................       1,318,486
 176,000   Polo Ralph Lauren Corp.*................       4,540,800
 196,600   Reebok International Ltd.*..............       6,281,370
 184,600   Vans, Inc.*.............................       4,338,100
                                                     --------------
                                                         26,862,601
                                                     --------------
           APPAREL/FOOTWEAR RETAIL (2.6%)
 230,200   Abercrombie & Fitch Co. (Class A)*......      10,243,900
 250,100   AnnTaylor Stores Corp.*.................       8,953,580
 136,700   Children's Place Retail Stores, Inc.
            (The)*.................................       3,663,560
 433,300   Gap, Inc. (The).........................      12,565,700
                                                     --------------
                                                         35,426,740
                                                     --------------
           BEVERAGES: ALCOHOLIC (1.4%)
 156,700   Anheuser-Busch Companies, Inc...........       6,456,040
 314,400   Constellation Brands Inc. (Class A)*....      12,890,400
                                                     --------------
                                                         19,346,440
                                                     --------------
           BEVERAGES:
           NON-ALCOHOLIC (0.3%)
 107,900   PepsiCo, Inc............................       4,769,180
                                                     --------------
NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           BIOTECHNOLOGY (8.5%)
  94,600   Abgenix, Inc.*..........................  $    4,257,000
  82,400   Alkermes, Inc.*.........................       2,892,240
  16,400   Amgen Inc.*.............................         995,152
  63,400   Cephalon, Inc.*.........................       4,469,700
 116,100   CuraGen Corp.*..........................       4,226,040
  70,400   CV Therapeutics, Inc.*..................       4,012,800
  58,300   Enzon, Inc.*............................       3,643,750
 312,000   Genzyme Corp. (General Division)*.......      19,032,000
 266,500   Gilead Sciences, Inc.*..................      15,507,635
  65,600   ICOS Corp.*.............................       4,198,400
 135,000   IDEC Pharmaceuticals Corp.*.............       9,138,150
 223,300   Invitrogen Corp.*.......................      16,032,940
 215,000   MedImmune, Inc.*........................      10,148,000
 195,000   Myriad Genetics, Inc.*..................      12,347,380
  52,000   Scios, Inc.*............................       1,300,520
  63,000   Vertex Pharmaceuticals, Inc.*...........       3,118,500
                                                     --------------
                                                        115,320,207
                                                     --------------
           BROADCASTING (3.0%)
 274,000   Clear Channel Communications, Inc.*.....      17,179,800
 178,200   Emmis Broadcasting Corp. (Class A)*.....       5,479,650
 230,500   Univision Communications, Inc.
            (Class A)*.............................       9,860,790
 166,000   USA Networks, Inc.*.....................       4,679,540
  83,700   Westwood One, Inc.*.....................       3,084,345
                                                     --------------
                                                         40,284,125
                                                     --------------
           CABLE/SATELLITE TV (3.3%)
 327,470   Adelphia Communications Corp.
            (Class A)*.............................      13,426,270
 601,900   Charter Communications, Inc.
            (Class A)*.............................      14,054,365
 287,400   Comcast Corp. (Class A Special)*........      12,473,160
 119,800   Cox Communications, Inc. (Class A)*.....       5,307,140
                                                     --------------
                                                         45,260,935
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           COMPUTER COMMUNICATIONS (0.9%)
 264,000   Brocade Communications Systems,
            Inc.*..................................  $   11,613,360
                                                     --------------
           COMPUTER PERIPHERALS (0.5%)
 101,100   Lexmark International, Inc.*............       6,798,975
                                                     --------------
           COMPUTER PROCESSING HARDWARE (1.5%)
 170,300   Hewlett-Packard Co......................       4,870,580
  71,000   International Business Machines Corp....       8,023,000
 501,500   Sun Microsystems, Inc.*.................       7,883,580
                                                     --------------
                                                         20,777,160
                                                     --------------
           CONTRACT DRILLING (0.6%)
 112,500   ENSCO International Inc.................       2,632,500
 138,200   Nabors Industries, Inc.*................       5,141,040
  48,000   Rowan Companies, Inc.*..................       1,060,800
                                                     --------------
                                                          8,834,340
                                                     --------------
           DEPARTMENT STORES (0.2%)
  51,300   Federated Department Stores, Inc.*......       2,180,250
                                                     --------------
           ELECTRIC UTILITIES (0.3%)
 140,000   Mirant Corp.*...........................       4,816,000
                                                     --------------
           ELECTRONIC PRODUCTION EQUIPMENT (3.0%)
 235,600   Amkor Technology, Inc.*.................       5,206,760
 239,400   KLA-Tencor Corp.*.......................      13,997,718
 180,100   Novellus Systems, Inc.*.................      10,227,879
 236,000   Photronics, Inc.*.......................       6,055,760
 171,200   Teradyne, Inc.*.........................       5,666,720
                                                     --------------
                                                         41,154,837
                                                     --------------
           FINANCE/RENTAL/ LEASING (1.1%)
 106,100   Freddie Mac.............................       7,427,000
 109,000   Household International, Inc............       7,270,300
                                                     --------------
                                                         14,697,300
                                                     --------------
NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           FINANCIAL CONGLOMERATES (0.5%)
 140,000   Citigroup, Inc..........................  $    7,397,600
                                                     --------------
           FINANCIAL PUBLISHING/ SERVICES (0.5%)
  39,400   Moody's Corp............................       1,319,900
 178,000   SunGard Data Systems Inc.*..............       5,341,780
                                                     --------------
                                                          6,661,680
                                                     --------------
           FOOD: MEAT/FISH/ DAIRY (0.8%)
 151,000   Dreyer's Grand Ice Cream, Inc...........       4,212,900
 131,000   Suiza Foods Corp.*......................       6,956,100
                                                     --------------
                                                         11,169,000
                                                     --------------
           FOOD: SPECIALTY/ CANDY (1.2%)
 267,300   Hershey Foods Corp......................      16,495,083
                                                     --------------
           HOME IMPROVEMENT CHAINS (0.6%)
 106,600   Lowe's Companies, Inc...................       7,733,830
                                                     --------------
           HOSPITAL/NURSING MANAGEMENT (2.3%)
 243,600   HCA-The Healthcare Corp.................      11,008,284
 347,200   Health Management Associates, Inc.
            (Class A)*.............................       7,305,088
 162,100   Province Healthcare Co.*................       5,720,509
  55,700   Tenet Healthcare Corp.*.................       2,873,563
 136,800   Triad Hospitals, Inc.*..................       4,031,496
                                                     --------------
                                                         30,938,940
                                                     --------------
           HOUSEHOLD/PERSONAL CARE (0.5%)
 114,000   Procter & Gamble Co. (The)..............       7,273,200
                                                     --------------
           INDUSTRIAL CONGLOMERATES (0.2%)
  35,900   United Technologies Corp................       2,630,034
                                                     --------------
           INFORMATION TECHNOLOGY SERVICES (1.1%)
 295,300   PeopleSoft, Inc.*.......................      14,537,619
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           INSURANCE BROKERS/ SERVICES (0.1%)
  72,400   Willis Group Holdings Ltd.*.............  $    1,285,100
                                                     --------------
           INTEGRATED OIL (1.1%)
 170,200   Chevron Corp............................      15,403,100
                                                     --------------
           INTERNET SOFTWARE/ SERVICES (3.7%)
  75,400   Interwoven, Inc.*.......................       1,274,260
  86,600   Quest Software, Inc.*...................       3,269,150
 362,600   RealNetworks, Inc.*.....................       4,260,550
 176,400   Siebel Systems, Inc.*...................       8,273,160
 312,500   VeriSign, Inc.*.........................      18,753,125
 464,200   Vignette Corp.*.........................       4,117,454
 508,700   Yahoo! Inc.*............................      10,168,913
                                                     --------------
                                                         50,116,612
                                                     --------------
           INVESTMENT BANKS/ BROKERS (1.3%)
   7,570   Goldman Sachs Group, Inc. (The).........         649,506
  84,800   Legg Mason, Inc.........................       4,219,648
 159,600   Lehman Brothers Holdings, Inc...........      12,408,900
                                                     --------------
                                                         17,278,054
                                                     --------------
           INVESTMENT MANAGERS (0.3%)
 168,000   W.P. Stewart & Co. Ltd..................       4,116,000
                                                     --------------
           LIFE/HEALTH INSURANCE (0.4%)
 174,300   UnumProvident Corp......................       5,598,516
                                                     --------------
           MAJOR BANKS (1.9%)
 122,100   Bank of America Corp....................       7,329,663
 188,000   Bank of New York Co., Inc...............       9,024,000
 134,900   PNC Financial Services Group, Inc.......       8,875,071
                                                     --------------
                                                         25,228,734
                                                     --------------
           MAJOR TELECOMMUNICATIONS (1.2%)
 242,400   SBC Communications, Inc.................       9,710,544
NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

 124,000   Verizon Communications Inc..............  $    6,634,000
                                                     --------------
                                                         16,344,544
                                                     --------------
           MANAGED HEALTH CARE (0.7%)
 368,600   First Health Group Corp.*...............       8,890,632
                                                     --------------
           MEDIA CONGLOMERATES (2.6%)
 602,000   AOL Time Warner Inc.*...................      31,906,000
  61,500   Viacom, Inc. (Class B) (Non-Voting)*....       3,182,625
                                                     --------------
                                                         35,088,625
                                                     --------------
           MEDICAL DISTRIBUTORS (0.8%)
 136,300   Andrx Group *...........................      10,495,100
                                                     --------------
           MEDICAL SPECIALTIES (2.4%)
 370,200   Baxter International, Inc...............      18,139,800
 231,600   Biomet, Inc.............................      11,130,696
  21,400   Urologix, Inc.*.........................         391,834
  38,600   Varian Medical Systems, Inc.*...........       2,759,900
                                                     --------------
                                                         32,422,230
                                                     --------------
           METAL FABRICATIONS (0.1%)
  43,000   Shaw Group Inc. (The)*..................       1,724,300
                                                     --------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.9%)
 215,000   CheckFree Corp.*........................       7,540,050
  85,000   Sabre Holdings Corp. (Class A)*.........       4,250,000
                                                     --------------
                                                         11,790,050
                                                     --------------
           MOVIES/ ENTERTAINMENT (0.4%)
 180,200   Fox Entertainment Group, Inc.
            (Class A)*.............................       5,027,580
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           MULTI-LINE INSURANCE (0.7%)
  85,500   American International Group, Inc.......  $    7,353,000
  27,900   Loews Corp..............................       1,797,597
                                                     --------------
                                                          9,150,597
                                                     --------------
           OIL & GAS PIPELINES (0.8%)
 212,000   El Paso Corp............................      11,138,480
                                                     --------------
           OIL & GAS PRODUCTION (0.7%)
 175,900   Anardarko Petroleum Corp................       9,503,877
                                                     --------------
           OILFIELD SERVICES/ EQUIPMENT (2.4%)
 395,800   BJ Services Co.*........................      11,232,804
 139,000   Hanover Compressor Co.*.................       4,599,510
  35,100   National-Oilwell, Inc.*.................         940,680
 322,000   Weatherford International, Inc.*........      15,456,000
                                                     --------------
                                                         32,228,994
                                                     --------------
           OTHER CONSUMER SERVICES (3.1%)
 261,600   eBay, Inc.*.............................      17,916,984
  91,600   Expedia, Inc. (Class A)*................       4,268,560
 280,000   Homestore.com, Inc.*....................       9,788,800
 318,900   Travelocity.com Inc.*...................       9,790,230
                                                     --------------
                                                         41,764,574
                                                     --------------
           PACKAGED SOFTWARE (8.2%)
 156,000   Mercury Interactive Corp.*..............       9,344,400
 792,000   Microsoft Corp.*........................      57,499,200
 687,700   Oracle Corp.*...........................      13,066,300
 196,400   QLogic Corp.*...........................      12,657,980
  60,300   Rational Software Corp.*................       1,691,415
 253,300   VERITAS Software Corp.*.................      16,852,049
                                                     --------------
                                                        111,111,344
                                                     --------------
           PHARMACEUTICALS: GENERIC DRUGS (0.4%)
 143,800   IVAX Corp.*.............................       5,608,200
                                                     --------------
NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           PHARMACEUTICALS: MAJOR (2.3%)
 200,000   American Home Products Corp.............  $   11,688,000
 288,726   AstraZeneca PLC (ADR) (United
            Kingdom)...............................      13,497,940
  42,700   Aventis SA (ADR) (France)...............       3,411,303
  62,200   Bristol-Myers Squibb Co.................       3,253,060
                                                     --------------
                                                         31,850,303
                                                     --------------
           PHARMACEUTICALS: OTHER (2.7%)
  48,800   Aviron*.................................       2,781,600
 232,587   Biovail Corp. (Canada)*.................      10,117,535
  54,800   Forest Laboratories, Inc.*..............       3,890,800
 167,900   King Pharmaceuticals, Inc.*.............       9,024,625
  25,700   Medicis Pharmaceutical Corp.
            (Class A)*.............................       1,362,100
 120,900   Salix Pharmaceuticals, Ltd. (Virgin
            Islands)*..............................       2,980,185
 105,650   Teva Pharmaceutical Industries Ltd.
            (ADR) (Israel).........................       6,581,995
                                                     --------------
                                                         36,738,840
                                                     --------------
           PROPERTY - CASUALTY INSURERS (2.2%)
 266,000   Allstate Corp. (The) (Note 4)...........      11,701,340
 114,800   Everest Re Group, Ltd. (Bermuda)........       8,587,040
  67,000   Progressive Corp. (The).................       9,057,730
                                                     --------------
                                                         29,346,110
                                                     --------------
           RAILROADS (0.4%)
 244,600   Norfolk Southern Corp...................       5,063,220
                                                     --------------
           RECREATIONAL PRODUCTS (0.2%)
 114,400   Mattel, Inc.*...........................       2,164,448
                                                     --------------
           REGIONAL BANKS (1.2%)
 267,800   Fifth Third Bancorp.....................      16,081,390
                                                     --------------
           RESTAURANTS (1.7%)
 215,300   BUCA, Inc.*.............................       4,682,775

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  60,600   CEC Entertainment, Inc.*................  $    2,990,610
 171,300   Darden Restaurants, Inc.................       4,779,270
 231,800   McDonald's Corp.........................       6,272,508
 140,800   Outback Steakhouse, Inc.*...............       4,055,040
                                                     --------------
                                                         22,780,203
                                                     --------------
           SEMICONDUCTORS (3.1%)
 229,200   Advanced Micro Devices, Inc.*...........       6,619,296
 238,300   Intel Corp..............................       6,970,275
 171,600   Marvell Technology Group Ltd.
            (Bermuda)*.............................       4,616,040
 325,000   Micron Technology, Inc.*................      13,357,500
 190,100   Texas Instruments, Inc..................       5,988,150
 101,300   Xilinx, Inc.*...........................       4,177,612
                                                     --------------
                                                         41,728,873
                                                     --------------
           SERVICES TO THE HEALTH INDUSTRY (0.9%)
 110,000   AdvancePCS*.............................       7,045,500
  79,700   Covance Inc.*...........................       1,805,205
  45,000   Laboratory Corp. of America Holdings*...       3,460,500
                                                     --------------
                                                         12,311,205
                                                     --------------
           SPECIALTY INSURANCE (2.2%)
  73,500   MBIA, Inc...............................       4,092,480
 108,000   MGIC Investment Corp....................       7,845,120
 120,000   PMI Group, Inc. (The)...................       8,719,200
 226,000   Radian Group, Inc.......................       9,141,700
                                                     --------------
                                                         29,798,500
                                                     --------------
           SPECIALTY STORES (1.0%)
  41,400   Bed Bath & Beyond Inc.*.................       1,242,000
 495,000   Toys 'R' Us, Inc.*......................      12,251,250
                                                     --------------
                                                         13,493,250
                                                     --------------
           STEEL (0.1%)
  28,500   Nucor Corp..............................       1,393,365
                                                     --------------
           TELECOMMUNICATION EQUIPMENT (0.2%)
  45,000   Comverse Technology, Inc.*..............       2,592,900
                                                     --------------
NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.3%)
  84,000   Caterpillar, Inc........................  $    4,204,200
                                                     --------------
           TOTAL COMMON STOCKS
            (COST $1,204,056,542)..................   1,263,125,407
                                                     --------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (6.2%)
           U.S. GOVERNMENT AGENCY(A) (6.2%)
 $83,400   Federal National Mortgage Assoc. 3.94%
            due 07/02/01
            (COST $ 83,390,873)....................      83,390,873
                                                     --------------
           REPURCHASE AGREEMENT (0.0%)
     130   The Bank of New York 3.875%
            due 07/02/01 (dated 06/29/01; proceeds
            $130,027)(b)
            (COST $129,985)........................         129,985
                                                     --------------
           TOTAL SHORT-TERM INVESTMENTS
           (COST $83,520,858)......................      83,520,858
                                                     --------------

  TOTAL INVESTMENTS
   (COST $1,287,577,400)(C)...............    99.3%  1,346,646,265
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.7       9,713,360
                                            ------  --------------
  NET ASSETS..............................   100.0% $1,356,359,625
                                            ======  ==============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B)  COLLATERALIZED BY $131,547 FEDERAL NATIONAL MORTGAGE ASSOC. 5.90%
        DUE 04/10/06 VALUED AT $132,585.
   (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $112,685,940 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $53,617,075, RESULTING IN NET UNREALIZED APPRECIATION OF $59,068,865.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S & P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (93.6%)
           ADVERTISING/MARKETING SERVICES (0.3%)
   6,857   Interpublic Group of Companies, Inc.....  $    201,253
   3,386   Omnicom Group, Inc......................       291,196
   1,946   TMP Worldwide, Inc.*....................       115,028
                                                     ------------
                                                          607,477
                                                     ------------
           AEROSPACE & DEFENSE (0.9%)
  15,947   Boeing Co...............................       886,653
   3,673   General Dynamics Corp...................       285,796
   1,889   Goodrich Corp...........................        71,744
   7,939   Lockheed Martin Corp....................       294,140
   1,559   Northrop Grumman Corp...................       124,876
   6,497   Raytheon Co.............................       172,495
   2,572   Textron, Inc............................       141,563
                                                     ------------
                                                        1,977,267
                                                     ------------
           AGRICULTURAL COMMODITIES/ MILLING (0.1%)
  11,554   Archer-Daniels-Midland Co...............       150,202
                                                     ------------
           AIR FREIGHT/COURIERS (0.1%)
   5,612   FedEx Corp.*............................       225,602
                                                     ------------
           AIRLINES (0.2%)
   2,809   AMR Corp.*..............................       101,489
   2,249   Delta Air Lines, Inc....................        99,136
  13,922   Southwest Airlines Co...................       257,418
   1,226   US Airways Group, Inc.*.................        29,792
                                                     ------------
                                                          487,835
                                                     ------------
           ALTERNATIVE POWER GENERATION (0.1%)
   5,459   Calpine Corp.*..........................       206,350
                                                     ------------
           ALUMINUM (0.4%)
   5,837   Alcan Inc. (Canada).....................       245,271
  15,778   Alcoa, Inc..............................       621,653
                                                     ------------
                                                          866,924
                                                     ------------
           APPAREL/FOOTWEAR (0.2%)
   3,090   Cintas Corp.............................       142,912
     960   Liz Claiborne, Inc......................        48,432
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   4,957   Nike, Inc. (Class B)....................  $    208,144
   1,070   Reebok International Inc. (United
            Kingdom)*..............................        34,186
   2,047   VF Corp.................................        74,470
                                                     ------------
                                                          508,144
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (0.4%)
  15,711   Gap, Inc. (The).........................       455,619
   7,794   Limited, Inc. (The).....................       128,757
   2,446   Nordstrom, Inc..........................        45,373
   5,125   TJX Companies, Inc. (The)...............       163,334
                                                     ------------
                                                          793,083
                                                     ------------
           AUTO PARTS: O.E.M. (0.2%)
   2,704   Dana Corp...............................        63,111
  10,234   Delphi Automotive Systems Corp..........       163,028
   1,259   Eaton Corp..............................        88,256
   1,588   Johnson Controls, Inc...................       115,082
   2,283   TRW Inc.................................        93,603
   2,393   Visteon Corp............................        43,983
                                                     ------------
                                                          567,063
                                                     ------------
           AUTOMOTIVE AFTERMARKET (0.0%)
   1,326   Cooper Tire & Rubber Co.................        18,829
   2,902   Goodyear Tire & Rubber Co. (The)........        81,256
                                                     ------------
                                                          100,085
                                                     ------------
           BEVERAGES: ALCOHOLIC (0.4%)
  16,407   Anheuser-Busch Companies, Inc...........       675,968
   1,251   Brown-Forman Corp. (Class B)............        79,989
     682   Coors (Adolph) Co. (Class B)............        34,223
                                                     ------------
                                                          790,180
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (1.6%)
  45,468   Coca Cola Co............................     2,046,060
   7,682   Coca-Cola Enterprises Inc...............       125,601

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S & P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   2,629   Pepsi Bottling Group, Inc. (The)........  $    105,423
  26,760   PepsiCo, Inc............................     1,182,792
                                                     ------------
                                                        3,459,876
                                                     ------------
           BIOTECHNOLOGY (0.8%)
  19,068   Amgen Inc.*.............................     1,157,046
   2,717   Biogen, Inc.*...........................       147,696
   3,462   Chiron Corp.*...........................       176,562
   3,889   MedImmune, Inc.*........................       183,561
                                                     ------------
                                                        1,664,865
                                                     ------------
           BROADCASTING (0.4%)
  10,739   Clear Channel Communications, Inc.*.....       673,335
   3,809   Univision Communications, Inc.
            (Class A)*.............................       162,949
                                                     ------------
                                                          836,284
                                                     ------------
           BUILDING PRODUCTS (0.1%)
   8,406   Masco Corp..............................       209,814
                                                     ------------
           CABLE/SATELLITE TV (0.3%)
  17,274   Comcast Corp. (Class A Special)*........       749,692
                                                     ------------
           CASINO/GAMING (0.0%)
   2,143   Harrah's Entertainment, Inc.*...........        75,648
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.8%)
  16,406   Dow Chemical Co.........................       545,499
  19,062   Du Pont (E.I.) de Nemours & Co., Inc....       919,551
   1,408   Eastman Chemical Co.....................        67,063
   1,974   Hercules Inc.*..........................        22,306
   4,025   Rohm & Haas Co..........................       132,422
                                                     ------------
                                                        1,686,841
                                                     ------------
           CHEMICALS: SPECIALTY (0.2%)
   4,167   Air Products & Chemicals, Inc...........       190,640
   2,390   Engelhard Corp..........................        61,638
     569   FMC Corp.*..............................        39,011
     919   Great Lakes Chemical Corp...............        28,351
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   2,936   Praxair, Inc............................  $    137,992
   1,383   Sigma-Aldrich Corp......................        53,411
                                                     ------------
                                                          511,043
                                                     ------------
           COMMERCIAL PRINTING/ FORMS (0.0%)
   1,292   Deluxe Corp.............................        37,339
   2,146   Donnelley (R.R.) & Sons Co..............        63,736
                                                     ------------
                                                          101,075
                                                     ------------
           COMPUTER COMMUNICATIONS (1.2%)
   5,188   Avaya Inc.*.............................        71,076
   3,451   Cabletron Systems, Inc.*................        78,855
 133,786   Cisco Systems, Inc.*....................     2,434,905
                                                     ------------
                                                        2,584,836
                                                     ------------
           COMPUTER PERIPHERALS (0.7%)
  40,340   EMC Corp.*..............................     1,171,877
   2,344   Lexmark International Group, Inc.*......       157,634
   5,951   Network Appliance, Inc.*................        81,529
   1,684   QLogic Corp.*...........................       108,534
                                                     ------------
                                                        1,519,574
                                                     ------------
           COMPUTER PROCESSING HARDWARE (3.6%)
   6,380   Apple Computer, Inc.*...................       148,335
  30,874   Compaq Computer Corp....................       478,238
  47,545   Dell Computer Corp.*....................     1,233,793
   5,904   Gateway, Inc.*..........................        97,121
  35,514   Hewlett-Packard Co......................     1,015,700
  31,759   International Business Machines Corp....     3,588,767
   1,764   NCR Corp.*..............................        82,908
  10,367   Palm, Inc.*.............................        62,928
  59,532   Sun Microsystems, Inc...................       935,843
                                                     ------------
                                                        7,643,633
                                                     ------------
           CONSTRUCTION MATERIALS (0.0%)
   1,848   Vulcan Materials Co.....................        99,330
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S & P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CONSUMER SUNDRIES (0.0%)
   1,161   American Greetings Corp. (Class A)......  $     12,771
                                                     ------------
           CONTAINERS/PACKAGING (0.1%)
     511   Ball Corp...............................        24,303
     961   Bemis Company, Inc......................        38,603
   2,901   Pactiv Corp.*...........................        38,873
   1,529   Sealed Air Corp.*.......................        56,955
     891   Temple-Inland, Inc......................        47,481
                                                     ------------
                                                          206,215
                                                     ------------
           CONTRACT DRILLING (0.2%)
   2,685   Nabors Industries, Inc.*................        99,882
   2,451   Noble Drilling Corp.*...................        80,270
   1,724   Rowan Companies, Inc.*..................        38,100
   5,813   Transocean Sedco Forex Inc..............       239,786
                                                     ------------
                                                          458,038
                                                     ------------
           DATA PROCESSING SERVICES (0.8%)
  11,411   Automatic Data Processing, Inc..........       567,127
   3,991   Concord EFS, Inc.*......................       207,572
   7,161   First Data Corp.........................       460,094
   2,273   Fiserv, Inc.*...........................       145,427
   6,824   Paychex, Inc............................       272,960
                                                     ------------
                                                        1,653,180
                                                     ------------
           DEPARTMENT STORES (0.5%)
   1,554   Dillard's, Inc. (Class A)...............        23,730
   3,613   Federated Department Stores, Inc.*......       153,552
   6,089   Kohl's Corp.*...........................       381,963
   5,464   May Department Stores Co................       187,197
   4,808   Penney (J.C.) Co., Inc..................       126,739
   6,005   Sears, Roebuck & Co.....................       254,072
                                                     ------------
                                                        1,127,253
                                                     ------------
           DISCOUNT STORES (2.4%)
   2,071   Big Lots, Inc.*.........................        28,331
   8,226   Costco Wholesale Corp.*.................       337,924
   6,043   Dollar General Corp.....................       117,838
   8,956   Kmart Corp.*............................       102,725
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  16,434   Target Corp.............................  $    568,616
  81,726   Wal-Mart Stores, Inc....................     3,988,229
                                                     ------------
                                                        5,143,663
                                                     ------------
           DRUGSTORE CHAINS (0.4%)
   7,189   CVS Corp................................       277,495
     691   Longs Drug Stores Corp..................        14,891
  18,607   Walgreen Co.............................       635,429
                                                     ------------
                                                          927,815
                                                     ------------
           ELECTRIC UTILITIES (2.4%)
   9,726   AES Corp. (The)*........................       418,704
   2,279   Allegheny Energy, Inc...................       109,962
   2,508   Ameren Corp.............................       107,092
   5,889   American Electric Power Co., Inc........       271,895
   2,907   Cinergy Corp............................       101,600
   2,413   CMS Energy Corp.........................        67,202
   3,877   Consolidated Edison, Inc................       154,305
   2,993   Constellation Energy Group, Inc.........       127,502
   4,522   Dominion Resources, Inc.................       271,908
   3,013   DTE Energy Co...........................       139,924
  14,110   Duke Energy Corp........................       550,431
   5,956   Edison International*...................        66,409
   4,030   Entergy Corp............................       154,712
   5,860   Exelon Corp.............................       375,743
   4,094   FirstEnergy Corp........................       131,663
   3,215   FPL Group, Inc..........................       193,575
   2,184   GPU, Inc................................        76,768
   6,206   Mirant Corp.*...........................       213,486
   2,929   Niagara Mohawk Holdings Inc.*...........        51,814
   7,077   PG & E Corp.*...........................        79,262
   1,549   Pinnacle West Capital Corp..............        73,423
   2,668   PPL Corp................................       146,740
   3,767   Progress Energy, Inc....................       169,214
   3,802   Public Service Enterprise Group, Inc....       185,918
   5,437   Reliant Energy, Inc.....................       175,126
  12,522   Southern Co. (The)......................       291,136

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S & P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   4,696   TXU Corp................................  $    226,300
   6,273   Xcel Energy, Inc........................       178,467
                                                     ------------
                                                        5,110,281
                                                     ------------
           ELECTRICAL PRODUCTS (0.4%)
   3,565   American Power Conversion Corp.*........        56,149
   1,711   Cooper Industries, Inc..................        67,738
   7,832   Emerson Electric Co.....................       473,836
   3,572   Molex Inc...............................       130,485
     752   National Service Industries, Inc........        16,973
   1,438   Power-One, Inc.*........................        23,928
   1,063   Thomas & Betts Corp.....................        23,460
                                                     ------------
                                                          792,569
                                                     ------------
           ELECTRONIC COMPONENTS (0.2%)
   3,496   Jabil Circuit, Inc.*....................       107,887
   5,844   Sanmina Corp.*..........................       136,808
  11,941   Solectron Corp.*........................       218,520
                                                     ------------
                                                          463,215
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.5%)
   8,349   Agilent Technologies, Inc.*.............       271,342
  24,060   JDS Uniphase Corp.*.....................       306,765
   1,845   PerkinElmer, Inc........................        50,793
   3,343   Rockwell International Corp.............       127,435
   4,141   Symbol Technologies, Inc................        91,930
   1,710   Tektronix, Inc.*........................        46,426
   3,314   Thermo Electron Corp.*..................        72,974
  12,691   Xerox Corp.*............................       121,453
                                                     ------------
                                                        1,089,118
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
  14,863   Applied Materials, Inc.*................       729,773
   3,389   KLA-Tencor Corp.*.......................       198,155
   2,604   Novellus Systems, Inc.*.................       147,881
   3,186   Teradyne, Inc.*.........................       105,457
                                                     ------------
                                                        1,181,266
                                                     ------------
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           ELECTRONICS/APPLIANCE STORES (0.2%)
   3,827   Best Buy Co., Inc.*.....................  $    243,091
   3,802   Circuit City Stores, Inc.-Circuit City
            Group..................................        68,436
   3,390   RadioShack Corp.........................       103,395
                                                     ------------
                                                          414,922
                                                     ------------
           ELECTRONICS/ APPLIANCES (0.1%)
   1,391   Maytag Corp.............................        40,701
   1,217   Whirlpool Corp..........................        76,062
                                                     ------------
                                                          116,763
                                                     ------------
           ENGINEERING & CONSTRUCTION (0.0%)
   1,449   Fluor Corp..............................        65,422
                                                     ------------
           ENVIRONMENTAL SERVICES (0.2%)
   3,606   Allied Waste Industries, Inc.*..........        67,360
  11,434   Waste Management, Inc...................       352,396
                                                     ------------
                                                          419,756
                                                     ------------
           FINANCE/RENTAL/ LEASING (2.0%)
   3,809   Capital One Financial Corp..............       228,540
   2,165   Countrywide Credit Industries, Inc......        99,330
  18,285   Fannie Mae..............................     1,556,968
  12,660   Freddie Mac.............................       886,200
   8,478   Household International, Inc............       565,483
  15,570   MBNA Corp...............................       513,031
   5,218   Providian Financial Corp................       308,906
   1,103   Ryder System, Inc.......................        21,619
   2,979   USA Education Inc.......................       217,467
                                                     ------------
                                                        4,397,544
                                                     ------------
           FINANCIAL CONGLOMERATES (3.7%)
  24,185   American Express Co.....................       938,378
  91,919   Citigroup, Inc..........................     4,857,000
   6,175   Conseco, Inc.*..........................        84,289

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S & P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   5,630   Hancock (John) Financial Services ,
            Inc.*..................................  $    226,664
  36,288   J.P. Morgan Chase & Co..................     1,618,445
   5,948   State Street Corp.......................       294,367
                                                     ------------
                                                        8,019,143
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (0.2%)
   2,617   Equifax, Inc............................        95,992
   3,568   McGraw-Hill Companies, Inc. (The).......       236,023
   2,879   Moody's Corporation.....................        96,446
                                                     ------------
                                                          428,461
                                                     ------------
           FOOD DISTRIBUTORS (0.2%)
   2,420   Supervalu, Inc..........................        42,471
  12,294   SYSCO Corp..............................       333,782
                                                     ------------
                                                          376,253
                                                     ------------
           FOOD RETAIL (0.5%)
   7,400   Albertson's, Inc........................       221,926
  14,820   Kroger Co.*.............................       370,500
   9,238   Safeway Inc.*...........................       443,424
   2,568   Winn-Dixie Stores, Inc..................        67,102
                                                     ------------
                                                        1,102,952
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (1.0%)
   7,464   Campbell Soup Co........................       192,198
   5,202   General Mills, Inc......................       227,744
   6,374   Heinz (H.J.) Co.........................       260,633
   7,419   Kellogg Co..............................       215,151
   2,415   Quaker Oats Company (The)...............       220,369
   5,663   Ralston-Ralston Purina Group............       170,003
  14,378   Sara Lee Corp...........................       272,319
  10,448   Unilever N.V. (Netherlands).............       622,387
                                                     ------------
                                                        2,180,804
                                                     ------------
           FOOD: MEAT/FISH/DAIRY (0.1%)
   9,818   ConAgra, Inc............................       194,495
                                                     ------------
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FOOD: SPECIALTY/CANDY (0.2%)
   2,498   Hershey Foods Corp......................  $    154,152
   4,129   Wrigley (Wm.) Jr. Co....................       193,444
                                                     ------------
                                                          347,596
                                                     ------------
           FOREST PRODUCTS (0.1%)
   1,908   Louisiana-Pacific Corp..................        22,381
   3,925   Weyerhaeuser Co.........................       215,757
                                                     ------------
                                                          238,138
                                                     ------------
           GAS DISTRIBUTORS (0.4%)
   5,959   Dynegy, Inc. (Class A)..................       277,093
   2,510   KeySpan Corp............................        91,565
   2,093   Kinder Morgan, Inc......................       105,173
     825   Nicor Inc...............................        32,158
   3,775   NiSource Inc............................       103,171
   1,078   ONEOK, Inc..............................        21,237
     651   Peoples Energy Corp.....................        26,170
   3,765   Sempra Energy...........................       102,935
                                                     ------------
                                                          759,502
                                                     ------------
           HOME BUILDING (0.0%)
   1,084   Centex Corp.............................        44,173
     809   KB HOME.................................        24,408
     770   Pulte Corp..............................        32,825
                                                     ------------
                                                          101,406
                                                     ------------
           HOME FURNISHINGS (0.1%)
   3,587   Leggett & Platt, Inc....................        79,022
   4,874   Newell Rubbermaid, Inc..................       122,337
   1,059   Tupperware Corp.........................        24,812
                                                     ------------
                                                          226,171
                                                     ------------
           HOME IMPROVEMENT CHAINS (1.2%)
  42,657   Home Depot, Inc. (The)..................     1,985,683
   7,030   Lowe's Companies, Inc...................       510,026
                                                     ------------
                                                        2,495,709
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (0.4%)
   9,826   HCA-The Healthcare Corp.................       444,037

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S & P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   1,881   Manor Care, Inc.*.......................  $     59,722
   5,927   Tenet Healthcare Corp.*.................       305,774
                                                     ------------
                                                          809,533
                                                     ------------
           HOTELS/RESORTS/ CRUISELINES (0.3%)
  10,688   Carnival Corp...........................       328,122
   6,742   Hilton Hotels Corp......................        78,207
   4,456   Marriott International, Inc.
            (Class A)..............................       210,947
   3,633   Starwood Hotels & Resorts Worldwide,
            Inc....................................       135,438
                                                     ------------
                                                          752,714
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.7%)
   1,035   Alberto-Culver Co. (Class B)............        43,511
   4,337   Avon Products, Inc......................       200,716
   4,323   Clorox Co...............................       146,334
  10,256   Colgate-Palmolive Co....................       605,001
  19,276   Gillette Co.............................       558,811
   1,751   International Flavors & Fragrances,
            Inc....................................        44,003
   9,728   Kimberly-Clark Corp.....................       543,795
  23,675   Procter & Gamble Co. (The)..............     1,510,465
                                                     ------------
                                                        3,652,636
                                                     ------------
           INDUSTRIAL CONGLOMERATES (6.0%)
 181,571   General Electric Co.**..................     8,851,586
  14,793   Honeywell International, Inc............       517,607
   1,607   ITT Industries, Inc.....................        71,110
   7,237   Minnesota Mining & Manufacturing Co.....       825,742
  35,400   Tyco International Ltd. (Bermuda).......     1,929,300
   8,605   United Technologies Corp................       630,402
                                                     ------------
                                                       12,825,747
                                                     ------------
           INDUSTRIAL MACHINERY (0.3%)
   5,556   Illinois Tool Works Inc.................       351,695
   2,923   Ingersoll-Rand Co.......................       120,428
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   1,118   McDermott International, Inc.*..........  $     13,025
   2,136   Parker-Hannifin Corp....................        90,652
                                                     ------------
                                                          575,800
                                                     ------------
           INDUSTRIAL SPECIALTIES (0.2%)
   2,332   Ecolab, Inc.............................        95,542
     861   Millipore Corp..........................        53,365
   3,078   PPG Industries, Inc.....................       161,810
   2,864   Sherwin-Williams Co.....................        63,581
                                                     ------------
                                                          374,298
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (0.5%)
   3,376   Citrix Systems, Inc.*...................       117,822
   3,082   Computer Sciences Corp.*................       106,637
   8,553   Electronic Data Systems Corp............       534,562
   5,374   PeopleSoft, Inc.*.......................       264,562
   2,247   Sapient Corp.*..........................        21,908
   5,789   Unisys Corp.*...........................        85,156
                                                     ------------
                                                        1,130,647
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.3%)
   4,787   AON Corp................................       167,545
   5,036   Marsh & McLennan Companies, Inc.........       508,636
                                                     ------------
                                                          676,181
                                                     ------------
           INTEGRATED OIL (4.8%)
   1,629   Amerada Hess Corp.......................       131,623
  11,726   Chevron Corp............................     1,061,203
  11,419   Conoco, Inc. (Class B)..................       330,009
  63,062   Exxon Mobil Corp........................     5,508,466
   4,675   Phillips Petroleum Co...................       266,475
  39,196   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................     2,283,951
  10,071   Texaco, Inc.............................       670,729
                                                     ------------
                                                       10,252,456
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.3%)
   5,001   BroadVision, Inc.*......................        25,005

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S & P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   8,283   Siebel Systems, Inc.*...................  $    388,473
  10,363   Yahoo! Inc.*............................       207,156
                                                     ------------
                                                          620,634
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.4%)
   1,920   Bear Stearns Companies, Inc. (The)......       113,222
   4,506   Lehman Brothers Holdings, Inc...........       350,341
  15,342   Merrill Lynch & Co., Inc................       909,014
  20,341   Morgan Stanley Dean Witter & Co. (Note
            4).....................................     1,306,502
  25,337   Schwab (Charles) Corp...................       387,656
                                                     ------------
                                                        3,066,735
                                                     ------------
           INVESTMENT MANAGERS (0.2%)
   4,835   Franklin Resources, Inc.................       221,298
   4,009   Stilwell Financial, Inc.................       134,542
   2,249   T. Rowe Price Group Inc.................        84,090
                                                     ------------
                                                          439,930
                                                     ------------
           LIFE/HEALTH INSURANCE (0.8%)
   9,612   AFLAC, Inc..............................       302,682
   9,124   American General Corp...................       423,810
   2,781   Jefferson-Pilot Corp....................       134,378
   3,433   Lincoln National Corp...................       177,658
  13,705   MetLife, Inc.*..........................       424,581
   2,293   Torchmark Corp..........................        92,202
   4,412   UnumProvident Corp......................       141,713
                                                     ------------
                                                        1,697,024
                                                     ------------
           MAJOR BANKS (4.0%)
  29,300   Bank of America Corp....................     1,758,879
  13,445   Bank of New York Co., Inc...............       645,360
  21,302   Bank One Corp...........................       762,612
   7,444   BB&T Corp...............................       273,195
   3,262   Comerica, Inc...........................       187,891
  17,938   First Union Corp........................       626,754
  19,798   FleetBoston Financial Corp..............       781,031
   4,588   Huntington Bancshares, Inc..............        75,014
   7,760   KeyCorp.................................       202,148
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   8,723   Mellon Financial Corp...................  $    401,258
  10,981   National City Corp......................       337,995
   5,283   PNC Financial Services Group, Inc.......       347,569
   6,214   SouthTrust Corp.........................       161,564
   5,337   SunTrust Banks, Inc.....................       345,731
   3,845   Wachovia Corp...........................       273,572
  31,371   Wells Fargo & Co........................     1,456,556
                                                     ------------
                                                        8,637,129
                                                     ------------
           MAJOR TELECOMMUNICATIONS (4.3%)
   5,723   ALLTEL Corp.............................       350,591
  63,071   AT&T Corp...............................     1,387,562
  34,258   BellSouth Corp..........................     1,379,570
  61,564   SBC Communications, Inc.................     2,466,254
  16,201   Sprint Corp. (FON Group)................       346,053
  49,440   Verizon Communications Inc..............     2,645,040
  52,792   WorldCom Group*.........................       789,768
                                                     ------------
                                                        9,364,838
                                                     ------------
           MANAGED HEALTH CARE (0.4%)
   2,600   Aetna Inc.*.............................        67,262
   2,737   CIGNA Corp..............................       262,259
   3,107   Humana, Inc.*...........................        30,604
   5,798   UnitedHealth Group Inc..................       358,027
   1,157   Wellpoint Health Networks, Inc.*........       109,036
                                                     ------------
                                                          827,188
                                                     ------------
           MEDIA CONGLOMERATES (3.3%)
  80,989   AOL Time Warner Inc.*...................     4,292,417
  38,203   Disney (Walt) Co. (The)*................     1,103,685
  32,541   Viacom, Inc. (Class B) (Non-Voting)*....     1,683,997
                                                     ------------
                                                        7,080,099
                                                     ------------
           MEDICAL DISTRIBUTORS (0.4%)
   8,150   Cardinal Health, Inc....................       562,350
   5,206   McKesson HBOC, Inc......................       193,247
                                                     ------------
                                                          755,597
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S & P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MEDICAL SPECIALTIES (1.3%)
   3,860   Applera Corp. - Applied Biosystems
            Group..................................  $    103,255
     919   Bard (C.R.), Inc........................        52,337
     980   Bausch & Lomb, Inc......................        35,515
  10,828   Baxter International, Inc.*.............       530,572
   4,709   Becton, Dickinson & Co..................       168,535
   3,271   Biomet, Inc.............................       157,204
   7,338   Boston Scientific Corp.*................       124,746
   5,612   Guidant Corp.*..........................       202,032
  22,093   Medtronic, Inc..........................     1,016,499
   2,245   Pall Corp...............................        52,825
   1,567   St. Jude Medical, Inc.*.................        94,020
   3,585   Stryker Corp.*..........................       196,637
                                                     ------------
                                                        2,734,177
                                                     ------------
           METAL FABRICATIONS (0.0%)
   1,097   Timken Co. (The)........................        18,583
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
   3,123   Convergys Corp.*........................        94,471
   2,429   Sabre Holdings Corp. (Class A)*.........       121,450
                                                     ------------
                                                          215,921
                                                     ------------
           MISCELLANEOUS MANUFACTURING (0.1%)
   1,092   Crane Co................................        33,852
   2,605   Danaher Corp............................       145,880
   3,716   Dover Corp..............................       139,907
                                                     ------------
                                                          319,639
                                                     ------------
           MOTOR VEHICLES (0.8%)
  33,444   Ford Motor Co...........................       821,050
  10,028   General Motors Corp.....................       645,302
   5,528   Harley-Davidson, Inc....................       260,258
                                                     ------------
                                                        1,726,610
                                                     ------------
           MULTI-LINE INSURANCE (2.0%)
  42,610   American International Group, Inc.......     3,664,460
   4,333   Hartford Financial Services Group, Inc.
            (The)..................................       296,377
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   3,605   Loews Corp..............................  $    232,270
   2,335   Safeco Corp.............................        68,883
                                                     ------------
                                                        4,261,990
                                                     ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.1%)
   2,015   Avery Dennison Corp.....................       102,866
   4,511   Pitney Bowes, Inc.......................       190,003
                                                     ------------
                                                          292,869
                                                     ------------
           OIL & GAS PIPELINES (0.7%)
   9,307   El Paso Corp............................       488,990
  13,638   Enron Corp..............................       668,262
   8,858   Williams Companies, Inc. (The)..........       291,871
                                                     ------------
                                                        1,449,123
                                                     ------------
           OIL & GAS PRODUCTION (0.5%)
   4,581   Anardarko Petroleum Corp................       247,511
   2,292   Apache Corp.*...........................       116,319
   3,866   Burlington Resources, Inc...............       154,447
   2,366   Devon Energy Corp.......................       124,215
   2,113   EOG Resources, Inc......................        75,117
   1,732   Kerr-McGee Corp.........................       114,780
   6,772   Occidental Petroleum Corp...............       180,067
   4,449   Unocal Corp.............................       151,933
                                                     ------------
                                                        1,164,389
                                                     ------------
           OIL REFINING/ MARKETING (0.2%)
   1,276   Ashland, Inc............................        51,168
   1,533   Sunoco Inc..............................        56,154
   2,822   Tosco Corp..............................       124,309
   5,641   USX-Marathon Group......................       166,466
                                                     ------------
                                                          398,097
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (0.5%)
   6,135   Baker Hughes Inc........................       205,523
   7,843   Halliburton Co..........................       279,211
  10,479   Schlumberger Ltd........................       551,719
                                                     ------------
                                                        1,036,453
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S & P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           OTHER CONSUMER SERVICES (0.2%)
   1,670   Block (H.&R.), Inc......................  $    107,799
  15,571   Cendant Corp.*..........................       303,635
                                                     ------------
                                                          411,434
                                                     ------------
           OTHER CONSUMER SPECIALTIES (0.0%)
   2,797   Fortune Brands, Inc.....................       107,293
                                                     ------------
           OTHER METALS/MINERALS (0.1%)
   3,324   Inco Ltd. (Canada)*.....................        57,372
   1,439   Phelps Dodge Corp.......................        59,719
                                                     ------------
                                                          117,091
                                                     ------------
           PACKAGED SOFTWARE (5.0%)
   4,371   Adobe Systems, Inc......................       205,437
     985   Autodesk, Inc...........................        36,741
   4,453   BMC Software, Inc.*.....................       100,371
  10,534   Computer Associates International,
            Inc....................................       379,224
   6,723   Compuware Corp.*........................        94,055
   3,814   Intuit Inc.*............................       152,522
   1,510   Mercury Interactive Corp.*..............        90,449
  98,382   Microsoft Corp.*........................     7,142,533
   5,805   Novell, Inc.*...........................        33,030
 102,613   Oracle Corp.*...........................     1,949,647
   4,829   Parametric Technology Corp.*............        67,558
   7,264   VERITAS Software Corp.*.................       483,274
                                                     ------------
                                                       10,734,841
                                                     ------------
           PERSONNEL SERVICES (0.0%)
   3,212   Robert Half International, Inc.*........        79,947
                                                     ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.1%)
   1,935   Watson Pharmaceuticals, Inc.*...........       119,273
                                                     ------------
           PHARMACEUTICALS: MAJOR (8.5%)
  28,312   Abbott Laboratories.....................     1,359,259
  24,027   American Home Products Corp.............     1,404,138
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  35,525   Bristol-Myers Squibb Co.................  $  1,857,958
  55,353   Johnson & Johnson.......................     2,767,632
  20,544   Lilly (Eli) & Co........................     1,520,256
  41,915   Merck & Co., Inc........................     2,678,788
 115,395   Pfizer, Inc.............................     4,621,570
  23,781   Pharmacia Corp..........................     1,092,737
  26,744   Schering-Plough Corp....................       969,203
                                                     ------------
                                                       18,271,541
                                                     ------------
           PHARMACEUTICALS: OTHER (0.3%)
   2,405   Allergan, Inc...........................       205,628
   3,220   Forest Laboratories, Inc.*..............       228,620
   3,133   King Pharmaceuticals, Inc.*.............       168,399
                                                     ------------
                                                          602,647
                                                     ------------
           PRECIOUS METALS (0.1%)
   7,239   Barrick Gold Corp. (Canada).............       109,671
   2,631   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.............................        29,073
   4,813   Homestake Mining Co.*...................        37,301
   3,573   Newmont Mining Corp.....................        66,494
   5,989   Placer Dome Inc. (Canada)...............        58,692
                                                     ------------
                                                          301,231
                                                     ------------
           PROPERTY - CASUALTY INSURERS (0.6%)
  13,242   Allstate Corp. (The) (Note 4)...........       582,516
   3,203   Chubb Corp. (The).......................       248,008
   2,938   Cincinnati Financial Corp...............       116,051
   1,350   Progressive Corp. (The).................       182,507
   3,920   St. Paul Companies, Inc.................       198,705
                                                     ------------
                                                        1,327,787
                                                     ------------
           PUBLISHING: BOOKS/ MAGAZINES (0.1%)
   1,339   Harcourt General, Inc...................        77,916
     902   Meredith Corp...........................        32,301
                                                     ------------
                                                          110,217
                                                     ------------
           PUBLISHING: NEWSPAPERS (0.4%)
   1,582   Dow Jones & Co., Inc....................        94,461

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S & P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   4,836   Gannett Co., Inc........................  $    318,692
   1,338   Knight-Ridder, Inc......................        79,343
   2,911   New York Times Co. (The) (Class A)......       122,262
   5,455   Tribune Co..............................       218,255
                                                     ------------
                                                          833,013
                                                     ------------
           PULP & PAPER (0.3%)
   1,050   Boise Cascade Corp......................        36,929
   4,130   Georgia-Pacific Group...................       139,801
   8,829   International Paper Co..................       315,195
   1,812   Mead Corp...............................        49,178
     517   Potlatch Corp...........................        17,790
   1,842   Westvaco Corp...........................        44,742
   2,054   Willamette Industries, Inc..............       101,673
                                                     ------------
                                                          705,308
                                                     ------------
           RAILROADS (0.3%)
   7,161   Burlington Northern Santa Fe Corp.......       216,047
   3,901   CSX Corp................................       141,372
   7,032   Norfolk Southern Corp...................       145,562
   4,531   Union Pacific Corp......................       248,797
                                                     ------------
                                                          751,778
                                                     ------------
           RECREATIONAL PRODUCTS (0.2%)
   1,601   Brunswick Corp..........................        38,472
   5,302   Eastman Kodak Co........................       247,497
   3,152   Hasbro, Inc.............................        45,546
   7,876   Mattel, Inc.*...........................       149,014
                                                     ------------
                                                          480,529
                                                     ------------
           REGIONAL BANKS (1.1%)
   6,770   AmSouth Bancorporation..................       125,177
  10,520   Fifth Third Bancorp.....................       631,726
   4,070   Northern Trust Corp.....................       254,375
   4,159   Regions Financial Corp..................       133,088
   5,302   Synovus Financial Corp..................       166,377
  34,840   U.S. Bancorp............................       794,004
   2,514   Union Planters Corp.....................       109,610
   1,690   Zions Bancorporation....................        99,710
                                                     ------------
                                                        2,314,067
                                                     ------------
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           RESTAURANTS (0.5%)
   2,158   Darden Restaurants, Inc.................  $     60,208
  23,641   McDonald's Corp.*.......................       639,725
   6,949   Starbucks Corp.*........................       159,827
   2,685   Tricon Global Restaurants, Inc.*........       117,872
   2,078   Wendy's International, Inc..............        53,072
                                                     ------------
                                                        1,030,704
                                                     ------------
           SAVINGS BANKS (0.4%)
   3,779   Charter One Financial, Inc..............       120,550
   2,900   Golden West Financial Corp..............       186,296
  16,043   Washington Mutual, Inc..................       602,415
                                                     ------------
                                                          909,261
                                                     ------------
           SEMICONDUCTORS (3.3%)
   6,287   Advanced Micro Devices, Inc.*...........       181,569
   7,070   Altera Corp.*...........................       205,030
   6,578   Analog Devices, Inc.*...................       284,499
   5,493   Applied Micro Circuits Corp.*...........        94,480
   4,754   Broadcom Corp. (Class A)*...............       203,281
   4,517   Conexant Systems, Inc.*.................        40,427
 122,929   Intel Corp..............................     3,595,673
   5,810   Linear Technology Corp..................       256,918
   6,606   LSI Logic Corp.*........................       124,193
   6,001   Maxim Integrated Products, Inc.*........       265,304
  10,898   Micron Technology, Inc.*................       447,908
   3,170   National Semiconductor Corp.*...........        92,310
  31,733   Texas Instruments, Inc..................       999,590
   3,351   Vitesse Semiconductor Corp.*............        70,505
   6,080   Xilinx, Inc.*...........................       250,739
                                                     ------------
                                                        7,112,426
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (0.1%)
   7,123   Healthsouth Corp.*......................       113,754
   5,386   IMS Health Inc..........................       153,501
   2,131   Quintiles Transnational Corp.*..........        53,808
                                                     ------------
                                                          321,063
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S & P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SPECIALTY INSURANCE (0.2%)
   1,934   Ambac Financial Group, Inc..............  $    112,559
   2,710   MBIA, Inc...............................       150,893
   1,958   MGIC Investment Corp....................       142,229
                                                     ------------
                                                          405,681
                                                     ------------
           SPECIALTY STORES (0.3%)
   2,047   AutoZone, Inc.*.........................        76,763
   5,276   Bed Bath & Beyond Inc.*.................       158,280
   5,439   Office Depot, Inc.*.....................        56,457
   8,341   Staples, Inc.*..........................       133,373
   2,668   Tiffany & Co............................        96,635
   3,611   Toys 'R' Us, Inc.*......................        89,372
                                                     ------------
                                                          610,880
                                                     ------------
           SPECIALTY TELECOMMUNICATIONS (0.6%)
   2,577   CenturyTel, Inc.........................        78,083
   4,816   Citizens Communications Co.*............        57,936
  16,204   Global Crossing Ltd. (Bermuda)*.........       140,003
  30,367   Qwest Communications International,
            Inc....................................       967,796
                                                     ------------
                                                        1,243,818
                                                     ------------
           STEEL (0.1%)
   1,466   Allegheny Technologies Inc..............        26,520
   1,418   Nucor Corp..............................        69,326
   1,623   USX-U.S. Steel Group....................        32,703
   1,561   Worthington Industries, Inc.............        21,230
                                                     ------------
                                                          149,779
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.5%)
  14,287   ADC Telecommunications, Inc.*...........        94,294
   1,488   Andrew Corp.*...........................        27,454
   3,128   Comverse Technology, Inc.*..............       180,235
  17,002   Corning Inc.............................       284,103
  62,256   Lucent Technologies Inc.................       385,987
  40,145   Motorola, Inc...........................       664,801
NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  58,242   Nortel Networks Corp. (Canada)*.........  $    529,420
  13,842   QUALCOMM Inc.*..........................       809,480
   2,977   Scientific-Atlanta, Inc.................       120,866
   7,480   Tellabs, Inc.*..........................       144,214
                                                     ------------
                                                        3,240,854
                                                     ------------
           TOBACCO (1.0%)
  40,199   Philip Morris Companies, Inc............     2,040,099
   2,985   UST, Inc................................        86,147
                                                     ------------
                                                        2,126,246
                                                     ------------
           TOOLS/HARDWARE (0.1%)
   1,486   Black & Decker Corp.....................        58,638
   1,052   Snap-On, Inc............................        25,416
   1,554   Stanley Works (The).....................        65,082
                                                     ------------
                                                          149,136
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.3%)
   6,275   Caterpillar, Inc........................       314,064
     747   Cummins Engine Co., Inc.................        28,909
   4,291   Deere & Co..............................       162,414
   1,086   Navistar International Corp.*...........        30,549
   1,399   PACCAR, Inc.............................        71,937
                                                     ------------
                                                          607,873
                                                     ------------
           WHOLESALE DISTRIBUTORS (0.1%)
   3,144   Genuine Parts Co........................        99,036
   1,736   Grainger (W.W.), Inc....................        71,454
                                                     ------------
                                                          170,490
                                                     ------------
           WIRELESS COMMUNICATIONS (0.3%)
  13,984   Nextel Communications, Inc.
            (Class A)*.............................       244,720
  17,127   Sprint Corp. (PCS Group)*...............       413,617
                                                     ------------
                                                          658,337
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $211,530,175)....................   201,634,726
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S & P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (A) (6.4%)
           U.S. GOVERNMENT AGENCY
 $13,700   Federal National Mortgage Assoc. 3.94%
            due 07/02/01
            (COST $13,698,501)(B)..................  $ 13,698,501
                                                     ------------

  TOTAL INVESTMENTS
   (COST $225,228,676)(B).................   100.0%  215,333,227
  LIABILITIES IN EXCESS OF OTHER ASSETS...     0.0       (26,052)
                                            ------  ------------

  NET ASSETS..............................   100.0% $215,307,175
                                            ======  ============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   ** SOME OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
   (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $23,253,572 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $33,149,021, RESULTING IN NET UNREALIZED DEPRECIATION OF $9,895,449.

FUTURES CONTRACTS OPEN AT JUNE 30, 2001:

                                                                                                        UNDERLYING
      NUMBER OF                                                                                        FACE AMOUNT
      CONTRACTS              LONG/SHORT              DESCRIPTION, DELIVERY MONTH, AND YEAR               AT VALUE
--------------------------------------------------------------------------------------------------------------------
         43                     Long                     S&P 500 Index September/2001                  $13,240,775


      NUMBER OF         UNREALIZED
      CONTRACTS            LOSS
---------------------  -------------
         43              $(615,174)

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Competitive Edge "Best Ideas" PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
  SHARES                                                 VALUE

-----------------------------------------------------------------

            COMMON AND PREFERRED STOCKS (98.7%)
            AUSTRALIA (3.0%)
            MEDIA CONGLOMERATES
   220,000  News Corporation Ltd. (Pref.)...........  $ 1,770,087
                                                      -----------
            FINLAND (2.4%)
            PULP & PAPER
    50,000  UPM-Kymmene Oyj.........................    1,418,741
                                                      -----------
            FRANCE (10.6%)
            ENGINEERING & CONSTRUCTION
    50,000  Suez S.A................................    1,614,620
                                                      -----------
            FOOD: MAJOR DIVERSIFIED
    12,000  Groupe Danone...........................    1,653,031
                                                      -----------
            MULTI-LINE INSURANCE
    51,000  AXA.....................................    1,458,385
                                                      -----------
            OIL REFINING/MARKETING
    10,000  Total Fina Elf S.A......................    1,405,569
                                                      -----------
            TOTAL FRANCE............................    6,131,605
                                                      -----------
            GERMANY (2.7%)
            MOTOR VEHICLES
    47,100  Bayerische Motoren Werke (BMW) AG.......    1,556,995
                                                      -----------
            JAPAN (4.8%)
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
    86,900  Matsushita Electric Industrial Co.,
             Ltd....................................    1,359,532
                                                      -----------
            ELECTRONICS/APPLIANCES
    22,310  Sony Corp...............................    1,466,234
                                                      -----------
            TOTAL JAPAN.............................    2,825,766
                                                      -----------
            NETHERLANDS (2.5%)
            BEVERAGES: ALCOHOLIC
    36,250  Heineken NV.............................    1,467,254
                                                      -----------
NUMBER OF
  SHARES                                                 VALUE

-----------------------------------------------------------------

            SWEDEN (1.7%)
            LIFE/HEALTH INSURANCE
   109,100  Skandia Forsakrings AB..................  $ 1,004,789
                                                      -----------
            SWITZERLAND (2.1%)
            PHARMACEUTICALS: MAJOR
    34,500  Novartis AG (Registered Shares).........    1,250,613
                                                      -----------
            UNITED KINGDOM (5.4%)
            BEVERAGES: ALCOHOLIC
   158,000  Diageo PLC..............................    1,742,490
                                                      -----------
            INTEGRATED OIL
    28,000  BP Amoco PLC (ADR)......................    1,395,800
                                                      -----------
            TOTAL UNITED KINGDOM....................    3,138,290
                                                      -----------
            UNITED STATES (63.5%)
            AIR FREIGHT/COURIERS
    39,000  FedEx Corp.*............................    1,567,800
                                                      -----------
            BEVERAGES: NON-ALCOHOLIC
    24,500  PepsiCo, Inc............................    1,082,900
                                                      -----------
            BROADCASTING
    28,500  Clear Channel Communications, Inc.*.....    1,786,950
                                                      -----------
            COMPUTER COMMUNICATIONS
    80,000  Cisco Systems, Inc.*....................    1,456,000
                                                      -----------
            COMPUTER PERIPHERALS
    51,000  EMC Corp.*..............................    1,481,550
                                                      -----------
            DATA PROCESSING SERVICES
    26,000  Automatic Data Processing, Inc..........    1,292,200
                                                      -----------
            DISCOUNT STORES
    30,000  Wal-Mart Stores, Inc....................    1,464,000
                                                      -----------
            ELECTRICAL PRODUCTS
    22,500  Emerson Electric Co.....................    1,361,250
                                                      -----------
            FINANCIAL CONGLOMERATES
    30,000  American Express Co.....................    1,164,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Competitive Edge "Best Ideas" PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                 VALUE

-----------------------------------------------------------------

    21,000  Citigroup, Inc..........................  $ 1,109,640
    26,000  State Street Corp.......................    1,286,740
                                                      -----------
                                                        3,560,380
                                                      -----------
            INDUSTRIAL CONGLOMERATES
    38,000  General Electric Co.....................    1,852,500
    22,500  United Technologies Corp................    1,648,350
                                                      -----------
                                                        3,500,850
                                                      -----------
            MAJOR BANKS
    32,000  Bank of New York Co., Inc...............    1,536,000
                                                      -----------
            MEDIA CONGLOMERATES
    36,500  AOL Time Warner Inc.*...................    1,934,500
                                                      -----------
            MEDICAL SPECIALTIES
    33,200  Medtronic, Inc..........................    1,527,532
                                                      -----------
            OIL & GAS PIPELINES
    25,500  Enron Corp..............................    1,249,500
                                                      -----------
            OILFIELD SERVICES/EQUIPMENT
    35,000  Halliburton Co..........................    1,246,000
    22,400  Schlumberger Ltd........................    1,179,360
                                                      -----------
                                                        2,425,360
                                                      -----------
            PACKAGED SOFTWARE
    27,000  Microsoft Corp.*........................    1,960,200
                                                      -----------
            PHARMACEUTICALS: MAJOR
    24,000  American Home Products Corp.............    1,402,560
    33,000  Johnson & Johnson.......................    1,650,000
    30,900  Schering-Plough Corp....................    1,119,816
                                                      -----------
                                                        4,172,376
                                                      -----------
            RESTAURANTS
    55,000  McDonald's Corp.........................    1,488,300
                                                      -----------
NUMBER OF
  SHARES                                                 VALUE

-----------------------------------------------------------------

            TELECOMMUNICATION EQUIPMENT
   108,000  Lucent Technologies Inc.................  $   669,600
    95,000  Motorola, Inc...........................    1,573,200
                                                      -----------
                                                        2,242,800
                                                      -----------
            TOTAL UNITED STATES.....................   37,090,448
                                                      -----------
            TOTAL COMMON AND PREFERRED STOCKS
             (COST $69,976,266).....................   57,654,588
                                                      -----------
PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (1.3%)
            REPURCHASE AGREEMENT
$      749  The Bank of New York 3.875%
             due 07/02/01 (dated 06/29/01; proceeds
             $749,373) (a)
             (COST $749,131)........................      749,131
                                                      -----------

  TOTAL INVESTMENTS
   (COST $70,725,397)(B)..................   100.0%  58,403,719
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.0        2,883
                                            ------  -----------

  NET ASSETS..............................   100.0% $58,406,602
                                            ======  ===========

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (A) COLLATERALIZED BY $714,260 FEDERAL HOME LOAN MORTGAGE CORP. 6.875% DUE 09/15/10 VALUED AT $764,118.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,548,134 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $13,869,812 RESULTING IN NET UNREALIZED DEPRECIATION OF $12,321,678.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Competitive Edge "Best Ideas" PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2001:
      CONTRACTS                        IN EXCHANGE                   DELIVERY                             UNREALIZED
     TO DELIVER                            FOR                         DATE                              DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
      EUR 45,154                        $ 38,191                     07/03/01                              $  (181)
     EUR 116,363                        $ 98,414                     07/05/01                                 (471)
     EUR 358,196                        $302,944                     07/05/01                               (1,451)
                                                                                                           -------
      Total unrealized depreciation.................................................................       $(2,103)
                                                                                                           =======

CURRENCY ABBREVIATION:
-----------------------
EUR           Euro.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Competitive Edge "Best Ideas" SUMMARY OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------
Air Freight/Couriers....................  $ 1,567,800        2.7%
Beverages: Alcoholic....................    3,209,744        5.5
Beverages: Non-Alcoholic................    1,082,900        1.9
Broadcasting............................    1,786,950        3.1
Computer Communications.................    1,456,000        2.5
Computer Peripherals....................    1,481,550        2.5
Data Processing Services................    1,292,200        2.2
Discount Stores.........................    1,464,000        2.5
Electrical Products.....................    1,361,250        2.3
Electronic Equipment/Instruments........    1,359,532        2.3
Electronics/Appliances..................    1,466,234        2.5
Engineering & Construction..............    1,614,620        2.8
Financial Conglomerates.................    3,560,380        6.1
Food: Major Diversified.................    1,653,031        2.8
Industrial Conglomerates................    3,500,850        6.1
Integrated Oil..........................    1,395,800        2.4
Life/Health Insurance...................    1,004,789        1.7
Major Banks.............................    1,536,000        2.6
Media Conglomerates.....................    3,704,587        6.3
Medical Specialties.....................    1,527,532        2.6
Motor Vehicles..........................    1,556,995        2.7
Multi-Line Insurance....................    1,458,385        2.5
Oil & Gas Pipelines.....................    1,249,500        2.1
Oil Refining/Marketing..................    1,405,569        2.4
Oilfield Services/Equipment.............    2,425,360        4.2
Packaged Software.......................    1,960,200        3.4
Pharmaceuticals: Major..................    5,422,989        9.3
Pulp & Paper............................    1,418,741        2.4
Restaurants.............................    1,488,300        2.5
Telecommunication Equipment.............    2,242,800        3.8
Repurchase Agreement....................      749,131        1.3
                                          -----------   --------
                                          $58,403,719      100.0%
                                          ===========   ========

                                                       PERCENT OF
TYPE OF INVESTMENT                           VALUE     NET ASSETS

-----------------------------------------------------------------
Common Stocks...........................  $55,884,501       95.7%
Preferred Stock.........................    1,770,087        3.0
Short-Term Investment...................      749,131        1.3
                                          -----------   --------
                                          $58,403,719      100.0%
                                          ===========   ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (94.3%)
           ADVERTISING/MARKETING SERVICES (1.5%)
 13,900    Lamar Advertising Co.*..................  $    611,600
  8,900    Omnicom Group, Inc......................       765,400
  4,200    TMP Worldwide, Inc.*....................       248,262
                                                     ------------
                                                        1,625,262
                                                     ------------
           AEROSPACE & DEFENSE (0.3%)
  4,400    General Dynamics Corp...................       342,364
                                                     ------------
           ALUMINUM (1.5%)
 13,100    Alcan Inc. (Canada).....................       550,462
 27,310    Alcoa, Inc..............................     1,076,014
                                                     ------------
                                                        1,626,476
                                                     ------------
           APPAREL/FOOTWEAR (0.6%)
 15,900    Coach, Inc.*............................       604,995
  2,200    Polo Ralph Lauren Corp.*................        56,760
                                                     ------------
                                                          661,755
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (2.1%)
 31,700    Abercrombie & Fitch Co. (Class A)*......     1,410,650
 15,800    AnnTaylor Stores Corp.*.................       565,640
  7,100    Children's Place Retail Stores, Inc.
            (The)*.................................       190,280
  4,200    Gap, Inc. (The).........................       121,800
                                                     ------------
                                                        2,288,370
                                                     ------------
           BEVERAGES: ALCOHOLIC (0.9%)
 16,660    Anheuser-Busch Companies, Inc...........       686,392
  7,700    Constellation Brands Inc. (Class A)*....       315,700
                                                     ------------
                                                        1,002,092
                                                     ------------
           BIOTECHNOLOGY (6.3%)
 14,900    Abgenix, Inc.*..........................       670,500
  6,700    Alkermes, Inc.*.........................       235,170
  6,700    Amgen Inc.*.............................       406,556
  5,000    Cephalon, Inc.*.........................       352,500
  4,300    CV Therapeutics, Inc.*..................       245,100
NUMBER OF
SHARES                                                 VALUE

-----------------------------------------------------------------

  6,600    Enzon, Inc.*............................  $    412,500
 21,600    Genzyme Corp. (General Division)*.......     1,317,600
 20,600    Gilead Sciences, Inc.*..................     1,198,714
  3,600    ICOS Corp.*.............................       230,400
 19,290    IDEC Pharmaceuticals Corp.*.............     1,305,740
    300    MedImmune, Inc.*........................        14,160
  5,300    Myriad Genetics, Inc.*..................       335,595
  4,600    Vertex Pharmaceuticals, Inc.*...........       227,700
                                                     ------------
                                                        6,952,235
                                                     ------------
           BROADCASTING (2.5%)
 16,100    Clear Channel Communications, Inc.*.....     1,009,470
  5,500    Entercom Communications Corp.*..........       294,855
 18,300    Univision Communications, Inc.
            (Class A)*.............................       782,874
 13,100    USA Networks, Inc.*.....................       369,289
  6,800    Westwood One, Inc.*.....................       250,580
                                                     ------------
                                                        2,707,068
                                                     ------------
           CABLE/SATELLITE TV (3.0%)
  8,600    Adelphia Communications Corp.
            (Class A)*.............................       352,600
 36,900    Charter Communications, Inc.
            (Class A)*.............................       861,615
 28,200    Comcast Corp. (Class A Special)*........     1,223,880
 19,370    Cox Communications, Inc. (Class A)*.....       858,091
                                                     ------------
                                                        3,296,186
                                                     ------------
           CHEMICALS: SPECIALTY (0.2%)
  5,600    Sigma-Aldrich Corp......................       216,272
                                                     ------------
           COMPUTER COMMUNICATIONS (1.2%)
 18,200    Brocade Communications Systems, Inc.*...       800,618
 29,300    Cisco Systems, Inc.*....................       533,260
                                                     ------------
                                                        1,333,878
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                 VALUE

-----------------------------------------------------------------

           COMPUTER PROCESSING HARDWARE (2.1%)
 14,200    International Business Machines Corp....  $  1,604,600
 43,900    Sun Microsystems, Inc.*.................       690,108
                                                     ------------
                                                        2,294,708
                                                     ------------
           CONTRACT DRILLING (0.5%)
 15,050    ENSCO International Inc.................       352,170
  8,900    Pride International, Inc.*..............       169,100
                                                     ------------
                                                          521,270
                                                     ------------
           DATA PROCESSING SERVICES (1.2%)
  8,500    Bisys Group, Inc. (The)*................       501,500
 12,600    First Data Corp.........................       809,550
                                                     ------------
                                                        1,311,050
                                                     ------------
           DISCOUNT STORES (0.9%)
 10,100    BJ's Wholesale Club, Inc.*..............       537,926
 21,900    Kmart Corp.*............................       251,193
  4,500    Target Corp.............................       155,700
                                                     ------------
                                                          944,819
                                                     ------------
           ELECTRIC UTILITIES (1.3%)
 12,800    Constellation Energy Group, Inc.........       545,280
  8,080    Duke Energy Corp........................       315,201
  9,140    Exelon Corp.............................       586,057
                                                     ------------
                                                        1,446,538
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (2.4%)
  5,700    Amkor Technology, Inc.*.................       125,970
 21,850    KLA-Tencor Corp.*.......................     1,277,569
 21,210    Novellus Systems, Inc.*.................     1,204,516
                                                     ------------
                                                        2,608,055
                                                     ------------
           ELECTRONICS/APPLIANCE STORES (0.5%)
  8,500    Best Buy Co., Inc.*.....................       539,920
                                                     ------------
           ELECTRONICS/ APPLIANCES (0.4%)
  7,200    Sony Corp. (ADR) (Japan)................       473,760
                                                     ------------
NUMBER OF
SHARES                                                 VALUE

-----------------------------------------------------------------

           ENGINEERING & CONSTRUCTION (0.4%)
  4,300    Fluor Corp..............................  $    194,145
  3,100    Jacobs Engineering Group, Inc.*.........       202,213
                                                     ------------
                                                          396,358
                                                     ------------
           ENVIRONMENTAL SERVICES (1.2%)
 24,300    Allied Waste Industries, Inc.*..........       453,924
 29,500    Waste Management, Inc...................       909,190
                                                     ------------
                                                        1,363,114
                                                     ------------
           FINANCE/RENTAL/ LEASING (4.4%)
 24,330    Fannie Mae..............................     2,071,699
 25,370    Freddie Mac.............................     1,775,900
  4,500    Household International, Inc............       300,150
  6,900    MBNA Corp...............................       227,355
  5,800    USA Education Inc.......................       423,400
                                                     ------------
                                                        4,798,504
                                                     ------------
           FINANCIAL CONGLOMERATES (1.2%)
 24,093    Citigroup, Inc..........................     1,273,074
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (0.7%)
  9,600    Moody's Corp............................       321,600
 15,000    SunGard Data Systems Inc.*..............       450,150
                                                     ------------
                                                          771,750
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (0.3%)
  6,100    Unilever N.V. (Netherlands).............       363,377
                                                     ------------
           FOOD: MEAT/FISH/DAIRY (0.2%)
  7,500    Dreyer's Grand Ice Cream, Inc...........       209,250
                                                     ------------
           FOOD: SPECIALTY/CANDY (0.2%)
  3,600    Hershey Foods Corp......................       222,156
                                                     ------------
           HOME IMPROVEMENT CHAINS (0.8%)
 12,400    Lowe's Companies, Inc...................       899,620
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                 VALUE

-----------------------------------------------------------------

           HOSPITAL/NURSING MANAGEMENT (3.4%)
 22,700    Beverly Enterprises, Inc.*..............  $    242,890
 25,000    HCA-The Healthcare Corp.................     1,129,750
 28,400    Health Management Associates, Inc.
            (Class A)*.............................       597,536
  6,800    Manor Care, Inc.*.......................       215,900
  5,300    Province Healthcare Co.*................       187,037
 21,600    Tenet Healthcare Corp.*.................     1,114,344
  7,500    Triad Hospitals, Inc.*..................       221,025
                                                     ------------
                                                        3,708,482
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (0.1%)
  2,300    Procter & Gamble Co. (The)..............       146,740
                                                     ------------
           INDUSTRIAL CONGLOMERATES (0.2%)
  2,900    United Technologies Corp................       212,454
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.4%)
  4,500    Electronic Data Systems Corp............       281,250
 25,960    PeopleSoft, Inc.*.......................     1,278,011
                                                     ------------
                                                        1,559,261
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.1%)
  5,900    Willis Group Holdings Ltd.*.............       104,725
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (1.8%)
  1,100    RealNetworks, Inc.*.....................        12,925
 21,800    Siebel Systems, Inc.*...................     1,022,420
 13,100    VeriSign, Inc.*.........................       786,131
 21,600    Vignette Corp.*.........................       191,592
                                                     ------------
                                                        2,013,068
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.0%)
 14,420    Lehman Brothers Holdings, Inc...........     1,121,155
                                                     ------------
           INVESTMENT MANAGERS (0.4%)
 12,500    Federated Investors, Inc. (Class B).....       402,500
                                                     ------------
NUMBER OF
SHARES                                                 VALUE

-----------------------------------------------------------------

           LIFE/HEALTH INSURANCE (0.3%)
 11,240    AFLAC, Inc..............................  $    353,948
                                                     ------------
           MAJOR BANKS (2.9%)
 19,000    Bank of America Corp....................     1,140,570
 20,700    Bank of New York Co., Inc...............       993,600
  5,700    Bank One Corp...........................       204,060
 13,100    BB&T Corp...............................       480,770
  5,700    PNC Financial Services Group, Inc.......       375,003
                                                     ------------
                                                        3,194,003
                                                     ------------
           MEDIA CONGLOMERATES (2.4%)
 49,200    AOL Time Warner Inc.*...................     2,607,600
                                                     ------------
           MEDICAL DISTRIBUTORS (2.0%)
  9,800    AmeriSource Health Corp. (Class A)*.....       541,940
  8,400    Andrx Group *...........................       646,800
  9,450    Cardinal Health, Inc....................       652,050
 10,600    McKesson HBOC, Inc......................       393,472
                                                     ------------
                                                        2,234,262
                                                     ------------
           MEDICAL SPECIALTIES (2.1%)
 31,480    Baxter International, Inc...............     1,542,520
 12,600    Biomet, Inc.............................       605,556
  3,000    Varian Medical Systems, Inc.*...........       214,500
                                                     ------------
                                                        2,362,576
                                                     ------------
           MEDICAL/NURSING SERVICES (0.6%)
 10,200    Lincare Holdings, Inc.*.................       306,102
 10,300    Renal Care Group, Inc.*.................       338,767
                                                     ------------
                                                          644,869
                                                     ------------
           METAL FABRICATIONS (0.1%)
  3,500    Shaw Group Inc. (The)*..................       140,350
                                                     ------------
           MOTOR VEHICLES (0.3%)
  4,500    General Motors Corp.....................       289,575
                                                     ------------
           MOVIES/ENTERTAINMENT (0.4%)
 16,100    Fox Entertainment Group, Inc.
            (Class A)*.............................       449,190
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (2.0%)
 18,500    BJ Services Co.*........................       525,030

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                 VALUE

-----------------------------------------------------------------

 13,200    Grant Prideco, Inc.*....................  $    230,868
  6,100    Hanover Compressor Co.*.................       201,849
 11,000    Oceaneering International, Inc.*........       228,250
  2,800    Smith International, Inc.*..............       167,720
 17,500    Weatherford International, Inc.*........       840,000
                                                     ------------
                                                        2,193,717
                                                     ------------
           OTHER CONSUMER SERVICES (1.9%)
 24,400    Cendant Corp.*..........................       475,800
 15,800    eBay, Inc.*.............................     1,082,142
  6,700    Expedia, Inc. (Class A)*................       312,220
  6,500    Travelocity.com Inc.*...................       199,550
                                                     ------------
                                                        2,069,712
                                                     ------------
           PACKAGED SOFTWARE (5.8%)
 51,200    Microsoft Corp.*........................     3,717,120
 51,000    Oracle Corp.*...........................       969,000
  6,100    QLogic Corp.*...........................       393,145
  8,900    Rational Software Corp.*................       249,645
 22,600    SAP AG (ADR) (Germany)..................       793,034
  3,400    VERITAS Software Corp.*.................       226,202
                                                     ------------
                                                        6,348,146
                                                     ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.4%)
 11,600    IVAX Corp.*.............................       452,400
                                                     ------------
           PHARMACEUTICALS: MAJOR (2.7%)
  8,490    Abbott Laboratories.....................       407,605
 21,610    American Home Products Corp.............     1,262,888
  5,100    Bristol-Myers Squibb Co.................       266,730
 10,200    Johnson & Johnson.......................       510,000
 13,790    Pfizer, Inc.............................       552,290
                                                     ------------
                                                        2,999,513
                                                     ------------
           PHARMACEUTICALS: OTHER (2.3%)
  7,600    Aviron*.................................       433,200
  9,320    Forest Laboratories, Inc.*..............       661,720
 20,400    King Pharmaceuticals, Inc.*.............     1,096,500
NUMBER OF
SHARES                                                 VALUE

-----------------------------------------------------------------

  5,400    Teva Pharmaceutical Industries Ltd.
            (ADR) (Israel).........................  $    336,420
                                                     ------------
                                                        2,527,840
                                                     ------------
           PROPERTY - CASUALTY INSURERS (4.7%)
 13,500    ACE, Ltd. (Bermuda).....................       527,715
 35,800    Allstate Corp. (The) (Note 4)...........     1,574,842
 13,500    Everest Re Group, Ltd. (Bermuda)........     1,009,800
 10,500    PartnerRe Ltd. (Bermuda)................       581,700
  5,400    Progressive Corp. (The).................       730,026
 13,900    St. Paul Companies, Inc.................       704,591
                                                     ------------
                                                        5,128,674
                                                     ------------
           RAILROADS (0.8%)
 11,700    CSX Corp................................       424,008
 20,000    Norfolk Southern Corp...................       414,000
                                                     ------------
                                                          838,008
                                                     ------------
           RECREATIONAL PRODUCTS (1.7%)
  6,500    Activision, Inc.*.......................       255,125
 14,100    Electronic Arts Inc.*...................       816,390
 27,800    Mattel, Inc.*...........................       525,976
  4,500    THQ, Inc.*..............................       268,335
                                                     ------------
                                                        1,865,826
                                                     ------------
           REGIONAL BANKS (1.3%)
 24,200    Fifth Third Bancorp.....................     1,453,210
                                                     ------------
           RESTAURANTS (0.8%)
  8,000    Darden Restaurants, Inc.................       223,200
 15,100    McDonald's Corp.........................       408,606
  8,400    Outback Steakhouse, Inc.*...............       241,920
                                                     ------------
                                                          873,726
                                                     ------------
           SAVINGS BANKS (0.5%)
  8,300    Golden West Financial Corp..............       533,192
                                                     ------------
           SEMICONDUCTORS (4.4%)
 13,800    Advanced Micro Devices, Inc.*...........       398,544
    800    Infineon Technologies AG (ADR)
            (Germany)..............................        18,760
 41,800    Intel Corp..............................     1,222,650
 10,100    Intersil Holding Corp. (Class A)*.......       367,640

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                 VALUE

-----------------------------------------------------------------

 23,500    Linear Technology Corp..................  $  1,039,170
 16,300    Marvell Technology Group Ltd.
            (Bermuda)*.............................       438,470
 26,400    Micron Technology, Inc.*................     1,085,040
  3,300    STMicroelectronics NV (Switzerland).....       112,200
  4,800    Texas Instruments, Inc..................       151,200
                                                     ------------
                                                        4,833,674
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (1.7%)
  7,800    AdvancePCS*.............................       499,590
 14,800    Laboratory Corp. of America Holdings*...     1,138,120
  3,500    Quest Diagnostics Inc.*.................       261,975
                                                     ------------
                                                        1,899,685
                                                     ------------
           SPECIALTY INSURANCE (1.7%)
  3,000    MGIC Investment Corp....................       217,920
  9,600    PMI Group, Inc. (The)...................       697,536
 12,300    XL Capital Ltd. (Class A) (Bermuda).....     1,009,830
                                                     ------------
                                                        1,925,286
                                                     ------------
           SPECIALTY STORES (1.7%)
 18,400    Barnes & Noble, Inc.*...................       724,040
  3,400    Bed Bath & Beyond Inc.*.................       102,000
 40,400    Toys 'R' Us, Inc.*......................       999,900
                                                     ------------
                                                        1,825,940
                                                     ------------
           STEEL (0.3%)
  6,800    Nucor Corp..............................       332,452
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (0.8%)
  3,300    Comverse Technology, Inc.*..............       190,146
  7,698    Nokia Corp. (ADR) (Finland).............       169,664
 13,600    RF Micro Devices, Inc.*.................       364,480
  4,700    Scientific-Atlanta, Inc.................       190,820
                                                     ------------
                                                          915,110
                                                     ------------
           TOBACCO (0.6%)
 12,100    Philip Morris Companies, Inc............       614,075
                                                     ------------
NUMBER OF
SHARES                                                 VALUE

-----------------------------------------------------------------

           TOOLS/HARDWARE (0.2%)
  5,400    Stanley Works (The).....................  $    226,152
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $98,987,132).....................   103,890,377
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS

---------

           U.S. GOVERNMENT OBLIGATION (2.0%)
 $2,180    U.S. Treasury Bond 6.125% due 11/15/27
            (COST $2,259,607)......................     2,246,883
                                                     ------------
           SHORT-TERM INVESTMENT (5.0%)
           REPURCHASE AGREEMENT
  5,472    The Bank of New York 3.875%
            due 07/02/01 (dated 06/29/01; proceeds
            $5,474,065)(a)
            (COST $5,472,298)......................     5,472,298
                                                     ------------

  TOTAL INVESTMENTS
   (COST $106,719,037)(B).................   101.3%  111,609,558
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (1.3)   (1,406,162)
                                            ------  ------------

  NET ASSETS..............................   100.0% $110,203,396
                                            ======  ============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (A) COLLATERALIZED BY $5,217,575 FEDERAL HOME LOAN MORTGAGE CORP. 6.875% DUE 09/15/10 VALUED AT $5,581,777.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $8,081,374 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,190,853, RESULTING IN NET UNREALIZED APPRECIATION OF $4,890,521.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (66.3%)
           AEROSPACE & DEFENSE (3.6%)
  2,100    General Dynamics Corp...................  $   163,401
  1,500    Goodrich Corp...........................       56,970
  1,700    Northrop Grumman Corp...................      136,170
                                                     -----------
                                                         356,541
                                                     -----------
           BROADCASTING (0.9%)
  2,100    Univision Communications, Inc.
            (Class A)*.............................       89,838
                                                     -----------
           CABLE/SATELLITE TV (8.3%)
  3,900    Adelphia Communications Corp.
            (Class A)*.............................      159,900
  6,400    Charter Communications, Inc.
            (Class A)*.............................      149,440
  6,400    Comcast Corp. (Class A Special)*........      277,760
  5,600    Cox Communications, Inc. (Class A)*.....      248,080
                                                     -----------
                                                         835,180
                                                     -----------
           COMPUTER COMMUNICATIONS (2.8%)
  3,200    3Com Corp.*.............................       15,200
    900    Brocade Communications Systems, Inc.*...       39,591
  4,300    Cisco Systems, Inc.*....................       78,260
    400    Emulex Corp.*...........................       16,160
    900    Extreme Networks, Inc.*.................       26,550
  1,100    Finisar Corp.*..........................       20,548
    900    Foundry Networks, Inc.*.................       17,982
  1,100    Juniper Networks, Inc.*.................       34,210
    600    McDATA Corp. (Class A)*.................       10,530
  1,100    McDATA Corp. (Class B)*.................       24,024
                                                     -----------
                                                         283,055
                                                     -----------
           COMPUTER PERIPHERALS (0.7%)
  1,300    EMC Corp.*..............................       37,765
  2,100    Network Appliance, Inc.*................       28,770
                                                     -----------
                                                          66,535
                                                     -----------

NUMBER OF
SHARES                                                 VALUE

----------------------------------------------------------------

           COMPUTER PROCESSING HARDWARE (4.7%)
  2,100    Compaq Computer Corp....................  $    32,529
  3,900    Dell Computer Corp.*....................      101,205
  1,700    International Business Machines Corp....      192,100
  1,700    NCR Corp.*..............................       79,900
  4,300    Sun Microsystems, Inc.*.................       67,596
                                                     -----------
                                                         473,330
                                                     -----------
           DATA PROCESSING SERVICES (0.4%)
    600    Affiliated Computer Services, Inc.
            (Class A)*.............................       43,146
                                                     -----------
           ELECTRONIC COMPONENTS (1.9%)
  1,700    Anaren Microwave Inc.*..................       34,000
    400    Cree Research, Inc.*....................       10,458
  1,700    Flextronics International, Ltd.
            (Singapore)*...........................       44,387
    600    NVIDIA Corp.*...........................       55,650
  3,700    Read-Rite Corp.*........................       19,425
  1,300    Sanmina Corp.*..........................       30,433
                                                     -----------
                                                         194,353
                                                     -----------
           ELECTRONIC DISTRIBUTORS (0.4%)
  1,000    CDW Computer Centers, Inc.*.............       39,710
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.7%)
  3,400    JDS Uniphase Corp.*.....................       43,350
  1,700    Newport Corp............................       45,050
  1,800    PerkinElmer, Inc........................       49,554
  1,100    Tektronix, Inc.*........................       29,865
                                                     -----------
                                                         167,819
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (2.9%)
  2,100    Applied Materials, Inc.*................      103,110
  1,500    ASM Lithography Holding NV
            (Netherlands)*.........................       33,375
    400    AXT, Inc.*..............................       10,680
    900    Lam Research Corp.*.....................       26,685

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                 VALUE

----------------------------------------------------------------

  1,100    Novellus Systems, Inc.*.................  $    62,469
  1,300    Veeco Instruments, Inc.*................       51,675
                                                     -----------
                                                         287,994
                                                     -----------
           FINANCIAL PUBLISHING/ SERVICES (1.9%)
  6,400    SunGard Data Systems Inc.*..............      192,064
                                                     -----------
           INDUSTRIAL CONGLOMERATES (2.7%)
  3,700    United Technologies Corp................      271,062
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (0.2%)
    400    PeopleSoft, Inc.*.......................       19,692
                                                     -----------
           INTERNET SOFTWARE/ SERVICES (3.7%)
    600    Agile Software Co.*.....................       10,200
  2,100    Art Technology Group, Inc.*.............       12,180
  1,700    BEA Systems, Inc.*......................       52,207
  1,000    Business Objects S.A. (ADR) (France)*...       23,600
  1,100    Check Point Software Technologies Ltd.
            (Israel)*..............................       55,627
  1,300    KPMG Consulting, Inc.*..................       19,955
  2,600    Openwave Systems Inc.*..................       90,220
    900    Siebel Systems, Inc.*...................       42,210
  1,100    VeriSign, Inc.*.........................       66,011
                                                     -----------
                                                         372,210
                                                     -----------
           MAJOR TELECOMMUNICATIONS (2.5%)
  3,400    SBC Communications, Inc.................      136,204
  2,100    Verizon Communications Inc..............      112,350
                                                     -----------
                                                         248,554
                                                     -----------
           MANAGED HEALTH CARE (0.1%)
    300    Rightchoice Managed Care, Inc.*.........       13,320
                                                     -----------
           MEDIA CONGLOMERATES (1.9%)
  2,600    AOL Time Warner Inc.*...................      137,800
  1,700    Disney (Walt) Co. (The).................       49,113
                                                     -----------
                                                         186,913
                                                     -----------

NUMBER OF
SHARES                                                 VALUE

----------------------------------------------------------------

           OILFIELD SERVICES/ EQUIPMENT (3.1%)
  2,400    Baker Hughes Inc........................  $    80,400
  3,000    Schlumberger Ltd........................      157,950
  2,600    Veritas DGC Inc.*.......................       72,150
                                                     -----------
                                                         310,500
                                                     -----------
           PACKAGED SOFTWARE (3.7%)
    600    E.piphany, Inc.*........................        6,096
    400    i2 Technologies, Inc.*..................        7,920
    499    IONA Technologies PLC (ADR)
            (Ireland)*.............................       19,211
  1,700    Mercury Interactive Corp.*..............      101,830
  1,700    Micromuse Inc.*.........................       47,583
    250    Microsoft Corp.*........................       18,150
  1,100    Oracle Corp.*...........................       20,900
  1,100    QLogic Corp.*...........................       70,895
  1,000    TIBCO Software, Inc.*...................       12,770
    900    VERITAS Software Corp.*.................       59,877
                                                     -----------
                                                         365,232
                                                     -----------
           PHARMACEUTICALS: MAJOR (1.4%)
    900    Merck & Co., Inc........................       57,519
  2,100    Pfizer, Inc.............................       84,105
                                                     -----------
                                                         141,624
                                                     -----------
           SEMICONDUCTORS (9.4%)
  4,300    Advanced Micro Devices, Inc.*...........      124,184
  6,700    Agere Systems, Inc. (Class A)*..........       50,250
  1,700    Analog Devices, Inc.*...................       73,525
  3,200    Applied Micro Circuits Corp.*...........       55,040
  1,700    Broadcom Corp. (Class A)*...............       72,692
  1,100    Exar Corp.*.............................       21,736
  3,200    Intel Corp..............................       93,600
  1,100    Linear Technology Corp..................       48,642
    900    Marvell Technology Group Ltd.
            (Bermuda)*.............................       24,210
  1,300    Maxim Integrated Products, Inc.*........       57,473
  1,700    Micron Technology, Inc.*................       69,870
  1,300    PMC - Sierra, Inc.*.....................       40,391
  3,200    Texas Instruments, Inc..................      100,800

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                 VALUE

----------------------------------------------------------------

    400    TranSwitch Corp.*.......................  $     4,300
  2,600    Vitesse Semiconductor Corp.*............       54,704
  1,300    Xilinx, Inc.*...........................       53,612
                                                     -----------
                                                         945,029
                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (1.4%)
  4,300    Qwest Communications International,
            Inc....................................      137,041
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (4.7%)
  1,100    CIENA Corp.*............................       41,800
  1,700    Comverse Technology, Inc.*..............       97,954
    550    Corning Inc.............................        9,191
    100    Corvis Corp.*...........................          439
  4,300    Lucent Technologies Inc.................       26,660
  2,100    Motorola, Inc...........................       34,776
    900    New Focus, Inc.*........................        7,425
  4,300    Nokia Corp. (ADR) (Finland).............       94,772
  3,200    Nortel Networks Corp. (Canada)*.........       29,088
    400    ONI Systems Corp.*......................       11,160
  2,100    Research In Motion Ltd. (Canada)*.......       67,725
  1,300    Scientific-Atlanta, Inc.................       52,780
                                                     -----------
                                                         473,770
                                                     -----------
           WIRELESS COMMUNICATIONS (1.3%)
  1,700    Nextel Communications, Inc.
            (Class A)*.............................       29,750
  4,300    Vodafone Group PLC (ADR) (United
            Kingdom)...............................       96,105
                                                     -----------
                                                         125,855
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $7,958,126)......................    6,640,367
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           CONVERTIBLE BONDS (7.5%)
           COMPUTER COMMUNICATIONS (0.8%)
 $   85    Juniper Networks, Inc.
            4.75% 03/15/07.........................  $    59,704
     35    Redback Networks, Inc.
            5.00% 04/01/07.........................       20,956
                                                     -----------
                                                          80,660
                                                     -----------
           ELECTRONIC COMPONENTS (1.2%)
    100    NVIDIA Corp.
            4.75% 10/15/07.........................      123,004
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.8%)
    180    Celestica, Inc. (Canada)
            0.00% 08/01/20.........................       79,987
                                                     -----------
           PACKAGED SOFTWARE (2.6%)
    165    i2 Technologies, Inc.
            5.25% 12/15/06.........................      145,522
    125    Mercury Interactive Corp.
            4.75% 07/01/07.........................      109,219
                                                     -----------
                                                         254,741
                                                     -----------
           SEMICONDUCTORS (1.6%)
     55    Analog Devices, Inc.
            4.75% 10/01/05.........................       50,520
    120    TranSwitch Corp.
            4.50% 09/12/05.........................       84,514
     33    Vitesse Semiconductor Corp.
            4.00% 03/15/05.........................       26,876
                                                     -----------
                                                         161,910
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (0.5%)
     65    ONI Systems Corp.
            5.00% 10/15/05.........................       50,456
                                                     -----------
           TOTAL CONVERTIBLE BONDS
            (COST $712,329)........................      750,758
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           SHORT-TERM INVESTMENT (A) (25.0%)
           U.S. GOVERNMENT AGENCY
 $2,500    Federal National Mortgage Assoc. 3.94%
            due 07/02/01
            (COST $2,499,726)......................  $ 2,499,726
                                                     -----------

  TOTAL INVESTMENTS
   (COST $11,170,181)(B)..................    98.8%   9,890,851
  OTHER ASSETS IN EXCESS OF LIABILITIES...     1.2      119,337
                                            ------  -----------

  NET ASSETS..............................   100.0% $10,010,188
                                            ======  ===========

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $218,052 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,497,382, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,279,330.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (52.8%)
           AEROSPACE & DEFENSE (0.9%)
  83,000   Lockheed Martin Corp....................  $  3,075,150
  89,000   Raytheon Co.............................     2,362,950
                                                     ------------
                                                        5,438,100
                                                     ------------
           AIRLINES (2.0%)
 150,000   AMR Corp.*..............................     5,419,500
 150,000   Continental Airlines, Inc.
            (Class B)*.............................     7,387,500
                                                     ------------
                                                       12,807,000
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (1.9%)
 302,825   Gap, Inc. (The).........................     8,781,925
  50,000   Payless ShoeSource, Inc.*...............     3,235,000
                                                     ------------
                                                       12,016,925
                                                     ------------
           AUTOMOTIVE AFTERMARKET (0.4%)
 100,000   Goodyear Tire & Rubber Co. (The)........     2,800,000
                                                     ------------
           BEVERAGES:
           NON-ALCOHOLIC (0.2%)
  34,000   PepsiCo, Inc............................     1,502,800
                                                     ------------
           BIOTECHNOLOGY (1.9%)
  79,400   Applera Corp. - Celera Genomics
            Group*.................................     3,149,004
  72,000   COR Therapeutics, Inc.*.................     2,196,000
 111,300   Enzon, Inc.*............................     6,956,250
                                                     ------------
                                                       12,301,254
                                                     ------------
           CABLE/SATELLITE TV (1.0%)
  77,900   Adelphia Communications Corp.
            (Class A)*.............................     3,193,900
  68,000   Comcast Corp. (Class A Special)*........     2,951,200
                                                     ------------
                                                        6,145,100
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (1.0%)
 200,800   Dow Chemical Co.........................     6,676,600
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMPUTER PROCESSING HARDWARE (1.2%)
 153,000   Compaq Computer Corp....................  $  2,369,970
 352,400   Sun Microsystems, Inc.*.................     5,539,728
                                                     ------------
                                                        7,909,698
                                                     ------------
           DEPARTMENT STORES (0.4%)
 341,000   Sacks, Inc.*............................     3,273,600
                                                     ------------
           DISCOUNT STORES (1.1%)
 169,000   Costco Wholesale Corp.*.................     6,942,520
                                                     ------------
           ELECTRIC UTILITIES (0.9%)
 100,000   Dominion Resources, Inc.................     6,013,000
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
  20,000   Novellus Systems, Inc.*.................     1,135,800
  35,000   Teradyne, Inc.*.........................     1,158,500
                                                     ------------
                                                        2,294,300
                                                     ------------
           ENVIRONMENTAL SERVICES (2.9%)
 300,000   Allied Waste Industries, Inc.*..........     5,604,000
 100,000   Waste Connections, Inc.*................     3,600,000
 300,000   Waste Management, Inc...................     9,246,000
                                                     ------------
                                                       18,450,000
                                                     ------------
           FINANCIAL CONGLOMERATES (1.5%)
 173,000   Hancock (John) Financial Services
            , Inc..................................     6,964,980
  55,000   J.P. Morgan Chase & Co..................     2,453,000
                                                     ------------
                                                        9,417,980
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (3.1%)
 158,800   General Mills, Inc......................     6,952,264
 385,000   Kellogg Co..............................    11,165,000
  50,000   Kraft Foods Inc. (Class A)*.............     1,550,000
                                                     ------------
                                                       19,667,264
                                                     ------------
           FOOD: MEAT/FISH/ DAIRY (0.2%)
  25,000   Dean Foods Co...........................     1,005,000
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES (1.4%)
 177,600   General Electric Co.....................  $  8,658,000
                                                     ------------
           INTEGRATED OIL (1.8%)
 200,000   Phillips Petroleum Co...................    11,400,000
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.3%)
  35,000   Siebel Systems, Inc.*...................     1,641,500
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.6%)
 167,600   Merrill Lynch & Co., Inc................     9,930,300
                                                     ------------
           MAJOR BANKS (2.6%)
 197,500   Mellon Financial Corp...................     9,085,000
 159,700   Wells Fargo & Co........................     7,414,871
                                                     ------------
                                                       16,499,871
                                                     ------------
           MANAGED HEALTH CARE (1.8%)
 220,000   Oxford Health Plans, Inc.*..............     6,292,000
  86,000   UnitedHealth Group Inc..................     5,310,500
                                                     ------------
                                                       11,602,500
                                                     ------------
           MEDIA CONGLOMERATES (1.1%)
 135,800   AOL Time Warner Inc.*...................     7,197,400
                                                     ------------
           MEDICAL SPECIALTIES (0.9%)
 120,000   Baxter International, Inc...............     5,880,000
                                                     ------------
           MULTI-LINE INSURANCE (1.4%)
 105,000   American International Group, Inc.......     9,030,000
                                                     ------------
           OIL & GAS PRODUCTION (1.2%)
 114,000   Kerr-McGee Corp.........................     7,554,780
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (1.4%)
  11,500   Schlumberger Ltd........................       605,475
 136,000   Smith International, Inc.*..............     8,146,400
                                                     ------------
                                                        8,751,875
                                                     ------------
           PACKAGED SOFTWARE (0.9%)
  78,500   Microsoft Corp.*........................     5,699,100
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PHARMACEUTICALS: MAJOR (4.7%)
  90,000   American Home Products Corp.............  $  5,259,600
 242,874   Johnson & Johnson.......................    12,143,700
 315,200   Pfizer, Inc.............................    12,623,760
                                                     ------------
                                                       30,027,060
                                                     ------------
           PRECIOUS METALS (1.5%)
 251,000   Barrick Gold Corp. (Canada).............     3,802,650
 150,000   Newmont Mining Corp.....................     2,791,500
 293,000   Placer Dome Inc. (Canada)...............     2,871,400
                                                     ------------
                                                        9,465,550
                                                     ------------
           PROPERTY - CASUALTY INSURERS (2.1%)
 124,000   ACE, Ltd. (Bermuda).....................     4,847,160
 200,000   Allstate Corp. (The)....................     8,798,000
                                                     ------------
                                                       13,645,160
                                                     ------------
           REGIONAL BANKS (0.4%)
  64,000   Union Planters Corp.....................     2,790,400
                                                     ------------
           SAVINGS BANKS (2.1%)
 203,700   Golden West Financial Corp..............    13,085,688
                                                     ------------
           SEMICONDUCTORS (1.6%)
 450,000   Agere Systems, Inc. (Class A)*..........     3,375,000
 173,000   Micron Technology, Inc..................     7,110,300
                                                     ------------
                                                       10,485,300
                                                     ------------
           SPECIALTY STORES (2.1%)
 439,600   Bed Bath & Beyond Inc.*.................    13,188,000
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (0.9%)
  52,000   Nokia Corp. (ADR) (Finland).............     1,146,080
 110,000   ONI Systems Corp.*......................     3,069,000
  30,000   Sonus Networks Inc.*....................       700,800
  60,000   Sycamore Networks, Inc.*................       559,200
                                                     ------------
                                                        5,475,080
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $251,045,816)....................   336,668,705
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (14.6%)
$  4,000   Federal Home Loan Mortgage Corp.
            5.125% due 10/15/08....................  $  3,809,400
   9,293   Federal Home Loan Mortgage Corp.
            7.00% due 05/01/31.....................     9,382,720
   2,000   Federal Home Loan Mortgage Corp.
            7.125% due 02/15/05....................     2,119,380
   2,000   Federal Home Loan Mortgage Corp.
            7.375% due 05/15/03....................     2,098,680
  11,890   Federal Home Loan Mortgage Corp.
            8.00% due 01/01/30.....................    12,283,818
   4,000   Federal National Mortgage Assoc.
            5.625% due 05/14/04....................     4,064,000
   9,492   Federal National Mortgage Assoc.
            6.50% due 05/01/31.....................     9,334,492
   3,950   Federal National Mortgage Assoc.
            6.625% due 11/15/10....................     4,077,230
  18,511   Federal National Mortgage Assoc.
            7.00% due 05/01/31.....................    18,580,824
   2,000   Federal National Mortgage Assoc.
            7.25% due 05/15/30.....................     1,620,630
   5,316   Federal National Mortgage Assoc.
            7.50% due 01/01/30.....................     5,419,009
   3,345   Federal National Mortgage Assoc.
            7.50% due 01/01/31.....................     3,409,746
   4,800   Federal National Mortgage Assoc.
            8.00% due 07/01/31.....................     4,956,000
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

$  4,200   U.S. Treasury Bond
            6.25% due 08/15/23.....................  $  4,372,578
   5,745   U.S. Treasury Bond
            8.75% due 08/15/20.....................     7,611,033
                                                     ------------
           TOTAL U.S. GOVERNMENT & AGENCY
            OBLIGATIONS
            (COST $92,769,930).....................    93,139,540
                                                     ------------
           CORPORATE BONDS (14.2%)
           AEROSPACE & DEFENSE (0.8%)
   1,000   Boeing Capital Corp.
            6.35% due 11/15/07.....................     1,010,650
   1,000   Raytheon Co.
            6.15% due 11/01/08.....................       919,530
   1,000   Raytheon Co.
            6.45% due 08/15/02.....................     1,001,940
   1,395   Systems 2001 Assets Trust
            6.664% due 09/15/13....................     1,415,646
     155   United Technologies Corp.
            6.70% due 08/01/28.....................       147,692
                                                     ------------
                                                        4,495,458
                                                     ------------
           AIRLINES (0.1%)
     795   AmericaWest Airlines - 144A**
            7.10% due 04/02/21.....................       793,823
                                                     ------------
           ALTERNATIVE POWER GENERATION (0.1%)
     750   MidAmerican Funding LLC
            6.75% due 03/01/11.....................       731,760
                                                     ------------
           AUTO PARTS: O.E.M. (0.1%)
     530   TRW Inc.
            7.625% due 03/15/06....................       546,197
                                                     ------------
           CABLE/SATELLITE TV (0.2%)
   1,006   Continental Cablevision Inc.
            8.50% due 09/15/01.....................     1,011,734
                                                     ------------
           COMPUTER PROCESSING HARDWARE (0.2%)
   1,500   Hewlett-Packard Co.
            7.15% due 06/15/05.....................     1,550,775
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           DEPARTMENT STORES (0.1%)
$    710   Federated Department Stores, Inc.
            6.90% due 04/01/29.....................  $    643,430
                                                     ------------
           DISCOUNT STORES (0.4%)
     650   Target Corp.
            6.35% due 01/15/11.....................       641,732
     135   Target Corp.
            7.50% due 08/15/10.....................       143,197
   1,475   Wal-Mart Stores, Inc.
            7.55% due 02/15/30.....................     1,606,865
                                                     ------------
                                                        2,391,794
                                                     ------------
           DRUGSTORE CHAINS (0.1%)
     805   CVS Corp.
            5.625% due 03/15/06....................       789,246
                                                     ------------
           ELECTRIC UTILITIES (0.5%)
     160   American Electric Power (Series A)
            6.125% due 05/15/06....................       157,915
   2,000   Arizona Public Service Co.
            5.875% due 02/15/04....................     1,991,040
     430   DTE Energy Co.
            7.05% due 06/01/11.....................       431,445
      95   Exelon Corp.
            6.75% due 05/01/11.....................        93,515
     530   Progress Energy, Inc.
            7.10% due 03/01/11.....................       536,153
                                                     ------------
                                                        3,210,068
                                                     ------------
           ENVIRONMENTAL SERVICES (0.1%)
     650   USA Waste Services, Inc.
            7.125% due 10/01/07....................       648,128
                                                     ------------
           FINANCE/RENTAL/ LEASING (0.8%)
   1,660   Ford Motor Credit Corp.
            7.375% due 10/28/09....................     1,684,834
   1,000   Household Finance Corp.
            7.875% due 03/01/07....................     1,069,500
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

$    410   Household Finance Corp.
            8.00% due 07/15/10.....................  $    437,905
     425   MBNA America Bank N.A.
            6.50% due 06/20/06.....................       419,539
   1,500   Norwest Financial, Inc.
            6.375% due 07/16/02....................     1,525,635
                                                     ------------
                                                        5,137,413
                                                     ------------
           FINANCIAL CONGLOMERATES (0.7%)
   1,500   Associates Corporation of North America
            6.10% due 01/15/05.....................     1,506,150
     885   AXA Financial Inc.
            6.50% due 04/01/08.....................       870,672
     405   Chase Manhattan Corp.
            6.00% due 02/15/09.....................       388,022
   1,465   Citigroup Inc.
            7.25% due 10/01/10.....................     1,520,553
                                                     ------------
                                                        4,285,397
                                                     ------------
           FOOD RETAIL (0.6%)
     420   Ahold Finance USA Inc.
            8.25% due 07/15/10.....................       452,327
   1,075   Albertson's Inc.
            7.45% due 08/01/29.....................     1,013,317
   1,550   Kroger Co.
            6.80% due 04/01/11.....................     1,533,601
     115   Safeway Inc.
            6.50% due 03/01/11.....................       112,408
     270   Safeway Inc.
            7.25% due 02/01/31.....................       262,510
     410   Safeway Inc.
            7.50% due 09/15/09.....................       427,458
                                                     ------------
                                                        3,801,621
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (0.4%)
   1,000   Bestfoods
            6.625% due 04/15/28....................       936,100
     520   Kellog Co. - 144A**
            6.60% due 04/01/11.....................       507,879

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

$  1,000   Unilever Capital Corp.
            7.125% due 11/01/10....................  $  1,045,120
                                                     ------------
                                                        2,489,099
                                                     ------------
           GAS DISTRIBUTORS (0.3%)
     465   CMS Panhandle Holding Co.
            7.00% due 07/15/29.....................       396,798
     470   Nisource Finance Corp.
            7.875% due 11/15/10....................       497,800
     660   Ras Laffan Natural Gas - 144A**
            8.294% due 03/15/14....................       626,617
     170   Ras Laffan Natural Gas Co. Ltd. - 144A**
            7.628% due 09/15/06....................       171,732
                                                     ------------
                                                        1,692,947
                                                     ------------
           HOME BUILDING (0.1%)
     380   Centex Corp.
            7.875% due 02/01/11....................       378,058
                                                     ------------
           HOME IMPROVEMENT CHAINS (0.2%)
     230   Lowe's Companies, Inc.
            6.50% due 03/15/29.....................       204,178
     885   Lowe's Companies, Inc.
            8.25% due 06/01/10.....................       965,208
                                                     ------------
                                                        1,169,386
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (0.1%)
     200   Columbia/HCA Healthcare Corp. 9.00%
            due 12/15/14...........................       215,914
     600   Manor Care Inc. - 144A**
            8.00% due 03/01/08.....................       602,910
                                                     ------------
                                                          818,824
                                                     ------------
           HOTELS/RESORTS/ CRUISELINES (0.2%)
     115   Hyatt Equities LLC - 144A**
            9.25% due 05/15/05.....................       121,526
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

$  1,165   Marriott International - 144A** 7.00%
            due 01/15/08...........................  $  1,156,577
                                                     ------------
                                                        1,278,103
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (0.4%)
     655   International Flavors &
            Fragrances, Inc.
            6.45% due 05/15/06.....................       653,605
   1,000   Proctor & Gamble Co.
            6.45% due 01/15/26.....................       954,640
   1,000   Proctor & Gamble Co.
            6.60% due 12/15/04.....................     1,032,510
                                                     ------------
                                                        2,640,755
                                                     ------------
           INDUSTRIAL CONGLOMERATES (0.9%)
   2,000   General Electric Capital Corp.
            6.80% due 11/01/05.....................     2,088,580
   1,000   Honeywell International, Inc.
            7.50% due 03/01/10.....................     1,057,760
   1,000   Honeywell, Inc.
            6.625% due 06/15/28....................       936,050
     600   Hutchison Whampoa
            7.50% due 08/01/27.....................       569,580
     605   Tyco International Groups S.A.
            (Luxemburg)
            6.375% due 02/15/06....................       610,620
     465   United Technologies Corp.
            7.125% due 11/15/10....................       485,720
                                                     ------------
                                                        5,748,310
                                                     ------------
           INTEGRATED OIL (0.2%)
   1,525   Conoco Inc.
            6.95% due 04/15/29.....................     1,469,764
                                                     ------------
           INVESTMENT BANKS/ BROKERS (0.6%)
     930   Goldman Sachs Group Inc.
            6.875% due 01/15/11....................       924,467
   2,000   KFW International Finance Co. 7.125%
            due 02/15/05...........................     2,096,400

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

$  1,000   Lehman Brothers Holdings Corp. 7.875%
            due 08/15/10...........................  $  1,053,220
                                                     ------------
                                                        4,074,087
                                                     ------------
           LIFE/HEALTH INSURANCE (0.5%)
     550   American General Corp.
            7.50% due 07/15/25.....................       577,555
     565   John Hancock
            7.375% due 02/15/24....................       555,276
     500   Metropolitan Life Insurance Co. 7.80%
            due 11/01/25...........................       505,730
     470   Nationwide Mutual Insurance
            7.50% due 02/15/24.....................       423,771
   1,375   Prudential Insurance Co.
            8.30% due 07/01/25.....................     1,443,888
                                                     ------------
                                                        3,506,220
                                                     ------------
           MAJOR BANKS (0.5%)
     495   Bank America Corp.
            7.40% due 01/15/11.....................       515,181
     500   Bank One Corp.
            7.625% due 08/01/05....................       529,705
     200   BankOne Corp.
            6.00% due 02/17/09.....................       190,466
   1,000   First Union Corp.
            6.00% due 10/30/08.....................       948,780
     980   Wells Fargo & Co.
            5.90% due 05/21/06.....................       978,755
                                                     ------------
                                                        3,162,887
                                                     ------------
           MAJOR TELECOMMUNICATIONS (0.7%)
     255   AT & T Corp.
            6.50% due 03/15/29.....................       216,722
     405   BellSouth Telecommunications Inc.
            6.375% due 06/01/28....................       360,515
     615   British Telecom PLC (United Kingdom)
            8.625% due 12/15/30....................       664,194
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

$    660   Deutsche Telekom International Finance
            Corp. (Netherlands)
            8.00% due 06/15/10.....................  $    681,133
     480   Telus Corp.
            8.00% due 06/01/11.....................       488,434
   2,000   WorldCom, Inc.
            7.375% due 01/15/06....................     2,021,000
                                                     ------------
                                                        4,431,998
                                                     ------------
           MANAGED HEALTH CARE (0.3%)
   1,570   Aetna, Inc.
            7.875% due 03/01/11....................     1,532,995
     440   Wellpoint Health Network
            6.375% due 06/15/06....................       436,797
                                                     ------------
                                                        1,969,792
                                                     ------------
           MEDIA CONGLOMERATES (0.7%)
   1,000   News America Holdings, Inc.
            7.75% due 12/01/45.....................       913,460
   2,000   Time Warner Inc.
            9.15% due 02/01/23.....................     2,304,120
   1,400   Walt Disney Co.
            5.50% due 12/29/06.....................     1,374,800
                                                     ------------
                                                        4,592,380
                                                     ------------
           MOTOR VEHICLES (0.2%)
   1,000   DaimlerChrysler North American Holdings
            Co.
            8.50% due 01/18/31.....................     1,059,410
     295   Ford Motor Co.
            7.45% due 07/16/31.....................       282,964
                                                     ------------
                                                        1,342,374
                                                     ------------
           MOVIES/ ENTERTAINMENT (0.3%)
   1,900   Paramount Communications, Inc.
            7.50% due 01/15/02.....................     1,927,683
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           MULTI-LINE INSURANCE (0.4%)
$  1,030   AIG SunAmerica Global Finance - 144A**
            6.30% due 05/10/11.....................  $  1,015,003
     515   Farmers Exchange Capital - 144A**
            7.05% due 07/15/28.....................       458,350
     895   Hartford Financial Services Group Inc.
            7.90% due 06/15/10.....................       958,196
                                                     ------------
                                                        2,431,549
                                                     ------------
           OIL & GAS PIPELINES (0.1%)
     335   Williams Companies, Inc. - 144A**
            7.50% due 01/15/31.....................       315,630
     340   Williams Companies, Inc.
            7.75% due 06/15/31.....................       329,851
                                                     ------------
                                                          645,481
                                                     ------------
           PHARMACEUTICALS: MAJOR (0.5%)
   1,000   Abbott Laboratories
            6.40% due 12/01/06.....................     1,027,500
     515   American Home Products Corp. - 144A*
            6.70% due 03/15/11.....................       511,302
     225   American Home Products Corp.
            6.70% due 03/15/11.....................       223,385
   1,000   Johnson & Johnson
            6.95% due 09/01/29.....................     1,015,610
     275   Pharmacia Corp.
            6.60% due 12/01/28.....................       262,820
                                                     ------------
                                                        3,040,617
                                                     ------------
           PROPERTY - CASUALTY INSURERS (0.1%)
     740   Florida Windstorm - 144A**
            7.125% due 02/25/19....................       730,521
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           RAILROADS (0.6%)
$  1,781   Southern Pacific Transportation Co.
            (Series B)
            7.28% due 04/30/15.....................  $  1,770,116
   1,000   Union Pacific Corp.
            6.34% due 11/25/03.....................     1,015,830
   1,000   Union Pacific Corp.
            6.625% due 02/01/08....................       994,430
                                                     ------------
                                                        3,780,376
                                                     ------------
           REAL ESTATE DEVELOPMENT (0.0%)
     221   World Financial Properties Tower
            (Class B)
            6.91% due 09/01/13.....................       223,580
                                                     ------------
           REAL ESTATE INVESTMENT TRUSTS (0.1%)
     525   EOP Operating L.P.
            6.763% due 06/15/07....................       528,392
     375   EOP Operating L.P.
            7.25% due 06/15/28.....................       337,868
                                                     ------------
                                                          866,260
                                                     ------------
           SAVINGS BANKS (0.3%)
   1,500   Washington Mutual Financial Corp. 8.25%
            due 06/15/05...........................     1,605,060
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (0.1%)
     310   Anthem Insurance - 144A**
            9.00% due 04/01/27.....................       290,786
     305   Anthem Insurance - 144A**
            9.125% due 04/01/10....................       307,361
                                                     ------------
                                                          598,147
                                                     ------------
           SPECIALTY TELECOMMUNICATIONS (0.1%)
     635   Qwest Capital Funding - 144A**
            7.25% due 02/15/11.....................       626,275

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

$    155   Qwest Capital Funding
            7.90% due 08/15/10.....................  $    159,542
                                                     ------------
                                                          785,817
                                                     ------------
           TELECOMMUNICATIONS EQUIPMENT (0.1%)
     725   Nortel Networks Ltd.
            6.125% due 02/15/06....................       624,333
                                                     ------------
           WIRELESS COMMUNICATIONS (0.4%)
   1,255   AT &T Wireless - 144A**
            8.75% due 03/01/31.....................     1,313,358
     475   Vodafone Airtouch
            7.75% due 02/15/10.....................       498,916
   1,000   Vodafone Group
            6.65% due 05/01/08.....................       983,210
                                                     ------------
                                                        2,795,484
                                                     ------------
           TOTAL CORPORATE BONDS
            (COST $90,448,336).....................    90,856,735
                                                     ------------
           ASSET-BACKED SECURITIES (1.0%)
           FINANCE/RENTAL/ LEASING (1.0%)
     700   American Express Credit Assets
            5.53% due 10/15/08.....................       693,000
     950   Citibank Credit Issuance Trust 6.90%
            due 10/15/07...........................       992,446
     390   First Security Auto Owner Trust 7.30%
            due 07/15/04...........................       398,775
     710   Ford Credit Auto Owner Trust
            6.74% due 06/15/04.....................       729,298
     450   Honda Auto Receivables Owner Trust
            6.62% due 07/15/04.....................       460,827
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

$    450   MBNA Master Credit Card Trust 5.90%
            due 08/15/11...........................  $    443,250
     610   MMCA Automobile Trust
            7.00% due 06/15/04.....................       625,439
     535   Nissan Auto Receivables Owner Trust
            6.72% due 08/16/04.....................       547,369
     750   PSE&G Transition Funding LLC. 6.61%
            due 06/15/15...........................       756,090
     385   Toyota Auto Receivables Owner Trust
            6.76% due 08/15/04.....................       394,625
                                                     ------------
           TOTAL ASSET-BACKED SECURITIES
            (COST $6,051,542)......................     6,041,119
                                                     ------------
           FOREIGN GOVERNMENT OBLIGATIONS (0.5%)
   1,000   Manitoba (Province of) (Canada)
            5.50% due 10/01/08.....................       957,260
   1,400   Quebec (Province of) (Canada)
            6.125% due 01/22/11....................     1,362,928
   1,000   New Brunswick (Province of) (Canada)
            7.625% due 06/29/04....................     1,059,470
                                                     ------------
           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
            (COST $3,309,220)......................     3,379,658
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (A) (17.0%)
           U.S. GOVERNMENT AGENCY
$108,700   Federal National Mortgage Assoc. 3.94%
            due 07/02/01
            (COST $108,688,103)....................  $108,688,103
                                                     ------------

  TOTAL INVESTMENTS
   (COST $552,312,947)(B).................   100.1%  638,773,861
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.1)     (818,695)
                                            ------  ------------
  NET ASSETS..............................   100.0% $637,955,166
                                            ======  ============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   (A) SECURITIY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $95,943,841 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $9,482,927, RESULTING IN NET UNREALIZED APPRECIATION OF $86,460,914.

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

                              MONEY      SHORT-TERM     QUALITY         HIGH
                              MARKET        BOND      INCOME PLUS      YIELD       UTILITIES
                           ------------  -----------  ------------  ------------  ------------
ASSETS:
Investments in
 securities, at value
 *.......................  $477,419,328  $20,210,680  $450,213,865  $ 97,581,911  $466,097,589
Cash.....................         4,682       22,185       --             13,501        78,787
Receivable for:
  Investments sold.......       --           --          7,717,116     1,826,660       157,391
  Shares of beneficial
   interest sold.........    13,826,024       36,736       272,285        40,276       347,933
  Dividends..............       --           --            --            --            490,852
  Interest...............       390,045      267,706     6,020,169     2,984,987       632,071
  Foreign withholding
   taxes reclaimed.......       --           --            --            --            --
  Variation margin.......       --           --            --            --            --
Prepaid expenses and
 other assets............         1,313          145         6,619         4,940         4,892
                           ------------  -----------  ------------  ------------  ------------
    TOTAL ASSETS.........   491,641,392   20,537,452   464,230,054   102,452,275   467,809,515
                           ------------  -----------  ------------  ------------  ------------
LIABILITIES:
Payable for:
  Investments
   purchased.............       --           --         18,176,302     2,123,345       --
  Shares of beneficial
   interest
   repurchased...........     1,632,251        1,117       354,160       169,459       446,354
  Plan of distribution
   fee (Class Y).........        12,402        1,550         4,407           948         4,586
  Investment management
   fee...................       195,067        5,731       183,222        42,912       255,207
Payable to bank..........       --           --              9,610       --            --
Unrealized depreciation
 on forward foreign
 currency contracts......       --           --            --            --            --
Accrued expenses and
 other payables..........        42,359       16,637        57,561        31,188        59,321
                           ------------  -----------  ------------  ------------  ------------
    TOTAL LIABILITIES....     1,882,079       25,035    18,785,262     2,367,852       765,468
                           ------------  -----------  ------------  ------------  ------------
NET ASSETS:
Paid-in-capital..........   489,759,142   20,570,810   474,747,467   399,413,636   313,539,512
Accumulated undistributed
 net investment income
 (loss)..................           171      (32,681)     (616,556)    1,260,482       (88,153)
Accumulated undistributed
 net realized gain
 (loss)..................       --            16,827   (36,254,158)  (84,427,873)    8,016,991
Net unrealized
 appreciation
 (depreciation)..........       --           (42,539)    7,568,039  (216,161,822)  145,575,697
                           ------------  -----------  ------------  ------------  ------------
    NET ASSETS...........  $489,759,313  $20,512,417  $445,444,792  $100,084,423  $467,044,047
                           ============  ===========  ============  ============  ============
    *COST................  $477,419,328  $20,253,219  $442,645,826  $313,743,733  $320,521,892
                           ============  ===========  ============  ============  ============
CLASS X SHARES:
Net Assets...............  $427,032,252  $12,265,244  $421,042,697  $ 95,470,757  $444,180,240
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................   427,032,114    1,231,608    40,937,206    51,627,105    24,756,190
    NET ASSET VALUE PER
     SHARE...............         $1.00        $9.96        $10.29         $1.85        $17.94
                           ============  ===========  ============  ============  ============
CLASS Y SHARES:
Net Assets...............  $ 62,727,061  $ 8,247,173  $ 24,402,095  $  4,613,666  $ 22,863,807
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................    62,727,028      829,248     2,374,823     2,491,431     1,274,762
    NET ASSET VALUE PER
     SHARE...............         $1.00        $9.95        $10.28         $1.85        $17.94
                           ============  ===========  ============  ============  ============

------------------------

+    INCLUDES FOREIGN CASH OF $381,848.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                         GLOBAL
                             INCOME        DIVIDEND       CAPITAL       DIVIDEND      EUROPEAN      PACIFIC
                             BUILDER        GROWTH         GROWTH        GROWTH        GROWTH       GROWTH         EQUITY
                           -----------  --------------  ------------  ------------  ------------  -----------  --------------
ASSETS:
Investments in
 securities, at value
 *.......................  $70,183,206  $1,497,104,050  $142,082,438  $331,190,561  $403,250,799  $66,943,552  $1,346,646,265
Cash.....................       36,282        --              63,412       263,148       502,496      961,915+       --
Receivable for:
  Investments sold.......      --            6,945,026     2,214,693       321,844     2,911,894      231,327      22,960,203
  Shares of beneficial
   interest sold.........       24,847       1,055,851       104,461        65,973        64,866        3,679         396,541
  Dividends..............      174,967       1,479,378        45,150       708,664       289,127       37,128         286,549
  Interest...............      307,627        --             --              1,676         2,204      --                   28
  Foreign withholding
   taxes reclaimed.......      --             --             --            442,617       686,510       15,838          19,710
  Variation margin.......      --             --             --            --            --           --             --
Prepaid expenses and
 other assets............        1,397           2,768           269           483           538      386,439          26,757
                           -----------  --------------  ------------  ------------  ------------  -----------  --------------
    TOTAL ASSETS.........   70,728,326   1,506,587,073   144,510,423   332,994,966   407,708,434   68,579,878   1,370,336,053
                           -----------  --------------  ------------  ------------  ------------  -----------  --------------
LIABILITIES:
Payable for:
  Investments
   purchased.............    1,900,278        --           1,392,635       --          2,508,564      115,480      12,329,135
  Shares of beneficial
   interest
   repurchased...........       10,406         956,980       111,479       246,282       548,754   15,177,155         998,615
  Plan of distribution
   fee (Class Y).........          704           7,486         1,059         1,119         3,465          358           9,721
  Investment management
   fee...................       42,523         667,358        76,635       208,497       321,938       41,866         553,694
Payable to bank..........      --            1,556,789       --            --            --           --             --
Unrealized depreciation
 on forward foreign
 currency contracts......      --             --             --            --             16,524          211        --
Accrued expenses and
 other payables..........       17,856         123,810        32,608        79,113        98,474       61,441          85,263
                           -----------  --------------  ------------  ------------  ------------  -----------  --------------
    TOTAL LIABILITIES....    1,971,767       3,312,423     1,614,416       535,011     3,497,719   15,396,511      13,976,428
                           -----------  --------------  ------------  ------------  ------------  -----------  --------------
NET ASSETS:
Paid-in-capital..........   71,302,746   1,610,174,146   143,878,815   326,482,051   411,300,027  106,333,978   1,644,060,965
Accumulated undistributed
 net investment income
 (loss)..................     (331,936)        (22,782)      174,312     1,842,063     2,137,001     (986,012)        (10,037)
Accumulated undistributed
 net realized gain
 (loss)..................   (2,114,536)   (300,966,085)  (12,539,688)   (7,585,238)  (25,193,076) (46,822,621)   (346,760,168)
Net unrealized
 appreciation
 (depreciation)..........      (99,715)    194,089,371    11,382,568    11,721,079    15,966,763   (5,341,978)     59,068,865
                           -----------  --------------  ------------  ------------  ------------  -----------  --------------
    NET ASSETS...........  $68,756,559  $1,503,274,650  $142,896,007  $332,459,955  $404,210,715  $53,183,367  $1,356,359,625
                           ===========  ==============  ============  ============  ============  ===========  ==============
    *COST................  $70,282,921  $1,303,014,679  $130,699,870  $319,401,985  $387,132,582  $72,292,656  $1,287,577,400
                           ===========  ==============  ============  ============  ============  ===========  ==============
CLASS X SHARES:
Net Assets...............  $64,882,043  $1,464,571,158  $137,510,660  $326,610,050  $387,580,325  $49,828,885  $1,306,798,995
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................    5,838,550     100,690,544     8,738,040    27,727,075    22,300,490   10,339,869      51,770,058
    NET ASSET VALUE PER
     SHARE...............       $11.11          $14.55        $15.74        $11.78        $17.38        $4.82          $25.24
                           ===========  ==============  ============  ============  ============  ===========  ==============
CLASS Y SHARES:
Net Assets...............  $ 3,874,516  $   38,703,492  $  5,385,347  $  5,849,905  $ 16,630,390  $ 3,354,482  $   49,560,630
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................      349,101       2,663,842       343,077       497,848       959,618      695,924       1,964,911
    NET ASSET VALUE PER
     SHARE...............       $11.10          $14.53        $15.70        $11.75        $17.33        $4.82          $25.22
                           ===========  ==============  ============  ============  ============  ===========  ==============


                             S&P 500 INDEX
                           -----------------
ASSETS:
Investments in
 securities, at value
 *.......................    $215,333,227
Cash.....................          55,053
Receivable for:
  Investments sold.......        --
  Shares of beneficial
   interest sold.........         273,117
  Dividends..............         149,046
  Interest...............        --
  Foreign withholding
   taxes reclaimed.......        --
  Variation margin.......          50,525
Prepaid expenses and
 other assets............          16,073
                             ------------
    TOTAL ASSETS.........     215,877,041
                             ------------
LIABILITIES:
Payable for:
  Investments
   purchased.............         353,070
  Shares of beneficial
   interest
   repurchased...........          89,542
  Plan of distribution
   fee (Class Y).........           5,681
  Investment management
   fee...................          71,423
Payable to bank..........        --
Unrealized depreciation
 on forward foreign
 currency contracts......        --
Accrued expenses and
 other payables..........          50,150
                             ------------
    TOTAL LIABILITIES....         569,866
                             ------------
NET ASSETS:
Paid-in-capital..........     230,799,644
Accumulated undistributed
 net investment income
 (loss)..................         919,319
Accumulated undistributed
 net realized gain
 (loss)..................      (5,901,165)
Net unrealized
 appreciation
 (depreciation)..........     (10,510,623)
                             ------------
    NET ASSETS...........    $215,307,175
                             ============
    *COST................    $225,228,676
                             ============
CLASS X SHARES:
Net Assets...............    $186,357,371
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................      16,751,560
    NET ASSET VALUE PER
     SHARE...............          $11.12
                             ============
CLASS Y SHARES:
Net Assets...............    $ 28,949,804
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................       2,608,630
    NET ASSET VALUE PER
     SHARE...............          $11.10
                             ============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED) CONTINUED

                            COMPETITIVE
                                EDGE        AGGRESSIVE
                            "BEST IDEAS"      EQUITY      INFORMATION    STRATEGIST
                           --------------  -------------  ------------  ------------
ASSETS:
Investments in
 securities, at value
 *.......................   $58,403,719    $111,609,558   $ 9,890,851   $638,773,861
Cash.....................       --            1,451,376        74,128         89,800
Receivable for:
  Investments sold.......     1,407,416         645,009       --           1,403,981
  Shares of beneficial
   interest sold.........        48,687         914,542        35,618        479,947
  Dividends..............        19,345          48,934         1,870        227,457
  Interest...............           161          18,232         9,316      2,696,320
  Foreign withholding
   taxes reclaimed.......        29,660             247       --             --
Prepaid expenses and
 other assets............           133           3,964            66         10,117
Receivable from
 affiliate...............       --              --             24,235        --
                            -----------    ------------   -----------   ------------
    TOTAL ASSETS.........    59,909,121     114,691,862    10,036,084    643,681,483
                            -----------    ------------   -----------   ------------
LIABILITIES:
Payable for:
  Investments
   purchased.............     1,333,901       4,062,872       --           4,989,669
  Shares of beneficial
   interest
   repurchased...........       109,691         318,305           525        411,832
  Plan of distribution
   fee (Class Y).........         1,147           3,485         1,070          6,897
  Investment management
   fee...................        32,430          68,537       --             265,265
Unrealized depreciation
 on forward foreign
 currency contracts......         2,103         --            --             --
Accrued expenses and
 other payables..........        23,247          35,267        24,301         52,654
                            -----------    ------------   -----------   ------------
    TOTAL LIABILITIES....     1,502,519       4,488,466        25,896      5,726,317
                            -----------    ------------   -----------   ------------
NET ASSETS:
Paid-in-capital..........    77,070,909     147,372,049    13,512,021    569,334,632
Accumulated undistributed
 net investment income
 (loss)..................       223,984         159,296        52,288        (33,782)
Accumulated undistributed
 net realized loss.......    (6,565,308)    (42,218,470)   (2,274,791)   (17,806,598)
Net unrealized
 appreciation
 (depreciation)..........   (12,322,983)      4,890,521    (1,279,330)    86,460,914
                            -----------    ------------   -----------   ------------
    NET ASSETS...........   $58,406,602    $110,203,396   $10,010,188   $637,955,166
                            ===========    ============   ===========   ============
    *COST................   $70,725,397    $106,719,037   $11,170,181   $552,312,947
                            ===========    ============   ===========   ============
CLASS X SHARES:
Net Assets...............   $52,878,032    $ 93,092,363   $ 4,553,033   $602,607,754
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................     6,684,740       8,280,484       742,487     41,103,528
    NET ASSET VALUE PER
     SHARE...............         $7.91          $11.24         $6.13         $14.66
                            ===========    ============   ===========   ============
CLASS Y SHARES:
Net Assets...............   $ 5,528,570    $ 17,111,033   $ 5,457,155   $ 35,347,412
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................       700,735       1,524,851       891,122      2,412,827
    NET ASSET VALUE PER
     SHARE...............         $7.89          $11.22         $6.12         $14.65
                            ===========    ============   ===========   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                                                      QUALITY
                              MONEY     SHORT-TERM    INCOME         HIGH
                             MARKET        BOND        PLUS         YIELD        UTILITIES
                           -----------  ----------  -----------  ------------  --------------
INVESTMENT INCOME:
INCOME
  Interest...............  $11,963,526   $394,949   $14,342,728  $  9,980,036  $  2,085,626
  Dividends..............      --          --           --            --          4,815,169*
                           -----------   --------   -----------  ------------  ------------
    TOTAL INCOME.........   11,963,526    394,949    14,342,728     9,980,036     6,900,795
                           -----------   --------   -----------  ------------  ------------
EXPENSES
  Investment management
   fee...................    1,120,690     33,117     1,072,536       303,802     1,648,908
  Plan of distribution
   fee (Class Y
   shares)...............       50,372      5,296        16,253         4,518        25,290
  Professional fees......       13,158     13,336        16,745        14,540        16,857
  Custodian fees.........       13,320      2,659        20,259         8,791        11,011
  Shareholder reports and
   notices...............       10,759        357        15,043        10,220         8,021
  Trustees' fees and
   expenses..............          393        148           354           187           470
  Transfer agent fees and
   expenses..............          248        248           248           248           248
  Other..................        1,369      1,024         4,274         1,292         2,731
                           -----------   --------   -----------  ------------  ------------
    TOTAL EXPENSES.......    1,210,309     56,185     1,145,712       343,598     1,713,536
                           -----------   --------   -----------  ------------  ------------
Less: amounts
 waived/reimbursed.......      --          (1,495)      --            --            --
Less: expense offset.....      --          (1,168)      --            --            --
                           -----------   --------   -----------  ------------  ------------
    NET EXPENSES.........    1,210,309     53,522     1,145,712       343,598     1,713,536
                           -----------   --------   -----------  ------------  ------------
    NET INVESTMENT
     INCOME..............   10,753,217    341,427    13,197,016     9,636,438     5,187,259
                           -----------   --------   -----------  ------------  ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
Net realized gain (loss)
 on:
  Investments............        3,516     21,288     2,356,432   (44,857,668)   14,115,803
  Futures contracts......      --          --           --            --            --
  Foreign exchange
   transactions..........      --          --           --            --            --
                           -----------   --------   -----------  ------------  ------------
      NET GAIN (LOSS)....        3,516     21,288     2,356,432   (44,857,668)   14,115,803
                           -----------   --------   -----------  ------------  ------------
Net change in unrealized
appreciation/depreciation
 on:
  Investments............      --         (62,446)      155,285    13,594,925   (78,600,404)
  Future contracts.......      --          --           --            --            --
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............      --          --           --            --            --
                           -----------   --------   -----------  ------------  ------------
      NET APPRECIATION
       (DEPRECIATION)....      --         (62,446)      155,285    13,594,925   (78,600,404)
                           -----------   --------   -----------  ------------  ------------
      NET GAIN (LOSS)....        3,516    (41,158)    2,511,717   (31,262,743)  (64,484,601)
                           -----------   --------   -----------  ------------  ------------
NET INCREASE
 (DECREASE)..............  $10,756,733   $300,269   $15,708,733  $(21,626,305) $(59,297,342)
                           ===========   ========   ===========  ============  ============

---------------------

*    NET OF $32,521 WITHHOLDING TAX.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
                                             CONTINUED

                                                                            GLOBAL
                              INCOME       DIVIDEND        CAPITAL         DIVIDEND
                             BUILDER        GROWTH          GROWTH          GROWTH
                           ------------  -------------  --------------  --------------
INVESTMENT INCOME:
INCOME
  Interest...............  $  915,464    $   175,934    $    284,298    $    271,769
  Dividends..............     838,669     18,046,240*        428,089*      5,298,570*
                           ----------    -----------    ------------    ------------
    TOTAL INCOME.........   1,754,133     18,222,174         712,387       5,570,339
                           ----------    -----------    ------------    ------------
EXPENSES
  Investment management
   fee...................     240,868      4,022,504         497,061       1,320,277
  Plan of distribution
   fee (Class Y
   shares)...............       2,614         33,268           5,076           4,474
  Professional fees......      11,154         14,949          14,691          16,321
  Custodian fees.........       3,559         36,641          13,315          50,910
  Shareholder reports and
   notices...............       4,254        102,627           6,187          39,140
  Trustees' fees and
   expenses..............         467          4,870             738           2,245
  Transfer agent fees and
   expenses..............         509            248             248             248
  Other..................       1,014          5,570             644           5,845
                           ----------    -----------    ------------    ------------
    TOTAL EXPENSES.......     264,439      4,220,677         537,960       1,439,460
                           ----------    -----------    ------------    ------------
Less: amounts
 waived/reimbursed.......      --            --              --              --
Less: expense offset.....      --            --              --              --
                           ----------    -----------    ------------    ------------
    NET EXPENSES.........     264,439      4,220,677         537,960       1,439,460
                           ----------    -----------    ------------    ------------
    NET INVESTMENT INCOME
     (LOSS)..............   1,489,694     14,001,497         174,427       4,130,879
                           ----------    -----------    ------------    ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
Net realized gain (loss)
 on:
  Investments............     (37,741)   (34,121,274)     (9,904,454)     (3,307,835)
  Futures contracts......      --            --              --              --
  Foreign exchange
   transactions..........      --            --              --                3,989
                           ----------    -----------    ------------    ------------
      NET LOSS...........     (37,741)   (34,121,274)     (9,904,454)     (3,303,846)
                           ----------    -----------    ------------    ------------
Net change in unrealized
appreciation/depreciation
 on:
  Investments............   1,463,063     37,993,896     (18,018,938)    (14,089,297)
  Future contracts.......      --            --              --              --
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............      --            --              --              (72,651)
                           ----------    -----------    ------------    ------------
      NET APPRECIATION
       (DEPRECIATION)....   1,463,063     37,993,896     (18,018,938)    (14,161,948)
                           ----------    -----------    ------------    ------------
      NET GAIN (LOSS)....   1,425,322      3,872,622     (27,923,392)    (17,465,794)
                           ----------    -----------    ------------    ------------
NET INCREASE
 (DECREASE)..............  $2,915,016    $17,874,119    $(27,748,965)   $(13,334,915)
                           ==========    ===========    ============    ============

---------------------

*    NET OF $364,611, $2,925, $522,596, $716,731, $58,580, $48,341 ,
     $6,677, $41,333, $1,493, $132 AND $6,589 FOREIGN WITHHOLDING TAX,
     RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                          COMPETITIVE
                             EUROPEAN       PACIFIC                         S&P 500           EDGE         AGGRESSIVE
                              GROWTH        GROWTH          EQUITY           INDEX        "BEST IDEAS"       EQUITY
                           ------------  -------------  ---------------  --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
  Interest...............  $    391,088  $    54,383    $   4,981,245    $    181,189    $     56,304    $    284,150
  Dividends..............     4,782,930*     415,768*       3,779,888*      1,255,757*        421,022*        398,503*
                           ------------  -----------    -------------    ------------    ------------    ------------
    TOTAL INCOME.........     5,174,018      470,151        8,761,133       1,436,946         477,326         682,653
                           ------------  -----------    -------------    ------------    ------------    ------------
EXPENSES
  Investment management
   fee...................     2,126,517      278,315        3,629,910         427,821         212,792         452,064
  Plan of distribution
   fee (Class Y
   shares)...............        17,609        1,651           47,020          25,386           6,422          18,861
  Professional fees......        15,941       21,302           15,521          10,313          12,724          12,532
  Custodian fees.........        94,596      142,811           34,353          33,280          12,312          29,580
  Shareholder reports and
   notices...............        45,265        8,522           38,715           7,229           6,346           8,388
  Trustees' fees and
   expenses..............         2,777          278            8,158           1,910             434           1,039
  Transfer agent fees and
   expenses..............           248          248              248             248             248             248
  Other..................         4,980       23,161            6,542          11,341             959             643
                           ------------  -----------    -------------    ------------    ------------    ------------
    TOTAL EXPENSES.......     2,307,933      476,288        3,780,467         517,528         252,237         523,355
                           ------------  -----------    -------------    ------------    ------------    ------------
Less: amounts
 waived/reimbursed.......       --           --              --               --              --              --
Less: expense offset.....       --           --              --               --              --              --
                           ------------  -----------    -------------    ------------    ------------    ------------
    NET EXPENSES.........     2,307,933      476,288        3,780,467         517,528         252,237         523,355
                           ------------  -----------    -------------    ------------    ------------    ------------
    NET INVESTMENT INCOME
     (LOSS)..............     2,866,085       (6,137)       4,980,666         919,418         225,089         159,298
                           ------------  -----------    -------------    ------------    ------------    ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
Net realized gain (loss)
 on:
  Investments............   (25,355,254)  (6,671,711)    (275,248,540)     (4,791,298)     (6,053,062)    (25,538,952)
  Futures contracts......       --           --              --              (356,897)        --              --
  Foreign exchange
   transactions..........       950,777      (66,543)        --               --               (4,077)        --
                           ------------  -----------    -------------    ------------    ------------    ------------
      NET LOSS...........   (24,404,477)  (6,738,254)    (275,248,540)     (5,148,195)     (6,057,139)    (25,538,952)
                           ------------  -----------    -------------    ------------    ------------    ------------
Net change in unrealized
appreciation/depreciation
 on:
  Investments............   (50,033,228)   1,778,901      (71,356,406)    (11,513,533)     (5,465,958)     (6,514,114)
  Future contracts.......       --           --              --              (531,987)        --              --
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............      (808,780)      21,724         --               --               (1,849)        --
                           ------------  -----------    -------------    ------------    ------------    ------------
      NET APPRECIATION
       (DEPRECIATION)....   (50,842,008)   1,800,625      (71,356,406)    (12,045,520)     (5,467,807)     (6,514,114)
                           ------------  -----------    -------------    ------------    ------------    ------------
      NET GAIN (LOSS)....   (75,246,485)  (4,937,629)    (346,604,946)    (17,193,715)    (11,524,946)    (32,053,066)
                           ------------  -----------    -------------    ------------    ------------    ------------
NET INCREASE
 (DECREASE)..............  $(72,380,400) $(4,943,766)   $(341,624,280)   $(16,274,297)   $(11,299,857)   $(31,893,768)
                           ============  ===========    =============    ============    ============    ============


                           INFORMATION    STRATEGIST
                           -----------  --------------
INVESTMENT INCOME:
INCOME
  Interest...............  $    46,518  $  8,820,957
  Dividends..............       10,235*    1,545,167*
                           -----------  ------------
    TOTAL INCOME.........       56,753    10,366,124
                           -----------  ------------
EXPENSES
  Investment management
   fee...................       27,873     1,642,336
  Plan of distribution
   fee (Class Y
   shares)...............        4,465        33,969
  Professional fees......       34,372        15,677
  Custodian fees.........       13,476        19,804
  Shareholder reports and
   notices...............           88        23,172
  Trustees' fees and
   expenses..............            9           616
  Transfer agent fees and
   expenses..............          248           248
  Other..................          617         5,733
                           -----------  ------------
    TOTAL EXPENSES.......       81,148     1,741,555
                           -----------  ------------
Less: amounts
 waived/reimbursed.......      (76,683)      --
Less: expense offset.....      --            --
                           -----------  ------------
    NET EXPENSES.........        4,465     1,741,555
                           -----------  ------------
    NET INVESTMENT INCOME
     (LOSS)..............       52,288     8,624,569
                           -----------  ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
Net realized gain (loss)
 on:
  Investments............   (2,258,216)   (7,936,235)
  Futures contracts......      --            --
  Foreign exchange
   transactions..........      --            --
                           -----------  ------------
      NET LOSS...........   (2,258,216)   (7,936,235)
                           -----------  ------------
Net change in unrealized
appreciation/depreciation
 on:
  Investments............     (993,726)  (49,705,418)
  Future contracts.......      --            --
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............      --            --
                           -----------  ------------
      NET APPRECIATION
       (DEPRECIATION)....     (993,726)  (49,705,418)
                           -----------  ------------
      NET GAIN (LOSS)....   (3,251,942)  (57,641,653)
                           -----------  ------------
NET INCREASE
 (DECREASE)..............  $(3,199,654) $(49,017,084)
                           ===========  ============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

Statements of Changes in Net Assets


                                                    MONEY MARKET                      SHORT-TERM BOND
                                          ---------------------------------  ---------------------------------
                                           FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                          MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                          JUNE 30, 2001  DECEMBER 31, 2000+  JUNE 30, 2001  DECEMBER 31, 2000+
                                          -------------  ------------------  -------------  ------------------
                                           (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.................  $ 10,753,217      $ 22,560,142      $   341,427       $  276,431
  Net realized gain (loss)..............         3,516             2,431           21,288           (1,534)
  Net change in unrealized
   appreciation/depreciation............       --              --                 (62,446)          48,780
                                          ------------      ------------      -----------       ----------
    NET INCREASE (DECREASE).............    10,756,733        22,562,573          300,269          323,677
                                          ------------      ------------      -----------       ----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X Shares........................    (9,875,477)      (22,379,796)        (273,247)        (256,046)
  Class Y Shares........................      (877,853)         (180,251)        (115,052)         (18,021)
Net realized gain
  Class X Shares........................        (3,257)           (2,394)         --              --
  Class Y Shares........................          (259)              (37)         --              --
Paid-in-capital
  Class X Shares........................       --              --                 --              --
  Class Y Shares........................       --              --                 --              --
                                          ------------      ------------      -----------       ----------
    TOTAL DIVIDENDS AND DISTRIBUTIONS...   (10,756,846)      (22,562,478)        (388,299)        (274,067)
                                          ------------      ------------      -----------       ----------
Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................   117,153,243       (63,037,023)      12,743,748        4,632,500
                                          ------------      ------------      -----------       ----------

    TOTAL INCREASE (DECREASE)...........   117,153,130       (63,036,928)      12,655,718        4,682,110
NET ASSETS:
Beginning of period.....................   372,606,183       435,643,111        7,856,699        3,174,589
                                          ------------      ------------      -----------       ----------

END OF PERIOD...........................  $489,759,313      $372,606,183      $20,512,417       $7,856,699
                                          ============      ============      ===========       ==========

UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS).................................  $        171      $        284      $   (32,681)      $    2,364
                                          ============      ============      ===========       ==========

------------------------

+    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                  QUALITY INCOME PLUS                      HIGH YIELD                UTILITIES
                                          -----------------------------------  ----------------------------------  --------------
                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR      FOR THE SIX
                                           MONTHS ENDED          ENDED          MONTHS ENDED         ENDED          MONTHS ENDED
                                           JUNE 30, 2001   DECEMBER 31, 2000+  JUNE 30, 2001   DECEMBER 31, 2000+  JUNE 30, 2001
                                          ---------------  ------------------  --------------  ------------------  --------------
                                            (UNAUDITED)                         (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.................   $ 13,197,016       $ 28,732,096      $  9,636,438      $ 38,051,913      $  5,187,259
  Net realized gain (loss)..............      2,356,432        (10,516,981)      (44,857,668)       (3,132,579)       14,115,803
  Net change in unrealized
   appreciation/depreciation............        155,285         25,002,447        13,594,925      (102,561,779)      (78,600,404)
                                           ------------       ------------      ------------      ------------      ------------
    NET INCREASE (DECREASE).............     15,708,733         43,217,562       (21,626,305)      (67,642,445)      (59,297,342)
                                           ------------       ------------      ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X Shares........................    (13,146,300)       (28,551,058)       (9,838,881)      (37,708,110)       (5,101,132)
  Class Y Shares........................       (432,127)           (80,831)         (333,859)         (181,257)         (197,896)
Net realized gain
  Class X Shares........................       --                --                 --               --              (27,668,154)
  Class Y Shares........................       --                --                 --               --               (1,423,813)
Paid-in-capital
  Class X Shares........................       --                --                 --               --                 --
  Class Y Shares........................       --                --                 --               --                 --
                                           ------------       ------------      ------------      ------------      ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS...    (13,578,427)       (28,631,889)      (10,172,740)      (37,889,367)      (34,390,995)
                                           ------------       ------------      ------------      ------------      ------------
Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................     31,629,861        (59,032,899)        1,291,131       (43,559,323)      (10,071,182)
                                           ------------       ------------      ------------      ------------      ------------

    TOTAL INCREASE (DECREASE)...........     33,760,167        (44,447,226)      (30,507,914)     (149,091,135)     (103,759,519)
NET ASSETS:
Beginning of period.....................    411,684,625        456,131,851       130,592,337       279,683,472       570,803,566
                                           ------------       ------------      ------------      ------------      ------------

END OF PERIOD...........................   $445,444,792       $411,684,625      $100,084,423      $130,592,337      $467,044,047
                                           ============       ============      ============      ============      ============

UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS).................................   $   (616,556)      $    170,211      $  1,260,482      $    183,893      $    (88,153)
                                           ============       ============      ============      ============      ============

                                              UTILITIES                INCOME BUILDER
                                          ------------------  ---------------------------------
                                             FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                ENDED         MONTHS ENDED         ENDED
                                          DECEMBER 31, 2000+  JUNE 30, 2001  DECEMBER 31, 2000+
                                          ------------------  -------------  ------------------
                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.................     $ 12,506,131      $ 1,489,684      $  3,364,951
  Net realized gain (loss)..............       22,995,021          (37,741)       (1,439,206)
  Net change in unrealized
   appreciation/depreciation............      (17,897,321)       1,463,063        (2,608,659)
                                             ------------      -----------      ------------
    NET INCREASE (DECREASE).............       17,603,831        2,915,016          (682,914)
                                             ------------      -----------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X Shares........................      (12,359,196)      (1,571,235)       (3,258,344)
  Class Y Shares........................         (137,756)         (69,033)          (16,825)
Net realized gain
  Class X Shares........................      (33,661,404)         --              --
  Class Y Shares........................          (57,888)         --              --
Paid-in-capital
  Class X Shares........................        --                 --               (188,897)
  Class Y Shares........................        --                 --                   (975)
                                             ------------      -----------      ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS...      (46,216,244)      (1,640,268)       (3,465,041)
                                             ------------      -----------      ------------
Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................       18,929,027        7,134,631       (17,121,201)
                                             ------------      -----------      ------------
    TOTAL INCREASE (DECREASE)...........       (9,683,386)       8,409,379       (21,269,156)
NET ASSETS:
Beginning of period.....................      580,486,952       60,347,180        81,616,336
                                             ------------      -----------      ------------
END OF PERIOD...........................     $570,803,566      $68,756,559      $ 60,347,180
                                             ============      ===========      ============
UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS).................................     $      9,160      $  (331,936)     $     26,859
                                             ============      ===========      ============

------------------------

+    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS
                               CONTINUED

                                                    DIVIDEND GROWTH                      CAPITAL GROWTH
                                          ------------------------------------  ---------------------------------
                                            FOR THE SIX        FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                            MONTHS ENDED          ENDED         MONTHS ENDED         ENDED
                                           JUNE 30, 2001    DECEMBER 31, 2000+  JUNE 30, 2001  DECEMBER 31, 2000+
                                          ----------------  ------------------  -------------  ------------------
                                            (UNAUDITED)                          (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)..........   $   14,001,497     $   33,434,804    $    174,427      $    801,077
  Net realized gain (loss)..............      (34,121,274)      (247,633,286)     (9,904,454)        8,578,573
  Net change in unrealized
   appreciation/depreciation............       37,993,896        255,968,189     (18,018,938)       (7,754,345)
                                           --------------     --------------    ------------      ------------
    NET INCREASE (DECREASE).............       17,874,119         41,769,707     (27,748,965)        1,625,305
                                           --------------     --------------    ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X Shares........................      (13,754,378)       (33,410,710)       (773,047)          (16,143)
  Class Y Shares........................         (260,206)          (116,132)        (27,695)              (51)
Net realized gain
  Class X Shares........................        --              (355,389,540)     (9,671,004)      (31,601,359)
  Class Y Shares........................        --                  (366,002)       (378,927)          (99,741)
                                           --------------     --------------    ------------      ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS...      (14,014,584)      (389,282,384)    (10,850,673)      (31,717,294)
                                           --------------     --------------    ------------      ------------
Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................      (72,391,738)      (114,494,397)     (5,206,818)       45,543,036
                                           --------------     --------------    ------------      ------------

    TOTAL INCREASE (DECREASE)...........      (68,532,203)      (462,007,074)    (43,806,456)       15,451,047
NET ASSETS:
Beginning of period.....................    1,571,806,853      2,033,813,927     186,702,463       171,251,416
                                           --------------     --------------    ------------      ------------

END OF PERIOD...........................   $1,503,274,650     $1,571,806,853    $142,896,007      $186,702,463
                                           ==============     ==============    ============      ============

UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS).................................   $      (22,782)    $       (9,695)   $    174,312      $    800,627
                                           ==============     ==============    ============      ============

------------------------

+    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                GLOBAL DIVIDEND GROWTH                 EUROPEAN GROWTH            PACIFIC GROWTH
                                          ----------------------------------  ----------------------------------  --------------
                                           FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR      FOR THE SIX
                                           MONTHS ENDED         ENDED          MONTHS ENDED         ENDED          MONTHS ENDED
                                          JUNE 30, 2001   DECEMBER 31, 2000+  JUNE 30, 2001   DECEMBER 31, 2000+  JUNE 30, 2001
                                          --------------  ------------------  --------------  ------------------  --------------
                                           (UNAUDITED)                         (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)..........   $  4,130,879      $  7,867,441      $  2,866,085      $  2,594,600      $     (6,137)
  Net realized gain (loss)..............     (3,303,846)        7,688,701       (24,404,477)       76,598,627        (6,738,254)
  Net change in unrealized
   appreciation/depreciation............    (14,161,948)      (33,765,802)      (50,842,008)     (105,877,322)        1,800,625
                                           ------------      ------------      ------------      ------------      ------------
    NET INCREASE (DECREASE).............    (13,334,915)      (18,209,660)      (72,380,400)      (26,684,095)       (4,943,766)
                                           ------------      ------------      ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X Shares........................     (8,890,511)       (2,796,221)       (4,595,028)       (3,290,821)         (889,116)
  Class Y Shares........................       (157,422)        --                 (189,010)           (8,172)          (45,120)
Net realized gain
  Class X Shares........................     (3,829,787)      (38,145,152)      (72,684,527)      (84,881,334)         --
  Class Y Shares........................        (68,473)          (20,655)       (3,122,453)         (210,787)         --
                                           ------------      ------------      ------------      ------------      ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS...    (12,946,193)      (40,962,028)      (80,591,018)      (88,391,114)         (934,236)
                                           ------------      ------------      ------------      ------------      ------------
Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................    (17,239,589)      (71,777,150)       38,237,002        54,315,573        (5,876,234)
                                           ------------      ------------      ------------      ------------      ------------

    TOTAL INCREASE (DECREASE)...........    (43,520,697)     (130,948,838)     (114,734,416)      (60,759,636)      (11,754,236)
NET ASSETS:
Beginning of period.....................    375,980,652       506,929,490       518,945,131       579,704,767        64,937,603
                                           ------------      ------------      ------------      ------------      ------------

END OF PERIOD...........................   $332,459,955      $375,980,652      $404,210,715      $518,945,131      $ 53,183,367
                                           ============      ============      ============      ============      ============

UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS).................................   $  1,842,063      $  6,759,117      $  2,137,001      $  4,054,954      $   (986,012)
                                           ============      ============      ============      ============      ============

                                          PACIFIC GROWTH                   EQUITY
                                          ------------------  ------------------------------------
                                             FOR THE YEAR       FOR THE SIX        FOR THE YEAR
                                                ENDED           MONTHS ENDED          ENDED
                                          DECEMBER 31, 2000+   JUNE 30, 2001    DECEMBER 31, 2000+
                                          ------------------  ----------------  ------------------
                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)..........     $     18,108      $    4,980,666     $   12,933,151
  Net realized gain (loss)..............        4,924,305        (275,248,540)       241,612,765
  Net change in unrealized
   appreciation/depreciation............      (37,297,247)        (71,356,406)      (526,098,393)
                                             ------------      --------------     --------------
    NET INCREASE (DECREASE).............      (32,354,834)       (341,624,280)      (271,552,477)
                                             ------------      --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X Shares........................       (1,544,980)         (4,917,750)       (12,785,786)
  Class Y Shares........................             (892)           (101,936)          (118,384)
Net realized gain
  Class X Shares........................        --               (279,989,635)      (309,799,810)
  Class Y Shares........................        --                (10,606,414)          (519,733)
                                             ------------      --------------     --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS...       (1,545,872)       (295,615,735)      (323,223,713)
                                             ------------      --------------     --------------
Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................      (17,089,075)        143,562,894        361,741,551
                                             ------------      --------------     --------------
    TOTAL INCREASE (DECREASE)...........      (50,989,781)       (493,677,121)      (233,034,639)
NET ASSETS:
Beginning of period.....................      115,927,384       1,850,036,746      2,083,071,385
                                             ------------      --------------     --------------
END OF PERIOD...........................     $ 64,937,603      $1,356,359,625     $1,850,036,746
                                             ============      ==============     ==============
UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS).................................     $    (45,639)     $      (10,037)    $       28,983
                                             ============      ==============     ==============

------------------------

+    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS
                               CONTINUED

                                                    S&P 500 INDEX              COMPETITIVE EDGE "BEST IDEAS"
                                          ---------------------------------  ----------------------------------
                                           FOR THE SIX      FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                          MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                          JUNE 30, 2001  DECEMBER 31, 2000+  JUNE 30, 2001   DECEMBER 31, 2000+
                                          -------------  ------------------  --------------  ------------------
                                           (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.................  $    919,418      $  1,936,508      $    225,089      $   386,773
  Net realized gain (loss)..............    (5,148,195)         (569,474)       (6,057,139)       5,361,073
  Net change in unrealized
   appreciation/depreciation............   (12,045,520)      (23,329,057)       (5,467,807)     (20,691,597)
                                          ------------      ------------      ------------      -----------
    NET INCREASE (DECREASE).............   (16,274,297)      (21,962,023)      (11,299,857)     (14,943,751)
                                          ------------      ------------      ------------      -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X Shares........................    (1,685,269)       (1,171,429)         (348,939)        (314,559)
  Class Y Shares........................      (251,291)           (8,524)          (32,735)          (2,328)
Net realized gain
  Class X Shares........................       --             (1,055,974)       (3,960,881)        --
  Class Y Shares........................       --                 (7,684)         (413,197)        --
                                          ------------      ------------      ------------      -----------
    TOTAL DIVIDENDS AND DISTRIBUTIONS...    (1,936,560)       (2,243,611)       (4,755,752)        (316,887)
                                          ------------      ------------      ------------      -----------
Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................    10,264,284        61,496,562           (85,898)      27,513,945
                                          ------------      ------------      ------------      -----------

    TOTAL INCREASE (DECREASE)...........    (7,946,573)       37,290,928       (16,141,507)      12,253,307
NET ASSETS:
Beginning of period.....................   223,253,748       185,962,820        74,548,109       62,294,802
                                          ------------      ------------      ------------      -----------

END OF PERIOD...........................  $215,307,175      $223,253,748      $ 58,406,602      $74,548,109
                                          ============      ============      ============      ===========

UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS).................................  $    919,319      $  1,936,461      $    223,984      $   380,569
                                          ============      ============      ============      ===========

------------------------

+    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.
++ FOR THE PERIOD NOVEMBER 6, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                   AGGRESSIVE EQUITY                      INFORMATION                 STRATEGIST
                                          -----------------------------------  ----------------------------------  ----------------
                                            FOR THE SIX       FOR THE YEAR      FOR THE SIX      FOR THE YEAR        FOR THE SIX
                                           MONTHS ENDED          ENDED         MONTHS ENDED          ENDED           MONTHS ENDED
                                           JUNE 30, 2001   DECEMBER 31, 2000+  JUNE 30, 2001  DECEMBER 31, 2000++   JUNE 30, 2001
                                          ---------------  ------------------  -------------  -------------------  ----------------
                                            (UNAUDITED)                         (UNAUDITED)                          (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.................   $    159,298       $    390,024      $    52,288       $   14,872         $  8,624,569
  Net realized gain (loss)..............    (25,538,952)       (16,497,626)      (2,258,216)         (16,575)          (7,936,235)
  Net change in unrealized
   appreciation/depreciation............     (6,514,114)         4,022,722         (993,726)        (285,604)         (49,705,418)
                                           ------------       ------------      -----------       ----------         ------------
    NET INCREASE (DECREASE).............    (31,893,768)       (12,084,880)      (3,199,654)        (287,307)         (49,017,084)
                                           ------------       ------------      -----------       ----------         ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X Shares........................       (337,431)           (49,395)          (7,156)        --                 (8,548,348)
  Class Y Shares........................        (52,589)              (497)          (8,125)        --                   (381,542)
Net realized gain
  Class X Shares........................       --                --                 --              --                (25,786,206)
  Class Y Shares........................       --                --                 --              --                 (1,505,344)
                                           ------------       ------------      -----------       ----------         ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS...       (390,020)           (49,892)         (15,281)        --                (36,221,440)
                                           ------------       ------------      -----------       ----------         ------------
Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................     (9,562,197)       125,986,777        8,623,623        4,888,807           (1,475,787)
                                           ------------       ------------      -----------       ----------         ------------

    TOTAL INCREASE (DECREASE)...........    (41,845,985)       113,852,005        5,408,688        4,601,500          (86,714,311)
NET ASSETS:
Beginning of period.....................    152,049,381         38,197,376        4,601,500         --                724,669,477
                                           ------------       ------------      -----------       ----------         ------------

END OF PERIOD...........................   $110,203,396       $152,049,381      $10,010,188       $4,601,500         $637,955,166
                                           ============       ============      ===========       ==========         ============

UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS).................................   $    159,296       $    390,018      $    52,288       $   15,281         $    (33,782)
                                           ============       ============      ===========       ==========         ============

                                              STRATEGIST
                                          ------------------
                                             FOR THE YEAR
                                                ENDED
                                          DECEMBER 31, 2000+
                                          ------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.................     $ 19,788,254
  Net realized gain (loss)..............       26,318,018
  Net change in unrealized
   appreciation/depreciation............      (34,158,403)
                                             ------------
    NET INCREASE (DECREASE).............       11,947,869
                                             ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X Shares........................      (19,395,713)
  Class Y Shares........................         (245,565)
Net realized gain
  Class X Shares........................      (85,487,009)
  Class Y Shares........................         (209,745)
                                             ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS...     (105,338,032)
                                             ------------
Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................       88,358,964
                                             ------------
    TOTAL INCREASE (DECREASE)...........       (5,031,199)
NET ASSETS:
Beginning of period.....................      729,700,676
                                             ------------
END OF PERIOD...........................     $724,669,477
                                             ============
UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS).................................     $    149,692
                                             ============

------------------------

+    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                     MONEY MARKET                      SHORT-TERM BOND
                           ---------------------------------  ---------------------------------
                            FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                           MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                           JUNE 30, 2001  DECEMBER 31, 2000+  JUNE 30, 2001  DECEMBER 31, 2000+
                           -------------  ------------------  -------------  ------------------
                            (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................    655,366,293       934,549,163       1,273,270          733,662
Reinvestment of dividends
 and distributions.......      9,878,734        22,382,190          27,368           25,864
Redeemed.................   (597,005,968)   (1,033,781,220)       (714,207)        (435,676)
                           -------------   ---------------     -----------      -----------
NET INCREASE (DECREASE) -
 CLASS X.................     68,239,059       (76,849,867)        586,431          323,850
                           -------------   ---------------     -----------      -----------
AMOUNT
Sold.....................  $ 655,366,293   $   934,549,163     $12,761,564      $ 7,265,518
Reinvestment of dividends
 and distributions.......      9,878,734        22,382,190         273,247          256,046
Redeemed.................   (597,005,968)   (1,033,781,220)     (7,146,477)      (4,317,357)
                           -------------   ---------------     -----------      -----------
NET INCREASE (DECREASE) -
 CLASS X.................  $  68,239,059   $   (76,849,867)    $ 5,888,334      $ 3,204,207
                           -------------   ---------------     -----------      -----------

CLASS Y SHARES
SHARES
Sold.....................    120,689,779        21,834,091         785,952          152,198
Reinvestment of dividends
 and distributions.......        878,112           180,288          11,546            1,815
Redeemed.................    (72,653,707)       (8,201,535)       (111,968)         (10,295)
                           -------------   ---------------     -----------      -----------
NET INCREASE - CLASS Y...     48,914,184        13,812,844         685,530          143,718
                           -------------   ---------------     -----------      -----------
AMOUNT
Sold.....................  $ 120,689,779   $    21,834,091     $ 7,859,745      $ 1,512,471
Reinvestment of dividends
 and distributions.......        878,112           180,288         115,051           18,021
Redeemed.................    (72,653,707)       (8,201,535)     (1,119,382)        (102,199)
                           -------------   ---------------     -----------      -----------
NET INCREASE - CLASS Y...  $  48,914,184   $    13,812,844     $ 6,855,414      $ 1,428,293
                           -------------   ---------------     -----------      -----------

------------------------

+ FOR THE CLASS Y SHARES FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                   QUALITY INCOME PLUS                      HIGH YIELD                UTILITIES
                           -----------------------------------  ----------------------------------  --------------
                             FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR      FOR THE SIX
                            MONTHS ENDED          ENDED          MONTHS ENDED         ENDED          MONTHS ENDED
                            JUNE 30, 2001   DECEMBER 31, 2000+  JUNE 30, 2001   DECEMBER 31, 2000+  JUNE 30, 2001
                           ---------------  ------------------  --------------  ------------------  --------------
                             (UNAUDITED)                         (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................      7,534,904          5,308,884        11,060,136         7,327,491         1,197,430
Reinvestment of dividends
 and distributions.......      1,272,218          2,888,463         4,591,025        10,699,948         1,811,337
Redeemed.................     (7,635,406)       (14,707,375)      (16,920,862)      (29,780,742)       (3,695,401)
                            ------------      -------------      ------------     -------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................      1,171,716         (6,510,028)       (1,269,701)      (11,753,303)         (686,634)
                            ------------      -------------      ------------     -------------      ------------
AMOUNT
Sold.....................   $ 78,206,435      $  52,461,632      $ 26,904,007     $  26,691,531      $ 24,480,474
Reinvestment of dividends
 and distributions.......     13,146,299         28,551,058         9,838,880        37,708,109        32,769,285
Redeemed.................    (79,059,494)      (145,125,419)      (39,275,204)     (110,680,449)      (75,201,178)
                            ------------      -------------      ------------     -------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................   $ 12,293,240      $ (64,112,729)     $ (2,532,317)    $ (46,280,809)     $(17,951,419)
                            ------------      -------------      ------------     -------------      ------------

CLASS Y SHARES
SHARES
Sold.....................      2,035,924            521,019         1,994,802           838,148           707,867
Reinvestment of dividends
 and distributions.......         41,932              8,045           160,247            62,141            89,900
Redeemed.................       (209,800)           (22,297)         (463,158)         (100,749)         (402,682)
                            ------------      -------------      ------------     -------------      ------------
NET INCREASE - CLASS Y...      1,868,056            506,767         1,691,891           799,540           395,085
                            ------------      -------------      ------------     -------------      ------------
AMOUNT
Sold.....................   $ 21,071,778      $   5,222,238      $  4,472,071     $   2,862,807      $ 14,410,953
Reinvestment of dividends
 and distributions.......        432,127             80,830           333,859           181,257         1,621,709
Redeemed.................     (2,167,284)          (223,238)         (982,482)         (322,578)       (8,152,425)
                            ------------      -------------      ------------     -------------      ------------
NET INCREASE - CLASS Y...   $ 19,336,621      $   5,079,830      $  3,823,448     $   2,721,486      $  7,880,237
                            ------------      -------------      ------------     -------------      ------------

                               UTILITIES                 INCOME BUILDER
                           ------------------  ----------------------------------
                              FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                 ENDED          MONTHS ENDED         ENDED
                           DECEMBER 31, 2000+  JUNE 30, 2001   DECEMBER 31, 2000+
                           ------------------  --------------  ------------------
                                                (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................        3,339,684         1,664,784           596,272
Reinvestment of dividends
 and distributions.......        2,132,995           142,780           318,465
Redeemed.................       (5,380,502)       (1,437,598)       (2,580,512)
                             -------------      ------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................           92,177           369,966        (1,665,775)
                             -------------      ------------      ------------
AMOUNT
Sold.....................    $  75,452,968      $ 18,825,799      $  6,501,915
Reinvestment of dividends
 and distributions.......       46,020,620         1,571,236         3,447,241
Redeemed.................     (121,835,075)      (16,191,805)      (28,033,361)
                             -------------      ------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................    $    (361,487)     $  4,205,230      $(18,084,205)
                             -------------      ------------      ------------
CLASS Y SHARES
SHARES
Sold.....................          911,424           268,879            96,113
Reinvestment of dividends
 and distributions.......            8,984             6,262             1,646
Redeemed.................          (40,731)          (14,954)           (8,845)
                             -------------      ------------      ------------
NET INCREASE - CLASS Y...          879,677           260,187            88,914
                             -------------      ------------      ------------
AMOUNT
Sold.....................    $  19,996,170      $  3,027,389      $  1,040,551
Reinvestment of dividends
 and distributions.......          195,644            69,033            17,800
Redeemed.................         (901,300)         (167,021)          (95,347)
                             -------------      ------------      ------------
NET INCREASE - CLASS Y...    $  19,290,514      $  2,929,401      $    963,004
                             -------------      ------------      ------------

------------------------

+ FOR THE CLASS Y SHARES FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                     DIVIDEND GROWTH                      CAPITAL GROWTH
                           -----------------------------------  ----------------------------------
                             FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                            MONTHS ENDED          ENDED          MONTHS ENDED         ENDED
                            JUNE 30, 2001   DECEMBER 31, 2000+  JUNE 30, 2001   DECEMBER 31, 2000+
                           ---------------  ------------------  --------------  ------------------
                             (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................       5,134,729         6,915,502           731,868         2,339,000
Reinvestment of dividends
 and distributions.......         481,401        29,902,455           663,536         1,544,543
Redeemed.................     (12,000,158)      (40,746,272)       (1,788,787)       (1,968,416)
                            -------------     -------------      ------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................      (6,384,028)       (3,928,315)         (393,383)        1,915,127
                            -------------     -------------      ------------      ------------
AMOUNT
Sold.....................   $  74,136,237     $ 107,878,599      $ 13,056,550      $ 53,795,246
Reinvestment of dividends
 and distributions.......       7,004,390       379,049,270        10,444,051        31,601,359
Redeemed.................    (173,095,429)     (619,548,550)      (31,538,982)      (43,563,364)
                            -------------     -------------      ------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................   $ (91,954,802)    $(132,620,681)     $ (8,038,381)     $ 41,833,241
                            -------------     -------------      ------------      ------------

CLASS Y SHARES
SHARES
Sold.....................       1,857,077         1,340,964           170,434           186,139
Reinvestment of dividends
 and distributions.......          11,367            37,255            25,900             4,877
Redeemed.................        (521,844)          (60,977)          (30,592)          (13,681)
                            -------------     -------------      ------------      ------------
NET INCREASE - CLASS Y...       1,346,600         1,317,242           165,742           177,335
                            -------------     -------------      ------------      ------------
AMOUNT
Sold.....................   $  26,963,618     $  18,463,831      $  2,951,915      $  3,889,764
Reinvestment of dividends
 and distributions.......         165,158           482,134           406,622            99,741
Redeemed.................      (7,565,712)         (819,681)         (526,974)         (279,710)
                            -------------     -------------      ------------      ------------
NET INCREASE - CLASS Y...   $  19,563,064     $  18,126,284      $  2,831,563      $  3,709,795
                            -------------     -------------      ------------      ------------

------------------------

+ FOR THE CLASS Y SHARES FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                 GLOBAL DIVIDEND GROWTH                  EUROPEAN GROWTH            PACIFIC GROWTH
                           ----------------------------------  -----------------------------------  ---------------
                            FOR THE SIX       FOR THE YEAR       FOR THE SIX       FOR THE YEAR       FOR THE SIX
                            MONTHS ENDED         ENDED          MONTHS ENDED          ENDED          MONTHS ENDED
                           JUNE 30, 2001   DECEMBER 31, 2000+   JUNE 30, 2001   DECEMBER 31, 2000+   JUNE 30, 2001
                           --------------  ------------------  ---------------  ------------------  ---------------
                            (UNAUDITED)                          (UNAUDITED)                          (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................      1,328,030         2,246,998          5,140,611         9,230,245         45,964,416
Reinvestment of dividends
 and distributions.......      1,079,822         3,301,049          4,446,465         3,299,856            184,464
Redeemed.................     (4,047,513)      (11,288,529)        (7,326,292)      (10,913,565)       (47,358,119)
                            ------------     -------------      -------------     -------------      -------------
NET INCREASE (DECREASE) -
 CLASS X.................     (1,639,661)       (5,740,482)         2,260,784         1,616,536         (1,209,239)
                            ------------     -------------      -------------     -------------      -------------
AMOUNT
Sold.....................   $ 16,758,125     $  28,967,660      $ 120,090,859     $ 272,639,151      $ 239,918,570
Reinvestment of dividends
 and distributions.......     12,720,298        40,941,373         77,279,555        88,172,155            889,116
Redeemed.................    (50,750,501)     (143,825,063)      (170,428,924)     (317,442,661)      (249,252,891)
                            ------------     -------------      -------------     -------------      -------------
NET INCREASE (DECREASE) -
 CLASS X.................   $(21,272,078)    $ (73,916,030)     $  26,941,490     $  43,368,645      $  (8,445,205)
                            ------------     -------------      -------------     -------------      -------------

CLASS Y SHARES
SHARES
Sold.....................        341,751           186,212          1,237,076           468,981          4,829,371
Reinvestment of dividends
 and distributions.......         19,225             1,677            191,083             8,195              9,361
Redeemed.................        (37,100)          (13,917)          (886,198)          (59,519)        (4,273,904)
                            ------------     -------------      -------------     -------------      -------------
NET INCREASE - CLASS Y...        323,876           173,972            541,961           417,657            564,828
                            ------------     -------------      -------------     -------------      -------------
AMOUNT
Sold.....................   $  4,265,187     $   2,287,280      $  27,821,346     $  12,215,627      $  24,866,150
Reinvestment of dividends
 and distributions.......        225,896            20,655          3,311,463           218,959             45,120
Redeemed.................       (458,594)         (169,055)       (19,837,297)       (1,487,658)       (22,342,299)
                            ------------     -------------      -------------     -------------      -------------
NET INCREASE - CLASS Y...   $  4,032,489     $   2,138,880      $  11,295,512     $  10,946,928      $   2,568,971
                            ------------     -------------      -------------     -------------      -------------

                             PACIFIC GROWTH                  EQUITY
                           ------------------  -----------------------------------
                              FOR THE YEAR       FOR THE SIX       FOR THE YEAR
                                 ENDED          MONTHS ENDED          ENDED
                           DECEMBER 31, 2000+   JUNE 30, 2001   DECEMBER 31, 2000+
                           ------------------  ---------------  ------------------
                                                 (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................       51,041,243          1,390,544         7,164,752
Reinvestment of dividends
 and distributions.......          197,316         11,263,855         7,535,790
Redeemed.................      (53,387,675)        (6,709,723)       (7,537,949)
                             -------------      -------------     -------------
NET INCREASE (DECREASE) -
 CLASS X.................       (2,149,116)         5,944,676         7,162,593
                             -------------      -------------     -------------
AMOUNT
Sold.....................    $ 359,491,480      $  47,283,076     $ 363,241,322
Reinvestment of dividends
 and distributions.......        1,544,980        284,907,386       319,231,351
Redeemed.................     (379,056,684)      (223,933,323)     (355,434,066)
                             -------------      -------------     -------------
NET INCREASE (DECREASE) -
 CLASS X.................    $ (18,020,224)     $ 108,257,139     $ 327,038,607
                             -------------      -------------     -------------
CLASS Y SHARES
SHARES
Sold.....................          142,556            893,832           829,761
Reinvestment of dividends
 and distributions.......              114            424,131            14,864
Redeemed.................          (11,574)          (157,538)          (40,139)
                             -------------      -------------     -------------
NET INCREASE - CLASS Y...          131,096          1,160,425           804,486
                             -------------      -------------     -------------
AMOUNT
Sold.....................    $   1,009,590      $  29,867,978     $  35,773,057
Reinvestment of dividends
 and distributions.......              892         10,708,350           623,947
Redeemed.................          (79,333)        (5,270,573)       (1,694,060)
                             -------------      -------------     -------------
NET INCREASE - CLASS Y...    $     931,149      $  35,305,755     $  34,702,944
                             -------------      -------------     -------------

------------------------

+ FOR THE CLASS Y SHARES FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                     S&P 500 INDEX               COMPETITIVE EDGE "BEST IDEAS"
                           ----------------------------------  ----------------------------------
                            FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                            MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                           JUNE 30, 2001   DECEMBER 31, 2000+  JUNE 30, 2001   DECEMBER 31, 2000+
                           --------------  ------------------  --------------  ------------------
                            (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................      1,746,495         6,860,524         1,323,508         3,173,771
Reinvestment of dividends
 and distributions.......        151,553           168,487           544,857            26,257
Redeemed.................     (2,612,920)       (3,409,330)       (2,048,743)       (1,371,010)
                            ------------      ------------      ------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................       (714,872)        3,619,681          (180,378)        1,829,018
                            ------------      ------------      ------------      ------------
AMOUNT
Sold.....................   $ 20,174,667      $ 89,722,478      $ 12,631,089      $ 37,675,407
Reinvestment of dividends
 and distributions.......      1,685,269         2,227,401         4,309,820           314,559
Redeemed.................    (29,360,744)      (44,290,749)      (19,227,945)      (15,717,456)
                            ------------      ------------      ------------      ------------
NET INCREASE (DECREASE) -
 CLASS X.................   $ (7,500,808)     $ 47,659,130      $ (2,287,036)     $ 22,272,510
                            ------------      ------------      ------------      ------------

CLASS Y SHARES
SHARES
Sold.....................      1,771,088         1,162,112           235,582           508,335
Reinvestment of dividends
 and distributions.......         22,639             1,226            56,519               194
Redeemed.................       (242,344)         (106,091)          (50,621)          (49,274)
                            ------------      ------------      ------------      ------------
NET INCREASE - CLASS Y...      1,551,383         1,057,247           241,480           459,255
                            ------------      ------------      ------------      ------------
AMOUNT
Sold.....................   $ 20,269,836      $ 15,208,446      $  2,216,806      $  5,807,167
Reinvestment of dividends
 and distributions.......        251,291            16,208           445,932             2,328
Redeemed.................     (2,756,035)       (1,387,222)         (461,600)         (568,060)
                            ------------      ------------      ------------      ------------
NET INCREASE - CLASS Y...   $ 17,765,092      $ 13,837,432      $  2,201,138      $  5,241,435
                            ------------      ------------      ------------      ------------

------------------------

+ FOR THE CLASS Y SHARES FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
++ FOR THE PERIOD NOVEMBER 6, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                   AGGRESSIVE EQUITY                      INFORMATION                STRATEGIST
                           ----------------------------------  ----------------------------------  ---------------
                            FOR THE SIX       FOR THE YEAR      FOR THE SIX      FOR THE YEAR        FOR THE SIX
                            MONTHS ENDED         ENDED         MONTHS ENDED          ENDED          MONTHS ENDED
                           JUNE 30, 2001   DECEMBER 31, 2000+  JUNE 30, 2001  DECEMBER 31, 2000++   JUNE 30, 2001
                           --------------  ------------------  -------------  -------------------  ---------------
                            (UNAUDITED)                         (UNAUDITED)                          (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................      1,081,818         9,387,514        1,144,195          302,730           2,100,609
Reinvestment of dividends
 and distributions.......         30,021             3,288            1,167         --                 2,338,207
Redeemed.................     (2,522,098)       (2,321,837)        (691,460)         (14,145)         (5,435,088)
                            ------------      ------------      -----------       ----------        ------------
NET INCREASE (DECREASE) -
 CLASS X.................     (1,410,259)        7,068,965          453,902          288,585            (996,272)
                            ------------      ------------      -----------       ----------        ------------
AMOUNT
Sold.....................   $ 12,980,713      $146,383,257      $ 8,837,063       $2,991,621        $ 33,083,812
Reinvestment of dividends
 and distributions.......        337,431            49,395            7,156         --                34,334,555
Redeemed.................    (30,080,266)      (34,737,951)      (5,110,189)        (128,569)        (84,519,331)
                            ------------      ------------      -----------       ----------        ------------
NET INCREASE (DECREASE) -
 CLASS X.................   $(16,762,122)     $111,694,701      $ 3,734,030       $2,863,052        $(17,100,964)
                            ------------      ------------      -----------       ----------        ------------

CLASS Y SHARES
SHARES
Sold.....................        749,505         1,003,354          763,162          210,137           1,378,032
Reinvestment of dividends
 and distributions.......          4,687                33            1,328         --                   128,659
Redeemed.................       (166,478)          (66,250)         (79,161)          (4,344)           (498,029)
                            ------------      ------------      -----------       ----------        ------------
NET INCREASE - CLASS Y...        587,714           937,137          685,329          205,793           1,008,662
                            ------------      ------------      -----------       ----------        ------------
AMOUNT
Sold.....................   $  9,088,522      $ 15,298,277      $ 5,440,844       $2,068,622        $ 21,484,800
Reinvestment of dividends
 and distributions.......         52,589               497            8,125         --                 1,886,886
Redeemed.................     (1,941,186)       (1,006,698)        (559,376)         (42,867)         (7,746,510)
                            ------------      ------------      -----------       ----------        ------------
NET INCREASE - CLASS Y...   $  7,199,925      $ 14,292,076      $ 4,889,593       $2,025,755        $ 15,625,176
                            ------------      ------------      -----------       ----------        ------------

                               STRATEGIST
                           ------------------
                              FOR THE YEAR
                                 ENDED
                           DECEMBER 31, 2000+
                           ------------------

CLASS X SHARES
SHARES
Sold.....................        5,636,054
Reinvestment of dividends
 and distributions.......        6,205,199
Redeemed.................       (7,949,205)
                             -------------
NET INCREASE (DECREASE) -
 CLASS X.................        3,892,048
                             -------------
AMOUNT
Sold.....................    $ 102,563,826
Reinvestment of dividends
 and distributions.......      104,882,722
Redeemed.................     (143,279,933)
                             -------------
NET INCREASE (DECREASE) -
 CLASS X.................    $  64,166,615
                             -------------
CLASS Y SHARES
SHARES
Sold.....................        1,463,098
Reinvestment of dividends
 and distributions.......           27,045
Redeemed.................          (85,978)
                             -------------
NET INCREASE - CLASS Y...        1,404,165
                             -------------
AMOUNT
Sold.....................    $  25,207,978
Reinvestment of dividends
 and distributions.......          455,311
Redeemed.................       (1,470,940)
                             -------------
NET INCREASE - CLASS Y...    $  24,192,349
                             -------------

------------------------

+ FOR THE CLASS Y SHARES FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Variable Investment Series (the "Fund"), formerly Morgan Stanley Dean Witter Variable Investment Series, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. Investments in the Fund may be made only by
(1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and
(4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley Dean
Witter & Co., the parent company of Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of seventeen Portfolios ("Portfolios") which commenced operations as follows:

                                             COMMENCEMENT                                                   COMMENCEMENT
PORTFOLIO                                    OF OPERATIONS     PORTFOLIO                                   OF OPERATIONS
---------                                 -------------------  ---------                                 ------------------
Money Market............................       March 9, 1984   European Growth ........................      March 1, 1991
Short-Term Bond.........................         May 4, 1999   Pacific Growth .........................  February 23, 1994
Quality Income Plus.....................       March 1, 1987   Equity .................................      March 9, 1984
High Yield..............................       March 9, 1984   S&P 500 Index ..........................       May 18, 1998
Utilities...............................       March 1, 1990   Competitive Edge "Best Ideas" ..........       May 18, 1998
Income Builder..........................    January 21, 1997   Aggressive Equity ......................        May 4, 1999
Dividend Growth.........................       March 1, 1990   Information ............................   November 6, 2000
Capital Growth..........................       March 1, 1991   Strategist .............................      March 1, 1987
Global Dividend Growth..................   February 23, 1994

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares), with all Portfolio shares issued prior to May 1, 2000 designated Class X shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Paragon Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered by Northbrook Life Insurance Company, Allstate Life Insurance Company, and Glenbrook Life and Annuity Company offered on or after June 5, 2000.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

The investment objectives of each Portfolio are as follows:

      PORTFOLIO                             INVESTMENT OBJECTIVE

     Money Market       Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.
   Short-Term Bond      Seeks to provide a high level of current income consistent with the preservation of capital, by investing primarily in bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and investment grade corporate and other types of bonds
                        including asset-backed securities.
 Quality Income Plus    Seeks, as its primary objective, to earn a high level of
                        current income and, as a secondary objective, capital
                        appreciation, but only when consistent with its primary
                        objective, by investing primarily in U.S. Government
                        securities and higher-rated fixed income securities.
      High Yield        Seeks, as its primary objective, to earn a high level of
                        current income and, as a secondary objective, capital
                        appreciation, but only when consistent with its primary
                        objective, by investing primarily in lower-rated fixed
                        income securities.
      Utilities         Seeks both capital appreciation and current income by
                        investing in equity and fixed income securities of companies engaged in the utilities industry.
    Income Builder      Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital by
                        investing primarily in income-producing equity securities.
   Dividend Growth      Seeks to provide reasonable current income and long-term
                        growth of income and capital by investing primarily in
                        common stocks of companies with a record of paying dividends and the potential for increasing dividends.
    Capital Growth      Seeks long-term capital growth by investing primarily in
                        common stocks.
Global Dividend Growth  Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in
                        common stocks of companies, issued by issuers worldwide,
                        with a record of paying dividends and the potential for
                        increasing dividends.
   European Growth      Seeks to maximize the capital appreciation of its
                        investments by investing primarily in securities issued by issuers located in Europe.
    Pacific Growth      Seeks to maximize the capital appreciation of its
                        investments by investing primarily in securities issued by issuers located in Asia, Australia and New Zealand.
        Equity          Seeks, as its primary objective, capital growth and, as a
                        secondary objective, income, but only when consistent with its primary objective, by investing primarily in equity
                        securities and securities convertible into equity
                        securities.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

      PORTFOLIO                             INVESTMENT OBJECTIVE

    S&P 500 Index       Seeks to provide investment results that, before expenses, correspond to the total return of the Standards & Poor's 500
                        Composite Stock Price Index (the "S&P 500 INDEX") by
                        investing primarily in common stocks included in the S&P 500
                        INDEX.
   Competitive Edge     Seeks long-term capital growth by investing primarily in the
     "Best Ideas"       common stock of U.S. and non-U.S. companies included in the
                        "Best Ideas" list, a research compilation assembled and
                        maintained by Morgan Stanley Equity Research.
  Aggressive Equity     Seeks long-term capital growth by investing primarily in
                        equity securities of companies that offer the potential for superior earnings growth.
     Information        Seeks long-term capital appreciation by investing primarily in common stocks and investment grade convertible securities of companies throughout the world that are engaged in the
                        communications and information industry.
      Strategist        Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities and writing covered
                        options.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of European Growth and Pacific Growth, by Morgan Stanley Investment Management Inc. (the "Sub-

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

Advisor")) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. ACCOUNTING FOR OPTIONS AND FUTURES CONTRACTS -- (1) Written options on debt obligations, equities and foreign currency: when the Fund writes a call or put option, the premium received is recorded as an asset and is also included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options on debt obligations, equities and foreign currency: when the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid; (3) Options on futures contracts: the Fund is required to deposit cash, U.S. Government securities or other liquid portfolio securities as "initial margin" and "variation margin" with respect to written call and put options on futures contracts. If a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; (4) Futures contracts: a futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

E. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward contracts which are valued daily at the appropriate forward exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios. The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by a Portfolio.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day:

Money Market -- 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million, and 0.375% to the portion of daily net assets exceeding $750 million.

Short-Term Bond -- 0.45%.

Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.425% to the portion of daily net assets exceeding $500 million.

Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.525% to the portion of daily net assets exceeding $1 billion.

Income Builder -- 0.75%.

Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and 0.425% to the portion of daily net assets exceeding $3 billion.

Capital Growth -- 0.65%.

Global Dividend Growth -- 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets exceeding $1 billion.

European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million and 0.90% to the portion of daily net assets exceeding $500 million.

Pacific Growth -- 0.95%.

Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and 0.45% to the portion of daily net assets exceeding $2 billion.

S&P 500 Index -- 0.40%.

Competitive Edge "Best Ideas" -- 0.65%.

Information -- 0.75%

Aggressive Equity -- 0.75%.

Strategist -- 0.50% to the portion of daily net assets not exceeding $1.5 billion and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has agreed to assume all operating expenses (except for Plan of Distribution fees) and to waive its compensation to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of S&P 500 Index.

For the period June 1, 2001 through December 31, 2001, the Investment Manager has agreed to waive its fee and reimburse all operating expenses (except for Plan of Distribution fees) for Short-Term Bond to the extent they exceed 0.50% of the daily net assets.

The Investment Manager has agreed to waive its fee and reimburse all operating expenses (except for Plan of Distribution fees) for Information until such time the Portfolio has $50 million of net assets or December 31, 2001, whichever occurs first. At June 30, 2001, included in the Statement of Assets and Liabilities is a receivable from affiliate, which represents expense reimbursements due to the Portfolio.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except Money Market), for the six months ended June 30, 2001 were as follows:

                                               U.S. GOVERNMENT SECURITIES                     OTHER
                                            --------------------------------    ----------------------------------
                                             PURCHASES      SALES/MATURITIES      PURCHASES       SALES/MATURITIES
                                            ------------    ----------------    --------------    ----------------
Money Market............................    $229,311,575      $113,913,083      $2,639,091,375     $2,653,995,712
Short-Term Bond.........................      14,583,545         7,893,466           5,235,408          1,307,136
Quality Income Plus.....................     166,138,306       167,812,006          91,575,077         80,392,288
High Yield..............................         --               --                62,931,024         58,161,108
Utilities...............................       2,494,266         2,534,141          85,058,950        102,014,944
Income Builder..........................         --               --                14,797,365         10,241,623
Dividend Growth.........................         --               --               130,885,134        199,531,758
Capital Growth..........................         --               --               245,970,103        268,426,425
Global Dividend Growth..................         --               --                15,370,723         40,701,339
European Growth.........................         --               --               188,741,789        221,775,654
Pacific Growth..........................         --               --                38,686,833         48,374,569
Equity..................................         --               --             2,263,342,381      2,313,034,225
S&P 500 Index...........................         --               --                 5,703,807          8,053,068
Competitive Edge "Best Ideas"...........         --               --                12,932,198         15,839,840
Aggressive Equity.......................      12,137,521         9,516,633         250,433,384        255,030,057
Information.............................         --               --                10,680,938          4,971,827
Strategist..............................     106,032,273        97,215,506         189,693,797        167,547,734

Included in the aforementioned purchases and sales of portfolio securities of S&P 500 Index are purchases and sales of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager, Sub-Advisor and Distributor, of $1,124,499 and $90,715, respectively including realized losses of $38,553 and purchases and sales of Allstate Corp., an affiliate of the Fund, of $470,543 and $23,981, respectively, including realized losses of $2,487. Included in the purchases of Aggressive Equity are purchases of Allstate Corp. of $396,851. Included in the sales of portfolio securities of Equity are sales of Allstate Corp. of $10,849,023, including net realized losses of $48,837.

Included in the payable for investments purchased at June 30, 2001 for Income Builder and Aggressive Equity, are $139,719 and $325,595, respectively for unsettled trades with Morgan Stanley DW Inc. "(MSDW)", an affiliate of the Investment Manager, Sub-Advisor and Distributor. Included in the receivable for investments sold at June 30, 2001 for Dividend Growth is $2,087,375 for unsettled trades with MSDW.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

For the six months ended June 30, 2001, the following Portfolios incurred brokerage commissions with MSDW for portfolio transactions executed on behalf of the Portfolio:

                                                                                              GLOBAL
                            INCOME               DIVIDEND               CAPITAL              DIVIDEND
     UTILITIES              BUILDER               GROWTH                GROWTH                GROWTH
     ---------              -------              --------               -------              --------
      $11,070               $9,203                $44,421               $33,876               $2,115
      =======               ======                =======               =======               ======

                          AGGRESSIVE
      EQUITY                EQUITY              INFORMATION           STRATEGIST
      ------              ----------            -----------           ----------
      $35,658               $6,095                $3,633                $2,475
      =======               ======                ======                ======

Included in the payable for investments purchased at June 30, 2001 for Competitive Edge "Best Ideas" is $1,082,540 for unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor.

Included in the receivable for investments sold at June 30, 2001 for Equity, Competitive Edge "Best Ideas" and Aggressive Equity are $11,079,162, $1,306,899, and $1,056,030, respectively, for unsettled trades with Morgan Stanley &
Co., Inc.

For the six months ended June 30, 2001, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., for portfolio transactions executed on behalf of the Portfolio:

                                                                                     GLOBAL
                         INCOME             DIVIDEND             CAPITAL            DIVIDEND             PACIFIC
   UTILITITES            BUILDER             GROWTH              GROWTH              GROWTH              GROWTH
   ----------            -------            --------             -------            --------             -------
     $7,605               $225               $24,138             $17,474             $9,392               $355
     ======               ====               =======             =======             ======               ====

                                           COMPETITIVE
                         S&P 500              EDGE             AGGRESSIVE
     EQUITY               INDEX           "BEST IDEAS"           EQUITY            STRATEGIST          INFORMATION
     ------              -------          ------------         ----------          ----------          -----------
    $338,945              $131               $18,306             $34,259             $22,116              $121
    ========              ====               =======             =======             =======              ====

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 2001 included in Trustees' fees

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

and expenses in the Statements of Operations and the accrued pension liability included in accrued expenses in the Statements of Assets and Liabilities are as follows:

                       AGGREGATE PENSION COSTS
---------------------------------------------------------------------
                                                  GLOBAL
SHORT-TERM    INCOME    DIVIDEND     CAPITAL     DIVIDEND    EUROPEAN
   BOND      BUILDER     GROWTH      GROWTH       GROWTH      GROWTH
----------   --------   --------   -----------   ---------   --------
   $145       $  443     $3,492       $681        $1,925      $2,330
   ====       ======     ======       ====        ======      ======

                                   COMPETITIVE
PACIFIC                 S&P 500       EDGE          AGGRESSIVE
GROWTH       EQUITY     INDEX      "BEST IDEAS"     EQUITY
----------   --------   --------   --------------   ----------
   $239       $5,349     $1,776         $411          $  981
   ====       ======     ======         ====          ======

                                          ACCRUED PENSION LIABILITY
-------------------------------------------------------------------------------------------------------------
        MONEY           SHORT-TERM     QUALTY        HIGH                   INCOME      DIVIDEND     CAPITAL
       MARKET              BOND      INCOME PLUS    YIELD     UTILITIES     BUILDER      GROWTH      GROWTH
---------------------   ----------   -----------   --------   ---------   -----------   ---------   ---------
       $10,665            $  148       $7,121      $ 3,598     $4,713       $   562      $12,149     $1,201
       =======            ======       ======      =======     ======       =======      =======     ======

    GLOBAL                                                                COMPETITIVE
   DIVIDEND             EUROPEAN     PACIFIC                  S&P 500      EDGE            AGGRESSIVE
    GROWTH              GROWTH       GROWTH        EQUITY     INDEX       "BEST IDEAS"     EQUITY       STRATEGIST
   --------             --------     -------       ------     -------     ------------     ----------   ----------
       $ 2,751            $3,407       $  391      $11,669     $1,847        $   535        $   985       $7,512
       =======            ======       ======      =======     ======        =======        =======       ======

5. FEDERAL INCOME TAX STATUS
At December 31, 2000, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

AVAILABLE THROUGH
DECEMBER 31,                               2001    2002     2003    2004    2005    2006     2007      2008     TOTAL
----------------------------------------  ------  -------  ------  ------  ------  -------  -------  --------  --------
Short-Term Bond.........................    --      --       --      --      --      --     $     3  $      1  $      4
Quality Income Plus.....................    --    $12,983    --    $2,491    --      --      10,670    10,496    36,640
High Yield..............................  $4,736    3,256  $2,984   5,521    --    $ 2,735   10,786     7,523    37,541
Income Builder..........................    --      --       --      --      --      --         180     1,618     1,798
Dividend Growth.........................    --      --       --      --      --      --       --      235,564   235,564
Pacific Growth..........................    --      --       --      --    $5,427   33,536    --        --       38,963
Equity..................................    --      --       --      --     3,342       14    --        --        3,356
S&P 500 Index...........................    --      --       --      --      --      --       --          177       177
Competitive Edge "Best ideas"...........    --      --       --      --      --        853      544     --        1,397
Aggressive Equity.......................    --      --       --      --      --      --          68    11,560    11,628

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

The Equity Portfolio obtained a net capital loss carryover of approximately $6,329,000 from a previous acquisition. Utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations.

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2000: Quality Income Plus -- $1,971,000; Utilities -- $6,056,000; Capital Growth -- $1,082,000; Global Dividend Growth -- $10,000; Pacific Growth -- $377,000; Equity -- $58,282,000; S&P 500 Index -- $643,000; Competitive Edge "Best Ideas" -- $409,000; Information -- $16,000; Aggressive Equity -- $4,937,000; and
Strategist -- $9,909,000.

At December 31, 2000, the primary reason(s) for significant temporary book/tax differences were as follows:

                                              TEMPORARY DIFFERENCES
                                          -----------------------------
                                          POST-OCTOBER  LOSS DEFERRALS
                                             LOSSES     FROM WASH SALES
                                          ------------  ---------------
Short-Term Bond.........................                           -
Quality Income Plus.....................           -
High Yield..............................                           -
Utilities...............................           -               -
Income Builder..........................                           -
Dividend Growth.........................                           -
Capital Growth..........................           -               -
Global Dividend Growth..................           -               -
European Growth.........................                           -
Pacific Growth..........................           -               -
Equity..................................           -               -
S&P 500 Index...........................           -               -
Competitive Edge "Best Ideas"...........           -               -
Aggressive Equity.......................           -               -
Information.............................           -               -
Strategist..............................           -               -

Additionally, the following Portfolios had other temporary differences: Global Dividend Growth and Pacific Growth -- income from mark-to-market of passive foreign investment companies; European Growth -- income from mark-to-market of forward foreign currency contracts; High Yield -- interest on bonds in default.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
Global Dividend Growth, European Growth, Pacific Growth, Competitive Edge "Best Ideas" and Aggressive Equity may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. European Growth and Pacific Growth may also purchase and write put options on foreign currencies ("options") in which the Portfolios' securities are denominated to protect against a decline in value of such securities due to currency devaluations.

Forward contracts and options involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these forward contracts and options from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 2001, European Growth, Competitive Edge "Best Ideas" and Pacific Growth had outstanding forward contracts.

S&P 500 Index may purchase and sell stock index futures ("futures contacts") for the following reasons: to simulate full investment in the S&P 500 INDEX while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 INDEX.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. S&P 500 Index bears the risk of an unfavorable change in the value of the underlying securities.

At June 30, 2001, S&P 500 Index had outstanding futures contracts.

At June 30, 2001, European Growth's investments in securities of issuers in the United Kingdom represented 36.7% of the Portfolio's net assets. Pacific Growth's investments in securities of issuers in Japan represented 51.6% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At June 30, 2001, Global Dividend Growth's, European Growth's, Pacific Growth's and Information's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the custodian of each Portfolio.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 (UNAUDITED) CONTINUED

7. CHANGE IN ACCOUNTING POLICY
Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of each respective Portfolio, but resulted in the following changes to Short-Term Bond, Quality Income Plus, High Yield, Utilities, Income Builder and Strategist: an increase or (decrease) in the cost of securities of $11,827, $(405,358), $1,612,891, $14,456,
$(210,499) and $121,487, respectively; and a corresponding increase or (decrease) to undistributed net investment income based on securities held as of December 31, 2000.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $28,855, $88,105, $443,606, $72,576, $147,785 and
$192,366, respectively; with a corresponding increase or (decrease) in unrealized appreciation/depreciation of $32,775, $107,429, $(39,404), $78,791, $13,243 and $11,598, respectively; and an increase or (decrease) in net realized gains/losses of $(3,920), $(19,324), $483,010, $(6,215), $134,542, and $180,768,
respectively. The statement of changes in net assets and the financial highlights for the prior periods have not been restated to reflect this change.

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                      NET ASSET                                                                              TOTAL
YEAR                    VALUE         NET        NET REALIZED   TOTAL FROM                DISTRIBUTIONS    DIVIDENDS
ENDED                 BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO             AND
DECEMBER 31           OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-----------           ---------  -------------  --------------  ----------  ------------  -------------  -------------
MONEY MARKET
CLASS X SHARES
1996................   $ 1.00       $0.050              --        $0.050      $(0.050)           --         $(0.050)
1997................     1.00        0.051              --         0.051       (0.051)           --          (0.051)
1998................     1.00        0.051              --         0.051       (0.051)           --          (0.051)
1999................     1.00        0.047              --         0.047       (0.047)           --          (0.047)
2000*(b)............     1.00        0.058              --         0.058       (0.058)           --          (0.058)
2001*(a)............     1.00        0.024              --         0.024       (0.024)**         --          (0.024)
CLASS Y SHARES*
2000(c).............     1.00        0.033              --         0.033       (0.033)           --          (0.033)
2001(a).............     1.00        0.023              --         0.023       (0.023)**         --          (0.023)

SHORT-TERM BOND
CLASS X SHARES
1999(f).............    10.00         0.27          $(0.12)         0.15        (0.27)           --           (0.27)
2000*(b)............     9.88         0.51            0.05          0.56        (0.48)           --           (0.48)
2001*(a)............     9.96         0.24(8)       0.01(8)         0.25        (0.25)           --           (0.25)
CLASS Y SHARES*
2000(c).............     9.86         0.28            0.09          0.37        (0.28)           --           (0.28)
2001(a).............     9.95         0.22(8)       0.02(8)         0.24        (0.24)           --           (0.24)

QUALITY INCOME PLUS
CLASS X SHARES
1996................    10.96         0.71           (0.58)         0.13        (0.72)           --           (0.72)
1997................    10.37         0.70            0.40          1.10        (0.70)           --           (0.70)
1998................    10.77         0.68            0.23          0.91        (0.68)           --           (0.68)
1999................    11.00         0.67           (1.14)        (0.47)       (0.67)           --           (0.67)
2000*(b)............     9.86         0.68            0.37          1.05        (0.69)           --           (0.69)
2001*(a)............    10.22         0.32(8)         0.07(8)       0.39        (0.32)           --           (0.32)
CLASS Y SHARES*
2000(c).............     9.80         0.38            0.42          0.80        (0.39)           --           (0.39)
2001(a).............    10.21         0.29(8)         0.09(8)       0.38        (0.31)           --           (0.31)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                         RATIOS TO AVERAGE
                      NET ASSET                 NET ASSETS                   NET ASSETS
YEAR                    VALUE                     END OF        ------------------------------------      PORTFOLIO
ENDED                  END OF      TOTAL          PERIOD                              NET INVESTMENT      TURNOVER
DECEMBER 31            PERIOD     RETURN+        (000'S)            EXPENSES          INCOME (LOSS)         RATE
-----------           ---------  ---------      ----------      ----------------      --------------      ---------
MONEY MARKET
CLASS X SHARES
1996................   $ 1.00       5.11%        $340,238              0.52%                4.97%             N/A
1997................     1.00       5.23          335,578              0.52                 5.10              N/A
1998................     1.00       5.18          442,034              0.52                 5.04              N/A
1999................     1.00       4.80          435,643              0.52                 4.68              N/A
2000*(b)............     1.00       6.01          358,793              0.52                 5.83              N/A
2001*(a)............     1.00       2.47(1)       427,032              0.52(2)              4.81(2)           N/A
CLASS Y SHARES*
2000(c).............     1.00       3.37(1)        13,813              0.77(2)              5.86(2)           N/A
2001(a).............     1.00       2.34(1)        62,727              0.77(2)              4.56(2)           N/A

SHORT-TERM BOND
CLASS X SHARES
1999(f).............     9.88       1.56(1)         3,175              0.62(2)(5)           4.83(2)(5)         56%(1)
2000*(b)............     9.96       5.85            6,427              0.98                 5.08               16
2001*(a)............     9.96       2.50(1)        12,265              0.67(2)(7)#          4.72(2)(7)(8)      61(1)
CLASS Y SHARES*
2000(c).............     9.95       3.82(1)         1,430              1.17(2)              5.00(2)            16
2001(a).............     9.95       2.29(1)         8,247              0.92(2)(7)#          5.47(2)(7)(8)      61(1)

QUALITY INCOME PLUS
CLASS X SHARES
1996................    10.37       1.56          474,660              0.53                 6.84              182
1997................    10.77      11.09          474,990              0.53                 6.71              171
1998................    11.00       8.67          547,583              0.52                 6.23              152
1999................     9.86      (4.32)         456,132              0.52                 6.45              119
2000*(b)............    10.22      11.09          406,508              0.52                 6.90              105
2001*(a)............    10.29       3.79(1)       421,043              0.53(2)              6.16(2)(8)         62(1)
CLASS Y SHARES*
2000(c).............    10.21       8.31(1)         5,176              0.77(2)              6.53(2)           105
2001(a).............    10.28       3.68(1)        24,402              0.78(2)              5.91(2)(8)         62(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                           NET ASSET                                                                              TOTAL
YEAR                         VALUE         NET        NET REALIZED   TOTAL FROM                DISTRIBUTIONS    DIVIDENDS
ENDED                      BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO             AND
DECEMBER 31                OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-----------                ---------  -------------  --------------  ----------  ------------  -------------  -------------
HIGH YIELD
CLASS X SHARES
1996.....................   $ 6.26        $0.77          $(0.06)       $ 0.71       $(0.79)           --         $(0.79)
1997.....................     6.18         0.75           (0.06)         0.69        (0.75)           --          (0.75)
1998.....................     6.12         0.71           (1.05)        (0.34)       (0.71)           --          (0.71)
1999.....................     5.07         0.68           (0.74)        (0.06)       (0.68)           --          (0.68)
2000*(b).................     4.33         0.66           (1.90)        (1.24)       (0.66)           --          (0.66)
2001*(a).................     2.43         0.18(8)        (0.57)(8)     (0.39)       (0.19)           --          (0.19)
CLASS Y SHARES*
2000(c)..................     3.92         0.37           (1.48)        (1.11)       (0.38)           --          (0.38)
2001(a)..................     2.43         0.17(8)        (0.56)(8)     (0.39)       (0.19)           --          (0.19)

UTILITIES
CLASS X SHARES
1996.....................    14.68         0.55            0.70          1.25        (0.55)       $(0.04)         (0.59)
1997.....................    15.34         0.57            3.46          4.03        (0.57)        (0.21)         (0.78)
1998.....................    18.59         0.57            3.68          4.25        (0.57)        (1.02)         (1.59)
1999.....................    21.25         0.55            2.08          2.63        (0.55)        (0.43)         (0.98)
2000*(b).................    22.90         0.49            0.17          0.66        (0.49)        (1.38)         (1.87)
2001*(a).................    21.69         0.21(8)        (2.54)(8)     (2.33)       (0.22)        (1.20)         (1.42)
CLASS Y SHARES*
2000(c)..................    22.98         0.24            0.19          0.43        (0.35)        (1.38)         (1.73)
2001(a)..................    21.68         0.18(8)        (2.53)(8)     (2.35)       (0.19)        (1.20)         (1.39)

INCOME BUILDER
CLASS X SHARES
1997(d)..................    10.00         0.44            1.76          2.20        (0.44)           --          (0.44)
1998.....................    11.76         0.56           (0.19)         0.37        (0.56)        (0.11)         (0.67)
1999.....................    11.46         0.58            0.21          0.79        (0.56)        (0.28)++       (0.81)
2000*(b).................    11.44         0.55           (0.54)         0.01        (0.56)        (0.03)++       (0.59)
2001*(a).................    10.86         0.26(8)         0.27(8)       0.53        (0.28)           --          (0.28)
CLASS Y SHARES*
2000(c)..................    11.15         0.32           (0.21)         0.11        (0.39)        (0.02)++       (0.41)
2001(a)..................    10.85         0.25(8)         0.27(8)       0.52        (0.27)           --          (0.27)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          RATIOS TO AVERAGE
                           NET ASSET               NET ASSETS                 NET ASSETS
YEAR                         VALUE                   END OF        --------------------------------      PORTFOLIO
ENDED                       END OF       TOTAL       PERIOD                          NET INVESTMENT      TURNOVER
DECEMBER 31                 PERIOD      RETURN+     (000'S)          EXPENSES        INCOME (LOSS)         RATE
-----------                ---------  -----------  ----------      ------------      --------------      ---------
HIGH YIELD
CLASS X SHARES
1996.....................   $ 6.18       11.98%     $259,549            0.51%             12.59%               57%
1997.....................     6.12       11.87       368,061            0.53              12.44                95
1998.....................     5.07       (6.20)      364,079            0.53              12.27                93
1999.....................     4.33       (1.33)      279,683            0.53              14.05                48
2000*(b).................     2.43      (32.22)      128,646            0.54              17.40                 9
2001*(a).................     1.85      (16.93)(1)    95,471            0.56(2)           15.87(2)(8)          51(1)
CLASS Y SHARES*
2000(c)..................     2.43      (30.02)(1)     1,947            0.79(2)           20.95(2)              9
2001(a)..................     1.85      (17.04)(1)     4,614            0.81(2)           15.62(2)(8)          51(1)

UTILITIES
CLASS X SHARES
1996.....................    15.34        8.68       440,662            0.67               3.61                 9
1997.....................    18.59       27.15       458,134            0.67               3.48                13
1998.....................    21.25       23.76       560,803            0.67               2.89                 7
1999.....................    22.90       12.71       580,487            0.67               2.51                10
2000*(b).................    21.69        3.03       551,734            0.66               2.16                13
2001*(a).................    17.94      (10.74)(1)   444,180            0.66(2)            2.04(2)(8)          18(1)
CLASS Y SHARES*
2000(c)..................    21.68        2.07(1)     19,069            0.91(2)            1.93(2)             13
2001(a)..................    17.94      (10.86)(1)    22,864            0.91(2)            1.79(2)(8)          18(1)

INCOME BUILDER
CLASS X SHARES
1997(d)..................    11.76       22.38(1)     55,423            0.15(2)(3)         5.73(2)(3)          41(1)
1998.....................    11.46        3.21        87,769            0.81               5.09                54
1999.....................    11.44        7.06        81,616            0.81               4.98                43
2000*(b).................    10.86        0.17        59,383            0.81               5.07                51
2001*(a).................    11.11        4.90(1)     64,882            0.82(2)            4.65(2)(8)          17(1)
CLASS Y SHARES*
2000(c)..................    10.85        1.06(1)        965            1.06(2)            5.17(2)             51
2001(a)..................    11.10        4.81(1)      3,875            1.07(2)            4.56(2)(8)          17(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                           NET ASSET                                                                              TOTAL
YEAR                         VALUE         NET        NET REALIZED   TOTAL FROM                DISTRIBUTIONS    DIVIDENDS
ENDED                      BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO             AND
DECEMBER 31                OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-----------                ---------  -------------  --------------  ----------  ------------  -------------  -------------
DIVIDEND GROWTH
CLASS X SHARES
1996.....................   $15.59       $ 0.41          $ 3.22        $ 3.63       $(0.41)       $(0.41)        $(0.82)
1997.....................    18.40         0.41            4.20          4.61        (0.41)        (1.00)         (1.41)
1998.....................    21.60         0.41            2.58          2.99        (0.41)        (2.05)         (2.46)
1999.....................    22.13         0.39           (0.55)        (0.16)       (0.39)        (3.26)         (3.65)
2000*(b).................    18.32         0.31            0.02          0.33        (0.33)        (3.82)         (4.15)
2001*(a).................    14.50         0.13            0.06          0.19        (0.14)           --          (0.14)
CLASS Y SHARES*
2000(c)..................    17.79         0.12            0.62          0.74        (0.22)        (3.82)         (4.04)
2001(a)..................    14.49         0.12            0.04          0.16        (0.12)           --          (0.12)

CAPITAL GROWTH
CLASS X SHARES
1996.....................    15.22         0.08            1.65          1.73        (0.03)        (0.27)         (0.30)
1997.....................    16.65         0.01            3.90          3.91        (0.08)        (2.19)         (2.27)
1998.....................    18.29        (0.05)           3.59          3.54           --         (1.47)         (1.47)
1999.....................    20.36         0.00            6.12          6.12           --         (2.75)         (2.75)
2000*(b).................    23.73         0.10            0.28          0.38           --         (4.05)         (4.05)
2001*(a).................    20.06         0.02           (3.04)        (3.02)       (0.10)        (1.20)         (1.30)
CLASS Y SHARES*
2000(c)..................    24.55         0.03           (0.50)        (0.47)          --         (4.05)         (4.05)
2001(a)..................    20.03         0.00           (3.04)        (3.04)       (0.09)        (1.20)         (1.29)

GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1996.....................    11.69         0.24            1.75          1.99        (0.24)        (0.31)         (0.55)
1997.....................    13.13         0.22            1.37          1.59        (0.23)        (0.60)         (0.83)
1998.....................    13.89         0.24            1.45          1.69        (0.24)        (1.52)         (1.76)
1999.....................    13.82         0.27            1.71          1.98        (0.29)        (1.07)         (1.36)
2000*(b).................    14.44         0.24           (0.64)        (0.40)       (0.09)        (1.22)         (1.31)
2001*(a).................    12.73         0.15           (0.63)        (0.48)       (0.33)        (0.14)         (0.47)
CLASS Y SHARES*
2000(c)..................    13.96         0.08           (0.11)        (0.03)          --         (1.22)         (1.22)
2001(a)..................    12.71         0.15           (0.64)        (0.49)       (0.33)        (0.14)         (0.47)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                    RATIOS TO AVERAGE
                           NET ASSET               NET ASSETS           NET ASSETS
YEAR                         VALUE                   END OF     --------------------------  PORTFOLIO
ENDED                       END OF       TOTAL       PERIOD                 NET INVESTMENT   TURNOVER
DECEMBER 31                 PERIOD      RETURN+      (000'S)     EXPENSES   INCOME (LOSS)      RATE
-----------                ---------  -----------  -----------  ----------  --------------  ----------
DIVIDEND GROWTH
CLASS X SHARES
1996.....................   $18.40       23.96%    $1,288,404       0.57%         2.46%           23%
1997.....................    21.60       25.61      1,905,906       0.54          2.06            28
1998.....................    22.13       14.28      2,249,927       0.53          1.85            45
1999.....................    18.32       (2.39)     2,033,814       0.52          1.82            81
2000*(b).................    14.50        5.30      1,552,724       0.54          2.07            34
2001*(a).................    14.55        1.31(1)   1,464,571       0.55(2)       1.86(2)          9(1)
CLASS Y SHARES*
2000(c)..................    14.49        7.65(1)      19,083       0.79(2)       1.59(2)         34
2001(a)..................    14.53        1.13(1)      38,703       0.80(2)       1.61(2)          9(1)

CAPITAL GROWTH
CLASS X SHARES
1996.....................    16.65       11.55         86,862       0.73          0.52            98
1997.....................    18.29       24.54        127,100       0.71          0.01           139
1998.....................    20.36       19.63        138,603       0.70         (0.26)          248
1999.....................    23.73       33.29        171,251       0.72          0.02           575
2000*(b).................    20.06        1.28        183,151       0.69          0.43           349
2001*(a).................    15.74      (15.09)(1)    137,511       0.70(2)       0.23(2)        170(1)
CLASS Y SHARES*
2000(c)..................    20.03       (2.24)(1)      3,551       0.94(2)       0.30(2)        349
2001(a)..................    15.70      (15.20)(1)      5,385       0.95(2)      (0.02)(2)       170(1)

GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1996.....................    13.13       17.49        334,821       0.85          1.94            39
1997.....................    13.89       12.04        481,613       0.84          1.61            48
1998.....................    13.82       12.53        484,228       0.84          1.68            52
1999.....................    14.44       14.65        506,929       0.83          1.90            43
2000*(b).................    12.73       (2.50)       373,770       0.80          1.88            40
2001*(a).................    11.78       (3.72)(1)    326,610       0.82(2)       2.34(2)          4(1)
CLASS Y SHARES*
2000(c)..................    12.71        0.07(1)       2,211       1.05(2)       1.14(2)         40
2001(a)..................    11.75       (3.81)(1)      5,850       1.07(2)       2.09(2)          4(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                           NET ASSET                                                                              TOTAL
YEAR                         VALUE         NET        NET REALIZED   TOTAL FROM                DISTRIBUTIONS    DIVIDENDS
ENDED                      BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO             AND
DECEMBER 31                OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-----------                ---------  -------------  --------------  ----------  ------------  -------------  -------------
EUROPEAN GROWTH
CLASS X SHARES
1996.....................   $17.53       $ 0.17          $ 4.91        $ 5.08       $(0.04)       $(1.01)        $(1.05)
1997.....................    21.56         0.21            3.19          3.40        (0.24)        (1.18)         (1.42)
1998.....................    23.54         0.15            5.53          5.68        (0.31)        (1.73)         (2.04)
1999.....................    27.18         0.25            6.91          7.16        (0.19)        (2.68)         (2.87)
2000*(b).................    31.47         0.13           (1.43)        (1.30)       (0.18)        (4.62)         (4.80)
2001*(a).................    25.37         0.15           (3.82)        (3.67)       (0.26)        (4.06)         (4.32)
CLASS Y SHARES*
2000(c)..................    32.26        (0.03)          (2.10)        (2.13)       (0.18)        (4.62)         (4.80)
2001(a)..................    25.33         0.13           (3.82)        (3.69)       (0.25)        (4.06)         (4.31)

PACIFIC GROWTH
CLASS X SHARES
1996.....................     9.70         0.05            0.32          0.37        (0.11)           --          (0.11)
1997.....................     9.96         0.12           (3.82)        (3.70)       (0.14)           --          (0.14)
1998.....................     6.12         0.06           (0.75)        (0.69)       (0.28)           --          (0.28)
1999.....................     5.15         0.04            3.33          3.37        (0.06)           --          (0.06)
2000*(b).................     8.46         0.00           (2.78)        (2.78)       (0.12)           --          (0.12)
2001*(a).................     5.56         0.00           (0.67)        (0.67)       (0.07)           --          (0.07)
CLASS Y SHARES*
2000(c)..................     7.70        (0.01)          (2.01)        (2.02)       (0.12)           --          (0.12)
2001(a)..................     5.56        (0.01)          (0.66)        (0.67)       (0.07)           --          (0.07)

EQUITY
CLASS X SHARES
1996.....................    27.14         0.16            2.70          2.86        (0.16)        (3.45)         (3.61)
1997.....................    26.39         0.18            9.27          9.45        (0.18)        (2.08)         (2.26)
1998.....................    33.58         0.25            9.47          9.72        (0.25)        (4.47)         (4.72)
1999.....................    38.58         0.22           20.48         20.70        (0.22)        (5.18)         (5.40)
2000*(b).................    53.88         0.30           (6.46)        (6.16)       (0.29)        (7.75)         (8.04)
2001*(a).................    39.68         0.11           (7.54)        (7.43)       (0.12)        (6.89)         (7.01)
CLASS Y SHARES*
2000(c)..................    49.12         0.21           (1.68)        (1.47)       (0.24)        (7.75)         (7.99)
2001(a)..................    39.66         0.06           (7.53)        (7.47)       (0.08)        (6.89)         (6.97)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                    RATIOS TO AVERAGE
                           NET ASSET               NET ASSETS           NET ASSETS
YEAR                         VALUE                   END OF     --------------------------  PORTFOLIO
ENDED                       END OF       TOTAL       PERIOD                 NET INVESTMENT   TURNOVER
DECEMBER 31                 PERIOD      RETURN+      (000'S)     EXPENSES   INCOME (LOSS)      RATE
-----------                ---------  -----------  -----------  ----------  --------------  ----------
EUROPEAN GROWTH
CLASS X SHARES
1996.....................   $21.56       29.99%    $  302,422       1.11%         0.97%           43%
1997.....................    23.54       16.07        391,441       1.12          1.04            45
1998.....................    27.18       23.96        510,638       1.11          0.65            56
1999.....................    31.47       29.11        579,705       1.04          0.87            55
2000*(b).................    25.37       (4.92)       508,366       1.00          0.46            78
2001*(a).................    17.38      (14.46)(1)    387,580       1.02(2)       1.28(2)         43(1)
CLASS Y SHARES*
2000(c)..................    25.33       (7.39)(1)     10,580       1.25(2)      (0.18)(2)        78
2001(a)..................    17.33      (14.57)(1)     16,630       1.27(2)       1.03(2)         43(1)

PACIFIC GROWTH
CLASS X SHARES
1996.....................     9.96        3.89        144,536       1.37          1.01            50
1997.....................     6.12      (37.70)        68,904       1.44          1.09            58
1998.....................     5.15      (10.40)        52,842       1.51          0.91           112
1999.....................     8.46       66.09        115,927       1.42          0.85           105
2000*(b).................     5.56      (33.46)        64,209       1.21          0.01            46
2001*(a).................     4.82      (12.11)(1)     49,829       1.57(2)      (0.01)(2)        68(1)
CLASS Y SHARES*
2000(c)..................     5.56      (26.72)(1)        728       1.46(2)      (0.20)(2)        46
2001(a)..................     4.82      (12.13)(1)      3,354       1.82(2)      (0.26)(2)        68(1)

EQUITY
CLASS X SHARES
1996.....................    26.39       12.36        521,908       0.54          0.58           279
1997.....................    33.58       37.43        823,090       0.52          0.61           145
1998.....................    38.58       30.45      1,138,413       0.52          0.73           257
1999.....................    53.88       58.59      2,083,071       0.51          0.54           323
2000*(b).................    39.68      (12.35)     1,818,134       0.50          0.62           402
2001*(a).................    25.24      (18.70)(1)  1,306,799       0.51(2)       0.68(2)        173(1)
CLASS Y SHARES*
2000(c)..................    39.66       (3.99)(1)     31,903       0.75(2)       0.85(2)        402
2001(a)..................    25.22      (18.83)(1)     49,561       0.76(2)       0.43(2)        173(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                           NET ASSET                                                                              TOTAL
YEAR                         VALUE         NET        NET REALIZED   TOTAL FROM                DISTRIBUTIONS    DIVIDENDS
ENDED                      BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO             AND
DECEMBER 31                OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-----------                ---------  -------------  --------------  ----------  ------------  -------------  -------------
S&P 500 INDEX
CLASS X SHARES
1998(e)..................   $10.00        $0.06          $ 1.16        $1.22            --            --             --
1999.....................    11.22         0.06            2.21         2.27       $ (0.03)       $(0.03)        $(0.06)
2000*(b).................    13.43         0.12           (1.37)       (1.25)        (0.07)        (0.06)         (0.13)
2001*(a).................    12.05         0.05           (0.88)       (0.83)        (0.10)           --          (0.10)
CLASS Y SHARES*
2000(c)..................    13.47         0.04           (1.34)       (1.30)        (0.07)        (0.06)         (0.13)
2001(a)..................    12.04         0.04           (0.88)       (0.84)        (0.10)           --          (0.10)

COMPETITIVE EDGE "BEST IDEAS"
CLASS X SHARES
1998(e)..................    10.00         0.07           (0.25)       (0.18)           --            --             --
1999.....................     9.82         0.06            2.56         2.62         (0.07)           --          (0.07)
2000*(b).................    12.37         0.06           (2.20)       (2.14)        (0.05)           --          (0.05)
2001*(a).................    10.18         0.03           (1.60)       (1.57)        (0.06)        (0.64)         (0.70)
CLASS Y SHARES*
2000(c)..................    12.03         0.00           (1.82)       (1.82)        (0.05)           --          (0.05)
2001(a)..................    10.16         0.02           (1.60)       (1.58)        (0.05)        (0.64)         (0.69)

AGGRESSIVE EQUITY
CLASS X SHARES
1999(f)..................    10.00         0.05            4.55         4.60         (0.03)           --          (0.03)
2000*(b).................    14.57         0.05           (0.30)       (0.25)        (0.01)           --          (0.01)
2001*(a).................    14.31         0.02           (3.05)       (3.03)        (0.04)           --          (0.04)
CLASS Y SHARES*
2000(c)..................    14.66         0.03           (0.39)       (0.36)        (0.01)           --          (0.01)
2001(a)..................    14.29         0.00           (3.04)       (3.04)        (0.03)           --          (0.03)

INFORMATION FUND*
CLASS X SHARES
2000(g)..................    10.00         0.06           (0.75)       (0.69)           --            --             --
2001(a)..................     9.31         0.05           (3.22)       (3.17)        (0.01)           --          (0.01)
CLASS Y SHARES
2000(g)..................    10.00         0.05           (0.74)       (0.69)           --            --             --
2001(a)..................     9.31         0.04           (3.22)       (3.18)        (0.01)           --          (0.01)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                       RATIOS TO AVERAGE
                           NET ASSET               NET ASSETS              NET ASSETS
YEAR                         VALUE                   END OF    ----------------------------------      PORTFOLIO
ENDED                       END OF       TOTAL       PERIOD                        NET INVESTMENT      TURNOVER
DECEMBER 31                 PERIOD      RETURN+     (000'S)       EXPENSES         INCOME (LOSS)         RATE
-----------                ---------  -----------  ----------  --------------      --------------      ---------
S&P 500 INDEX
CLASS X SHARES
1998(e)..................   $11.22       12.20%(1)  $ 48,732           --(4)             1.85%(2)(4)         2%(1)
1999.....................    13.43       20.23       185,963         0.48%(5)            1.03(5)             1
2000*(b).................    12.05       (9.38)      210,530         0.45                0.88                3
2001*(a).................    11.12       (6.88)(1)   186,357         0.46(2)             0.88(2)             3(1)
CLASS Y SHARES*
2000(c)..................    12.04       (9.73)(1)    12,724         0.71(2)             0.60(2)             3
2001(a)..................    11.10       (7.00)(1)    28,950         0.71(2)             0.63(2)             3(1)

COMPETITIVE EDGE "BEST IDEAS"
CLASS X SHARES
1998(e)..................     9.82       (1.90)(1)    36,539           --(4)             1.74(2)(4)         31(1)
1999.....................    12.37       26.88        62,295         0.56(5)             0.72(5)            54
2000*(b).................    10.18      (17.39)       69,882         0.71                0.50               70
2001*(a).................     7.91      (15.41)(1)    52,878         0.75(2)             0.71(2)            20(1)
CLASS Y SHARES*
2000(c)..................    10.16      (15.22)(1)     4,666         0.96(2)             0.06(2)            70
2001(a)..................     7.89      (15.50)(1)     5,529         1.00(2)             0.46(2)            20(1)

AGGRESSIVE EQUITY
CLASS X SHARES
1999(f)..................    14.57       46.08(1)     38,197         0.52(2)(5)          0.86(2)(5)        108(1)
2000*(b).................    14.31       (1.75)      138,657         0.82                0.32              414
2001*(a).................    11.24      (21.17)(1)    93,092         0.84(2)             0.29(2)           228(1)
CLASS Y SHARES*
2000(c)..................    14.29       (2.48)(1)    13,392         1.05(2)             0.32(2)           414
2001(a)..................    11.22      (21.24)(1)    17,111         1.09(2)             0.04(2)           228(1)

INFORMATION FUND*
CLASS X SHARES
2000(g)..................     9.31       (6.90)(1)     2,686           --(6)             3.80(2)(6)          1(1)
2001(a)..................     6.13      (34.05)(1)     4,553           --(7)             1.53(2)(7)         80(1)
CLASS Y SHARES
2000(g)..................     9.31       (6.90)(1)     1,915         0.25(2)(6)          3.55(2)(6)          1(1)
2001(a)..................     6.12      (34.17)(1)     5,457         0.25(2)(7)          1.28(2)(7)         80(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                           NET ASSET                                                                              TOTAL
YEAR                         VALUE         NET        NET REALIZED   TOTAL FROM                DISTRIBUTIONS    DIVIDENDS
ENDED                      BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO             AND
DECEMBER 31                OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-----------                ---------  -------------  --------------  ----------  ------------  -------------  -------------
STRATEGIST
CLASS X SHARES
1996.....................   $12.45        $0.43          $ 1.39        $ 1.82       $(0.43)       $(0.12)        $(0.55)
1997.....................    13.72         0.45            1.40          1.85        (0.45)        (0.32)         (0.77)
1998.....................    14.80         0.36            3.40          3.76        (0.36)        (1.56)         (1.92)
1999.....................    16.64         0.40            2.46          2.86        (0.40)           --          (0.40)
2000*(b).................    19.10         0.50           (0.20)         0.30        (0.48)        (2.26)         (2.74)
2001*(a).................    16.66         0.21(8)        (1.33)(8)     (1.12)       (0.22)        (0.66)         (0.88)
CLASS Y SHARES*
2000(c)..................    19.29         0.49           (0.51)        (0.02)       (0.36)        (2.26)         (2.62)
2001(a)..................    16.65         0.19(8)        (1.33)(8)     (1.14)       (0.20)        (0.66)         (0.86)

---------------------

(A)  FOR SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED).
(B) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
(C) FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000. COMMENCEMENT OF OPERATIONS:
(D)  JANUARY 21, 1997.
(E)  MAY 18, 1998.
(F)  MAY 4, 1999.
(G)  NOVEMBER 6, 2000.
* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
**   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++   DISTRIBUTION FROM PAID-IN-CAPITAL.
++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.
#    DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 21, 1997 THROUGH DECEMBER 3, 1997 FOR INCOME BUILDER, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.99% AND 4.89%, RESPECTIVELY.
(4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998 THROUGH DECEMBER 31, 1998 FOR COMPETITIVE EDGE "BEST IDEAS" AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.83%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS" AND 0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.
(5) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR COMPETITIVE EDGE "BEST IDEAS" AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR SHORT-TERM BOND AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS", 2.38% AND 3.07%, RESPECTIVELY, FOR SHORT-TERM BOND, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.
(6) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR PLAN OF DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82% AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                              RATIOS TO AVERAGE
                           NET ASSET           NET ASSETS         NET ASSETS
YEAR                         VALUE               END OF    ------------------------  PORTFOLIO
ENDED                       END OF     TOTAL     PERIOD              NET INVESTMENT  TURNOVER
DECEMBER 31                 PERIOD    RETURN+   (000'S)    EXPENSES  INCOME (LOSS)     RATE
-----------                ---------  -------  ----------  --------  --------------  ---------
STRATEGIST
CLASS X SHARES
1996.....................   $13.72     15.02%   $423,768      0.52%        3.30%         153%
1997.....................    14.80     13.71     497,028      0.52         3.09          159
1998.....................    16.64     26.55     633,934      0.52         2.32           84
1999.....................    19.10     17.35     729,701      0.52         2.24          120
2000*(b).................    16.66      1.64     701,294      0.52         2.68          126
2001*(a).................    14.66     (6.72)(1)   602,608    0.52(2)       2.64(2)(8)      51(1)
CLASS Y SHARES*
2000(c)..................    16.65     (0.02)(1)    23,375    0.77(2)       2.77(2)      126
2001(a)..................    14.65     (6.84)(1)    35,347    0.77(2)       2.41(2)(8)      51(1)

---------------------

(7) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR PLAN OF DISTRIBUTION FEES) FOR SHORT-TERM BOND AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH JUNE 30, 2001 AND HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR PLAN OF DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 2001, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.69% AND 5.34%, RESPECTIVELY, FOR SHORT-TERM BOND CLASS X SHARES AND 0.94% AND 5.09%, RESPECTIVELY, FOR SHORT-TERM BOND CLASS Y SHARES AND 2.06% AND (0.53%), RESPECTIVELY, FOR INFORMATION CLASS X SHARES AND 2.31% AND (0.78%), RESPECTIVELY, FOR INFORMATION CLASS Y SHARES.
(8) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE SIX MONTHS ENDED JUNE 30, 2001 FOR SHORT-TERM BOND, QUALITY INCOME PLUS, HIGH YIELD, UTILITIES, INCOME BUILDER AND STRATEGIST WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN/LOSS PER SHARE BY $0.03, $0.01, $0.01, $0.00, $0.03, AND $0.00,
     RESPECTIVELY, AND TO DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.64%, 0.13%, 0.69%, 0.04%, 0.46%, AND 0.05%, RESPECTIVELY.
     THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                                            TRUSTEES
                     -------------------------------------------------------
                     Michael Bozic                     Dr. Manuel H. Johnson
                     Charles A. Fiumefreddo                Michael E. Nugent
                     Edwin J. Garn                        Philip J. Purcell
                      Wayne E. Hedien                     John L. Schroeder
                     James F. Higgins

                                            OFFICERS
                     -------------------------------------------------------
                                     Charles A. Fiumefreddo
                              CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                        Mitchell M. Merin
                                            PRESIDENT

                                           Barry Fink
                          VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                        Thomas F. Caloia
                                            TREASURER

            TRANSFER AGENT                         INDEPENDENT AUDITORS
--------------------------------------    --------------------------------------
 Morgan Stanley Dean Witter Trust FSB             Deloitte & Touche LLP
Harborside Financial Center--Plaza Two          Two World Financial Center
    Jersey City, New Jersey 07311                New York, New York 10281

                                INVESTMENT MANAGER
                     ----------------------------------------
                     Morgan Stanley Investment Advisors Inc.
                              Two World Trade Center
                             New York, New York 10048

                                   SUB-ADVISOR
                       (EUROPEAN GROWTH AND PACIFIC GROWTH
                                    PORTFOLIO)
                     ----------------------------------------
                       Morgan Stanley Investment Management
                                       Inc.
                           1221 Avenue of the Americas
                             New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

                                   #40113A